    [LOGO OF NEW ENGLAND FINANCIAL/TM/
    A METLIFE AFFILIATE APPEARS HERE]

    ----------------------------------------------------------------------------

    ZENITH FUND
    VARIABLE PRODUCTS




                                                             SEMIANNUAL REPORTS
                                                             JUNE 30, 1999

                               Table of Contents

Back Bay Advisors Money Market Series.......................................   1
Back Bay Advisors Bond Income Series........................................   7
Salomon Brothers Strategic Bond Opportunities Series........................  14
Salomon Brothers U.S. Government Series.....................................  24
Back Bay Advisors Managed Series............................................  30
Loomis Sayles Balanced Series...............................................  39
Alger Equity Growth Series..................................................  48
Capital Growth Series.......................................................  54
Davis Venture Value Series..................................................  59
Goldman Sachs Midcap Value Series...........................................  66
Loomis Sayles Small Cap Series..............................................  72
MFS Investors Series........................................................  80
MFS Research Managers Series................................................  86
Westpeak Growth and Income Series...........................................  93
Westpeak Stock Index Series................................................. 100
Morgan Stanley International Magnum Equity Series........................... 110
Notes to Financial Statements............................................... 119
Footnotes to Portfolio Manager Commentary................................... 125
Fidelity VIP Equity-Income Portfolio........................................
Fidelity VIP Overseas Portfolio.............................................


                                   Important:

  Some funds appearing in this report may not be available under your variable life or variable annuity product.

                                                                   August, 1999

To Our Policyholders/Contract Owners:

We are pleased to provide you with the 1999 Semiannual Report for the Zenith variable life insurance and variable annuity products.* This report includes performance histories, present investments, and financial reports as of June 30, 1999, as well as the outlook and strategy of each fund. It is intended to help you make an informed decision regarding the investment of the contract value of your variable product.

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a Zenith Variable product.

Sincerely,
David Allen
Senior Vice President
New England Life Insurance Company

* Variable products are offered through New England Securities Corporation.

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.

                                           [RECYCLING LOGO APPEARS HERE]
                                           Printed on recycled, recyclable paper

The National Association of Securities Dealers Regulation, Inc. (NASDR) has a "Public Disclosure Program" which provides current and historical information on registered representatives and Financial Institutions registered with the NASD. If you would like information pertaining to the "Public Disclosure Program", including an informational brochure that describes the program, you may contact the NASD directly by calling the NASDR, Inc. Public Disclosure Hotline at 800-289-9999 or by visiting the NASDR, Inc.'s website at NASDR.com.

If you would like to contact New England Financial concerning any aspect of your variable annuity contract, please call our customer service team at 800-435-4117. Please call 800-388-4000 if you have any questions on our variable life products.

Back Bay Advisors Money Market Series
Portfolio Manager: John Maloney
Back Bay Advisors, L.P.

[PHOTO OF JOHN MALONEY APPEARS HERE]

Q. How did this series perform during the past six months relative to its index and relative to its peers?

A. For the six months ending June 30, 1999, the Back Bay Advisors Money Market Series returned 2.3% compared to the 2.2% return of the Lipper Variable Prod-ucts Money Market Fund Average/1/. The Series ranked 17th out of 110 funds, which places it in the second decile of its peer group. As of June 30, 1999, the Series' seven-day yield was 4.68%.

Q. Briefly discuss the investment and market environment during the past six months.

A. In the first half of 1999, economic growth started to rekindle in many areas of the globe, helped by interest-rate cuts implemented by many major central banks. In addition, the U.S. economy sustained the strong growth ten-dencies of the past year. U.S. consumer confidence was high due to strong job and income growth. Retail demand for homes, home furnishings, automobiles, and electronics was high. At the same time, strong productivity gains helped keep consumer price inflation restrained. The Federal Reserve raised the Federal Funds rate to 5 percent from 4.75 percent on June 30th as a pre-emptive move to slow demand and keep inflation in check.

Q. Given this investment environment, what was your investment strategy? What changes did you make since the start of the year?

A. For most of the period, the Series invested in securities with longer maturities to benefit from the attractive yield advantage they offered versus shorter-term alternatives. The Series' average maturity remained in the 75 to 80-day range. In the second quarter of 1999, with the Fed changing to a "tightening bias", the Series looked to shorten its average maturity, allowing it to reinvest more quickly.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. The fact that the Series maintained an average maturity longer than its peer group led to its outperformance.

Q. What is your outlook for the market and your portfolio for the next six months? What changes, if any, will you make to the way you manage your portfolio?

A. With the possibility of more rate hikes by the Federal Reserve, the Series will look to shorten its average maturity to a more neutral stance. This will allow us to participate if yields increase.



 .. Fund Facts

 Goal: The highest possible level
 of current income consistent with
 the preservation of capital.

 Start date: August 1, 1983

 Size: $221 million as of June 30,
 1999

 Manager: John Maloney has served
 as portfolio manager since 1996.
 Mr. Maloney also manages the New
 England Tax Exempt Money Market
 Fund.

*The Back Bay Money Market Series is neither insured nor guaranteed by the U.S. Government. These funds seek but cannot assure a stable share price of $100.00.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Investments as of June 30, 1999 (Unaudited)

Investments--100.2% of Total Net Assets

    Face                                         Interest Maturity
   Value    Description                            Rate     Date    Value (a)

            Certificates of Deposit--21.0%
 $2,000,000 Toronto Dominion Bank.............    5.640%  07/08/99 $  2,000,206
  1,000,000 National Westminster Bank, Plc. ..    5.655%  07/26/99    1,000,378
  1,000,000 National Westminster Bank, Plc. ..    5.655%  07/30/99    1,000,339
  1,000,000 Societe Generale..................    5.710%  08/03/99    1,000,451
  2,000,000 Rabobank Nederland NV.............    5.580%  08/18/99    2,001,426
  3,000,000 Bank of Novia Scotia..............    5.060%  09/08/99    3,000,548
  3,000,000 ABN-Amro Bank NV..................    5.250%  09/14/99    3,000,861
  2,000,000 Commerzbank AG New York...........    5.140%  09/15/99    2,000,615
  4,000,000 Commerzbank AG New York...........    5.010%  01/10/00    3,998,959
  1,000,000 Societe Generale..................    5.020%  01/14/00      999,580
  1,500,000 Societe Generale..................    5.025%  01/14/00    1,500,152
  2,000,000 Canadian Imperial Bank............    5.000%  01/27/00    1,999,112
  2,000,000 Canadian Imperial Bank............    5.010%  02/07/00    1,999,533
  4,000,000 Deutsche Bank AG New York.........    5.050%  02/09/00    3,997,268
  2,000,000 Toronto Dominion Bank.............    5.050%  02/14/00    1,996,809
  3,000,000 Rabobank Nederland NV.............    5.125%  02/18/00    2,999,854
  1,000,000 Toronto Dominion Bank.............    5.270%  03/02/00      999,272
  2,000,000 Deutsche Bank AG New York.........    5.330%  03/09/00    2,001,688
  1,000,000 Commerzbank AG New York...........    5.230%  05/11/00      999,821
  5,000,000 Bank of Montreal..................    5.200%  05/12/00    4,997,917
  3,000,000 Commerzbank AG New York...........    5.295%  05/19/00    2,998,595
                                                                   ------------
            Total Certificates of Deposit
            (Cost $46,493,384)................                       46,493,384
                                                                   ------------
            Commercial Paper--79.2%

            Asset Backed--4.6%
  2,000,000 Clipper Receivables Corp..........    5.900%  07/01/99    2,000,000
  3,580,000 Clipper Receivables Corp..........    4.980%  07/02/99    3,579,505
  1,500,000 Clipper Receivables Corp..........    4.820%  07/06/99    1,498,996
  3,190,000 Clipper Receivables Corp..........    5.060%  08/17/99    3,168,927
                                                                   ------------
                                                                     10,247,428
                                                                   ------------

            Automotive--11.5%
  2,500,000 Ford Motor Credit Co..............    4.800%  07/09/99    2,497,333
    890,000 General Motors Acceptance Corp....    4.800%  07/09/99      889,051
  3,470,000 General Motors Acceptance Corp....    4.810%  07/15/99    3,463,509
  2,030,000 General Motors Acceptance Corp....    4.800%  07/16/99    2,025,940
  3,000,000 American Honda Finance............    4.850%  07/19/99    2,992,725
  1,370,000 General Motors Acceptance Corp....    4.850%  07/20/99    1,366,493
  3,245,000 Ford Motor Credit Co..............    4.900%  07/22/99    3,235,725
  3,000,000 American Honda Finance............    5.100%  07/27/99    2,988,950
    670,000 American Honda Finance............    5.000%  08/03/99      666,929
  2,000,000 General Motors Acceptance Corp....    5.020%  08/10/99    1,988,845
  3,380,000 Ford Motor Credit Co..............    4.950%  08/19/99    3,357,227
                                                                   ------------
                                                                     25,472,727
                                                                   ------------

            Banking--13.6%
  4,150,000 Svenska Handelsbanken.............    5.380%  07/12/99    4,143,178
  1,143,000 Svenska Handelsbanken.............    4.820%  07/14/99    1,141,011
    500,000 Wells Fargo & Co..................    4.810%  07/16/99      498,998
  3,000,000 Wells Fargo & Co..................    4.860%  08/03/99    2,986,635
  1,505,000 Deutsche Bank Finance, Inc........    4.820%  08/09/99    1,497,141
  2,000,000 Dresdner Bank.....................    4.830%  08/09/99    1,989,535

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Investments as of June 30, 1999 (Unaudited)

Investments--(Continued)

    Face                                         Interest Maturity
   Value    Description                            Rate     Date    Value (a)

            Banking--(Continued)
 $3,000,000 Wells Fargo & Co. ................    5.020%  08/24/99 $  2,977,410
  1,750,000 Bank of Nova Scotia...............    4.950%  09/03/99    1,734,600
  2,560,000 Wells Fargo & Co. ................    5.040%  09/07/99    2,535,629
  2,000,000 Societe Generale..................    4.880%  09/13/99    1,979,937
  5,000,000 Lloyds Bank, Plc. ................    4.800%  10/04/99    4,936,667
  2,735,000 UBS Finance Delaware, Inc.........    4.920%  10/12/99    2,696,500
  1,000,000 Svenska Handelsbanken.............    4.860%  12/20/99      976,780
                                                                   ------------
                                                                     30,094,021
                                                                   ------------

            Biotechnology--4.4%
  3,000,000 Monsanto Co. .....................    4.870%  07/12/99    2,995,536
  2,000,000 Monsanto Co. .....................    4.870%  07/13/99    1,996,753
  1,150,000 Monsanto Co. .....................    4.820%  08/12/99    1,143,533
    600,000 Monsanto Co. .....................    4.900%  09/02/99      594,855
    999,000 Monsanto Co. .....................    4.850%  09/28/99      987,022
  1,500,000 Monsanto Co. .....................    5.000%  10/06/99    1,479,792
    500,000 Monsanto Co. .....................    4.880%  11/09/99      491,121
                                                                   ------------
                                                                      9,688,612
                                                                   ------------

            Diversified Conglomerates--1.3%
  3,000,000 USAA Capital Corp. ...............    5.020%  08/24/99    2,977,410
                                                                   ------------
            Energy--1.7%
  2,390,000 Chevron Corp. ....................    5.010%  07/29/99    2,380,687
  1,320,000 Chevron Corp. ....................    5.070%  08/20/99    1,310,705
                                                                   ------------
                                                                      3,691,392
                                                                   ------------

            Finance--23.8%
  3,000,000 American Express Co. .............    5.200%  07/01/99    3,000,000
    750,000 Transamerica Finance Corp. .......    5.750%  07/01/99      750,000
  2,000,000 Transamerica Finance Corp. .......    4.820%  07/07/99    1,998,393
  4,000,000 CIT Group Holdings, Inc. .........    4.790%  07/14/99    3,993,081
    420,000 General Electric Capital Corp. ...    4.810%  07/16/99      419,158
  2,500,000 Commercial Credit Co. ............    4.950%  07/19/99    2,493,813
  2,000,000 Household Finance Corp. ..........    4.900%  07/20/99    1,994,828
  2,500,000 Commercial Credit Co. ............    4.950%  07/21/99    2,493,125
  3,000,000 Household Finance Corp. ..........    4.900%  07/21/99    2,991,833
  1,085,000 Household Finance Corp. ..........    4.900%  07/23/99    1,081,751
  2,000,000 Transamerica Finance Corp. .......    4.800%  07/23/99    1,994,133
  3,775,000 Transamerica Finance Corp. .......    4.840%  07/26/99    3,762,312
    455,000 General Electric Capital Corp. ...    4.870%  07/29/99      453,277
  1,185,000 CIT Group Holdings, Inc. .........    5.000%  08/05/99    1,179,240
  3,420,000 Commercial Credit Co. ............    5.110%  08/06/99    3,402,524
  1,000,000 General Electric Capital Corp. ...    4.840%  08/09/99      994,757
  2,000,000 General Electric Capital Corp. ...    4.840%  08/11/99    1,988,976
  3,070,000 CIT Group Holdings, Inc. .........    5.000%  08/13/99    3,051,665
            Associates Corp. of North
  2,325,000 America ..........................    4.990%  08/16/99    2,310,176
            Associates Corp. of North
  2,000,000 America ..........................    5.070%  08/16/99    1,987,043
            Associates Corp. of North
  3,000,000 America ..........................    4.830%  08/23/99    2,978,668
  2,000,000 Transamerica Finance Corp. .......    4.940%  09/01/99    1,982,984
  1,000,000 General Electric Capital Corp. ...    4.830%  09/30/99      987,791
  1,530,000 General Electric Capital Corp. ...    5.130%  10/04/99    1,509,288

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Investments as of June 30, 1999 (Unaudited)

Investments--(Continued)

    Face                                        Interest Maturity
   Value    Description                           Rate     Date    Value (a)

            Finance--(Continued)
 $  860,000 General Electric Capital Corp. ..    5.000%  10/07/99 $    848,293
  2,000,000 General Electric Capital Corp. ..    5.200%  10/07/99    1,971,689
                                                                  ------------
                                                                    52,618,798
                                                                  ------------

            Insurance--4.1%
  2,235,000 Prudential Funding Corp..........    4.820%  07/08/99    2,232,904
  1,800,000 Prudential Funding Corp..........    4.980%  07/30/99    1,792,779
  2,000,000 Prudential Funding Corp..........    4.920%  08/02/99    1,991,255
  3,000,000 Prudential Funding Corp..........    4.920%  08/04/99    2,986,060
                                                                  ------------
                                                                     9,002,998
                                                                  ------------

            Leasing--1.0%
            International Lease Finance
  2,100,000 Corp. ...........................    4.800%  08/11/99    2,088,520
                                                                  ------------
            Retail--4.1%
  1,640,000 Sears Roebuck Acceptance Corp. ..    4.900%  07/27/99    1,634,195
  5,000,000 Sears Roebuck Acceptance Corp. ..    4.960%  07/28/99    4,981,400
  2,500,000 Sears Roebuck Acceptance Corp. ..    5.110%  08/26/99    2,480,128
                                                                  ------------
                                                                     9,095,723
                                                                  ------------

            Securities--9.1%
  1,500,000 Merrill Lynch & Co. .............    4.810%  07/06/99    1,498,998
  1,000,000 J.P. Morgan & Co., Inc. .........    4.820%  07/07/99      999,197
    355,000 Merrill Lynch & Co. .............    4.920%  07/14/99      354,369
  1,000,000 J.P. Morgan & Co., Inc...........    5.100%  07/15/99      998,017
  3,000,000 Goldman Sachs Group, Inc.........    4.810%  09/01/99    2,975,148
  1,000,000 Goldman Sachs Group, Inc.........    4.810%  09/02/99      991,583
  2,000,000 Goldman Sachs Group, Inc.........    4.840%  09/16/99    1,979,296
  3,000,000 Goldman Sachs Group, Inc.........    4.910%  10/01/99    2,962,356
  2,000,000 J.P. Morgan & Co., Inc...........    4.820%  10/04/99    1,974,561
  5,000,000 J.P. Morgan & Co., Inc...........    4.970%  10/06/99    4,933,043
    500,000 J.P. Morgan & Co., Inc...........    5.100%  10/08/99      492,987
                                                                  ------------
                                                                    20,159,555
                                                                  ------------
            Total Commercial Paper (Cost
            $175,137,184)....................                      175,137,184
                                                                  ------------
            Total Investments--100.2% (Cost
            $221,630,568)(b).................                      221,630,568
            Other assets less liabilities....                         (455,462)
                                                                  ------------
            Total Net Assets--100%...........                     $221,175,106
                                                                  ============

(a) See Note 1A of Notes to Financial Statements.
(b) The aggregate cost for federal income tax purposes was $221,630,568.

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)

Assets
 Investments at value.................................             $221,630,568
 Cash.................................................                    1,010
 Receivable for:
 Fund shares sold.....................................                1,447,765
 Accrued interest.....................................                1,157,764
                                                                   ------------
  Total Assets........................................              224,237,107

Liabilities
 Payable for:
 Fund shares redeemed.................................  $2,140,365
 Dividends declared...................................     786,876
 Accrued expenses:
 Management fees......................................      61,419
 Deferred trustees fees...............................      34,280
 Other expenses.......................................      39,061
                                                        ----------
  Total Liabilities...................................                3,062,001
                                                                   ------------
Net Assets............................................             $221,175,106
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $221,175,106
                                                                   ------------
Net Assets............................................             $221,175,106
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($221,175,106 divided by 2,211,751 shares of
 beneficial interest).................................             $     100.00
                                                                   ============
Cost of investments...................................             $221,630,568
                                                                   ============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)



Investment Income
 Interest..................................................           $5,237,873
                                                                      ----------

Expenses
 Management fees...........................................  $363,891
 Trustees' fees and expenses...............................     8,636
 Custodian.................................................    25,674
 Audit and tax services....................................     4,996
 Legal.....................................................     4,035
 Printing..................................................    11,454
 Insurance.................................................     1,750
 Miscellaneous.............................................     4,435
                                                             --------
 Total Expenses............................................              424,871
                                                                      ----------
Net Investment Income......................................            4,813,002
                                                                      ----------
Net Increase (Decrease) in Net Assets From Operations......           $4,813,002
                                                                      ==========

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Money Market Series)

Statement of Changes in Net Assets (Unaudited)


                                                                    Six Months
                                                      Year Ended      Ended
                                                     December 31,    June 30,
                                                         1998          1999
                                                     ------------  ------------
From Operations
 Net investment income.............................  $  6,811,539  $  4,813,002
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.     6,811,539     4,813,002
                                                     ------------  ------------
From Distributions to Shareholders
 Net Investment Income.............................    (6,811,539)   (4,813,002)
                                                     ------------  ------------
 Total distributions...............................    (6,811,539)   (4,813,002)
                                                     ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................   490,854,641   262,288,157
 Reinvestment of distributions.....................     6,569,907     3,913,372
 Cost of shares redeemed...........................  (404,836,059) (248,623,437)
                                                     ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................    92,588,489    17,578,092
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    92,588,489    17,578,092
Net Assets
 Beginning of the period...........................   111,008,525   203,597,014
                                                     ------------  ------------
 End of the period.................................  $203,597,014  $221,175,106
                                                     ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................     4,908,547     2,622,882
 Issued in reinvestment of distributions...........        65,699        39,133
 Redeemed..........................................    (4,048,361)   (2,486,234)
                                                     ------------  ------------
 Net Change........................................       925,885       175,781
                                                     ============  ============

Financial Highlights (Unaudited)

                                                                          Six Months
                                   Year Ended December 31,                  Ended
                          ----------------------------------------------   June 30,
                           1994     1995      1996      1997      1998       1999
                          -------  -------  --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....  $100.00  $100.00  $ 100.00  $ 100.00  $ 100.00   $ 100.00
                          -------  -------  --------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income..     3.89     5.50      4.99      5.08      5.13       2.30
                          -------  -------  --------  --------  --------   --------
 Total From Investment
  Operations............     3.89     5.50      4.99      5.08      5.13       2.30
                          -------  -------  --------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.....    (3.89)   (5.50)    (4.99)    (5.08)    (5.13)     (2.30)
                          -------  -------  --------  --------  --------   --------
 Total Distributions....    (3.89)   (5.50)    (4.99)    (5.08)    (5.13)     (2.30)
                          -------  -------  --------  --------  --------   --------
Net Asset Value, End of
 Period.................  $100.00  $100.00  $ 100.00  $ 100.00  $ 100.00   $ 100.00
                          =======  =======  ========  ========  ========   ========
Total Return (%)........      4.0      5.6       5.1       5.3       5.3        2.3(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............     0.40     0.50      0.50      0.45      0.45       0.41(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     3.89     5.50      4.99      5.21      5.15       4.60(b)
Net Assets, End of
 Period (000)...........  $73,960  $90,148  $116,999  $111,009  $203,597   $221,175
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............       --     0.51      0.50        --        --         --

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

Back Bay Advisors Bond Income Series
Portfolio Manager: Catherine L. Bunting
Back Bay Advisors, L.P.

[PHOTO OF CATHERINE L. BUNTING APPEARS HERE]

Q. How did this series perform during the past six months relative to its index and relative to its peers?

A. The Back Bay Bond Income Series posted a -1.8% return for the first six months of 1999, compared with a -2.2% return for the Lipper Variable Products A-Rated Corporate Bond Fund Average/6/ and a -0.6% return for Lehman Brothers Intermediate Government/Corporate Bond Index/5/. The Series ranked 12th out of 32 funds in its peer group.

Q. Briefly discuss the investment and market environment during the past six months.

A. The first half of 1999 was a challenging time in fixed income markets. At the beginning of the year, conditions in the bond market had improved consider-ably from late 1998. We had overcome problems associated with the well-publi-cized near collapse of certain hedge funds, global liquidity improved, Asia started to show signs of recovery, and inflation remained under control. By May, however, continued signs of recovery in emerging markets and the persis-tent strength of the U.S. economy shifted the Federal Reserve's concerns from potential instability in capital markets to increasing inflationary pressures. Expecting a potential Fed move, fixed income markets drove up interest rates, effectively pricing in 0.75% of tightening by the end of the year. On June 30, the Fed confirmed initial market expectations by raising the Fed Funds rate by 0.25%, though on a positive note, changed its bias to "neutral." The corporate bond market also started the year strong, but struggled in May and June due to record supply from corporate issuers attempting to boost liquidity ahead of po-tential Year 2000 problems.

Q. Given this investment environment, what was your investment strategy? What changes did you make since the start of the year?

A: In anticipation of a rising interest rate environment, we reduced portfolio duration from 1.5 years longer than the Lehman Aggregate Index to only 1.0 year longer. Corporate bonds continued to offer value and we maintained a seventy-four percent (74%) weighting in the corporate sector. Within corporates, the fund remained overweight in sectors with strong fundamentals, such as telecom-munications and cable and media. Our expectations of a continued global eco-nomic recovery led us to increase the fund's exposure to cyclical industries-- particularly the oil and chemical sectors--and to add select Yankee bonds.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. Rising interest rates and the relatively long duration of the Series nega-tively affected performance. Positive factors included: 1) an overweight posi-tion in corporates, which despite record new issuance generated 1.0% of excess returns over similar duration U.S. Treasuries; 2) a shift into cyclical indus-tries, which outperformed corporate averages; 3) a full allocation to high yield bonds and a greater weighting in Yankees--two sectors that benefited from the continued global economic recovery and generated 4.6% and 1.5% of excess returns respectively; and 4) the Series' position in Canadian Government bonds, which returned 3.6% compared with a -2.5% return in U.S. Treasuries.

Q. What is your outlook for the market and your portfolio for the next six months? What changes, if any, will you make to the way you manage your portfolio?

A. Our economic outlook calls for moderating growth with steady inflation. We believe the bond market has correctly priced in an additional 0.25% of Fed tightening and therefore interest rates should stay close to current ranges. We plan to keep duration 0.5 to 1.0 year longer than the Lehman Aggregate Index. We remain constructive on corporate bonds over the remainder of 1999. These se-curities are cheap by historical standards, corporate earnings should be strong, and supply is expected to trail-off as companies complete their financ-ing by the third quarter, ahead of Year 2000 concerns at the close of the year.

       A $10,000 investment compared to the Lehman Brothers Intermediate
                        Government Corporate Bond Index

                             [CHART APPEARS HERE]

                             Bond Income            Lehman Int/Gov't/corp

        6/30/89                10,000                      10,000
         Jun-90                10,690                      10,783
         Jun-91                11,783                      11,918
         Jun-92                13,672                      13,487
         Jun-93                15,642                      14,903
         Jun-94                15,438                      14,864
         Jun-95                17,698                      16,404
         Jun-96                18,657                      17,224
         Jun-97                20,611                      18,468
         Jun-98                22,949                      20,046
        6/30/99                23,554                      20,885


Average Annual Total Return
                                                           Lipper Variable
                                   Lehman Intermediate       A-Rated Corp.
                    Bond Income     Government Corp.          Bond Avg.

       6 months        -1.8%             -0.6%                  -2.2%
         1 year         2.7               4.2                    1.8
        3 years         8.1               6.6                    6.7
        5 years         8.8               7.0                    7.3
       10 years         8.9               7.6                    7.8
Since Inception         9.8               9.1                    n/a


 ..   Fund Facts Back Bay Advisors Bond Income Series

Goal: A high level of current income consistent with the protection of capital. Start date: August 26, 1983
Size: $283 million as of June 30, 1999
Manager: Catherine Bunting has managed the Series since 1989. She has also served as portfolio manager of New England Bond Income Fund since 1989. She joined Back Bay Advisors in April 1987.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--97.9% of Total Net Assets

     Face
    Amount                                                           Value (a)

              Building Materials--0.5%
 $  1,500,000 Cemex SA
               9.250%, 6/17/02 144A..............................   $ 1,526,250
                                                                    -----------

              Business Services--1.0%
    3,000,000 Equifax, Inc., 6.900%, 7/1/28......................     2,818,530
                                                                    -----------
              Chemicals--1.3%
      250,000 Rohm & Haas Co.,
               6.950%, 7/15/04 144A..............................       251,130
    4,000,000 Rohm & Haas Co.,
               7.400%, 7/15/09 144A..............................     3,499,160
                                                                    -----------
                                                                      3,750,290
                                                                    -----------

              Electric Utilities--9.2%
    5,800,000 Arizona Public Service Corp,
               8.000%, 12/30/15..................................     6,118,826
    1,000,000 BVPS II Funding Corp.,
               8.680%, 6/1/17....................................     1,075,950
    6,500,000 BVPS II Funding Corp.,
               8.890%, 6/1/17....................................     7,142,980
    3,000,000 CalEnergy, Inc., 9.500%, 9/15/06...................     3,341,250
    2,843,000 EIP Funding Corp.,
               10.250%, 10/1/12..................................     3,263,508
    4,950,000 Endesa SA,
               8.500%, 4/1/09 144A...............................     4,881,591
                                                                    -----------
                                                                     25,824,105
                                                                    -----------

              Federal Agencies--3.5%
       10,678 Federal Home Loan Mortgage
               9.000%, 5/1/01....................................        10,691
        4,528 Federal Home Loan Mortgage
               9.000%, 9/1/01....................................         4,604
      102,335 Government National Mortgage Association 9.000%,
               10/15/16..........................................       108,986
      914,896 Government National Mortgage Association, 8.500%
               with various maturities to 2022...................       961,255
    2,331,686 Government National Mortgage Association 7.500%,
               7/15/23...........................................     2,357,172
    3,209,080 Government National Mortgage Association 7.000%,
               2/15/24...........................................     3,175,994
    1,880,903 Government National Mortgage Association 7.000%,
               9/15/25...........................................     1,857,975
    1,410,529 Government National Mortgage Association 7.500%,
               10/15/25..........................................     1,424,181
                                                                    -----------
                                                                      9,900,858
                                                                    -----------

     Face
    Amount                                                            Value (a)

              Finance & Banking--18.1%
 $  7,180,000 American General Financing Corp. 8.450%, 10/15/09...   $ 7,888,307
    3,360,000 Associates Corp of North America 8.550%, 7/15/09....     3,710,213
    2,500,000 Associates Corp of North America 7.950%, 2/15/10....     2,660,050
    2,500,000 Bank of America Corp.,
               6.625%, 6/15/04....................................     2,477,625
    6,000,000 Bank of America Corp.,
               5.875%, 2/15/09....................................     5,529,120
    3,645,000 BB&T Corp., 6.375%, 6/30/05.........................     3,524,788
    2,500,000 BB&T Corp., 7.250%, 6/15/07.........................     2,528,350
    7,450,000 Merita Bankk, Ltd.
               7.500%, 12/29/49 144A..............................     7,227,856
    4,800,000 NCNB Corp., 9.375%, 9/15/09.........................     5,596,944
    8,000,000 PDVSA Finance, Ltd.,
               8.750%, 2/15/04 144A...............................     7,989,760
    1,800,000 Pitney Bowes Credit Corp.,
               8.550%, 9/15/09....................................     2,038,536
                                                                     -----------
                                                                      51,171,549
                                                                     -----------

              Foreign--6.0%
   15,000,000 Government of Canada
               7.500%, 12/1/03 (CAD)..............................    10,968,081
    3,600,000 Government of Canada
               7.250%, 6/1/07 (CAD)...............................     2,703,973
    4,500,000 Province of British Columbia
               7.750%, 6/16/03 (CAD)..............................     3,263,715
                                                                     -----------
                                                                      16,935,769
                                                                     -----------

              Media & Entertainment--9.2%
    6,100,000 Continental Cablevision, Inc.,
               9.500%, 8/1/13.....................................     7,057,151
    2,000,000 CSC Holdings, Inc.,
               7.875%, 12/15/07...................................     2,017,580
    2,000,000 CSC Holdings, Inc.,
               7.625%, 7/15/18....................................     1,901,120
    1,800,000 News America Holdings, Inc.,
               7.750%, 2/1/24.....................................     1,766,934
    6,000,000 TCI Communications, Inc.,
               8.750%, 8/1/15.....................................     6,882,840
      500,000 Tele-Communications, Inc.,
               9.800%, 2/1/12.....................................       614,295
    2,935,000 Tele-Communications, Inc.,
               9.250%, 1/15/23....................................     3,240,798
      400,000 Tele-Communications, Inc.,
               8.750%, 2/15/23....................................       413,052
    2,150,000 USA Networks, Inc.,
               6.750%, 11/15/05...................................     2,083,027
                                                                     -----------
                                                                      25,976,797
                                                                     -----------


                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--(Continued)

     Face
    Amount                                                           Value (a)


              Oil & Gas--2.8%
 $    600,000 Gulf Canada Resources, Ltd.,
               8.350%, 8/1/06....................................   $   595,854
    4,000,000 Occidental Petroleum Corp.
               7.650%, 2/15/06...................................     4,042,760
    2,400,000 Pioneer Natural Resources Co.,
               6.500%, 1/15/08...................................     2,063,352
      500,000 Union Pacific Resources Group, Inc., 7.300%,
               4/15/09...........................................       483,695
      700,000 Union Pacific Resources Group, Inc., 7.950%,
               4/15/29...........................................       680,470
                                                                    -----------
                                                                      7,866,131
                                                                    -----------

              Paper--0.8%
    1,500,000 Abitibi-Consolidated, Inc.
               6.950%, 4/1/08....................................     1,426,425
    1,000,000 Pope and Talbot, Inc.,
               8.375%, 6/1/13....................................       882,590
                                                                    -----------
                                                                      2,309,015
                                                                    -----------
              Telecommunications--11.8%
    4,300,000 AT & T Corp., 8.350%, 1/15/25......................     4,589,949
    5,000,000 AT & T Corp., 8.625%, 12/1/31......................     5,334,850
    1,000,000 Global Crossings Holdings, Ltd.,
               9.625%, 5/15/08...................................     1,065,000
    1,000,000 GTE Corp., 9.100%, 6/1/03..........................     1,085,390
    1,200,000 GTE Corp., 7.510%, 4/1/09..........................     1,248,504
    4,800,000 GTE Corp., 7.900%, 2/1/27..........................     4,908,720
    4,500,000 LCI International, Inc. 7.250%, 6/15/07............     4,412,295
    3,000,000 McLeodUSA, Inc.
               8.125%, 2/15/09 144A..............................     2,820,000
    1,900,000 Nextlink Communications, Inc.,
               10.750%, 6/1/09...................................     1,952,250
    2,500,000 Orange, Plc.,
               8.750%, 6/1/06 144A...............................     2,506,250
    1,186,000 Qwest Communications International, Inc., 10.875%,
               4/1/07............................................     1,355,005
    2,000,000 Qwest Communications International, Inc., 7.500%,
               11/1/08...........................................     1,989,120
                                                                    -----------
                                                                     33,267,333
                                                                    -----------

              U.S. Government--14.5%
    2,500,000 U.S. Treasury Notes
               8.000%, 5/15/01...................................     2,609,500
   10,000,000 U.S. Treasury Notes
               6.625%, 3/31/02...................................    10,236,200
    6,000,000 U.S. Treasury Notes
               5.750%, 4/30/03...................................     5,995,380
    3,000,000 U.S. Treasury Notes
               5.750%, 8/15/03...................................     2,994,330

     Face
    Amount                                                          Value (a)

              U.S. Government--(Continued)
 $  7,000,000 U.S. Treasury Notes
               4.250%, 11/15/03.................................   $  6,593,580
   11,300,000 U.S. Treasury Notes
               4.750%, 11/15/08.................................     10,373,852
    2,400,000 U.S. Treasury Bonds
               5.500%, 8/15/28..................................      2,197,488
                                                                   ------------
                                                                     41,000,330
                                                                   ------------

              Yankee--19.2%
    1,000,000 Bridas Corp., 12.500%, 6/10/03....................      1,050,000
    5,600,000 Freeport Terminal Malta, Plc.,
               7.250%, 5/15/28 144A.............................      5,122,936
    9,500,000 Hydro Quebec, 8.050%, 7/7/24......................     10,290,400
    2,500,000 Malaysia 8.750%, 6/1/09...........................      2,540,525
    3,000,000 Multicanal SA, 9.250%, 2/1/02.....................      2,640,000
    3,700,000 Multicanal SA,
               13.125%, 4/15/09 144A............................      3,413,250
      615,000 Multicanal SA, 10.500%, 4/15/18...................        485,850
    1,000,000 Pemex Finance, Ltd.,
               5.720%, 11/15/03 144A............................        978,570
    2,000,000 Pemex Finance, Ltd.,
               8.020%, 5/15/07 144A.............................      1,880,000
    5,200,000 Pemex Petroleos Mexicanos,
               8.625%, 12/1/23 144A.............................      3,939,000
      500,000 Pemex Petroleos Mexicanos,
               8.625%, 12/1/23..................................        378,750
    1,000,000 Pemex Petroleos Mexicanos,
               9.500%, 9/15/27..................................        942,500
    1,000,000 Republic of Colombia
               7.250%, 2/23/04..................................        842,500
    3,000,000 Republic of Colombia
               7.625%, 2/15/07..................................      2,265,000
    2,000,000 Republic of Colombia
               8.660%, 10/7/16 144A.............................      1,650,000
    4,000,000 Republic of Colombia
               8.375%, 2/15/27..................................      2,830,000
    5,100,000 Smurfit Capital Funding, Plc.,
               6.750%, 11/20/05.................................      4,991,370
    1,955,470 Transgas de Occidente SA,
               9.790%, 11/1/10..................................      1,679,260
    2,400,000 YPF Sociedad Anonima,
               7.250%, 3/15/03..................................      2,323,776
    3,050,000 YPF Sociedad Anonima,
               7.750%, 8/27/07..................................      2,920,466
    1,000,000 YPF Sociedad Anonima,
               8.000%, 2/15/04..................................        985,950
                                                                   ------------
                                                                     54,150,103
                                                                   ------------
              Total Bonds & Notes (Identified Cost
               $284,522,837)....................................    276,497,060
                                                                   ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Investments as of June 30, 1999 (Unaudited)

Short Term Investment--1.8%


     Face
    Amount                                                           Value(a)

   $5,050,000 Household Finance Corp., 5.500%, 7/1/99...........   $  5,050,000
                                                                   ------------
              Total Short-Term Investment (Identified Cost
               $5,050,000)......................................      5,050,000
                                                                   ------------
              Total Investments--99.7% (Identified Cost
               $289,572,837)(b).................................    281,547,060
              Other assets less liabilities.....................        968,599
                                                                   ------------
              Total Net Assets--100%............................   $282,515,659
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 1999 the net unrealized depreciation on investments based on cost of $289,572,837 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost..........   $  1,826,576
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value..........     (9,852,353)
                                                                   ------------
    Net unrealized depreciation.................................   $ (8,025,777)
                                                                   ============

Key to Abbreviations:

  CAD--Canadian Dollar

144A-- Securities exempt from registration under Rule 144A of the Securities
       Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $47,685,753 or 16.9% of net assets.

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Statement of Assets & Liabilities
June 30, 1999 (unaudited)

Assets
 Investments at value.................................             $281,547,060
 Cash.................................................                    1,129
 Receivable for:
 Fund shares sold.....................................                  351,765
 Accrued interest.....................................                4,935,601
                                                                   ------------
 Total Assets.........................................              286,835,555
Liabilities
 Payable for:
 Fund shares redeemed.................................  $  377,239
 Securities purchased.................................   3,750,290
 Accrued expenses:
 Management fees......................................      91,851
 Deferred trustees fees...............................      42,689
 Other expenses.......................................      57,827
                                                        ----------
 Total Liabilities....................................                4,319,896
                                                                   ------------
Net Assets                                                         $282,515,659
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $280,431,101
 Undistributed net investment income..................                9,566,439
 Accumulated net realized gains (losses)..............                  544,187
 Unrealized appreciation (depreciation) on investments
  and foreign currency................................               (8,026,068)
                                                                   ------------
Net Assets                                                         $282,515,659
                                                                   ============
 Computation of offering price:
 Net asset value and redemption price per share
  ($282,515,659 divided by 2,618,418 shares of
  beneficial interest)................................             $     107.90
                                                                   ------------
 Identified cost of investments.......................             $289,572,837
                                                                   ============

Statement of Operations
Six Months Ended June 30, 1999
(unaudited)

Investment Income
 Interest...........................................               $10,109,930
                                                                   -----------
Expenses
 Management fees....................................  $   550,557
 Trustees' fees and expenses........................       10,056
 Custodian..........................................       47,269
 Audit and tax services.............................        7,316
 Legal..............................................        8,892
 Printing...........................................       39,963
 Insurance..........................................        1,841
 Miscellaneous......................................          393
                                                      -----------
 Total Expenses.....................................                   666,287
                                                                   -----------
Net Investment Income...............................                 9,443,643
                                                                   -----------
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net...................................       25,259
 Foreign currency transactions--net.................       90,747      116,006
                                                      -----------
 Unrealized appreciation (depreciation)
 Investments--net...................................  (14,728,221)
 Foreign currency transactions--net.................         (291) (14,728,512)
                                                      -----------  -----------
Net gain (loss).....................................               (14,612,506)
                                                                   -----------
Net Increase (Decrease) in Net Assets From
 Operations.........................................               ($5,168,863)
                                                                   ===========

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Bond Income Series)

Statement of Changes in Net Assets (Unaudited)


                                                                    Six months
                                                      Year ended      ended
                                                     December 31,    June 30,
                                                         1998          1999
                                                     ------------  ------------
From Operations
 Net investment income.............................  $ 15,272,855  $  9,443,643
 Net realized gain (loss)..........................     3,843,514       116,006
 Unrealized appreciation (depreciation)............       978,516   (14,728,512)
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    20,094,885    (5,168,863)
                                                     ------------  ------------
From Distributions to Shareholders
 Net Investment Income.............................   (14,982,245)            0
 Net realized gain.................................    (3,901,599)            0
                                                     ------------  ------------
 Total distributions...............................   (18,883,844)            0
                                                     ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................   107,261,482    66,221,065
 Reinvestment of distributions.....................    18,883,844             0
 Cost of shares redeemed...........................   (62,453,829)  (46,327,064)
                                                     ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................    63,691,497    19,894,001
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    64,902,538    14,725,138
Net Assets
 Beginning of the period...........................   202,887,983   267,790,521
                                                     ------------  ------------
 End of the period.................................  $267,790,521  $282,515,659
                                                     ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period.................................  $    122,796  $  9,566,439
                                                     ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................       947,129       604,106
 Issued in reinvestment of distributions...........       172,542             0
 Redeemed..........................................      (552,385)     (422,624)
                                                     ------------  ------------
 Net Change........................................       567,286       181,482
                                                     ============  ============

Financial Highlights (Unaudited)

                                                                            Six Months
                                    Year Ended December 31,                   Ended
                          ------------------------------------------------   June 30,
                            1994      1995      1996      1997      1998       1999
                          --------  --------  --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....  $ 106.14  $  95.53  $ 108.67  $ 105.63  $ 108.52   $ 109.89
                          --------  --------  --------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income..      7.05      7.34      7.72      7.43      6.76       3.60
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    (10.61)    12.85     (2.70)     4.05      3.00      (5.59)
                          --------  --------  --------  --------  --------   --------
 Total From Investment
  operations............     (3.56)    20.19      5.02     11.48      9.76      (1.99)
                          --------  --------  --------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.....     (7.05)    (7.05)    (7.74)    (7.51)    (6.64)      0.00
 Distributions From Net
  Realized Capital
  Gains.................      0.00      0.00     (0.32)    (1.08)    (1.75)      0.00
                          --------  --------  --------  --------  --------   --------
 Total Distributions....     (7.05)    (7.05)    (8.06)    (8.59)    (8.39)      0.00
                          --------  --------  --------  --------  --------   --------
Net Asset Value, End of
 Period.................  $  95.53  $ 108.67  $ 105.63  $ 108.52  $ 109.89   $ 107.90
                          ========  ========  ========  ========  ========   ========
Total Return (%)........      (3.4)     21.2       4.6      10.9       9.0       (1.8)(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............      0.44      0.55      0.52      0.52      0.48       0.48 (b)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............      6.75      7.22      7.22      6.97      6.66       6.86 (b)
Portfolio Turnover Rate
 (%)....................        82        73        98        40        82        100 (b)
Net Assets, End of
 Period (000)...........  $126,234  $167,712  $180,359  $202,888  $267,791   $282,516

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

Salomon Brothers Strategic Bond Opportunities Series
Portfolio Managers: Roger Lavan, Peter Wilby and David Scott
Salomon Brothers Asset Management Inc

[PHOTO OF ROGER LAVAN APPEARS HERE]
[PHOTO OF PETER WILBY APPEARS HERE]
[PHOTO OF DAVID SCOTT APPEARS HERE]

Q. How did the Series perform during the past six months relative to its index and relative to its peers?

A. The Salomon Brothers Strategic Bond Opportunities Series returned -0.3% for the six-month period ended June 30, 1999 versus the Lehman Brothers Aggregate Bond Index/2/ return of -1.4%. The Lipper Variable Products General Bond Fund Average/9/ returned -0.5% for the six-month period.

Q. Briefly discuss the investment and market environment during the past six months?

A. Financial markets began the new year under the shadow of the 1998 meltdown. Caution prevailed among fixed income investors who remained overweighted in high quality bonds such as Treasuries. Investor fears proved to be well founded as by mid-January Brazil devalued its currency and saw its interest rates rise sharply. Rather than Brazil serving as the catalyst for another vicious round of contagion, financial markets seemed to shrug it off. In effect, the episode became a bottoming event that boosted the confidence of market participants. This change in investor sentiment eliminated the "insurance" value of U.S. Treasuries and lead to a virulent rise in interest rates during February.

Strong domestic economic growth heightened the obstinate fears about the pros-pect for higher inflation. The Federal Reserve tempered some of those concerns when it increased its short-term lending rate at the conclusion of its mid year Federal Open Market Committee meeting. The Federal Funds rate now stands at 5.00%. U.S. economic growth will likely remain steady as low unemployment and high consumer confidence will nourish the demand for goods. A rise in the rate of inflation, however, will likely remain benign during the second half of the year.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months?

A. The Series' outperformance relative to the index can be attributed to its overweight stance in the high yield and emerging markets debt sectors, which had a stellar six months.

Q. What is your outlook for the market and for your portfolio for the next six months?

A. In general, we would expect continued volatility going forward, though we don't necessarily expect a major correction. The Federal Reserve has engineered a nice balance of strong economic growth, low inflation and favorable interest rates. Those factors, coupled with strong expected quarterly earnings, should provide for a favorable performance for the Series.

   A $10,000 investment compared to the Lehman Brothers Aggregate Bond Index since the Series' inception

                             [CHART APPEARS HERE]

                     Strategic Bond Opp. Series      Lehman Aggregate Bond

       10/31/94              10,000                           10,000
        6/30/95              11,075                           11,197
        6/30/96              12,422                           11,758
        6/30/97              14,145                           12,715
        6/30/98              15,375                           14,055
        6/30/99              15,220                           14,497

             Average Annual Return
                                                      Lipper Variable
                    Strategic Bond      Lehman         General Bond
                     Opp. Series    Aggregate Bond     Fund Average

       6 months        -0.3%           -1.4%             -0.5%
         1 year        -1.0             3.2               0.7
        3 years         7.1             7.2               6.5
Since Inception         9.4             8.3               n/a

 ..   Fund Facts

Goal: A high level of total return consistent with the preservation of capital. Start date: October 31, 1994
Size: $96 million as of June 30, 1999
Managers: Peter Wilby and David Scott have co-managed the Series since its inception in October 1994. Mr. Lavan began co-managing the Series in June 1998. Mr. Wilby and Mr. Scott have also managed the Salomon Brothers Investment Series--Strategic Bond Fund since March 1995 and the North American Strategic Income Fund since March 1995. Mr. Wilby has also managed the Salomon Brothers Investment Series--High Yield Bond Fund since March 1995. Mr. Lavan has also managed the Salomon Brothers Investment Series--U.S. Government Income Fund and North American U.S. Government Securities Fund since January 1992 and the Salomon Brothers U.S. Government Series since 1994. He joined Salomon Brothers in 1990.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--86.7% of Total Net Assets

     Face
    Amount                                                           Value (a)

              Apparel & Textiles--0.5%
 $    250,000 Collins & Aikman Floorcovering 10.000%, 1/15/07....   $   252,500
      250,000 Synthetic Industries, Inc.
               9.250%, 2/15/07...................................       257,500
                                                                    -----------
                                                                        510,000
                                                                    -----------

              Automotive--1.0%
      250,000 Breed Technologies, Inc. 144A,
               9.250%, 4/15/08(d)................................        37,500
      250,000 Foamex L.P./Foamex Capital Corp. 9.875%, 6/15/07...       213,750
      250,000 Hayes Lemmerz International, Inc. 144A, 8.250%,
               12/15/08(d).......................................       236,250
      250,000 Key Plastics, Inc. Series B
               10.250%, 3/15/07..................................       245,000
      250,000 Lear Corp. 144A 8.110%, 5/15/09(d).................       241,135
                                                                    -----------
                                                                        973,635
                                                                    -----------

              Banks--2.2%
      450,000 Bangkok Sentral NG
               8.600%, 6/15/27...................................       380,925
      325,000 Bankamerica Corp. 5.750%, 3/01/04..................       311,652
    1,250,000 Commerzbank Overseas Finance N.V. 10.250%, 4/28/00
               (AUD).............................................       856,855
      600,000 U.S. Bank NA 5.700%, 12/15/08......................       549,840
                                                                    -----------
                                                                      2,099,272
                                                                    -----------

              Biotechnology--0.2%
      250,000 Monsanto Co. 144A
               5.875%, 12/01/08(e)(d)............................       232,795
                                                                    -----------

              Cable & Other Media--3.1%
      250,000 Adelphia Communications Corp. Series B 10.500%,
               7/15/04...........................................       268,125
      500,000 Avalon Cable 144A,
               0/11.125%, 12/01/08(c)(d).........................       335,000
      250,000 Capstar Broadcasting
               9.250%, 7/01/07...................................       258,750
      125,000 Century Communications Corp.
               Zero Coupon, 1/15/08..............................        56,250
      500,000 Charter Communications Holdings Corp.144A 0/9.920%,
               4/01/11(c)(d).....................................       311,250
      150,000 CSC Holdings, Inc.
               10.500%, 5/15/16..................................       169,500
      150,000 Diamond Cable Communications 0/11.750%,
               12/15/05(c).......................................       132,750

     Face
    Amount                                                           Value (a)

              Cable & Other Media--(Continued)
 $    250,000 Falcon Holdings Group LP Series B, 8.375%, 4/15/10.   $   247,500
      200,000 Jacor Communications Co.
               9.750%, 12/15/06..................................       216,500
      500,000 LIN Holdings Corp.
               0/10.000%, 3/01/08(c).............................       326,250
      375,000 Mediacom LLC/Mediacom Capital Corp. 8.500%,
               4/15/08...........................................       360,000
       99,000 SFX Broadcasting, Inc.
               10.750%, 5/15/06..................................       109,271
      250,000 Telewest Communication Plc. 0/11.000%, 10/01/07(c).       223,750
                                                                    -----------
                                                                      3,014,896
                                                                    -----------

              Capital Goods/
              Building Products--2.7%
      225,000 Alvey Systems, Inc. 11.375% 1/31/03................       226,688
      250,000 Cabot Safety Corp.
               12.500%, 7/15/05..................................       271,250
      250,000 High Voltage Engineering Corp. 10.500%, 8/15/04....       233,750
      250,000 International Knife & Saw, Inc.
               11.375%, 11/15/06.................................       246,875
      250,000 Jordan Industries, Inc. Series B 0/11.750%,
               4/01/09(c)........................................       162,188
      250,000 Motors & Gears, Inc. Series D,
               10.750%, 11/15/06.................................       254,375
      250,000 Neenah Corp. Series D,
               11.125%, 5/01/07..................................       247,812
      250,000 Packard Biosciences Co. Series B, 9.375%, 3/01/07..       236,250
      250,000 Panolam Industries International 144A, 11.500%,
               2/15/09(d)........................................       257,500
      500,000 Praxair, Inc. 6.150%, 4/15/03......................       492,200
                                                                    -----------
                                                                      2,628,888
                                                                    -----------

              Consumer Products--2.8%
      250,000 American Safety Razor Series B
               9.875%, 8/01/05...................................       252,500
      250,000 Anchor Advanced Products, Inc. 11.750%, 4/01/04....       256,250
      300,000 Ekco Group, Inc. Series B
               9.250%, 4/01/06...................................       302,625
      250,000 French Fragrances, Inc.
               10.375%, 5/15/07..................................       254,063
       97,000 Hines Horticulture, Inc.
               11.750%, 10/15/05.................................       103,548
      250,000 Indesco International, Inc.
               9.750%, 4/15/08...................................       165,000
      250,000 North Atlantic Trading, Inc. Series B 11.000%,
               6/15/04...........................................       251,875

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--(Continued)

     Face
    Amount                                                           Value (a)

              Consumer Products--(Continued)
 $    100,000 Pierce Leahy Command Co.
               8.125%, 5/15/08...................................   $    95,000
      105,000 Purina Mills, Inc. 9.000% 3/15/10..................        82,950
      300,000 Revlon Worldwide Series B,
               Zero Coupon, 3/15/01..............................       204,750
      150,000 Shop Vac Corp. 10.625%, 9/01/03....................       165,563
      250,000 Simmons Co. 144A,
               10.250%, 3/15/09(d)...............................       255,000
      375,000 United Industries Corp. 144A,
               9.875%, 4/01/09(d)................................       356,250
                                                                    -----------
                                                                      2,745,374
                                                                    -----------

              Containers/Packaging--0.7%
      250,000 Huntsman Corp 144A
               9.500%, 7/01/07(d)................................       240,000
      250,000 Huntsman Packaging Corp.
               9.125%, 10/01/07..................................       247,500
      200,000 Radnor Holdings Corp.
               10.000%, 12/01/03.................................       201,500
                                                                    -----------
                                                                        689,000
                                                                    -----------

              Defense & Aerospace--0.6%
      125,000 L-3 Communications Corp. Series B 8.000%, 8/01/08..       125,156
      250,000 Raytheon Co. 6.150%, 11/01/08......................       235,928
      250,000 Stellex Industries, Inc.
               9.500%, 11/01/07..................................       227,187
                                                                    -----------
                                                                        588,271
                                                                    -----------

              Electronics--0.8%
      250,000 Amphenol Corp. 9.875%, 5/15/07.....................       255,938
      250,000 Jordan Telecommunication Products 9.875%, 8/01/07..       245,312
      250,000 Micron Technology, Inc.
               7.000%, 7/01/04...................................       252,500
                                                                    -----------
                                                                        753,750
                                                                    -----------

              Energy--1.3%
      250,000 Bellwether Exploration Co.
               10.875%, 4/01/07..................................       236,250
      150,000 Benton Oil & Gas Co.
               11.625%, 5/01/03..................................       108,000
      250,000 Frontier Oil Corp. 9.125%, 2/15/06.................       238,125
      350,000 PennzEnergy Co. 10.250%, 11/1/05...................       378,602
      250,000 Transamerican Energy Corp. Series B, 0/13.000%,
               6/15/02(c)(h).....................................        30,000
      250,000 Transamerican Energy Corp. Series B, 11.500%,
               6/15/02(h)........................................        32,500
      250,000 United Refining Co. Series B,
               10.750%, 6/15/07..................................       183,125
                                                                    -----------
                                                                      1,206,602
                                                                    -----------


     Face
    Amount                                                           Value (a)

              Finance--2.1%
 $    270,000 Ford Motor Credit Co.
               5.800%, 1/12/09...................................   $   247,406
      370,000 General Electric Capital Corp.
               5.875%, 7/7/00 (AUD)..............................       245,909
      620,000 KFW International Finance
               16.300%, 6/24/03 (PLN)............................       185,732
      310,000 Merrill Lynch & Co., Inc.
               6.000%, 11/15/04..................................       302,641
      450,000 PaineWebber Group, Inc.
               7.750%, 9/01/02...................................       461,988
      550,000 TPSA Finance BV 144A,
               7.750%, 12/10/08(d)...............................       542,745
                                                                    -----------
                                                                      1,986,421
                                                                    -----------

              Financial/Leasing--1.1%
      250,000 Airplanes Pass Through Trust
               10.875%, 3/15/19..................................       249,825
      250,000 ContiFinancial Corp.
               8.125%, 4/01/08...................................       207,500
      250,000 Navistar International Corp. Series B, 8.000%,
               2/01/08...........................................       259,375
      100,000 United States Leasing International Capital Corp.
               8.450%, 1/25/05...................................       106,618
      250,000 Williams Scotsman, Inc.
               9.875%, 6/01/07...................................       242,188
                                                                    -----------
                                                                      1,065,506
                                                                    -----------

              Food & Beverages--1.1%
      250,000 CFP Holdings, Inc. Series B
               11.625%, 1/15/04..................................       217,500
      250,000 Delta Beverage Group, Inc.
               9.750%, 12/15/03..................................       258,125
      200,000 Dole Foods, Inc. 6.750%, 7/15/00...................       200,562
      250,000 Imperial Holly Corp.
               9.750%, 12/15/07..................................       247,500
      350,000 NEBCO Evans Holdings Co. 0/12.375%, 7/15/07(c).....       132,563
                                                                    -----------
                                                                      1,056,250
                                                                    -----------
              Foreign--2.1%
      990,000 Algeria Tranche 6.375%, 3/04/10....................       561,825
      700,000 European Bank For Reconstruction
               & Development
               10.500%, 1/25/01 (PLN)............................       175,423
      400,000 Korea Development Bank
               9.600%, 12/01/00..................................       412,812
      690,477 Morocco Loan Tranche
               6.062%, 1/01/09...................................       557,560

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--(Continued)

     Face
    Amount                                                           Value (a)

              Foreign--(Continued)
 $    600,000 Nordiska Investeringsbanken
               17.750%, 4/15/02 (PLN)............................   $   174,201
      550,000 Sudwest Landes Bank
               17.500%, 5/05/03 (PLN)............................       166,422
                                                                    -----------
                                                                      2,048,243
                                                                    -----------

              Foreign Government--22.6%
      380,000 Federal Republic of Brazil
               5.875%, 4/15/06(e)................................       294,500
    3,586,109 Federal Republic of Brazil
               8.000%, 4/15/14(e)................................     2,205,457
      129,000 Federal Republic of Germany
               4.000%, 9/17/99 (EUR).............................       133,332
      370,000 Government of Canada
               6.000%, 6/01/08 (CAD).............................       260,068
      820,000 Government of Spain
               6.000%, 1/31/08 (EUR).............................       918,432
    2,100,000 Ivory Coast 2.000%, 3/29/18(e).....................       724,500
    2,100,000 Kingdom of Sweden
               6.500%, 5/05/08 (SEK).............................       273,007
    2,550,000 Ministry Finance of Russia
               12.750%, 6/24/28..................................     1,415,378
      950,000 National Republic of Bulgaria
               2.500%, 7/28/12(e)................................       568,127
      750,000 National Republic of Bulgaria
               5.875%, 7/28/11(e)................................       508,125
       90,000 New South Wales Treasury Corp. 7.375%, 2/21/07
               (AUD).............................................        62,023
    4,000,000 Norwegian Treasury Bills
               6.500%, 9/15/99 (NOK).............................       507,696
    1,600,000 Republic of Argentina
               11.000%, 12/04/05.................................     1,472,000
    1,225,000 Republic of Argentina
               11.375%, 1/30/17..................................     1,064,525
      775,000 Republic of Columbia
               10.875%, 3/09/04..................................       742,063
      911,664 Republic of Croatia
               5.8125%, 7/31/06(e)...............................       756,482
    1,000,000 Republic of Ecuador
               4.000%, 2/28/25(e)................................       395,000
   82,900,000 Republic of Greece
               11.000%, 2/25/00 (GRD)............................       267,983
  101,000,000 Republic of Greece
               7.600%, 1/22/02 (GRD).............................       325,212
   31,000,000 Republic of Greece
               8.700%, 4/08/05 (GRD).............................       108,959
  273,400,000 Republic of Greece
               8.900%, 4/01/03 (GRD).............................       931,474
      140,000 Republic of Italy
               5.250%, 11/1/29 (EUR).............................       137,955

     Face
    Amount                                                           Value (a)

              Foreign Government--(Continued)
 $    550,000 Republic of Panama
               4.000%, 7/17/14(e)................................   $   402,875
    1,900,000 Republic of Peru 4.500%, 3/07/17(e)................     1,166,220
      370,000 Republic of Slovenia
               5.375%, 5/27/05 (EUR).............................       389,806
    1,600,000 Republic of Venezuela
               13.625%, 8/15/18..................................     1,440,000
    1,142,850 Republic of Venezuela
               6.000%, 3/31/07...................................       862,852
      404,760 Republic of Venezuela
               6.3125%, 12/18/07(e)..............................       307,577
      680,000 U.K. Treasury Notes
               6.500%, 12/7/03 (GBP).............................     1,117,404
    1,400,000 United Mexican States
               6.25%, 12/31/19...................................     1,032,500
    1,000,000 United Mexican States
               9.875%, 1/15/07...................................     1,003,800
                                                                    -----------
                                                                     21,795,332
                                                                    -----------

              Government Agencies--9.3%
      121,417 Federal Home Loan Mortgage
               10.000%, 05/15/20.................................       131,345
        1,762 Federal Home Loan Mortgage 1156.500%, 06/15/21(f)..        49,816
    8,451,600 Federal National Mortgage Association 0.542%,
               10/17/36(f).......................................       217,722
    3,449,370 Federal National Mortgage Association 0.604%,
               03/17/20(f).......................................        80,881
    9,882,917 Federal National Mortgage Association 1.044%,
               06/25/38(f).......................................       568,831
    5,010,276 Federal National Mortgage Association 1.642%,
               02/25/35(f).......................................       367,454
       55,579 Federal National Mortgage Association 10.400%,
               04/25/19..........................................        58,278
       13,086 Federal National Mortgage Association 13.000%,
               11/15/15..........................................        15,318
      776,638 Federal National Mortgage Association 6.500%,
               03/01/26..........................................       750,177
    6,000,000 Federal National Mortgage Association 7.000%,
               04/01/30..........................................     5,636,220
       93,884 Federal National Mortgage Association 7.000%,
               05/01/26..........................................        92,798
      166,351 Federal National Mortgage Association 7.000%,
               11/18/15..........................................       167,382
      785,861 Federal National Mortgage Association 7.368%,
               08/17/03..........................................       789,857
                                                                    -----------
                                                                      8,926,079
                                                                    -----------


                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--(Continued)

     Face
    Amount                                                           Value (a)

              Gaming--1.7%
 $    250,000 Empress Entertainment, Inc.
               8.125%, 7/01/06...................................   $   253,125
      250,000 Harrah's Operating Co., Inc.
               7.875%, 12/15/05..................................       242,500
      250,000 Horseshoe Gaming
               9.375%, 6/15/07...................................       253,750
      150,000 Mohegan Tribal Gaming
               8.750%, 1/01/09...................................       148,500
      250,000 Park Place Entertainment Corp. 144A, 7.875%,
               12/15/05(d).......................................       238,125
      250,000 Sun International Hotels
               8.625%, 12/15/07..................................       251,250
      250,000 Waterford Gaming 144A,
               9.500%, 3/15/10(d)................................       250,000
                                                                    -----------
                                                                      1,637,250
                                                                    -----------
              Healthcare--0.8%
      200,000 Alaris Medical Systems, Inc.
               9.750% 12/01/06...................................       204,250
      250,000 Dade International, Inc. Series B, 11.125%,
               5/01/06...........................................       270,938
      250,000 Maxxim Medical, Inc.
               10.500%, 8/01/06..................................       268,750
                                                                    -----------
                                                                        743,938
                                                                    -----------

              Hotel/Lodging--0.6%
      350,000 HMH Properties, Inc. Series B,
               7.875%, 8/01/08...................................       322,000
      250,000 Prime Hospitality Corp.
               9.750%, 4/01/07...................................       246,875
                                                                    -----------
                                                                        568,875
                                                                    -----------

              Housing Related--0.3%
      250,000 CB Richards Ellis Services, Inc.
               8.875%, 6/01/06...................................       249,375
                                                                    -----------
                                                                        249,375
                                                                    -----------

              Insurance--0.4%
      400,000 Aetna Services, Inc.
               7.625%, 8/15/26...................................       392,544
                                                                    -----------
                                                                        392,544
                                                                    -----------
              Metals/Mining/Steel--0.6%
      185,000 Envirosource, Inc. 9.750%, 6/15/03.................       116,550
      250,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
               8/31/07...........................................       220,625
      250,000 P&L Coal Holdings Corp.
               9.625%, 5/15/08...................................       252,500
                                                                    -----------
                                                                        589,675
                                                                    -----------


     Face
    Amount                                                           Value (a)

              Mortgage--11.7%
 $  1,800,000 Commercial Mortgage Asset Trust 7.350%, 08/17/13...   $ 1,751,679
      900,000 Contimortgage Home Equity Loan Trust 144A, 7.000%,
               12/25/29(d).......................................       779,836
      933,203 Countrywide Mortgage Backed Securities Corp.
               7.750%, 06/25/24..................................       944,288
    9,689,378 DLJ Commercial Mortgage Corp. 0.706%, 05/10/23(f)..       417,341
    8,943,512 DLJ Commercial Mortgage Corp. 0.851%, 11/12/31(f)..       470,178
      246,018 First Union Residential Securitization 7.000%,
               08/25/28..........................................       222,788
      992,781 GE Capital Mortgage Services, Inc. 6.750%,
               11/25/28..........................................       931,303
    1,621,539 Green Tree Financial Corp.
               7.070%, 01/15/29..................................     1,608,859
    1,472,878 Mid State Trust VI
               7.340%, 07/01/35..................................     1,483,924
      443,831 PNC Mortgage Securities Corp.
               6.735%, 02/25/28..................................       390,826
      346,098 PNC Mortgage Securities Corp.
               6.750%, 05/25/28..................................       306,929
      747,390 PNC Mortgage Securities Corp.
               6.772%, 03/25/29..................................       709,133
      469,551 PNC Mortgage Securities Corp.
               6.838%, 05/25/28..................................       418,171
      647,389 PNC Mortgage Securities Corp.
               6.904%, 04/25/29..................................       583,298
      410,714 RG Receivables Co.
               9.600%, 2/28/05...................................       234,107
                                                                    -----------
                                                                     11,252,660
                                                                    -----------

              Publishing--0.4%
      250,000 Big Flower Press Holdings, Inc.
               8.625%, 12/01/08..................................       232,500
      125,000 Garden State Newspapers, Inc.
               8.750%, 10/01/09..................................       118,750
                                                                    -----------
                                                                        351,250
                                                                    -----------

              Real Estate--0.1%
      150,000 Spieker Properties LP
               7.250%, 5/1/09....................................       144,359
                                                                    -----------
                                                                        144,359
                                                                    -----------

              Retail--1.9%
      400,000 Archibald Candy Corp.
               10.250%, 7/01/04..................................       405,000
      250,000 Cole National Group, Inc.
               9.875%, 12/31/06..................................       241,250
      250,000 Finlay Fine Jewelry Corp.
               8.375%, 5/01/08...................................       245,000
      321,000 Guitar Center Management Co., Inc. 11.000%,
               7/01/06...........................................       334,643

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--(Continued)

   Face
  Amount                                                             Value (a)

           Retail--(Continued)
 $ 250,000 Musicland Group, Inc. Series B,
            9.875%, 3/15/08......................................   $   252,188
   400,000 Staples, Inc. 7.125%, 8/15/07.........................       399,351
                                                                    -----------
                                                                      1,877,432
                                                                    -----------

           Retail--Food & Drug--0.4%
   250,000 NBTY, Inc. Series B, 8.625%, 9/15/07..................       221,563
   125,000 Pueblo Xtra International
            9.500%, 8/01/03......................................       121,250
                                                                    -----------
                                                                        342,813
                                                                    -----------

           Services--3.9%
   250,000 Allied Waste North America, Inc. 7.875%, 1/01/09......       232,188
   350,000 Coach USA, Inc. 9.375%, 7/01/07.......................       360,500
   350,000 Comdisco, Inc. 6.000%, 1/30/02........................       345,580
   330,000 First Data Corp. 6.375%, 12/15/07.....................       321,704
   250,000 Integrated Electric Services, Inc. 144A 9.375%,
            2/01/09(d)...........................................       246,250
   250,000 Intertek Finance Plc, Series B,
            10.250%, 11/01/06....................................       244,063
   250,000 Iron Mountain, Inc.
            10.125%, 10/01/06....................................       265,625
   125,000 Iron Mountain, Inc. 8.750%, 9/30/09...................       123,435
   250,000 Loomis Fargo & Co.
            10.000%, 1/15/04.....................................       247,500
   250,000 Marsulex, Inc. 9.625%, 7/01/08........................       257,188
   250,000 Primark Corp. 144A,
            9.250%, 12/15/08(d)..................................       245,938
   250,000 Protection One Alarm, Inc. 144A, 8.125%, 1/15/09(d)...       237,500
   250,000 Safety Kleen Services
            9.250%, 6/01/08......................................       261,250
   400,000 Service Corporation International 6.000%, 12/15/05....       368,960
                                                                    -----------
                                                                      3,757,681
                                                                    -----------

           Technology/Electronics--0.1%
   200,000 DecisionOne Corp.
            9.750%, 8/01/07(g)...................................         6,000
   125,000 Unisys Corp. 7.875%, 4/01/08..........................       125,938
                                                                    -----------
                                                                        131,938
                                                                    -----------

           Telecommunications--2.1%
   250,000 Centennial Cellular Corp. 144A, 10.750%, 12/15/08(d)..       258,750
   200,000 GTE Corp. 6.940%, 4/15/28.............................       191,128
   275,000 ICG Holdings, Inc.
            0/13.500%, 9/15/05(c)................................       242,000

   Face
  Amount                                                             Value (a)

           Telecommunications--(Continued)
 $ 175,000 Intermedia Communications, Inc. 8.600%, 6/01/08.......   $   162,750
   350,000 International Cabletel, Inc.
            0/11.500%, 2/01/06(c)................................       297,500
   250,000 Metronet Communications Corp. 0/9.950%, 6/15/08(c)....       186,250
   200,000 Nextel Communications, Inc.
            0/9.750%, 8/15/04(c).................................       204,000
   250,000 Nextel Communications, Inc.
            0/9.950%, 2/15/08(c).................................       173,120
   400,000 United International Holdings Series B, 0/10.750%,
            2/15/08(c)...........................................       264,000
                                                                    -----------
                                                                      1,979,498
                                                                    -----------

           Transportation--1.0%
   250,000 Atlantic Express Transportation Corp. 10.75%, 2/01/04.       250,000
   150,000 Enterprises Shipholding Corp.
            8.875%, 5/01/08......................................       105,000
   200,000 Holt Group, Inc. 144A
            9.750%, 1/15/06(d)...................................       140,000
   250,000 Stena AB 10.500%, 12/15/05............................       251,563
   400,000 TFM, SA 0/11.750%, 6/15/09(c).........................       239,000
                                                                    -----------
                                                                        985,563
                                                                    -----------

           U.S. Government--6.5%
 2,000,000 United States Treasury Bonds
            5.250%, 11/15/28.....................................     1,771,360
   910,000 United States Treasury Bonds
            5.500%, 8/15/28......................................       832,523
   200,000 United States Treasury Bonds
            6.125%, 11/15/27.....................................       198,518
 2,200,000 United States Treasury Notes
            4.750%, 11/15/08.....................................     2,019,688
 1,500,000 United States Treasury Notes
            5.25%, 5/31/01.......................................     1,492,965
                                                                    -----------
                                                                      6,315,054
                                                                    -----------
           Total Bonds & Notes
            (Identified Cost $87,486,324)........................    83,640,219
                                                                    -----------

 Preferred Stocks--0.0%

  Shares                                                             Value (a)
       840 TCR Holdings, Class B.................................            50
       462 TCR Holdings, Class C.................................            26
     1,219 TCR Holdings, Class D.................................            65
     2,521 TCR Holdings, Class E.................................           159
                                                                    -----------
           Total Preferred Stocks
            (Identified Cost $300)...............................           300
                                                                    -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Investments as of June 30, 1999 (Unaudited)

Warrants--0.1%


    Shares                                                            Value (a)

        2,800 Republic of Argentina...............................   $    23,800
          200 In Flight Phone Corp.(g)............................             0
          615 United Mexico States................................        39,668
                                                                     -----------
              Total Warrants (Identified Cost $83,388)............        63,468
                                                                     -----------

Short-Term Investment--16.8%

     Face
    Amount                                                           Value (a)

  $16,213,000 Repurchase Agreement with State Street Corp. dated
               6/30/1999 at 4.7% to be repurchased at $16,215,117
               on 7/1/1999, collateralized by $13,750,000 U.S.
               Treasury Bonds, 7.875% due 2/15/21 with a value of
               $16,542,873.......................................   $16,213,000
                                                                    -----------
              Total Short-Term Investments
               (Identified Cost $16,213,000).....................    16,213,000
                                                                    -----------
              Total Investments--103.6%
               (Identified Cost $103,783,012)(b).................    99,916,987
              Other assets less liabilities......................   (3,445,931)
                                                                    -----------
              Total Net Assets--100%.............................   $96,471,056
                                                                    ===========

Forward Contracts Outstanding at June 30, 1999

                                   Local   Aggregate               Unrealized
      Currency         Delivery  Currency     Face      Total    Appreciation/
      Contract           Date     Amount     Value      Value    (Depreciation)
Australian Dollar
 (sold)                7/28/1999   180,000 $  117,108 $  119,023    $(1,915)
Australian Dollar
 (sold)                7/28/1999   870,000    574,679    575,279       (600)
Australian Dollar
 (bought)              7/28/1999   180,000    116,562    119,023      2,461
Euro Currency (sold)   7/28/1999   170,994    180,780    176,627      4,153
Euro Currency (sold)   7/28/1999   216,527    224,173    223,660        513
Euro Currency (sold)   7/28/1999   255,626    266,022    264,047      1,975
Euro Currency
 (bought)              7/28/1999   712,215    738,639    735,677     (2,962)
Pound Sterling (sold)  7/28/1999   717,224  1,141,190  1,130,710     10,480
Norwegian Krone
 (sold)                7/28/1999 2,090,000    266,564    264,967      1,597
Norwegian Krone
 (Bought)              7/28/1999 2,090,000    266,022    264,967     (1,055)
Swedish Krona (sold)   7/28/1999 1,890,000    222,092    223,016       (924)
Swedish Krona
 (bought)              7/28/1999 1,890,000    224,173    223,016     (1,157)
                                                                    -------
Net unrealized appreciation on Forward Currency contracts           $12,566
                                                                    =======

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 1999 the net unrealized depreciation on investments based on cost of $103,783,012 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost............... $   964,938
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (4,830,963)
                                                                   -----------
   Net unrealized depreciation.................................... $(3,866,025)
                                                                   ===========

(c) Step Bond: Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date.
(d) 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end the value of these securities amounted to $5,441,824 or 5.6% of net assets.
(e) Variable or floating rate security. Rate disclosed is as of June 30, 1999.
(f) Interest only certificate. This security receives monthly interest payments but is not entitled to principal payments.
(g) Non-Income producing security
(h) Non-Income producing; issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

Key to abbreviations:
AUD--Australian Dollar
CAD--Canadian Dollar
EUR--Euro Currency
GBP--Pound Sterling
GRD--Greek Drachma
NOK--Norwegian Krone
PLN--Polish Zloty
SEK--Swedish Krona

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)


Assets
 Investments at value.................................             $ 99,916,987
 Foreign cash at value (Identified cost $93,230)......                   92,175
 Receivable for:
 Securities sold......................................                1,165,552
 Fund shares sold.....................................                   85,311
 Open forward currency contracts--net.................                   12,566
 Accrued interest.....................................                1,529,971
 Unamortized organization expense.....................                      684
                                                                   ------------
 Total Assets.........................................              102,803,246
Liabilities
 Payable for:
 Fund shares redeemed.................................  $  225,212
 Securities purchased.................................   6,017,418
 Due to custodian bank................................         565
 Withholding taxes....................................         347
 Accrued expenses:
 Management fees......................................      51,712
 Deferred trustees fees...............................       4,066
 Other expenses.......................................      32,870
                                                        ----------
 Total Liabilities....................................                6,332,190
                                                                   ------------
Net Assets............................................             $ 96,471,056
                                                                   ============
Net assets consist of:
 Capital paid in......................................             $100,069,894
 Undistributed net investment income..................                3,615,233
 Accumulated net realized gains (losses)..............               (3,358,349)
 Unrealized appreciation (depreciation) on investments
  and foreign currency................................               (3,855,722)
                                                                   ------------
Net Assets............................................             $ 96,471,056
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($96,471,056 divided by 8,463,096 shares of
 beneficial interest).................................             $      11.40
                                                                   ============
Identified cost of investments........................             $103,783,012
                                                                   ============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)

Investment Income
 Interest..........................................              $ 4,055,403(a)
                                                                 -----------
Expenses
 Management fees...................................  $  308,005
 Deferred expense reimbursement....................      12,296
 Trustees' fees and expenses.......................       7,121
 Custodian.........................................      42,402
 Audit and tax services............................       9,278
 Legal.............................................       3,548
 Printing..........................................       9,134
 Amortization of organization expense..............         996
 Insurance.........................................         437
 Miscellaneous.....................................       1,306
                                                     ----------
 Total expenses....................................                  394,523
                                                                 -----------
Net Investment Income..............................                3,660,880
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net..................................    (761,040)
 Foreign currency transactions--net................     (43,833)    (804,873)
                                                     ----------
 Unrealized appreciation (depreciation) on:
 Investments--net..................................  (3,081,126)
 Foreign currency transactions--net................       7,626   (3,073,500)
                                                     ----------  -----------
Net gain (loss)....................................               (3,878,373)
                                                                 -----------
Net Increase (Decrease) in Net Assets From
 Operations........................................              $  (217,493)
                                                                 ===========

(a)Net of foreign taxes of: $13,721

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers Strategic Bond Opportunities Series)

Statement of Changes in Net Assets (Unaudited)


                                                                    Six Months
                                                      Year Ended      Ended
                                                     December 31,    June 30,
                                                         1998          1999
                                                     ------------  ------------
From Operations
 Net investment income.............................  $  6,207,055  $  3,660,880
 Net realized gain (loss)..........................    (2,493,823)     (804,873)
 Unrealized appreciation (depreciation)............    (2,329,435)   (3,073,500)
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.     1,383,797      (217,493)
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................    (6,162,469)            0
 Net realized gain.................................       (87,409)            0
 In excess of net realized gain....................      (137,672)            0
                                                     ------------  ------------
 Total distributions...............................    (6,387,550)            0
                                                     ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................    48,659,454    17,272,307
 Reinvestment of distributions.....................     6,387,550             0
 Cost of shares redeemed...........................   (25,795,325)  (16,033,629)
                                                     ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................    29,251,679     1,238,678
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    24,247,926     1,021,185
Net Assets
 Beginning of the period...........................    71,201,945    95,449,871
                                                     ------------  ------------
 End of the period.................................  $ 95,449,871  $ 96,471,056
                                                     ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period.................................  $    (45,647) $  3,615,233
                                                     ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................     3,992,202     1,510,484
 Issued in reinvestment of distributions...........       558,777             0
 Redeemed..........................................    (2,123,814)   (1,401,103)
                                                     ------------  ------------
 Net change........................................     2,427,165       109,381
                                                     ============  ============

Financial Highlights (Unaudited)

                          October 31, 1994(a)                                    Six Months
                                through          Year Ended December 31,           Ended
                             December 31,     ---------------------------------   June 30,
                                 1994          1995    1996     1997     1998       1999
                          ------------------- ------  -------  -------  -------  ----------
Net Asset Value,
 Beginning of Period....        $10.00        $ 9.74  $ 10.85  $ 11.62  $ 12.01   $ 11.43
                                ------        ------  -------  -------  -------   -------
Income From Investment
 Operations
 Net Investment Income..          0.12          0.58     0.51     0.75     0.80      0.43
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.26)         1.30     1.05     0.54    (0.56)    (0.46)
                                ------        ------  -------  -------  -------   -------
 Total From Investment
  operations............         (0.14)         1.88     1.56     1.29     0.24     (0.03)
                                ------        ------  -------  -------  -------   -------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.12)        (0.55)   (0.60)   (0.76)   (0.79)     0.00
 Distributions From Net
  Realized Capital
  Gains.................          0.00         (0.22)   (0.19)   (0.14)   (0.02)     0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........          0.00          0.00     0.00     0.00    (0.01)     0.00
                                ------        ------  -------  -------  -------   -------
 Total Distributions....         (0.12)        (0.77)   (0.79)   (0.90)   (0.82)     0.00
                                ------        ------  -------  -------  -------   -------
Net Asset Value, End of
 Period.................        $ 9.74        $10.85  $ 11.62  $ 12.01  $ 11.43   $ 11.40
                                ======        ======  =======  =======  =======   =======
Total Return (%)........          (1.4)(b)      19.4     14.4     11.1      2.0      (0.3)(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85 (c)      0.85     0.85     0.85     0.85      0.83 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          7.05 (c)      8.39     7.79     7.32     7.20      7.73 (c)
Portfolio Turnover Rate
 (%)....................           403 (c)       202      176      258      283       264 (c)
Net Assets, End of
 Period (000)                   $3,450        $9,484  $35,808  $71,202  $95,450   $96,471
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          2.01 (c)      2.44     1.19     0.87       --        --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

Salomon Brothers U.S. Government Series
Portfolio Manager: Roger Lavan
Salomon Brothers Asset Management Inc

[PHOTO OF ROGER LAVAN APPEARS HERE]

Q. How did the Series perform during the past six months relative to its index and relative to its peers?

A. The Salomon Brothers U.S. Government Bond Series returned -1.0% for the six month period ending June 30, 1999, versus the Lehman Brothers Intermediate Gov-ernment Bond Index/4/, which returned -0.5%. The Lipper Variable Products U.S. Mortgage/GNMA Fund Average/17/ returned -0.4% for the six-month period.

Q. Briefly discuss the investment and market environment during the past six months?

A. Financial markets began the new year under the shadow of the 1998 meltdown. Caution prevailed among fixed income investors who remained overweighted in high quality bonds such as U.S. Treasuries. Investor fears proved to be well founded as by mid-January Brazil devalued its currency and saw its interest rates rise sharply. Rather than Brazil serving as the catalyst for another vi-cious round of contagion, financial markets seemed to shrug it off. In effect, the episode became a bottoming event that boosted the confidence of market par-ticipants. This change in investor sentiment eliminated the "insurance" value of U.S. Treasuries and lead to a virulent rise in interest rates during Febru-ary.

Strong domestic economic growth heightened the obstinate fears about the pros-pect for higher inflation. The Federal Reserve tempered some of those concerns when it increased its Short-Term lending rate at the conclusion of its mid year Federal Open Market Committee meeting. The Federal Funds rate now stands at 5.00%. U.S. economic growth will likely remain steady as low unemployment and high consumer confidence will nourish the demand for goods. A rise in the rate of inflation, however, will likely remain benign during the second half of the year.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months?

A. The Series' underperformance relative to the benchmark was due primarily to a longer duration position that made the portfolio more sensitive to changes in interest rates. It also has been hampered by the nearly 100 basis points rise in interest rates during the first half of 1999. Fortunately, the Series was overweighted in mortgage securities whose prices declined considerably less than comparable Treasury securities. For the first half of 1999, mortgage pass-throughs outperformed comparable on-the-run Treasuries by 59 basis points.

Q. What is your outlook for the market and for your portfolio for the next six months?

A. Federal Reserve action of raising the Federal Funds rate 0.25% on June 30th did not prove alarming, although we were surprised that they adopted a neutral bias. However, we would note that the Federal Reserve has often adopted a neu-tral bias after raising rates in the past, whether or not they subsequently raised rates later. Thus, we believe that the markets will remain volatile over the next few months as investors focus on economic data points to try to get a sense of whether the Federal Reserve may need to tighten again.

     A $10,000 investment compared to Lehman Intermediate Government Index since the Series' inception

                             [CHART APPEARS HERE]

                         US Government      Lehman Intermediate U.S. Government

       10/31/94             10,000                     10,000
        6/30/95             11,009                     10,891
        6/30/96             11,445                     11,428
        6/30/97             12,319                     12,221
        6/30/98             13,410                     13,245
        6/30/99             13,820                     13,832

        Average Annual Return
                                         Lehman        Lipper Variable
                    US Government     Intermediate       US Mortgage
                        Series       US Government        and GNMA

       6 months         -1.0%            -0.5%             -0.4%
         1 year          3.1              4.4               3.2
        3 years          6.5              6.6               6.9
Since Inception          7.2              7.2               n/a

 ..   Fund Facts

Goal: A high level of current income consistent with the preservation of capital and maintenance of liquidity.
Start date: October 31, 1994
Size: $50 million as of June 30, 1999
Managers: Roger Lavan has managed the Series since its inception in 1994. Mr. Lavan has managed the Salomon Brothers Investment Series--U.S. Government Income Fund and the North American U.S. Government Securities Fund since January 1992. He joined Salomon Brothers Asset Management, Inc. in 1990. Mr. Lavan has also co-managed the Strategic Bond Opportunities Series since June 1998.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Salomon Brothers U.S. Government Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--84.2% of Total Net Assets

    Face
   Amount                                                            Value (a)
            Federal Agency--78.2%
 $  300,000 Federal Home Loan Banks 5.940%, 6/13/00..............   $    301,359
  1,000,000 Federal Home Loan Banks 5.800%, 9/2/08...............        957,430
    164,833 Federal Home Loan Mortgage Corp. 7.500%, 5/1/07......        168,026
     13,270 Federal Home Loan Mortgage Corp. 6.000%, 10/1/10.....         12,818
    263,261 Federal Home Loan Mortgage Corp. 7.000%, 7/1/11......        264,659
     46,928 Federal Home Loan Mortgage Corp. 11.750%, 1/1/12.....         53,102
    439,289 Federal Home Loan Mortgage Corp. 6.500%, 8/1/13......        433,249
    609,249 Federal Home Loan Mortgage Corp. 10.000%, 3/1/16.....        655,009
    154,814 Federal Home Loan Mortgage Corp. 8.250%, 4/1/17......        161,273
    116,115 Federal Home Loan Mortgage Corp. 9.000%, 10/1/17.....        122,031
    256,551 Federal Home Loan Mortgage Corp. 8.000%, 12/1/19.....        263,365
    270,668 Federal Home Loan Mortgage Corp. 10.500%, 6/1/20.....        291,642
    613,844 Federal Home Loan Mortgage Corp. 8.000%, 7/1/20......        634,751
    900,000 Federal Home Loan Mortgage Corp. 6.247%, 3/25/21.....        881,330
    183,522 Federal Home Loan Mortgage Corp. 7.000%, 4/15/21.....        184,440
    219,656 Federal Home Loan Mortgage Corp. 6.500%, 3/1/26......        212,449
     49,082 Federal Home Loan Mortgage Corp. 6.500%, 5/1/26......         47,472
     49,181 Federal Home Loan Mortgage Corp. 6.500%, 6/1/26......         47,567
    725,319 Federal Home Loan Mortgage Corp. 6.500%, 7/1/26......        701,521
  1,309,459 Federal Home Loan Mortgage Corp. 6.000%, 10/1/28.....      1,231,297
  2,595,835 Federal Home Loan Mortgage Corp. 6.000%, 11/1/28.....      2,440,890
    167,633 Federal National Mortgage Association 6.500%, 6/1/08.        166,154
     58,854 Federal National Mortgage Association 6.500%,
             12/1/10.............................................         58,174
     31,491 Federal National Mortgage Association 6.500%, 4/1/13.         31,029
    156,189 Federal National Mortgage Association 6.500%, 4/1/13.        153,894
    678,271 Federal National Mortgage Association 6.500%, 4/1/13.        668,307
    590,165 Federal National Mortgage Association 6.500%, 7/1/13.        581,496

    Face
   Amount                                                           Value (a)
 $   42,995 Federal National Mortgage Association 13.000%,
             11/1/14............................................   $     50,331
     14,414 Federal National Mortgage Association 14.500%,
             11/1/14............................................         17,053
     45,159 Federal National Mortgage Association 12.500%,
             9/1/15.............................................         52,469
    396,453 Federal National Mortgage Association 12.000%,
             10/1/15............................................        444,983
     24,143 Federal National Mortgage Association 12.000%,
             1/1/16.............................................         27,810
    200,545 Federal National Mortgage Association 12.500%,
             1/1/16.............................................        230,752
     13,291 Federal National Mortgage Association 11.500%,
             9/1/19.............................................         14,726
    137,185 Federal National Mortgage Association 7.000%,
             11/1/23............................................        135,813
    299,774 Federal National Mortgage Association 6.500%,
             3/1/26.............................................        289,561
    131,541 Federal National Mortgage Association 7.000%,
             7/1/26.............................................        130,020
    659,637 Federal National Mortgage Association 7.000%,
             2/1/28.............................................        652,005
    677,343 Federal National Mortgage Association 7.000%,
             10/1/28............................................        669,506
    490,188 Federal National Mortgage Association 7.000%,
             11/1/28............................................        484,517
  1,252,954 Federal National Mortgage Association 6.764%,
             12/28/28...........................................      1,239,131
    750,546 Federal National Mortgage Association 7.000%,
             2/1/29.............................................        741,862
    125,491 Federal National Mortgage Association 7.000%,
             2/1/29.............................................        124,039
  1,500,149 Federal National Mortgage Association 6.500%,
             4/1/29.............................................      1,447,164
  1,255,000 Federal National Mortgage Association 6.527%,
             5/25/30............................................      1,221,209
  2,000,000 Federal National Mortgage Association 6.000%, TBA...      1,878,740
  5,900,000 Federal National Mortgage Association 6.500%, TBA...      5,691,612
  1,400,000 Federal National Mortgage Association 7.000%, TBA...      1,404,802
  5,000,000 Federal National Mortgage Association 7.000%, TBA...      4,942,150
    127,489 Government National Mortgage Association 9.000%,
             10/20/16...........................................        135,456
    198,835 Government National Mortgage Association 9.000%,
             12/15/16...........................................        210,465
  5,000,000 Government National Mortgage Association 7.500%,
             TBA................................................      5,046,850
    300,000 Student Loan Marketing Association 7.500%, 3/8/00...        304,071
     63,998 U. S. Department of Veteran Affairs 7.250%,
             10/15/10...........................................         63,897
                                                                   ------------
                                                                     39,375,728
                                                                   ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers U.S. Government Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--(Continued)

    Face
   Amount                                                          Value (a)
            U.S. Government--6.0%
 $  600,000 U.S. Treasury Notes 4.750%, 2/15/04................   $    577,122
  1,050,000 U.S. Treasury Notes 4.750%, 11/15/08...............        963,942
    100,000 U.S. Treasury Bonds 6.375%, 8/15/27................        102,469
  1,500,000 U.S. Treasury Bonds 5.250%, 2/15/29................      1,347,660
                                                                  ------------
                                                                     2,991,193
                                                                  ------------
            Total Bonds & Notes (Identified Cost $42,882,958)..     42,366,921
                                                                  ------------

Short-Term Investments--50.6%

  3,450,000 Consolidated Coal Co. 5.250%, 7/12/99..............      3,444,466
  3,450,000 Englehard Corp.
             5.250%, 7/12/99...................................      3,444,466
  3,450,000 Imperial Tobacco Financial, Plc. 5.300%, 7/6/99....      3,447,460
  3,450,000 TRW, Inc.
             6.000%, 7/1/99....................................      3,450,000
  2,688,000 Repurchase Agreement with State Street Corp. dated
             6/30/1999 at 4.7% to be repurchased at $2,688,351
             on 7/1/1999, collateralized by $2,280,000 U.S.
             Treasury Bonds, 7.875% due 2/15/21 with a value of
             $2,743,109........................................      2,688,000
  9,000,000 Repurchase Agreement with Warburg Dillon Reed LLC dated 6/30/1999 at 4.8% to be repurchased at
             $9,001,200 on 7/1/1999, collateralized by
             $7,643,000 U.S. Treasury Bonds, 8.00% due
             11/15/2021 with a value of $9,181,154.............      9,000,000
                                                                  ------------
            Total Short-Term Investments
             (Identified Cost $25,474,392).....................     25,474,392
                                                                  ------------
            Total Investments--134.8%
             (Identified Cost $68,357,350)(b)..................     67,841,313
            Other assets less liabilities......................    (17,507,367)
                                                                  ------------
            Total Net Assets--100%.............................   $ 50,333,946
                                                                  ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized depreciation on investments based on cost of $68,357,350 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 119,505
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (635,542)
                                                                   ---------
   Net unrealized depreciation.................................... $(516,037)
                                                                   =========

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers U.S. Government Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)


Assets
 Investments at value.................................              $67,841,313
 Receivable for:
 Securities sold......................................                1,199,150
 Fund shares sold.....................................                  120,644
 Accrued interest.....................................                  291,560
 Unamortized organization expense.....................                      683
                                                                    -----------
 Total Assets.........................................               69,453,350
Liabilities
 Payable for:
 Fund shares redeemed.................................  $   137,052
 Securities purchased.................................   18,936,971
 Accrued expenses :
 Management fees......................................       22,782
 Deferred trustees fees...............................        3,666
 Other expenses.......................................       18,933
                                                        -----------
 Total Liabilities....................................               19,119,404
                                                                    -----------
Net Assets............................................              $50,333,946
                                                                    ===========
 Net assets consist of :
 Capital paid in......................................              $50,293,822
 Undistributed net investment income..................                1,376,729
 Accumulated net realized gains (losses)..............                 (820,568)
 Unrealized appreciation (depreciation) on
  investments.........................................                 (516,037)
                                                                    -----------
Net Assets............................................              $50,333,946
                                                                    ===========
Computation of offering price :
Net asset value and redemption price per share
 ($50,333,946 divided by 4,432,194 shares of
 beneficial interest).................................              $     11.36
                                                                    ===========
 Identified cost of investments.......................              $68,357,350
                                                                    ===========

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)


Investment Income
 Interest............................................            $ 1,528,033(a)
                                                                 -----------
Expenses
 Management fees.....................................  $131,836
 Trustees' fees and expenses.........................     6,211
 Custodian...........................................    19,635
 Audit and tax services..............................     9,184
 Legal...............................................     1,376
 Printing............................................     4,463
 Amortization of organization expense................       996
 Insurance...........................................       269
 Miscellaneous.......................................     1,160
                                                       --------
  Total expenses.....................................   175,130
  Less expenses assumed by the investment adviser....    (7,340)     167,790
                                                       --------  -----------
Net Investment Income................................              1,360,243
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
  Investments--net...................................               (918,604)
 Unrealized appreciation (depreciation) on:
 Investments--net....................................               (918,861)
                                                                 -----------
Net gain (loss)......................................             (1,837,465)
                                                                 -----------
Net Increase (Decrease) in Net Assets From
 Operations..........................................            $  (477,222)
                                                                 ===========

(a) Net of interest expense of $6,150.

                See accompanying notes to financial statements.

New England Zenith Fund
(Salomon Brothers U.S. Government Series)

Statement of Changes in Net Assets (Unaudited)

                                                                     Six Months
                                                        Year Ended      Ended
                                                       December 31,   June 30,
                                                           1998         1999
                                                       ------------  -----------
From Operations
 Net investment income...............................  $ 1,753,711   $ 1,360,243
 Net realized gain (loss)............................      273,855      (918,604)
 Unrealized appreciation (depreciation)..............      196,244      (918,861)
                                                       -----------   -----------
 Increase (decrease) in net assets from operations...    2,223,810      (477,222)
                                                       -----------   -----------
From Distributions to Shareholders
 Net Investment Income...............................   (1,671,941)            0
 Net realized gain...................................     (240,092)            0
                                                       -----------   -----------
 Total distributions.................................   (1,912,033)            0
                                                       -----------   -----------
From Capital Share Transactions
 Proceeds from sale of shares........................   35,229,571    15,531,907
 Reinvestment of distributions.......................    1,912,033             0
 Cost of shares redeemed.............................  (13,790,161)  (10,527,306)
                                                       -----------   -----------
 Increase (decrease) in net assets from capital share
  transactions.......................................   23,351,443     5,004,601
                                                       -----------   -----------
 Total increase (decrease) in net assets.............   23,663,220     4,527,379
Net Assets
 Beginning of the period.............................   22,143,347    45,806,567
                                                       -----------   -----------
 End of the period...................................  $45,806,567   $50,333,946
                                                       ===========   ===========
Undistributed (overdistributed) Net Investment Income
 End of the period...................................  $    16,486   $ 1,376,729
                                                       ===========   ===========
Number of shares of the Fund:
 Issued from the sale of shares......................    3,026,984     1,358,013
 Issued in reinvestment of distributions.............      167,118             0
 Redeemed............................................   (1,189,557)     (918,981)
                                                       -----------   -----------
 Net change..........................................    2,004,545       439,032
                                                       ===========   ===========

Financial Highlights (Unaudited)

                          October 31, 1994(a)                                    Six Months
                                through          Year Ended December 31,           Ended
                             December 31,     ---------------------------------   June 30,
                                 1994          1995    1996     1997     1998       1999
                          ------------------- ------  -------  -------  -------  ----------
Net Asset Value,
 Beginning of Period....        $10.00        $ 9.96  $ 11.04  $ 10.83  $ 11.14   $ 11.47
                                ------        ------  -------  -------  -------   -------
Income From Investment
 Operations
 Net Investment Income..          0.10          0.33     0.58     0.53     0.47      0.31
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.04)         1.16    (0.21)    0.40     0.37     (0.42)
                                ------        ------  -------  -------  -------   -------
 Total From Investment
  operations............          0.06          1.49     0.37     0.93     0.84     (0.11)
                                ------        ------  -------  -------  -------   -------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.10)        (0.33)   (0.56)   (0.53)   (0.45)     0.00
 Distributions From Net
  Realized Capital
  Gains.................          0.00         (0.08)   (0.02)   (0.05)   (0.06)     0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........          0.00          0.00     0.00    (0.04)    0.00      0.00
                                ------        ------  -------  -------  -------   -------
 Total Distributions....         (0.10)        (0.41)   (0.58)   (0.62)   (0.51)     0.00
                                ------        ------  -------  -------  -------   -------
Net Asset Value, End of
 Period.................        $ 9.96        $11.04  $ 10.83  $ 11.14  $ 11.47   $ 11.36
                                ======        ======  =======  =======  =======   =======
Total Return (%)........           0.6(b)       15.0      3.3      8.6      7.5      (1.0)(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.70(c)       0.70     0.70     0.70     0.70      0.70 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          5.70(c)       5.62     6.13     6.42     5.70      5.67 (c)
Portfolio Turnover Rate
 (%)....................         1,409(c)        415      388      572      496       576 (c)
Net Assets, End of
 Period (000)...........        $2,012        $7,542  $13,211  $22,143  $45,807   $50,334
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          2.54(c)       2.90     1.37     0.98     0.77      0.73 (c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

Back Bay Advisors Managed Series
Peter W. Palfrey, CFA
Back Bay Advisors, L.P.

[PHOTO OF PETER W. PALFREY APPEARS HERE]

Q. How did this series perform during the past six months relative to its index and relative to its peers?

A. The Back Bay Advisors Managed Series posted a 7.1% return for the first six months of 1999, compared with a 5.9% return for the Lipper Variable Products Flexible Portfolio Fund Average/8/ and 7.0% for a static 65% S&P 500/35% Lehman Gov't/Corp./3/ composite index. The Series ranked 28th out of 92 funds in the peer group.

Q. Briefly discuss the investment and market environment during the past six months.

A. With U.S. Gross Domestic Product (GDP) growth on track to post an "above trend" 4% pace through the first half of 1999 (spurred by continued strong con-sumer spending, and by rebounding U.S. and global manufacturing activity), in-vestors backed away from the fixed income market. This pushed Treasury yields 0.9% to 1.0% higher across the yield curve by the end of the second quarter. The worst damage occurred in intermediate maturities. By late June (but before the Federal Open Market Committee [FOMC] meeting), investors had priced into the market as many as three 0.25% Fed tightenings (for a total of 0.75%) by the end of 1999. Following a dramatic tightening in credit spreads through the first part of 1999, uncertainty in the Treasury market flowed over in to the spread market, pushing swap spreads back towards the wides of last fall. This, combined with record new issuance in the agency, corporate, and Yankee sectors thus far this year, caused non-Treasury spreads to widen sharply in May and June, exacerbating the negative performance in these sectors during the second quarter. Thus far this year, bonds have posted their worst performance since 1994. U.S. equities, in stark contrast to bonds, have rallied through the first and second quarters of 1999 on solid corporate earnings growth and on re-bounding European and Asian economic activity, while largely ignoring the pro-nounced back-up in U.S. interest rates and widening credit spreads. Despite considerable volatility, U.S. equities posted low double-digit returns through the first six months of 1999.

Q. Given this investment environment, what was your investment strategy? What changes did you make since the start of the year?

A. The asset allocation has been managed within +/-2% of the Series' neutral allocation of 65% stocks/35% bonds during the first half of the year. Stocks continue to appear "fully" valued by most historical measures, including Price/Earnings (P/E) ratio versus expected earnings growth, the current price to book versus historical, and the Earnings/Price ratio to the 30-year bond yield. The favorable backdrop of low double digit earnings growth must be bal-anced against the rise in interest rates since the beginning of the year, and against the recent shift to tighter monetary policy by the Federal Reserve. With the market appreciation of the bond portfolio fairly limited thus far this year and stocks returning approximately 13%, I have rebalanced the portfolio several times by monetizing a portion of the stock appreciation and shifting the cash proceeds to the fixed income portion of the portfolio.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. The primary driver of performance this year has been the stock/bond split, given the sharp divergence in the two markets thus far this year. With stock valuations remaining very full through the first half of the year by historical measures, I maintained a neutral allocation to stocks. Clearly, an overweight position in stocks through this period would have improved the relative and ab-solute performance. Within the stock portion of the portfolio, the low P/E por-tion (approximately 20% of the stock portfolio) performed poorly during the first quarter as "value" was slow to improve versus large cap growth, but turned in an extraordinary performance during the second quarter, outperforming the broader market by over 6.5%. The fixed income portfolio performed very well relative to broader fixed income indices, despite the longer relative duration of the Managed portfolio, given the solid performance in select Yankee issues, particularly Asian Yankee issues, as well as in more cyclical corporate hold-ings. Canadian dollar securities benefited from a 5% appreciation in the cur-rency as well as from substantial spread tightening versus comparable duration U.S. Treasuries.

Q. What is your outlook for the market and your portfolio for the next six months? What changes, if any, will you make to the way you manage your portfolio?

A. Investors got some relief from the Federal Reserve at the June FOMC meeting when the Fed chose to raise the Fed Funds rate by the widely anticipated 0.25%, but switched from a tightening bias to an neutral bias. This change in the policy bias indicates to markets that the Federal Reserve intends to take a more "gradualist" approach to monetary policy, so long as inflation remains benign. I expect U.S. economic growth to moderate somewhat during the second half of the year, particularly if consumers and businesses go into a "bunker" mentality around the end of the year because of Y2K fears. This would take some of the pressure off of the Fed to move more aggressively towards tighter monetary policy. This is a positive for fixed income markets, but could create some pressure on U.S. corporate earnings growth, with a corresponding negative impact on equity valuations. Over the near term, I expect to maintain a neutral allocation between stocks and bonds. However, if U.S. economic activ-ity starts to slow more dramatically than current market expectations, I will move to an underweight position in equities versus bonds. The allocation to spread product within the fixed income portfolio is concentrated in less cy-clical U.S. industries and in the Yankee sector, and as such, should not be negatively impacted by a U.S. slowdown later this year.

               A $10,000 Investment Compared to the S&P 500 and
      Lehman Brothers Government/Corporate Indices for the past 10 years

                             [CHART APPEARS HERE]

                         Managed Series      Lehman Govt. Corp.        S&P 500

        6/30/89              10,000                10,000               10,000
         Jun-90              11,272                10,711               11,640
         Jun-91              12,108                11,807               12,501
         Jun-92              13,638                13,480               14,187
         Jun-93              15,531                15,253               16,114
         Jun-94              15,348                15,030               16,330
         Jun-95              18,587                16,949               20,584
         Jun-96              21,981                17,738               25,949
         Jun-97              27,775                19,114               34,917
         Jun-98              34,202                21,270               45,462
         Jun-99              38,988                21,844               55,794


Average Annual Total Return
                                                             Lipper Variable
                                             Lehman         Flexible Portfolio
                  Managed Series   S&P   Government/Corp.      Fund Average

       6 months         7.1%      12.2%       -2.3%                5.9%
         1 year        14.0       22.7         2.7                 9.3
        3 years        21.0       29.1         7.2                15.8
        5 years        20.5       27.9         7.8                16.1
       10 years        14.6       18.8         8.1                13.4
Since Inception        13.4       16.8         8.4                 n/a


 ..   Fund Facts

Goal: A favorable total return through investment in a diversified portfolio. The Series' portfolio is expected to include a mix of common stocks and fixed income securities.
Start date: March 30, 1987
Size: $224 million as of June 30, 1999
Manager: Peter Palfrey has managed the Series since January 1994 and joined Back Bay Advisors in 1993. Mr. Palfrey also manages several other fixed income and separate accounts.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--65.3% of Total Net Assets

 Shares                                                              Value (a)

        Aerospace--0.4%
 11,276 Boeing Co. ..............................................   $    498,258
 10,800 Lockheed Martin Corp. ...................................        402,300
  1,900 Rockwell International Corp. ............................        115,425
                                                                    ------------
                                                                       1,015,983
                                                                    ------------

        Air Transportation--0.5%
  4,700 AMR Corp.(c).............................................        320,775
  5,800 Delta Air Lines, Inc. ...................................        334,225
 10,400 FDX Corp.(c).............................................        564,200
                                                                    ------------
                                                                       1,219,200
                                                                    ------------

        Automobile & Related--1.1%
  4,892 Delphi Automotive Systems Corp.(c).......................         90,808
 21,500 Ford Motor Co. ..........................................      1,213,406
  7,000 General Motors Corp. ....................................        462,000
  4,500 Goodyear Tire & Rubber Co. ..............................        264,656
  7,200 PACCAR, Inc. ............................................        384,300
  6,200 Tenneco, Inc. ...........................................        148,025
                                                                    ------------
                                                                       2,563,195
                                                                    ------------

        Banks--5.0%
 25,589 Bank of America Corp. ...................................      1,875,994
 15,100 Bank of New York Co., Inc. ..............................        553,981
 12,440 Bank One Corp. ..........................................        740,958
  9,000 Chase Manhattan Corp. ...................................        779,625
 35,466 Citigroup, Inc. .........................................      1,684,635
 10,500 First Union Corp. .......................................        493,500
 12,500 Fleet Financial Group, Inc. .............................        554,688
  2,800 Golden West Financial Corp. .............................        274,400
  4,800 J.P. Morgan & Co., Inc. .................................        674,400
  8,500 KeyCorp .................................................        273,063
  8,000 National City Corp. .....................................        524,000
 10,000 Republic New York Corp. .................................        681,875
  7,100 Summit Bancorp...........................................        296,865
 15,900 U.S. Bancorp.............................................        540,600
 14,400 Washington Mutual, Inc. .................................        509,400
 17,200 Wells Fargo & Co. .......................................        735,300
                                                                    ------------
                                                                      11,193,284
                                                                    ------------

        Business Machines--2.7%
 26,838 Compaq Computer Corp. ...................................        635,725
 31,000 Dell Computer Corp.(c)...................................      1,147,000
 33,000 International Business Machines Corp. ...................      4,265,250
                                                                    ------------
                                                                       6,047,975
                                                                    ------------

        Business Services--1.1%
  9,700 America Online, Inc.(c)..................................      1,071,850
 22,100 Browning-Ferris Industries, Inc. ........................        950,300
  9,200 H & R Block, Inc. .......................................        460,000
                                                                    ------------
                                                                       2,482,150
                                                                    ------------


 Shares                                                              Value (a)

        Chemicals--1.7%
  8,000 AlliedSignal, Inc. ......................................   $    504,000
  4,300 Dow Chemical Co. ........................................        545,563
 15,100 E.I. du Pont de Nemours & Co. ...........................      1,031,519
 11,000 Great Lakes Chemical Corp. ..............................        506,688
 11,600 Monsanto Co. ............................................        457,475
  7,800 Pitney Bowes, Inc. ......................................        501,150
  5,100 Union Carbide Corp. .....................................        248,624
                                                                    ------------
                                                                       3,795,019
                                                                    ------------

        Communication--7.3%
 12,300 Ameritech Corp. .........................................        904,050
 51,076 AT&T Corp. ..............................................      2,850,679
 22,424 Bell Atlantic Corp. .....................................      1,465,969
 32,400 Bellsouth Corp. .........................................      1,518,750
 11,100 Frontier Corp. ..........................................        654,900
 10,600 GTE Corp. ...............................................        802,950
 12,800 Harris Corp. ............................................        501,600
 35,336 Lucent Technologies, Inc. ...............................      2,382,972
 21,700 MCI Worldcom, Inc.(c)....................................      1,867,556
 11,900 Nortel Networks Corp. ...................................      1,033,069
 28,274 SBC Communications, Inc. ................................      1,639,892
 14,200 U S WEST, Inc. ..........................................        834,250
                                                                    ------------
                                                                      16,456,637
                                                                    ------------

        Computers & Business Equipment--1.4%
 40,200 Cisco Systems, Inc.(c)...................................      2,590,388
 10,600 EMC Corp.(c).............................................        583,000
                                                                    ------------
                                                                       3,173,388
                                                                    ------------

        Conglomerates--0.2%
  6,200 Minnesota Mining & Manufacturing Co. ....................        539,013
                                                                    ------------

        Construction--0.6%
 18,000 Home Depot, Inc. ........................................      1,159,875
 10,900 Masco Corp. .............................................        314,738
                                                                    ------------
                                                                       1,474,613
                                                                    ------------

        Consumer Durables--2.0%
 34,900 General Electric Co. ....................................      3,943,700
  6,900 Whirlpool Corp. .........................................        510,600
                                                                    ------------
                                                                       4,454,300
                                                                    ------------

        Containers--0.1%
  8,000 Bemis Co. ...............................................        318,000
                                                                    ------------

        Data Processing--3.8%
 12,900 Automatic Data Processing, Inc. .........................        567,600
 35,400 Intel Corp. .............................................      2,106,300
 57,400 Microsoft Corp.(c).......................................      5,176,763
 15,525 Oracle Corp.(c)..........................................        576,366
                                                                    ------------
                                                                       8,427,029
                                                                    ------------


                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                              Value (a)

        Domestic Oil--1.2%
  4,300 Amerada Hess Corp. ......................................   $    255,850
  5,400 Atlantic Richfield Co. ..................................        451,238
 10,300 Chevron Corp. ...........................................        980,431
  7,200 Halliburton Co. .........................................        325,800
  3,601 Sunoco, Inc. ............................................        108,705
 15,600 Unocal Corp. ............................................        618,150
                                                                    ------------
                                                                       2,740,174
                                                                    ------------

        Drugs & Medicine--5.0%
 17,600 Abbott Laboratories......................................        800,800
 16,100 American Home Products Corp. ............................        925,750
 12,800 Bausch & Lomb, Inc. .....................................        979,200
  7,600 Baxter International, Inc. ..............................        460,750
 19,200 Becton, Dickinson & Co. .................................        576,000
 17,000 C.R. Bard, Inc. .........................................        812,813
  6,300 Corning, Inc. ...........................................        441,788
 15,800 Eli Lilly & Co. .........................................      1,131,675
 27,400 Merck & Co., Inc. .......................................      2,027,600
 13,800 Pfizer, Inc. ............................................      1,514,550
 18,400 Schering-Plough Corp. ...................................        975,200
  8,700 Warner-Lambert Co. ......................................        603,562
                                                                    ------------
                                                                      11,249,688
                                                                    ------------

        Electronics--2.6%
 20,900 EG&G, Inc. ..............................................        744,563
  9,200 Emerson Electric Co. ....................................        578,450
 11,000 Hewlett-Packard Co. .....................................      1,105,500
  8,000 Motorola, Inc. ..........................................        758,000
 15,400 Raytheon Co., Class B....................................      1,083,775
 10,200 Scientific-Atlanta, Inc. ................................        367,200
 14,400 Tektronix, Inc. .........................................        434,700
  5,400 Texas Instruments, Inc. .................................        783,000
                                                                    ------------
                                                                       5,855,188
                                                                    ------------

        Energy & Utilities--1.9%
 11,700 Consolidated Edison, Inc. ...............................        529,425
 40,200 Edison International.....................................      1,075,350
 10,700 PECO Energy Co. .........................................        448,063
 22,000 PG&E Corp. ..............................................        715,000
  7,700 Public Service Enterprise Group, Inc. ...................        314,738
  8,900 Texas Utilities Co. .....................................        367,125
 21,200 Unicom Corp. ............................................        817,524
                                                                    ------------
                                                                       4,267,225
                                                                    ------------

        Energy Raw Materials--0.3%
 27,200 Occidental Petroleum Corp. ..............................        574,600
                                                                    ------------

        Finance--2.4%
  4,800 American Express Co. ....................................        624,600
  8,858 Associates First Capital Corp. ..........................        392,520
  6,100 Bear Stearns Companies, Inc. ............................        285,175
  6,800 Charles Schwab Corp. ....................................        747,150
  6,900 Countrywide Credit Industries, Inc. .....................        294,975

 Shares                                                              Value (a)

        Finance--(Continued)
  9,000 Federal Home Loan Mortgage Corp. ........................   $    522,000
 11,000 Federal National Mortgage Association....................        752,125
  4,700 Lehman Brothers Holdings, Inc. ..........................        292,575
  6,500 Merrill Lynch & Co., Inc. ...............................        519,594
  6,100 Morgan Stanley Dean Witter & Co. ........................        625,250
  6,300 SLM Holding Corp. .......................................        288,619
                                                                    ------------
                                                                       5,344,583
                                                                    ------------

        Food & Agriculture--2.5%
 26,200 Coca-Cola Co. ...........................................      1,637,500
 20,450 H.J. Heinz Co. ..........................................      1,025,056
 15,600 PepsiCo, Inc. ...........................................        603,525
 10,200 Ralston Purina Co. ......................................        310,463
 32,000 Sara Lee Corp. ..........................................        726,000
 30,400 Supervalu, Inc. .........................................        780,900
  6,607 Unilever N.V. (ADR)......................................        460,838
                                                                    ------------
                                                                       5,544,282
                                                                    ------------

        Gas Utilities--0.3%
 14,200 Eastern Enterprises......................................        564,450
                                                                    ------------

        Gold--0.1%
  8,900 Barrick Gold Corp. ......................................        172,438
                                                                    ------------

        Health Care--0.4%
  5,600 Mallinckrodt, Inc. ......................................        203,700
  7,732 Tyco International, Ltd. ................................        732,607
                                                                    ------------
                                                                         936,307
                                                                    ------------

        Hotels & Restaurants--0.5%
 18,200 Hilton Hotels Corp. .....................................        258,213
 14,200 McDonald's Corp. ........................................        586,638
  3,070 Tricon Global Restaurants, Inc.(c).......................        166,163
                                                                    ------------
                                                                       1,011,014
                                                                    ------------

        Household Products--0.1%
  8,000 American Greetings Corp. ................................        241,000
                                                                    ------------

        Industrial Parts & Machinery--0.4%
 11,100 Caterpillar, Inc. .......................................        666,000
  8,800 National Service Industries, Inc. .......................        316,800
                                                                    ------------
                                                                         982,800
                                                                    ------------

        Insurance--2.6%
 11,500 Aetna, Inc. .............................................      1,028,531
 28,536 Allstate Corp. ..........................................      1,023,729
 14,400 American General Corp. ..................................      1,085,400
 14,553 American International Group, Inc. ......................      1,703,611
  8,100 CIGNA Corp. .............................................        720,900
  4,600 Loews Corp. .............................................        363,975
                                                                    ------------
                                                                       5,926,146
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                              Value (a)

        International Oil--2.3%
 29,900 Exxon Corp. .............................................   $  2,306,033
  8,300 Mobil Corp. .............................................        821,700
 22,800 Royal Dutch Petroleum Co. (ADR)..........................      1,373,700
  9,600 Texaco, Inc. ............................................        600,000
                                                                    ------------
                                                                       5,101,433
                                                                    ------------

        Leisure--0.6%
 22,200 Brunswick Corp. .........................................        618,825
 13,600 Carnival Corp. ..........................................        659,600
                                                                    ------------
                                                                       1,278,425
                                                                    ------------

        Liquor--0.5%
  6,600 Anheuser-Busch Companies, Inc. ..........................        468,188
 11,700 Seagram Company, Ltd. ...................................        589,387
                                                                    ------------
                                                                       1,057,575
                                                                    ------------

        Media--1.5%
 13,800 CBS Corp.(c).............................................        599,438
  6,000 Gannett Company, Inc. ...................................        428,250
  9,700 MediaOne Group, Inc.(c)..................................        721,437
 13,100 Time Warner, Inc. .......................................        962,850
 12,400 Viacom, Inc., Class B(c).................................        545,600
                                                                    ------------
                                                                       3,257,575
                                                                    ------------

        Miscellaneous--0.7%
 20,000 IMS Health, Inc. ........................................        625,000
 21,200 Milacron, Inc. ..........................................        392,200
  7,600 Nacco Industries, Inc. ..................................        558,600
                                                                    ------------
                                                                       1,575,800
                                                                    ------------

        Non-Ferrous Metals--0.5%
 13,800 Alcoa, Inc. .............................................        853,875
  7,926 Newmont Mining Corp. ....................................        157,529
                                                                    ------------
                                                                       1,011,404
                                                                    ------------

        Office Equipment--0.8%
 31,200 Xerox Corp. .............................................      1,842,750
                                                                    ------------

        Optical Photo Equipment--0.1%
  3,600 Eastman Kodak Co. .......................................        243,900
                                                                    ------------

        Paper & Forest Products--0.5%
  7,200 Georgia-Pacific Corp. ...................................        341,100
  9,100 Kimberly-Clark Corp. ....................................        518,700
  8,400 Westvaco Corp. ..........................................        243,600
                                                                    ------------
                                                                       1,103,400
                                                                    ------------

        Pollution Control--0.2%
  6,887 Waste Management, Inc. ..................................        370,176
                                                                    ------------


 Shares                                                              Value (a)

        Publishing--0.3%
 12,000 Knight-Ridder, Inc. .....................................   $    659,250
                                                                    ------------

        Railroads & Shipping--0.4%
  9,900 Burlington Northern Santa Fe.............................        306,900
  5,100 CSX Corp. ...............................................        231,094
 13,500 Norfolk Southern Corp. ..................................        406,687
                                                                    ------------
                                                                         944,681
                                                                    ------------

        Retail--4.2%
 19,000 Albertson's, Inc. .......................................        979,688
 12,200 J.C. Penney Co., Inc. ...................................        592,463
 38,900 Kmart Corp. .............................................        639,419
  7,100 Limited, Inc. ...........................................        322,163
  8,100 Longs Drug Stores Corp. .................................        279,956
 26,400 Mattel, Inc. ............................................        697,950
 18,600 May Department Stores Co. ...............................        760,274
 11,600 NIKE, Inc. Class B.......................................        734,425
 17,600 Sears, Roebuck & Co. ....................................        784,300
 30,000 Walgreen Co. ............................................        881,250
 56,200 Wal-Mart Stores, Inc. ...................................      2,711,650
                                                                    ------------
                                                                       9,383,538
                                                                    ------------

        Soaps & Cosmetics--3.2%
 20,100 Alberto-Culver Co., Class B..............................        535,163
 39,240 Bristol-Myers Squibb Co. ................................      2,763,968
 18,000 Gillette Co. ............................................        738,000
  6,600 International Flavours & Fragrances, Inc. ...............        292,875
 16,500 Johnson & Johnson........................................      1,617,000
 14,100 Procter & Gamble Co. ....................................      1,258,424
                                                                    ------------
                                                                       7,205,430
                                                                    ------------

        Steel--0.1%
 11,520 USX-U.S. Steel Group.....................................        311,040
                                                                    ------------

        Telecommunications--0.3%
  3,050 Vodafone Airtouch, Plc. (ADR)............................        600,850
                                                                    ------------

        Tobacco--0.5%
 25,900 Philip Morris Companies, Inc. ...........................      1,040,856
                                                                    ------------

        Transportation--0.1%
 44,300 Laidlaw, Inc. ...........................................        326,713
                                                                    ------------

        Travel & Recreation--0.3%
 21,805 The Walt Disney Co. .....................................        671,869
                                                                    ------------
        Total Common Stocks (Identified Cost $79,364,828)........    146,556,346
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Investments as of June 30, 1999 (Unaudited)

Bonds & Notes--34.0%

    Face
   Amount                                                           Value (a)

             Electric Utilities--0.1%
 $   250,000 CE Generation, Llc.,
              7.416%, 12/15/18, 144A............................   $    242,966
                                                                   ------------
                                                                        242,966
                                                                   ------------

             Federal Agencies--0.2%
     184,549 Government National Mortgage Association,
              10.000%, 9/15/18..................................        196,936
     211,809 Government National Mortgage Association,
              11.500%, with various maturities to 2013..........        234,100
                                                                   ------------
                                                                        431,036
                                                                   ------------

             Finance & Banking--0.4%
   1,000,000 Lehman Brothers Holdings, Inc.,
              6.625%, 2/15/06...................................        959,610
                                                                   ------------
                                                                        959,610
                                                                   ------------

             Foreign--8.9%
   4,000,000 Government of Canada,
              10.250%, 3/15/14 (CAD)............................      3,964,414
   5,000,000 Government of Canada,
              Zero Coupon, 3/15/21 (CAD)........................        981,426
  15,000,000 Government of Canada,
              Zero Coupon, 6/1/25 (CAD).........................      2,385,229
   3,000,000 Province of Ontario,
              8.100%, 9/8/23 (CAD)..............................      2,529,392
  30,000,000 Province of Ontario,
              Zero Coupon, 9/8/23 (CAD).........................      4,619,083
  15,000,000 Province of Quebec Stripped,
              Zero Coupon, 1/16/23 (CAD)........................      2,306,180
   3,600,000 Province of Quebec,
              8.500%, 4/1/26 (CAD)..............................      3,122,552
                                                                   ------------
                                                                     19,908,276
                                                                   ------------

             Media & Entertainment--3.3%
   1,000,000 CSC Holdings, Inc.,
              7.875%, 12/15/07..................................      1,008,790
   2,000,000 CSC Holdings, Inc.,
              7.875%, 2/15/18...................................      1,960,620
   4,000,000 News America Holdings, Inc.,
              10.125%, 10/15/12.................................      4,476,640
                                                                   ------------
                                                                      7,446,050
                                                                   ------------

             Retail--1.9%
   4,285,000 Great Atlantic & Pacific Tea, Inc., 7.750%,
              4/15/07...........................................      4,167,762
                                                                   ------------

    Face
   Amount                                                            Value (a)

             Telecommunications--3.8%
 $ 7,000,000 MCI Communications Corp.,
              7.125%, 6/15/27....................................   $  7,202,370
   1,400,000 Nextlink Communications, Inc., 10.750%, 6/1/09......      1,438,500
                                                                    ------------
                                                                       8,640,870
                                                                    ------------

             Transportation--1.3%
   2,750,000 Norfolk Southern Corp.,
              7.050%, 5/1/37.....................................      2,787,593
                                                                    ------------

             U.S. Government--1.0%
   2,650,000 U.S. Treasury Bonds,
              5.250%, 11/15/28...................................      2,348,987
                                                                    ------------

             Yankee--13.1%
   2,000,000 Endesa SA
              8.500%, 4/1/09, 144A...............................      1,972,360
   2,000,000 Malaysia,
              8.750%, 6/1/09.....................................      2,032,420
   2,000,000 Multicanal SA,
              13.125%, 4/15/09, 144A.............................      1,845,000
   2,200,000 NatSteel Electronics, Ltd.
              1.500%, 6/30/04, 144A..............................      2,277,000
   1,250,000 PDVSA Finance, Ltd.,
              8.750%, 2/15/04, 144A..............................      1,248,400
     500,000 PDVSA Finance, Ltd.,
              6.650%, 2/15/06....................................        432,930
   1,500,000 Pemex Finance, Ltd.,
              9.150%, 11/15/18, 144A.............................      1,413,750
   2,000,000 Pemex Petroleos Mexicanos,
              9.500%, 9/15/27....................................      1,660,000
     925,000 Pindo Deli Finance Mauritius, Ltd.,
              10.750%, 10/1/07...................................        652,125
   5,000,000 Republic of Columbia,
              7.625%, 2/15/07....................................      3,775,000
   4,958,000 Republic of Panama,
              8.875%, 9/30/27....................................      4,053,165
   1,050,000 Republic of Panama,
              8.875%, 9/30/27....................................        858,375
     500,000 Republic of Panama,
              9.375%, 4/1/29.....................................        471,250
   3,000,000 Sumitomo Bank International Finance NV,
              8.500%, 6/15/09....................................      3,013,680
   2,000,000 Total Access Communication Public,
              8.375%, 11/4/06, 144A..............................      1,508,840
   2,000,000 YPF Sociedad Anonima,
              9.125%, 2/24/09....................................      2,113,040
                                                                    ------------
                                                                      29,327,335
                                                                    ------------
             Total Bonds & Notes
              (Identified Cost $76,833,210)......................     76,260,485
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Investments as of June 30, 1999 (Unaudited)

Warrants--0.0%

   Shares                                                          Value (a)

       5,500 Republic of Argentina.............................   $     39,188
       1,550 Republic of Argentina.............................         15,693
                                                                  ------------
                                                                        54,881
                                                                  ------------
             Total Warrants
              (Identified Cost $166,344).......................         54,881
                                                                  ------------

Short-Term Investment--0.2%

    Face
   Amount
    $302,000 Household Finance Corp.,
              5.500%, 7/1/99...................................        302,000
                                                                  ------------
             Total Short-Term Investment
              (Identified Cost $302,000).......................        302,000
                                                                  ------------
             Total Investments--99.5%
              (Identified Cost $156,666,382)(b)................    223,173,712
             Other assets less liabilities.....................      1,103,163
                                                                  ------------
             Total Net Assets--100%............................   $224,276,875
                                                                  ============
(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized appreciation on investments based on cost of $156,666,382 for federal income tax purposes was as follows:


   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $ 72,414,882
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value..........    (5,907,552)
                                                                  ------------
   Net unrealized appreciation..................................  $ 66,507,330
                                                                  ============

(c) Non-Income producing security.

Key to Abbreviations:

CAD--    Canadian Dollar
144A-- Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,508,316 or 4.7% of net assets.
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Statement of Assets & Liabilities
June 30, 1999 (unaudited)

Assets
 Investments at value....................................           $223,173,712
 Cash....................................................                 55,086
 Receivable for:
 Fund shares sold........................................                126,940
 Dividends and interest..................................              1,316,142
                                                                    ------------
  Total Assets...........................................            224,671,880
Liabilities
 Payable for:
 Fund shares redeemed....................................  $201,517
 Withholding taxes.......................................       639
 Accrued expenses:
 Management fees.........................................    90,086
 Deferred trustees fees..................................    59,158
 Other expenses..........................................    43,605
                                                           --------
  Total Liabilities......................................                395,005
                                                                    ------------
 Net Assets..............................................           $224,276,875
                                                                    ============
 Net assets consist of:
 Capital paid in.........................................           $131,791,532
 Undistributed net investment income.....................              3,434,853
 Accumulated net realized gains (losses).................             22,542,485
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................             66,508,005
                                                                    ------------
Net Assets...............................................           $224,276,875
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($224,276,875 divided by 1,007,786 shares of beneficial
 interest)...............................................           $     222.54
                                                                    ============
Identified cost of investments...........................           $156,666,382
                                                                    ============

Statement of Operations
Six Months Ended June 30, 1999
(unaudited)

Investment Income
 Dividends........................................               $ 1,061,792(a)
 Interest.........................................                 3,007,582
                                                                 -----------
                                                                   4,069,374
Expenses
 Management fees..................................  $   539,904
 Trustees' fees and expenses......................        8,992
 Custodian........................................       48,109
 Audit and tax services...........................        8,343
 Legal............................................        7,400
 Printing.........................................       24,975
 Insurance........................................        1,584
 Miscellaneous....................................        4,249
                                                    -----------
 Total expenses...................................                   643,556
                                                                 -----------
Net Investment Income.............................                 3,425,818
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net.................................   18,709,031
 Foreign currency transactions--net...............         (313)  18,708,718
                                                    -----------
 Unrealized appreciation (depreciation) on:
 Investments--net.................................   (7,181,005)
 Foreign currency transactions--net...............          674   (7,180,331)
                                                    -----------  -----------
Net gain (loss)...................................                11,528,387
                                                                 -----------
Net Increase (Decrease) in Net Assets From
 Operations.......................................               $14,954,205
                                                                 ===========

(a)Net of foreign taxes of $13,838.

                See accompanying notes to financial statements.

New England Zenith Fund
(Back Bay Advisors Managed Series)

Statement of Changes in Net Assets (Unaudited)

                                                                   Six Months
                                                     Year Ended       Ended
                                                    December 31,    June 30,
                                                        1998          1999
                                                    ------------  ------------
From Operations
 Net investment income............................. $  6,318,249  $  3,425,818
 Net realized gain (loss)..........................   11,371,308    18,708,718
 Unrealized appreciation (depreciation)............   18,240,693    (7,180,331)
                                                    ------------  ------------
 Increase (decrease) in net assets from operations.   35,930,250    14,954,205
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income.............................   (6,267,551)            0
 Net realized gain.................................  (12,208,852)            0
                                                    ------------  ------------
 Total distributions...............................  (18,476,403)            0
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................   28,307,821    22,961,419
 Reinvestment of distributions.....................   18,476,403             0
 Cost of shares redeemed...........................  (39,381,579)  (27,277,942)
                                                    ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................    7,402,645    (4,316,523)
                                                    ------------  ------------
 Total increase (decrease) in net assets...........   24,856,492    10,637,682
Net Assets
 Beginning of the period...........................  188,782,701   213,639,193
                                                    ------------  ------------
 End of the period................................. $213,639,193  $224,276,875
                                                    ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period................................. $      9,035  $  3,434,853
                                                    ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................      137,877       106,241
 Issued in reinvestment of distributions...........       88,585             0
 Redeemed..........................................     (192,507)     (126,768)
                                                    ------------  ------------
 Net change........................................       33,955       (20,527)
                                                    ============  ============

Financial Highlights (Unaudited)

                                                                              Six Months
                                      Year Ended December 31,                   Ended
                            ------------------------------------------------   June 30,
                              1994      1995      1996      1997      1998       1999
                            --------  --------  --------  --------  --------  ----------
Net Asset Value, Beginning
 of Period................  $ 137.18  $ 130.30  $ 163.52  $ 170.37  $ 189.85   $ 207.76
                            --------  --------  --------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income....      5.42      6.34      6.43      6.38      6.56       3.40
 Net Realized and
  Unrealized Gain (Loss)
  on Investments..........     (6.92)    34.33     18.21     38.47     30.50      11.38
                            --------  --------  --------  --------  --------   --------
 Total From Investment
  operations..............     (1.50)    40.67     24.64     44.85     37.06      14.78
                            --------  --------  --------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.......     (5.38)    (6.34)    (6.34)    (6.42)    (6.51)      0.00
 Distributions in Excess
  of Net Investment
  Income..................      0.00     (0.23)     0.00      0.00      0.00       0.00
 Distributions From Net
  Realized Capital Gains..      0.00     (0.88)   (11.45)   (18.95)   (12.64)      0.00
                            --------  --------  --------  --------  --------   --------
 Total Distributions......     (5.38)    (7.45)   (17.79)   (25.37)   (19.15)      0.00
                            --------  --------  --------  --------  --------   --------
Net Asset Value, End of
 Period...................  $ 130.30  $ 163.52  $ 170.37  $ 189.85  $ 207.76   $ 222.54
                            ========  ========  ========  ========  ========   ========
Total Return (%)..........      (1.1)     31.3      15.0      26.6      19.7        7.1(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%)...............      0.54      0.64      0.62      0.61      0.58       0.60(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%)...............      3.98      4.06      3.64      3.20      3.15       3.17(b)
Portfolio Turnover Rate
 (%)......................        76        51        72        65        25         64(b)
Net Assets, End of Period
 (000)......................$121,877  $147,536  $160,888  $188,783  $213,639   $224,277

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

Loomis Sayles Balanced Series
Portfolio Managers: Tricia Mills, Tom Kolefas and John Hyll
Loomis, Sayles & Company, L.P.

(PHOTO OF TRICIA MILLS APPEARS HERE)
(PHOTO OF BARR SEGAL APPEARS HERE)

(PHOTO OF MERI ANNE BECK APPEARS HERE)

Q. How did the Series perform during the past six months relative to its index and relative to its peers?

A. The Loomis Sayles Balanced Series had a total return of 3.4% in the first 6 months of 1999 compared to the 12.2% return for the Standard and Poor's 500 Stock Index/25/ and a -2.3% return of the Lehman Brothers Government/Corporate Bond Index/3/ and a 7.0% return for a static 65% S&P 500/35% Lehman Government/Corporate Composite index. The Lipper Variable Products Balanced Fund Average/7/ returned 6.6% in this same time period.

Q. Briefly discuss the investment and market environment during the past six months.

A. On the equity side, the investment environment was very inhospitable for value managers in the first three months of the year, and the returns of the Series suffered, declining 2.2% versus an S&P 500 return of 5.0%. The percep-tion that we were in a global economic recession and that corporate earnings growth would be difficult to achieve carried over from 1998 into the first quarter of 1999. In such an environment, the few large growth companies that can achieve stable earnings growth (e.g. Cisco, Lucent, Pfizer, GE) are rare, and therefore, are bid up by investors looking for the certainty and comfort of rising earnings. Starting in March and continuing into the second quarter, new evidence of improved economic conditions in Asia (especially South Korea and Hong Kong, but also Japan) and Central Bank monetary stimulus in Europe began changing investor perceptions of economic growth and corporate earnings growth in the U.S. In the meantime, the U.S. economy was exceptionally strong, as con-sumer spending stimulated GDP growth to a 4% + level in the first half of the year. Lastly, the agreement that Organization of Petroleum Exporting Countries
(OPEC) reached to curtail oil production helped lift the price of oil from $11 to $19 per barrel, greatly alleviating the economic pressures in Russia, South America, Indonesia, and the Middle East. With greater clarity on a worldwide economic recovery, investors became bargain hunters again, looking to pay lower P/E multiples for a given level of earnings growth. This naturally led them to buy "beaten up", cyclical value stocks, which had built up huge disparities in valuation relative to growth stocks. This helped our performance in the second quarter. The Series returned 5.7% Compared to a 4.1% return of a 65%/35% blend of the S&P 500 and Lehman Government Corporate Bond Index.

In the Fixed Income markets, the U.S. Treasury Thirty-Year long bond's yield rose 0.88% from 5.09% on December 31, 1998 to 5.97% on June 30, 1999. The Ten-Year Treasury note rose even more, 1.14% from 4.64% to 5.78 % over the same six month period. The reason for this increase in yields was a change in Fed policy during the second quarter and a continued robust U.S. economy that led to in-flation fears and finally to a Fed interest rate increase of 0.25% on June 30, 1999. On a nominal basis, the Lehman Corporate Bond Index beat the Lehman Gov-ernment Index in the first quarter. Both sectors suffered losses, but corporate securities outperformed government securities. Despite their longer duration, corporate securities were able to outperform as strong economic growth eased credit fears, allowing spreads to tighten. However, in the second quarter cor-porate spreads widened and the corporate sector performed poorly compared to governments. Both sectors now have similar year-to-date returns of -2.3%.

Q. Given this investment environment, what was your investment strategy? What changes did you make since the start of the year?

A. Our investment strategy for the equities has always been to find undervalued stocks relative to their industry peers, and to be broadly diversified among industries. The stocks we buy typically trade at below market price to earnings or price to cash flow ratios and are typically greater than $2 billion in mar-ket capitalization. In short, we track the large cap value indices such as Rus-sell 1000 Value and S&P Barra Value. We tilted the portfolio toward more cycli-cally sensitive names as we became more confident in the global economic envi-ronment. We added holdings in Energy, (i.e. Baker Hughes) Basic Industry (i.e. Dow Chemical, Willamette, Rohm and Haas) and Capital Goods (i.e. Owens Illi-nois, Eaton) and Consumer Cyclicals (i.e. Dana). In retrospect, we did not make a sudden and sizeable "bet" in cyclicals that may have kept us from capitalizing even more in April and May. However, our more balanced approach proved to be benefi-cial in June, as the market rotated back to the tried and true steady growth stocks when investors feared the Fed would raise interest rates rapidly, and thereby slow down the economy. The Fed's muted response of a 0.25% increase in the Fed Funds rate on June 30th and a move back to a "neutral" stance should make for a more balanced market going forward. Nevertheless, the disparity be-tween Value and Growth stock valuation is still quite high and we are posi-tioned to take advantage of the closing of that gap.

Our focus on intermediate maturity bonds and an overweighting in corporate bonds did not add to performance. We think corporate bonds continue to be at-tractive at current wide yield spreads and thus have not changed our overweighting. There has been no change in our bulleted maturity structure with currently 78% of the fixed income portion of the fund positioned in medium term bonds with a 5-10 year maturity. Mortgage securities remain approximately 19% of the fixed income portfolio and are generally discount securities. Since the start of the year we added to our corporate bond holdings in the energy sector with such names as Trans-Canada Pipelines, Calpine Corp and Nabors Industries. We also added to our existing mortgage holdings GNMA 6.5% and FNMA 5.5% mort-gages. We sold names like MGM Grand and KN Energy as credit quality weakened.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. The principal factors affecting our equity performance were: 1) the growth/value cycle as described above, which we believe affected most value managers, and 2) our balanced sector approach that probably had a neutral ef-fect in the second quarter, but made us lag some of our deeper value peers who were very overweighted in Energy, Basic Industry and other cyclicals. In terms of sector returns, our overweighting in Telecommunications, Capital Goods and Energy proved to be good decisions. Our overweighting (relative to the S&P 500) in Financials and in Consumer Cyclicals hurt performance as rising interest rates tend to hurt valuations in these areas.

The principal factor affecting our fixed income performance during the first half of the year was our slightly longer duration and bulleted yield curve placement that was negative for performance. Our overweighting in corporate bonds and underweighting in U.S. Government bonds was neutral. During the first quarter corporate bonds performed better than government securities, while mortgage, asset-backed and high yield securities were the best performing fixed income securities. During the second quarter, government securities generally outperformed corporate securities. The only sectors of the corporate market to outperform government securities for the second quarter were the commodity cyclicals (chemicals, energy, paper, metals & mining), electric utilities and tobacco. Helped by rising oil prices and firming overseas economies, the com-modity cyclicals had performed very well in the first quarter and continued that pattern into April and May. In June, the cyclicals succumbed to the forces affecting the rest of the credit market, but still managed to score positive excess returns for the quarter. Our energy, paper and chemical holdings did well and contributed to performance. Our other industrial and financial hold-ings performed poorly in this environment. Relative to the Lehman Government Corporate Index, we were overweighted in industrial and financial securities.

Q. What is your outlook for the market and your portfolio for the next six months? What changes, if any, will you make to the way you manage your portfolio?

A. Our outlook for the equity market is constructive (i.e. flat to up 5%) in the latter half of the year based on continuing non-inflationary economic growth and easy earnings comparisons for the cyclical parts of the market, which suffered from the global financial crisis last year, in the August to Oc-tober period. This gives us optimism that value stocks are well positioned for the economic environment. The risks to this forecast are that economic growth suddenly slows again (i.e. the foreign economies fail to re-ignite) or economic growth is too strong and the U.S. Federal Reserve Bank and other Central Banks "slam on the brakes" by raising interest rates. We believe the risk of the for-mer will keep the latter from happening. We believe that The U.S. Federal Re-serve Bank will not aggressively raise rates while it is still uncertain that the rest of the world is all the way back. We believe the healing process will take several more quarters, if not years, and this bodes well for both value investing and for the mid-cap sector of the market (which we participate in) to do better in the period ahead.

From a fixed income perspective, we believe the U.S. Federal Reserve Bank may tighten one more time during the next six months. We think that interest rates will remain in a narrow range between 5.5% and 6.25%. Although most of the good news is out in terms of inflation, we do not think it will get out of hand. The economy should slow moderately and this will be positive for interest rates. We will not make any major changes in the way we manage this portfolio. We intend to remain overweighted in corporate bonds and will increase our U.S. Government Agency holdings as they are currently at attractive spread levels versus U. S. Treasury notes.

            A $10,000 investment compared to the S&P 500 and
                      Lehman Brothers Gov't/Corp. Indices
                          since the Series' inception

                             [CHART APPEARS HERE]

                        Balanced Series      Lehman Govt. Corp.        S&P 500

       10/31/94             10,000                10,000               10,000
        6/30/95             11,568                11,232               11,746
        6/30/96             12,999                11,756               14,807
        6/30/97             15,812                12,668               19,924
        6/30/98             17,993                14,097               25,942
        6/30/99             19,104                14,477               31,837

Average Annual Return
                                                                Lipper Variable
                      Balanced       Lehman                      Balanced Fund
                      Series     Government/Corp.     S&P 500        Average

       6 months        3.4%          -2.3%             12.2%          6.6%
         1 year        6.2            2.7              22.7          11.5
        3 years       13.7            7.2              29.1          16.6
Since Inception       14.9            8.3              28.2           n/a

 ..   Fund Facts

Goal: Reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.
Start date: October 31, 1994
Size: $210 million as of June 30, 1999
Managers: Tricia Mills, John Hyll and Tom Kolefas serve as portfolio managers of Loomis Sayles Balanced Series. Ms. Mills and Mr. Hyll have served as portfolio managers since the Series inception. Mr. Kolefas joined the management of the Series in September 1998.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--65.2% of Total Net Assets

 Shares                                                              Value (a)
        Aerospace/Defense--1.0%
 30,300 Northrop Grumman Corp....................................   $  2,009,269
                                                                    ------------

        Auto & Related--1.9%
 30,100 Dana Corp................................................      1,386,481
 21,300 Ford Motor Co. ..........................................      1,202,119
 20,800 General Motors Corp......................................      1,372,800
                                                                    ------------
                                                                       3,961,400
                                                                    ------------

        Banks--8.4%
 34,774 Bank of America Corp. ...................................      2,549,369
 21,700 Chase Manhattan Corp.....................................      1,879,763
 61,550 Citigroup, Inc...........................................      2,923,623
 69,500 Fleet Financial Group, Inc...............................      3,084,063
 39,700 KeyCorp..................................................      1,275,363
 52,600 PNC Bank Corp. ..........................................      3,031,075
 65,600 Wells Fargo & Co.........................................      2,804,400
                                                                    ------------
                                                                      17,547,656
                                                                    ------------

        Building & Related--2.7%
 34,800 Black & Decker Corp......................................      2,196,750
 23,000 Koninklijke Philips Electronics N.V. (ADR)...............      2,320,125
 43,100 Masco Corp...............................................      1,244,513
                                                                    ------------
                                                                       5,761,388
                                                                    ------------

        Chemicals--Major--0.7%
 10,900 Dow Chemical Co. ........................................      1,382,938
                                                                    ------------

        Chemicals--Specialty--2.6%
 67,700 Crompton & Knowles Corp..................................      1,324,381
 31,700 Rohm and Haas Co.........................................      1,359,138
 64,100 Solutia, Inc.............................................      1,366,131
 74,300 W.R. Grace & Co.(c)......................................      1,365,263
                                                                    ------------
                                                                       5,414,913
                                                                    ------------

        Computer--Hardware--3.7%
 78,000 Compaq Computer Corp.....................................      1,847,625
 14,300 Hewlett-Packard Co. .....................................      1,437,150
 34,500 International Business Machines Corp.....................      4,459,125
                                                                    ------------
                                                                       7,743,900
                                                                    ------------

        Containers--Metal/Glass--0.7%
 45,200 Owens-Illinois, Inc.(c)..................................      1,477,475
                                                                    ------------

        Electric Companies--3.0%
 44,600 CMS Energy Corp..........................................      1,867,625
 29,400 DQE, Inc.................................................      1,179,675
 49,200 Texas Utilities Co.......................................      2,029,500
 32,500 Unicom Corp. ............................................      1,253,281
                                                                    ------------
                                                                       6,330,081
                                                                    ------------


 Shares                                                              Value (a)
        Electronics--1.4%
 40,700 Raytheon Co. Class B.....................................   $  2,864,263
                                                                    ------------

        Entertainment--1.6%
 46,600 Time Warner, Inc.........................................      3,425,100
                                                                    ------------

        Financial--Consumer Diversified--3.5%
 49,300 Associates First Capital Corp............................      2,184,606
 48,500 CIT Group, Inc. .........................................      1,400,437
 27,500 Federal National Mortgage Association....................      1,880,313
 36,900 FINOVA Group, Inc........................................      1,941,863
                                                                    ------------
                                                                       7,407,219
                                                                    ------------

        Health Care--Drugs--0.6%
 18,600 Bristol-Myers Squibb Co..................................      1,310,138
                                                                    ------------

        Health Care--Services--0.5%
 59,300 Tenet Healthcare Corp.(c)................................      1,100,756
                                                                    ------------

        Household Products--1.6%
 22,500 Kimberly-Clark Corp......................................      1,282,500
 42,900 Newell Rubbermaid, Inc. .................................      1,994,850
                                                                    ------------
                                                                       3,277,350
                                                                    ------------

        Insurance--4.4%
 84,000 ACE, Ltd. ...............................................      2,373,000
 44,000 Allstate Corp............................................      1,578,500
 29,800 Everest Reinsurance Holdings, Inc........................        972,225
 23,700 Hartford Financial Services Group, Inc...................      1,382,006
 66,400 ReliaStar Financial Corp.................................      2,905,000
                                                                    ------------
                                                                       9,210,731
                                                                    ------------

        Investment Banking/Broker/ Management--1.4%
 31,900 Bear Stearns Companies, Inc..............................      1,491,325
 14,100 Morgan Stanley Dean Witter & Co..........................      1,445,250
                                                                    ------------
                                                                       2,936,575
                                                                    ------------

        Leisure Time--1.1%
 86,150 Hasbro Inc...............................................      2,406,816
                                                                    ------------

        Machinery--0.5%
 24,900 Deere & Co...............................................        986,663
                                                                    ------------

        Maufacturing--Diversified--0.6%
 14,800 Eaton Corp...............................................      1,361,600
                                                                    ------------

        Natural Gas--1.5%
 27,600 Columbia Energy Group....................................      1,730,175
 23,100 Consolidated Natural Gas Co. ............................      1,403,325
                                                                    ------------
                                                                       3,133,500
                                                                    ------------


                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)



 Shares                                                              Value (a)
        Oil & Gas/Major Integrated--5.4%
 25,311 BP Amoco P.L.C. (ADR)....................................   $  2,746,244
 46,700 Conoco Inc...............................................      1,301,763
 39,700 Exxon Corp. .............................................      3,061,863
 38,200 Royal Dutch Petroleum Co. (ADR)..........................      2,301,550
 59,300 USX--Marathon Group......................................      1,930,955
                                                                    ------------
                                                                      11,342,375
                                                                    ------------

        Oil & Gas--Drilling Equipment--0.5%
 32,000 Baker Hughes, Inc........................................      1,072,000
                                                                    ------------

        Paper & Forest Products--0.5%
 22,600 Willamette Industries, Inc. .............................      1,041,013
                                                                    ------------

        Photography/Imaging--1.0%
 35,500 Xerox Corp...............................................      2,096,719
                                                                    ------------

        Retail--Food & Drug--0.7%
 49,200 Kroger Co.(c)............................................      1,374,525
                                                                    ------------

        Retail--General--1.6%
 37,800 Dillard's, Inc...........................................      1,327,725
 38,200 Federated Department Stores, Inc.(c).....................      2,022,213
                                                                    ------------
                                                                       3,349,938
                                                                    ------------

        Retail--Specialty--1.2%
 72,800 TJX Companies, Inc. .....................................      2,425,150
                                                                    ------------

        Telephone--6.8%
 56,000 Ameritech Corp...........................................      4,116,000
 75,500 BellSouth Corp. .........................................      3,539,063
 51,700 GTE Corp.................................................      3,916,275
 44,200 U S West, Inc............................................      2,596,750
                                                                    ------------
                                                                      14,168,088
                                                                    ------------

        Telephone/Long Distance--2.4%
 45,450 AT & T Corp..............................................      2,536,673
 46,600 Sprint Corp. ............................................      2,461,063
                                                                    ------------
                                                                       4,997,736
                                                                    ------------

        Tobacco--0.7%
 38,000 Philip Morris Companies, Inc.............................      1,527,125
                                                                    ------------

        Transportation--0.5%
 30,000 CNF Transportation, Inc..................................      1,151,250
                                                                    ------------

        Waste Management--0.5%
 19,100 Waste Management, Inc....................................      1,026,625
                                                                    ------------
        Total Common Stocks (Identified Cost $116,804,562).......    136,622,275
                                                                    ------------

Medium & Long Term Bonds & Notes--32.7%

    Face
   Amount                                                           Value (a)
            Banks--0.6%
 $1,280,000 Mellon Bank N. A. 7.000%, 3/15/06...................   $  1,285,901
     50,000 Norwest Corp. 7.650%, 3/15/05.......................         52,245
                                                                   ------------
                                                                      1,338,146
                                                                   ------------

            Consumer--2.8%
  1,325,000 Amerco, Inc. 7.850%, 5/15/03........................      1,275,551
  1,995,000 Coca-Cola Enterprises, Inc. 6.750%, 1/15/38.........      1,820,737
    880,000 Dell Computer Corp. 6.550%, 4/15/08.................        840,655
  1,100,000 Dillard's, Inc. 6.430%, 8/01/04.....................      1,062,226
    950,000 FMC Corp. 7.125%, 11/25/02..........................        946,665
                                                                   ------------
                                                                      5,945,834
                                                                   ------------

            Electric Utilities--0.5%
  1,000,000 Calpine Corp. 7.625%, 4/15/06.......................        968,490
                                                                   ------------

            Energy--2.5%
    125,000 Coastal Corp. 8.125%, 9/15/02.......................        130,631
  1,040,000 Kerr-McGee Corp. 6.625%, 10/15/07...................        990,579
    940,000 Nabors Industries, Inc. 6.800%, 4/15/04.............        917,167
  1,250,000 Occidental Petroleum Corp. 6.400%, 4/1/03...........      1,224,738
  1,230,000 Tosco Corp. 7.625%, 5/15/06.........................      1,252,632
    740,000 USX-Marathon Group
             8.500%, 3/1/23.....................................        785,932
                                                                   ------------
                                                                      5,301,679
                                                                   ------------

            Equipment Trust--0.0%
     25,000 American Airlines 10.180%, 1/2/13...................         29,498
                                                                   ------------

            Federal Agencies--6.4%
  1,241,949 Federal Home Loan Mortgage 6.000%, 12/01/27.........      1,169,370
  1,965,237 Federal National Mortgage Association 5.500%,
             1/1/14.............................................      1,835,079
    620,000 Federal National Mortgage Association 6.000%,
             2/25/24............................................        572,415
  1,111,490 Federal National Mortgage Association 6.000%,
             3/1/28.............................................      1,044,100
  2,130,413 Federal National Mortgage Association 6.000%,
             4/1/28.............................................      2,001,246
  7,084,213 Government National Mortgage Association 6.500%,
             4/15/29............................................      6,837,825
                                                                   ------------
                                                                     13,460,035
                                                                   ------------

            Finance--3.2%
    225,000 Bankers Trust N.Y. Corp. 7.625%, 8/15/05............        230,078
  1,040,000 Bear Stearns Companies, Inc. 6.750%, 12/15/07.......      1,003,870

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Investments as of June 30, 1999 (Unaudited)

Medium & Long Term Bonds & Notes--
(Continued)

    Face
   Amount                                                           Value (a)
            Finance--(Continued)
 $  260,000 Dean Witter Discover & Co. 6.750%, 1/1/16...........   $    245,604
    200,000 Donaldson Lufkin & Jenrette, Inc. 6.875%, 11/1/05...        197,268
  1,180,000 Household Finance Corp. 6.500%, 11/15/08............      1,125,142
    200,000 Lehman Brothers Holdings, Inc. 7.360%, 12/15/03.....        201,748
    440,000 National Health Investors, Inc. 7.300%, 7/16/07.....        382,228
    280,000 Oasis Residential, Inc. 7.000%, 11/15/03............        271,919
    840,000 Prologis Trust 7.050%, 7/15/06......................        808,937
  1,130,000 Provident Companies, Inc. 6.375%, 7/15/05...........      1,096,179
    480,000 Salomon, Inc. 7.000%, 3/15/04.......................        486,192
    145,000 Salomon, Inc. 7.500%, 2/1/03........................        149,293
    520,000 Sears Roebuck Acceptance Corp. 6.950%, 5/15/02......        528,674
                                                                   ------------
                                                                      6,727,132
                                                                   ------------

            Leisure Time--1.3%
  1,100,000 Carnival Corp. 7.050%, 5/15/05......................      1,112,837
    960,000 Royal Caribbean Cruises, Ltd. 7.000%, 10/15/07......        929,174
    760,000 Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27......        712,706
                                                                   ------------
                                                                      2,754,717
                                                                   ------------

            Manufacturing--1.2%
    260,000 Koninklijke Phillips Electronics N.V. 7.250%,
             8/15/13............................................        247,741
  1,370,000 Oakwood Homes Corp. 8.125%, 3/1/09..................      1,316,419
    670,000 Raytheon Co. 6.300%, 3/15/05........................        657,572
    200,000 Tektronix, Inc. 7.625%, 8/15/02.....................        201,042
                                                                   ------------
                                                                      2,422,774
                                                                   ------------

            Real Estate--0.4%
    790,000 Liberty Property L.P. 6.950%, 12/1/06...............        735,308
                                                                   ------------

            Service--2.1%
    300,000 La Quinta Inns, Inc. 7.400%, 9/15/05................        250,332
  1,070,000 Nielsen Media Research, Inc. 7.600%, 6/15/09........      1,082,947
    100,000 Secured Finance, Inc. 9.050%, 12/15/04..............        107,867
  1,375,000 TransCanada Pipelines, Ltd. 7.150%, 6/15/06.........      1,384,598

    Face
   Amount                                                            Value (a)
            Service--(Continued)
 $1,500,000 Tricon Global Restaurants, Inc. 7.450%, 5/15/05......   $  1,497,075
                                                                    ------------
                                                                       4,322,819
                                                                    ------------

            Telephone--0.7%
    950,000 Sprint Spectrum L.P., 0/12.500%, 8/15/06(d)..........        865,146
    680,000 U S West Capital Funding, Inc. 6.250%, 7/15/05.......        659,104
                                                                    ------------
                                                                       1,524,250
                                                                    ------------

            Transportation--1.2%
    100,000 AMR Corp. 10.290%, 3/8/21............................        124,632
  1,355,640 Federal Express Corp. 7.020%, 1/15/16................      1,271,252
    460,000 Norfolk Southern Corp. 7.050%, 5/1/37................        466,288
    600,000 Northwest Airlines Corp. 8.375%, 3/15/04.............        577,476
                                                                    ------------
                                                                       2,439,648
                                                                    ------------

            U.S. Government--9.8%
  1,300,000 United States Treasury Bonds 10.375%, 11/15/12.......      1,656,486
    500,000 United States Treasury Notes 5.625%, 2/15/06.........        492,500
  4,500,000 United States Treasury Notes 6.125%, 8/15/07.........      4,548,510
  3,000,000 United States Treasury Notes 6.500%, 10/15/06........      3,097,500
  2,600,000 United States Treasury Notes 6.500%, 5/15/05.........      2,679,612
  2,305,000 United States Treasury Notes 6.500%, 8/15/05.........      2,375,948
  3,290,000 United States Treasury Notes 6.625%, 5/15/07.........      3,426,239
  2,050,000 United States Treasury Notes 7.000%, 7/15/06.........      2,171,400
                                                                    ------------
                                                                      20,448,195
                                                                    ------------
            Total Bonds & Notes (Identified Cost $70,478,446)....     68,418,525
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Investments as of June 30, 1999 (Unaudited)

Short-Term Investment--1.5%

    Face
   Amount                                                           Value (a)
 $3,132,640 Associates First Capital Corp., 5.250%, 7/01/99.....   $  3,132,640
                                                                   ------------
            Total Short-Term Investments (Identified Cost
             $3,132,640)........................................      3,132,640
                                                                   ------------
            Total Investments--99.4%
             (Identified Cost $190,415,648)(b)..................    208,173,440
            Other assets less liabilities.......................      1,367,069
                                                                   ------------
            Total Net Assets--100%..............................   $209,540,509
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 1999 the net unrealized appreciation on investments based on cost of $190,415,648 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 23,165,345
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (5,407,553)
                                                                   ------------
   Net unrealized appreciation.................................... $ 17,757,792
                                                                   ============

(c) Non-Income producing security.
(d) Step Bond: Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date.

  Key to Abbreviations:

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.




                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)


Assets
 Investments at value....................................           $208,173,440
 Receivable for:
 Securities sold.........................................                565,445
 Fund shares sold........................................                396,985
 Dividends and interest..................................              1,221,207
 Unamortized organization expense........................                    669
                                                                    ------------
  Total Assets...........................................            210,357,746
Liabilities
 Payable for:
 Fund shares redeemed....................................  $330,003
 Securities purchased....................................   324,781
 Accrued expenses:
 Management fees.........................................   117,871
 Deferred trustees fees..................................     5,698
 Other expenses..........................................    38,884
                                                           --------
  Total Liabilities......................................                817,237
                                                                    ------------
Net Assets...............................................           $209,540,509
                                                                    ============
 Net assets consist of:
 Capital paid in.........................................           $184,634,353
 Undistributed net investment
  income.................................................              2,669,995
 Accumulated net realized gains (losses).................              4,478,369
 Unrealized appreciation (depreciation) on investments...             17,757,792
                                                                    ------------
Net Assets...............................................           $209,540,509
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($209,540,509 divided by 13,059,970 shares of beneficial
 interest)...............................................           $      16.04
                                                                    ============
Identified cost of investments...........................           $190,415,648
                                                                    ============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)

Investment Income
 Dividends...........           $1,071,545
 Interest............            2,342,905
                                ----------
                                 3,414,450
Expenses
 Management fees.....  $682,357
 Trustees' fees and
  expenses...........     8,594
 Custodian...........    28,774
 Audit and tax
  services...........    10,275
 Legal...............     5,644
 Printing............    21,844
 Amortization of
  organization
  expense............       997
 Insurance...........     1,452
 Miscellaneous.......     1,456
                       --------
 Total expenses......              761,393
                                ----------
Net Investment
 Income..............            2,653,057
Realized and
 Unrealized Gain
 (Loss)
 Realized gain (loss)
  on:
 Investments--net....            3,753,175
 Unrealized
  appreciation
  (depreciation) on:
 Investments--net....              612,961
                                ----------
Net gain (loss)......            4,366,136
                                ----------
Net Increase
 (Decrease) in Net
 Assets From
 Operations..........           $7,019,193
                                ==========

(a) Net of foreign taxes of $12,547.





                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Balanced Series)

Statement of Changes in Net Assets (Unaudited)


                                                                   Six Months
                                                     Year Ended      Ended
                                                    December 31,    June 30,
                                                        1998          1999
                                                    ------------  ------------
From Operations
 Net investment income............................. $  4,446,775  $  2,653,057
 Net realized gain (loss)..........................    3,801,920     3,753,175
 Unrealized appreciation (depreciation)............    6,024,365       612,961
                                                    ------------  ------------
 Increase (decrease) in net assets from operations.   14,273,060     7,019,193
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income.............................   (4,483,422)            0
 Net realized gain.................................   (3,664,526)            0
                                                    ------------  ------------
 Total distributions...............................   (8,147,948)            0
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................   85,422,334    41,606,643
 Reinvestment of distributions.....................    8,147,948             0
 Cost of shares redeemed...........................  (46,561,460)  (29,662,387)
                                                    ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................   47,008,822    11,944,256
                                                    ------------  ------------
 Total increase (decrease) in net assets...........   53,133,934    18,963,449
Net Assets
 Beginning of the period...........................  137,443,126   190,577,060
                                                    ------------  ------------
 End of the period................................. $190,577,060  $209,540,509
                                                    ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period................................. $     16,934  $  2,669,995
                                                    ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................    5,541,834     2,686,186
 Issued in reinvestment of distributions...........      527,948             0
 Redeemed..........................................   (3,032,615)   (1,913,176)
                                                    ------------  ------------
 Net change........................................    3,037,176       773,010
                                                    ============  ============

Financial Highlights (Unaudited)

                            October 31, 1994(a)
                                  through            Year Ended December 31,          Six Months
                               December 31,     ------------------------------------  Ended June
                                   1994          1995     1996      1997      1998     30, 1999
                            ------------------- -------  -------  --------  --------  ----------
Net Asset Value, Beginning
 of Period................        $10.00        $  9.94  $ 11.95  $  13.55  $  14.86   $  15.51
                                  ------        -------  -------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income....          0.05           0.26     0.27      0.28      0.38       0.20
 Net Realized and
  Unrealized Gain (Loss)
  on Investments..........         (0.06)          2.20     1.73      1.90      0.97       0.33
                                  ------        -------  -------  --------  --------   --------
 Total From Investment
  operations..............         (0.01)          2.46     2.00      2.18      1.35       0.53
                                  ------        -------  -------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.......         (0.05)         (0.26)   (0.27)    (0.27)    (0.38)      0.00
 Distributions From Net
  Realized Capital Gains..          0.00          (0.19)   (0.13)    (0.60)    (0.32)      0.00
 Distributions in Excess
  of Net Realized Capital
  Gains...................          0.00           0.00     0.00      0.00      0.00       0.00
                                  ------        -------  -------  --------  --------   --------
 Total Distributions......         (0.05)         (0.45)   (0.40)    (0.87)    (0.70)      0.00
                                  ------        -------  -------  --------  --------   --------
Net Asset Value, End of
 Period...................        $ 9.94        $ 11.95  $ 13.55  $  14.86  $  15.51   $  16.04
                                  ======        =======  =======  ========  ========   ========
Total Return (%)..........          (0.1)(b)       24.8     16.9      16.2       9.1        3.4(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%)...............          0.85 (c)       0.85     0.85      0.85      0.82       0.78(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%)...............          4.16 (c)       4.03     3.08      2.79      2.72       2.72(c)
Portfolio Turnover Rate
 (%)......................             0 (c)         72       59        60        72         56(c)
Net Assets, End of Period
 (000)......................      $2,722        $18,823  $58,525  $137,443  $190,577   $209,541
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial Statements
 would have been (%)......          3.73 (c)       1.85     0.99      0.86       --         --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

Alger Equity Growth Series
Portfolio Managers: David D. Alger (Pictured) and Ron Tartaro
Fred Alger Management, Inc.

[PHOTO OF DAVID D.ALGER APPEARS HERE]

Q. How did the Series perform during the past six months relative to its index and relative to its peers?

A. For the six month period ended June 30, 1999, the Alger Equity Growth Series posted a return of 16.3%, outperforming its index, the S&P 500/25/, which re-turned 12.2%. Performance was also favorable when compared to the Lipper Vari-able Products Growth Fund Average/10/, which returned 12.6% for the same peri-od.

Q. Briefly discuss the investment and market environment during the past six months?

A. During the first quarter of 1999, after fluctuations amid profit taking, the stock market approached the 10,000 level late in the quarter, before finally closing over 10,000 on March 29th. Meanwhile, the economy was robust, interest rates and inflation were at low levels, and we saw the beginnings of a techno-logical revolution led by the Internet. All of these factors contributed to a strong quarter for the Alger Equity Growth Series and the stock market in gen-eral.

The second quarter also saw the stock market approach new heights, crossing the 11,000 boundary during the period, only to close out the period slightly below that level. Internet stocks also played a prominent role during the quarter, this time reversing the previous trend, and, in some cases, posting huge loss-es. Inflation remained one of the paramount concerns in the market as the Fed shifted to a tightening bias at the May 18th meeting. Subsequently at the June meeting the Fed raised rates a quarter of a percentage point, but shifted back to a neutral bias. The economy was still robust, although there were some signs of slowing. All of these factors contributed to a challenging quarter for the Series as Small Cap stocks performed better than their larger cap peers did.

Q. Given this investment environment, what was your investment strategy? What changes did you make since the start of the year?

A. The management of the Series remained unchanged, a research intensive, bot-tom-up approach focusing on rapidly growing large cap stocks. Consistent cash inflows helped fuel investment opportunities and precluded the selling of core holdings in order to satisfy redemptions. As of June 30, 1999, the Alger Equity Growth Series held 65 stocks representing 96.2% of the $613 million in total net assets.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. During the first quarter, the Series' favorable performance relative to the S&P 500 Index was augmented by holding weighted positions in technology, and specifically in Internet stocks, which were strong performers. Among the best performing stocks held for the quarter were America On Line Inc. (+89.5%), EMC Corp. (+50.3%) and Yahoo Inc. (+42.1%).

Overweighting in the weak performing consumer cyclicals sector as well as the poor performance of Internet related holdings hindered the Series' overall re-turns for the second quarter. Previously strong performing Internet related holdings gave back some of their gains during the quarter. At Home Corp. (-31.5%), Amazon.Com Inc. (-27.3%) and America On Line Inc. (-25.2%) were the Series' three worst performing holdings.

Q. What is your outlook for the market and for your portfolio for the next six months? What changes, if any, will you make to the way you manage your portfolio?

A. While the economy still appears to be robust, there are signs of slowing. Interest rates on the long end of the market should be considerably lower by year-end, and the Fed will hopefully maintain its neutral bias. This should spark a year-end rally, pushing the market to a new high. Setting our sights even further ahead it appears that 2000 will be a year of moderate growth and even lower interest rates. Continuing forward, the Alger Equity Growth Series will continue to seek out and invest in companies that we feel will grow their earnings rapidly and consistently.

              A $10,000 Investment compared to the S&P 500 Index
                            since the Series inception

                               [CHART APPEARS HERE]

                           Alger Equity Growth               S&P 500

         10/31/94                  10,000                       10,000
          6/30/95                  12,687                       11,746
          6/30/96                  15,020                       14,807
          6/30/97                  18,812                       19,924
          6/30/98                  25,530                       25,942
          6/30/99                  34,810                       31,837

 Average Annual Return
                    Equity Growth          S&P 500        Lipper Variable Growth
                         Series                                Fund Average

         6 months       16.3%               12.2%                   12.6%
           1 year        36.4               22.7                    20.5
          3 years        32.4               29.1                    24.5
  Since Inception        30.6               28.2                     n/a

 .. Fund Facts

Goal: Long-term capital appreciation.
Start date: October 31, 1994
Size: $613million as of June 30,1999
Manager: David D. Alger and Ron Tartaro have managed the Alger Equity Growth Series since its inception in 1994. Mr. Alger is President and Chief Executive Officer of Fred Alger Management, Inc., and has been portfolio manager of The Alger Growth Portfolio since 1986, The Alger American Fund Growth Portfolio since 1989 and the Alger Retirement Fund since 1993. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Alger Equity Growth Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--96.2% of Total Net Assets

 Shares                                                              Value (a)
         Aerospace & Defense--4.1%
  92,000 AlliedSignal, Inc.......................................   $  5,796,000
 266,000 United Technologies Corp................................     19,068,875
                                                                    ------------
                                                                      24,864,875
                                                                    ------------

         Airlines--0.4%
  76,200 Southwest Airlines Co...................................      2,371,725
                                                                    ------------

         Automotive--0.9%
 108,000 Harley-Davidson, Inc....................................      5,872,500
                                                                    ------------

         Banks--5.4%
 115,400 Bank of America Corp....................................      8,460,263
 391,750 Citigroup, Inc..........................................     18,608,125
  47,000 Mercantile Bancorporation, Inc..........................      2,684,875
  41,400 State Street Corp.......................................      3,534,525
                                                                    ------------
                                                                      33,287,788
                                                                    ------------

         Broadcasting--2.7%
 225,600 MediaOne Group, Inc.(c).................................     16,779,000
                                                                    ------------

         Business Services--1.2%
 138,900 Ceridian Corp.(c).......................................      4,540,294
  39,300 Omnicom Group...........................................      3,144,000
                                                                    ------------
                                                                       7,684,294
                                                                    ------------

         Casinos & Resorts--0.8%
 100,000 Carnival Corp...........................................      4,850,000
                                                                    ------------

         Communications--0.5%
  44,740 Lucent Technologies, Inc................................      3,017,154
                                                                    ------------

         Computer Related & Business
          Equipment--10.4%
  74,200 Altera Corp.(c).........................................      2,731,488
 301,150 Cisco Systems, Inc.(c)..................................     19,405,353
 240,900 Dell Computer Corp.(c)..................................      8,913,300
  96,500 International Business Machines Corp....................     12,472,625
  46,400 Linear Technology Corp..................................      3,120,400
 183,000 Sun Microsystems, Inc.(c)...............................     12,604,125
  81,600 Xilinx, Inc.(c).........................................      4,671,600
                                                                    ------------
                                                                      63,918,891
                                                                    ------------

         Computer Software--5.0%
  42,400 Intuit, Inc.(c).........................................      3,821,300
 295,200 Microsoft Corp.(c)......................................     26,623,350
                                                                    ------------
                                                                      30,444,650
                                                                    ------------


 Shares                                                              Value (a)
         Consumer Products--5.8%
 164,200 Corning, Inc............................................   $ 11,514,525
  86,300 Starbucks Corp.(c)......................................      3,241,644
 217,640 Tyco International, Ltd.................................     20,621,390
                                                                    ------------
                                                                      35,377,559
                                                                    ------------

         Electronics--4.1%
 160,200 Motorola, Inc...........................................     15,178,950
  51,000 Solectron Corp.(c)......................................      3,401,063
  44,500 Teradyne, Inc.(c).......................................      3,192,875
  21,500 Texas Instruments, Inc..................................      3,096,000
                                                                    ------------
                                                                      24,868,888
                                                                    ------------

         Financial Services--6.6%
  33,500 American Express Co.....................................      4,359,188
 122,600 Federal Home Loan Mortgage Corp.........................      7,110,800
 208,800 Household International, Inc............................      9,891,900
 189,000 Morgan Stanley Dean Witter & Co.........................     19,372,500
                                                                    ------------
                                                                      40,734,388
                                                                    ------------

         Health Care--3.6%
 289,800 Boston Scientific Corp.(c)..............................     12,733,088
 293,000 IMS Health, Inc.........................................      9,156,250
                                                                    ------------
                                                                      21,889,338
                                                                    ------------

         Insurance--2.3%
 120,220 American International Group, Inc.......................     14,073,254
                                                                    ------------
         Internet Services--6.1%
 170,200 America Online Inc.(c)..................................     18,807,100
 154,344 At Home Corp.(c)........................................      8,324,930
  40,900 Broadcast.com, Inc.(c)..................................      5,462,706
  33,500 eBay, Inc.(c)...........................................      5,058,500
                                                                    ------------
                                                                      37,653,236
                                                                    ------------

         Miscellaneous--2.8%
 110,000 Cintas Corp.............................................      7,390,625
 161,300 Intel Corp..............................................      9,597,350
                                                                    ------------
                                                                      16,987,975
                                                                    ------------

         Oil Services--0.9%
 121,700 Halliburton Co..........................................      5,506,925
                                                                    ------------

         Pharmaceuticals--6.0%
 273,100 Amgen, Inc.(c)..........................................     16,624,963
  25,900 Pfizer, Inc.............................................      2,842,525
  79,500 Smithkline Beecham, Plc. (ADR)..........................      5,251,969
 170,700 Warner-Lambert Co.......................................     11,842,313
                                                                    ------------
                                                                      36,561,770
                                                                    ------------


                See accompanying notes to financial statements.

New England Zenith Fund
(Alger Equity Growth Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)


 Shares                                                              Value (a)
         Railroad--1.0%
  97,100 Kansas City Southern Industries, Inc....................   $  6,196,194
                                                                    ------------

         Retail--14.8%
  63,000 Abercrombie & Fitch Co.(c)..............................      3,024,000
  45,400 Amazon.com, Inc.(c).....................................      5,680,675
  51,400 Best Buy Co., Inc.......................................      3,469,500
  84,200 Costco Companies, Inc.(c)...............................      6,741,263
 240,200 Home Depot, Inc. .......................................     15,477,888
 587,400 Kroger Co.(c)...........................................     16,410,488
 176,250 Office Depot, Inc.(c)...................................      3,888,516
 366,100 Safeway, Inc.(c)........................................     18,121,950
 158,850 Staples, Inc.(c)........................................      4,914,420
 274,600 Wal-Mart Stores, Inc....................................     13,249,450
                                                                    ------------
                                                                      90,978,150
                                                                    ------------

         Semi-Conductors--3.4%
 284,200 Applied Materials, Inc.(c)..............................     20,995,275
                                                                    ------------

         Telecom Networks--7.4%
 199,200 Comcast Corp.(c)........................................      7,656,750
  69,900 Cox Communications, Inc.(c).............................      2,573,194
 177,600 Frontier Corp...........................................     10,478,400
 209,800 MCI Worldcom, Inc.(c)...................................     18,055,912
  65,000 Nextel Communications, Inc.(c)..........................      3,262,183
  55,000 SBC Communications, Inc.................................      3,190,000
                                                                    ------------
                                                                      45,216,439
                                                                    ------------
         Total Common Stocks
          (Identified Cost $459,277,408).........................    590,130,268
                                                                    ------------

Short-Term Investments--4.8%

    Face
   Amount                                                           Value (a)
 $8,000,000 AT&T Corp.,
             5.080%, 7/01/99....................................   $  8,000,000
  8,000,000 CSC Enterprises,
             5.270%, 7/16/99....................................      7,982,433
  5,000,000 Hertz Corp.,
             4.990%, 7/08/99....................................      4,995,149
  8,000,000 Progress Capital Holdings, Inc.,
             5.210%, 7/12/99....................................      7,987,264
    589,346 State Street Global Advisors, Money Market Fund.....        589,346
                                                                   ------------
            Total Short-Term Investments
             (Identified Cost $29,554,192)......................     29,554,192
                                                                   ------------
            Total Investments--101.0%
             (Identified Cost $488,831,600)(b)..................    619,684,460
            Other assets less liabilities.......................     (6,490,357)
                                                                   ------------
            Total Net Assets--100%..............................   $613,194,103
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized appreciation on investments based on cost of $488,831,600 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................  $133,392,520
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value................    (2,539,660)
                                                                   ------------
 Net unrealized appreciation.....................................  $130,852,860
                                                                   ============

(c) Non-income producing security.
  Key to Abbreviations:
  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

New England Zenith Fund
(Alger Equity Growth Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)

Assets
 Investments at value................................              $619,684,460
 Receivable for:
 Securities sold.....................................                17,603,181
 Fund shares sold....................................                 1,106,263
 Dividends and interest..............................                   153,112
 Foreign taxes.......................................                     1,708
 Unamortized organization expense....................                       669
                                                                   ------------
 Total Assets........................................               638,549,393
Liabilities
 Payable for:
 Fund shares redeemed................................  $   696,615
 Securities purchased................................   24,209,875
 Withholding taxes...................................        1,812
 Accrued expenses:
 Management fees.....................................      348,464
 Deferred trustees fees..............................       10,288
 Other expenses......................................       88,236
                                                       -----------
 Total Liabilities...................................                25,355,290
                                                                   ------------
Net Assets...........................................              $613,194,103
                                                                   ============
 Net assets consist of:
 Capital paid in.....................................              $406,289,629
 Undistributed net investment loss...................                  (254,718)
 Accumulated net realized gains (losses).............                76,306,332
 Unrealized appreciation (depreciation) on
  investments........................................               130,852,860
                                                                   ------------
Net Assets...........................................              $613,194,103
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($613,194,103 divided by 21,002,954 shares of
 beneficial interest)................................              $      29.20
                                                                   ============
Identified cost of investments.......................              $488,831,600
                                                                   ============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)

Investment Income
 Dividends..........................................             $   928,595(a)
 Interest...........................................                 840,698
                                                                 -----------
                                                                   1,769,293
Expenses
 Management fees....................................  $1,869,159
 Trustees' fees and expenses........................      12,338
 Custodian..........................................      40,694
 Audit and tax services.............................       8,131
 Legal..............................................      19,445
 Printing...........................................      65,034
 Amortization of organization expense...............         997
 Insurance..........................................       4,757
 Miscellaneous......................................       4,063
                                                      ----------
 Total expenses.....................................               2,024,618
                                                                 -----------
Net Investment Loss.................................                (255,325)
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net...................................              52,287,382
 Unrealized appreciation (depreciation) on:
 Investments--net...................................              23,583,923
                                                                 -----------
Net gain (loss).....................................              75,871,305
                                                                 -----------
Net Increase (Decrease) in Net Assets From
 Operations.........................................             $75,615,980
                                                                 ===========

(a) Net of foreign taxes of: $10,398

                See accompanying notes to financial statements.

New England Zenith Fund
(Alger Equity Growth Series)

Statement of Changes in Net Assets (Unaudited)


                                                                   Six Months
                                                     Year Ended      Ended
                                                    December 31,    June 30,
                                                        1998          1999
                                                    ------------  ------------
From Operations
 Net investment income (loss)...................... $    547,361  $   (255,325)
 Net realized gain (loss)..........................   37,574,347    52,287,382
 Unrealized appreciation (depreciation)............   78,578,213    23,583,923
                                                    ------------  ------------
 Increase (decrease) in net assets from operations.  116,699,921    75,615,980
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income.............................     (608,527)            0
 Net realized gain.................................  (13,814,120)            0
                                                    ------------  ------------
 Total distributions...............................  (14,422,647)            0
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................  151,770,313   183,290,184
 Reinvestment of distributions.....................   14,422,647             0
 Cost of shares redeemed...........................  (63,063,040)  (56,437,690)
                                                    ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................  103,129,920   126,852,494
                                                    ------------  ------------
 Total increase (decrease) in net assets...........  205,407,194   202,468,474
Net Assets
 Beginning of the period...........................  205,318,435   410,725,629
                                                    ------------  ------------
 End of the period................................. $410,725,629  $613,194,103
                                                    ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period................................. $        607  $   (254,718)
                                                    ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................    7,106,627     6,732,367
 Issued in reinvestment of distributions...........      576,135             0
 Redeemed..........................................   (2,982,315)   (2,083,286)
                                                    ------------  ------------
 Net change........................................    4,700,447     4,649,081
                                                    ============  ============

Financial Highlights (Unaudited)

                          October 31, 1994(a)                                        Six Months
                                through            Year Ended December 31,             Ended
                             December 31,     -------------------------------------   June 30,
                                 1994          1995      1996      1997      1998       1999
                          ------------------- -------  --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....        $10.00        $  9.56  $  13.80  $  15.58  $  17.62   $  25.11
                                ------        -------  --------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income
  (Loss)................          0.02           0.01      0.04      0.02      0.04      (0.01)
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (0.44)          4.65      1.78      3.92      8.37       4.10
                                ------        -------  --------  --------  --------   --------
 Total From Investment
  operations............         (0.42)          4.66      1.82      3.94      8.41       4.09
                                ------        -------  --------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.....         (0.02)         (0.01)    (0.04)    (0.02)    (0.04)      0.00
 Distributions From Net
  Realized Capital
  Gains.................          0.00          (0.41)     0.00     (1.88)    (0.88)      0.00
                                ------        -------  --------  --------  --------   --------
 Total Distributions....         (0.02)         (0.42)    (0.04)    (1.90)    (0.92)      0.00
                                ------        -------  --------  --------  --------   --------
Net Asset Value, End of
 Period.................        $ 9.56        $ 13.80  $  15.58  $  17.62  $  25.11   $  29.20
                                ======        =======  ========  ========  ========   ========
Total Return (%)........          (4.2)(b)       48.8      13.2      25.6      47.8       16.3 (b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.85 (c)       0.85      0.90      0.87      0.83       0.81 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          1.07 (c)       0.14      0.24      0.12      0.19      (0.10)(c)
Portfolio Turnover Rate
 (%)....................            32 (c)        107        78       137       119        129 (c)
Net Assets, End of
 Period (000)...........        $1,917        $46,386  $120,456  $205,318  $410,726   $613,194
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............          2.74 (c)       2.45      0.90        --        --         --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

Capital Growth Series
Portfolio Manager: G. Kenneth Heebner
Capital Growth Management Limited Partnership

[PHOTO OF G.KENNETH HEEBNER APPEARS HERE]

Q. How did the Series perform during the past six months relative to its index and relative to its peers?

A. For the six-month period ending June 30, 1999, the Capital Growth Series posted a total return of 5.6%. The return lagged the Lipper Variable Products Growth Fund Average/10/ return of 12.6% and the Standard & Poor's 500 Index/25/ return of 12.2%.

Q. Briefly discuss the investment and market environment during the past six months?

A. Economic growth in the U.S. continued to be strong in the first half of 1999. Globally, we saw a pronounced comeback in Asia, led by South Korea and Japan. For example, Korean business activity expanded by more than 10% in the first quarter of 1999, and Japan's gross domestic product increased at an an-nual rate of 7.5%. Economic growth in Europe was sluggish, but evidence toward the end of the period indicated it might be on the upswing. This pervasive global economic expansion started to create an environment that was more condu-cive to inflation than the backdrop we witnessed in 1998, when foreign economic weakness helped suppress prices in the U.S. domestic economy. In response, in-terest rates have risen in the U.S., particularly among long-maturity bonds.

Q. Given this investment environment, what was your investment strategy? What changes did you make since the start of the year?

A. During 1998, I invested the portfolio in anticipation of lower interest rates and higher price-to-earnings (P/E) ratios for stocks. Because of the global economic turnaround, the portfolio has been adjusted. I expect stronger economic growth in 1999 will result in a continued gradual rise in interest rates, including the possibility that the Federal Reserve Board will raise short-term rates in order to slow growth and head off inflation.

Reflecting this changed outlook, I've looked for growth at a reasonable price. In other words, I turned to companies with lower price-to-earnings ratios that would benefit from the accelerating economy. As such, I invested more than 15% of the portfolio in real estate investment trusts (REITs). Real estate tends to benefit from a strong economy and valuations for REITs were low and their yields relatively high. For example, I added Equity Office Properties to the portfolio. The largest office REIT in the U.S., Equity Office Properties is a diversified portfolio of office buildings in most major cities.

I also invested in two commodity cyclical companies, Alcoa and Dow Chemical. These companies should benefit directly from increases in global raw material prices. I also sought to take advantage of strong consumer spending--sparked by the robust economy--by purchasing Circuit City and Best Buy, two retailers that sell appliances and big-ticket consumer electronics items.

In addition, I've looked for opportunities offered abroad, where it appears there are several years of growth in the offing. For example, I've invested in Koninklijke Philips Electronics, an international conglomerate that earns most of its revenues outside of the U.S. In addition, I maintained Volkswagen as an investment, because 80% of the company's earnings come from Europe where the company is gaining market share and is poised to benefit from increased busi-ness activity. I also added a large position in AFLAC, a U.S. insurer that gathers more than three-quarters of its earnings from Japan, an economy I be-lieve will rise out of recession and show strong growth in coming years.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. One of the strongest performers was Texas Instruments, a manufacturer of digital processing microchips widely used in Internet wireless communications and Internet applications. The company enjoys a 45% market share that continues to grow. Best Buy and Circuit City benefited from the strong consumer spending I mentioned. And IBM continued to thrive through its balance sheet restructur-ing and share-repurchase programs. More recently, the company's hardware busi-ness has shown more strength than in the past.

On the negative side, Volkswagen was hurt by management's cautionary comments about the company's earnings outlook while the firm was engaged in labor nego-tiations. Bank stocks, including the Series' investments in Chase Manhattan and Bank America, also underperformed because of rising interest rates. Chase has since been sold from the portfolio.

Q. What is your outlook for the market and your portfolio for for the next six months? What changes, if any, will you make to the way you manage your portfolio?

A: I believe there will be a tendency for overall P/E ratios in the market to decline because of an upward drift in interest rates. To put it simply, higher interest rates make investors less willing to pay the higher P/E ratios that have characterized some of the market's leaders recently. My challenge will be to find promising companies with lower valuations or with earnings growth rapid enough to withstand an overall compression in P/E ratios. I'll also look for companies that are economically sensitive, including opportunities outside of the U.S. or in U.S. multinationals, because monetary authorities abroad are looking to stimulate economic growth, not sustain or slow it as in the U.S.

   A $10,000 Investment Compared to the S&P 500 Index over the past 10 years

                             [CHART APPEARS HERE]

                                 Growth Series                S&P 500

         Jun-89                     10,000                     10,000
         Jun-90                     12,986                     11,640
         Jun-91                     12,664                     12,501
         Jun-92                     14,308                     14,187
         Jun-93                     16,175                     16,114
         Jun-94                     16,365                     16,330
         Jun-95                     20,582                     20,584
         Jun-96                     23,457                     25,949
         Jun-97                     32,015                     34,917
         Jun-98                     42,326                     45,462
         Jun-99                     47,133                     55,794

Average Annual Total Return
             Capital Growth                               Lipper Variable Growth
                 Series              S&P 500                   Fund Average

       6 months    5.6%               12.2%                      12.6%
         1 year   11.3                22.7                       20.5
        3 years   26.2                29.1                       24.5
        5 years   23.6                27.9                       24.6
       10 years   16.8                18.8                       17.8
Since Inception   23.4                17.9                        n/a



 ..   Fund Facts

Goal: Long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.
Start date: August 26, 1983
Size: $1.9 billion as of June 30, 1999
Manager: G. Kenneth Heebner has managed the Capital Growth Series since its inception in 1983. He has also been portfolio manager of New England Growth Fund since 1976; CGM Capital Development Fund since 1976; CGM Mutual Fund since 1981; CGM Realty Fund since May 1994; CGM Fixed Income Fund since June 1993; CGM Focus Fund since September 1997.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Capital Growth Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--99.8% of Total Net Assets

  Shares                                                            Value (a)
           Aluminum--5.1%
 1,630,000 Alcoa, Inc..........................................   $  100,856,250
                                                                  --------------

           Auto & Related--4.4%
 6,800,000 Volkswagen AG (ADR).................................       85,850,000
                                                                  --------------

           Banks--Regional--5.1%
 1,350,000 Bank of America Corp. ..............................       98,971,875
                                                                  --------------

           Beverage & Tobacco--5.1%
 1,397,000 Anheuser-Busch Companies, Inc. .....................       99,099,688
                                                                  --------------

           Chemicals--Major--1.8%
   282,000 Dow Chemical Co. ...................................       35,778,750
                                                                  --------------

           Drugs--2.7%
   851,000 United Healthcare Corp..............................       53,293,875
                                                                  --------------

           Electronic Components--13.4%
 1,054,044 Koninklijke Philips Electronics (ADR)...............      106,326,689
 1,080,000 Texas Instruments, Inc. ............................      156,600,000
                                                                  --------------
                                                                     262,926,689
                                                                  --------------

           Electronic & Computer
            Equipment--2.2%
   480,000 Nokia Corp. (ADR)...................................       43,950,000
                                                                  --------------

           Insurance--13.9%
 2,050,000 Aflac, Inc..........................................       98,143,750
   675,000 American General Corp. .............................       50,878,125
   608,912 American International Group, Inc. .................       71,280,760
   260,000 Jefferson-Pilot Corp. ..............................       17,208,750
   670,000 UNUM Corp. .........................................       36,682,500
                                                                  --------------
                                                                     274,193,885
                                                                  --------------

           Leisure--3.2%
 3,690,000 Mirage Resorts, Inc.(c).............................       61,807,500
                                                                  --------------

           Light Capital Goods--6.1%
 1,630,000 Applied Materials, Inc.(c)..........................      120,416,250
                                                                  --------------

           Miscellaneous--3.3%
 1,220,000 Waste Management, Inc. .............................       65,575,000
                                                                  --------------

           Office Equipment &
            Supplies--5.6%
   856,000 International Business Machines Corp. ..............      110,638,000
                                                                  --------------

           Oil--Service--2.1%
   640,000 Schlumberger, Ltd. .................................       40,760,000
                                                                  --------------


   Shares                                                       Value (a)
            Real Estate Investment
             Trust--14.7%
  1,102,500 Apartment Investment and Management Co. .......   $   47,131,875
  1,405,000 Boston Properties, Inc.........................       50,404,375
  4,007,500 Equity Office Properties Trust.................      102,692,188
    575,000 Equity Residential Properties Trust............       25,910,938
    500,000 Spieker Properties, Inc. ......................       19,437,500
  1,245,000 Vornado Realty Trust...........................       43,964,062
                                                              --------------
                                                                 289,540,938
                                                              --------------

            Retail--11.1%
  1,722,000 Best Buy Co., Inc.(c)..........................      116,235,000
  1,100,000 Circuit City Stores, Inc.......................      102,300,000
                                                              --------------
                                                                 218,535,000
                                                              --------------
            Total Common Stocks
             (Identified Cost $1,720,237,210)..............    1,962,193,700
                                                              --------------

Short-Term Investment--0.1%

    Face
   Amount
 $2,280,000 Chevron Corp., 5.500%, 7/1/99..................   $    2,280,000
                                                              --------------
            Total Short-Term Investments
             (Identified Cost $2,280,000)....................      2,280,000
                                                              --------------
            Total Investments--99.9%
             (Identified Cost $1,722,517,210)(b).............  1,964,473,700
            Other assets less liabilities                          1,890,458
                                                              --------------
            Total Net Assets--100%                            $1,966,364,158
                                                              ==============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized appreciation on investments based on cost of $1,722,517,210 for federal income tax purposes was as follows:

 Aggregate
  gross
  unrealized
  appreciation
  for all
  investments
  in which
  there is an
  excess of
  value over
  tax cost..... $293,064,073
 Aggregate
  gross
  unrealized
  depreciation
  for all
  investments
  in which
  there is an
  excess of
  tax cost
  over value... (51,107,583)
                ------------
 Net
  unrealized
  appreciation. $241,956,490
                ============

(c) Non-Income producing security.

  Key to abbreviations:

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
           (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

New England Zenith Fund
(Capital Growth Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)

Assets
 Investments at value...............................              $1,964,473,700
 Cash...............................................                       3,168
 Receivable for:
 Securities sold....................................                  29,370,114
 Fund shares sold...................................                     805,059
 Dividends and interest.............................                   3,039,604
 Foreign taxes......................................                     315,736
                                                                  --------------
 Total Assets.......................................               1,998,007,381
Liabilities
 Payable for:
 Fund shares redeemed...............................  $   547,381
 Securities purchased...............................   29,789,794
 Accrued expenses:
 Management fees....................................      971,062
 Deferred trustees fees.............................      101,335
 Other expenses.....................................      233,651
                                                      -----------
 Total Liabilities..................................                  31,643,223
                                                                  --------------
Net Assets..........................................              $1,966,364,158
                                                                  ==============
 Net assets consist of:
 Capital paid in....................................              $1,421,286,218
 Undistributed net investment income................                  10,238,279
 Accumulated net realized gains (losses)............                 292,883,171
 Unrealized appreciation (depreciation) on
  investments.......................................                 241,956,490
                                                                  --------------
Net Assets..........................................              $1,966,364,158
                                                                  ==============
Computation of offering price:
Net asset value and redemption price per share
 ($1,966,364,158 divided by 3,980,375 shares of
 beneficial interest)...............................              $       494.01
                                                                  ==============
Identified cost of investments......................              $1,722,517,210
                                                                  ==============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)

Investment Income
 Dividends.........................................             $ 16,436,030(a)
 Interest..........................................                  176,708
                                                                ------------
                                                                  16,612,738
Expenses
 Management fees...................................  $5,908,902
 Trustees' fees and expenses.......................      38,218
 Custodian.........................................     120,031
 Audit and tax services............................       8,543
 Legal.............................................      53,490
 Printing..........................................     222,460
 Insurance.........................................      15,922
 Miscellaneous.....................................      10,771
                                                     ----------
 Total expenses....................................                6,378,337
                                                                ------------
Net Investment Income..............................               10,234,401
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net..................................              293,683,286
 Unrealized appreciation (depreciation) on:
 Investments--net..................................             (199,674,196)
                                                                ------------
Net gain (loss)....................................               94,009,090
                                                                ------------
Net Increase (Decrease) in Net Assets From
 Operations........................................             $104,243,491
                                                                ============

(a) Net of foreign taxes of $115,229.

                See accompanying notes to financial statements.

New England Zenith Fund
(Capital Growth Series)

Statement of Changes in Net Assets (Unaudited)

                                                                  Six Months
                                                  Year Ended        Ended
                                                 December 31,      June 30,
                                                     1998            1999
                                                --------------  --------------
From Operations
 Net investment income......................... $   19,464,166  $   10,234,401
 Net realized gain (loss)......................    169,787,977     293,683,286
 Unrealized appreciation (depreciation)........    294,106,307    (199,674,196)
                                                --------------  --------------
 Increase (decrease) in net assets from
  operations...................................    483,358,450     104,243,491
                                                --------------  --------------
From Distributions to Shareholders
 Net investment income.........................    (19,530,694)              0
 Net realized gain.............................   (224,364,814)              0
 In excess of net realized gain................       (800,115)              0
                                                --------------  --------------
 Total distributions...........................   (244,695,623)              0
                                                --------------  --------------
From Capital Share Transactions
 Proceeds from sale of shares..................    326,247,422     167,533,018
 Reinvestment of distributions.................    244,695,623               0
 Cost of shares redeemed.......................   (339,576,488)   (201,160,823)
                                                --------------  --------------
 Increase (decrease) in net assets from capital
  share transactions...........................    231,366,557     (33,627,805)
                                                --------------  --------------
 Total increase (decrease) in net assets.......    470,029,384      70,615,686
Net Assets
 Beginning of the period.......................  1,425,719,088   1,895,748,472
                                                --------------  --------------
 End of the period............................. $1,895,748,472  $1,966,364,158
                                                ==============  ==============
Undistributed (Overdistributed) Net Investment
 Income
 End of the period............................. $        3,878  $   10,238,279
                                                ==============  ==============
Number of Shares of the Fund:
 Issued from the sale of shares................        711,259         349,007
 Issued in reinvestment of distributions.......        512,754               0
 Redeemed......................................       (741,374)       (419,124)
                                                --------------  --------------
 Net change....................................        482,639         (70,117)
                                                ==============  ==============

Financial Highlights (Unaudited)

                                                                                  Six Months
                                       Year Ended December 31,                      Ended
                          ------------------------------------------------------   June 30,
                            1994      1995       1996        1997        1998        1999
                          --------  --------  ----------  ----------  ----------  ----------
Net Asset Value,
 Beginning of Period....  $ 351.63  $ 312.30  $   374.62  $   427.08  $   399.60  $   468.03
                          --------  --------  ----------  ----------  ----------  ----------
Income From Investment
 Operations
 Net Investment Income..      5.28      3.47        3.08        2.52        5.29        2.57
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    (30.54)   114.91       74.80       95.67      130.40       23.41
                          --------  --------  ----------  ----------  ----------  ----------
 Total From Investment
  operations............    (25.26)   118.38       77.88       98.19      135.69       25.98
                          --------  --------  ----------  ----------  ----------  ----------
Less Distributions
 Distributions From Net
  Investment Income.....     (5.15)    (3.48)      (3.08)      (2.52)      (5.31)       0.00
 Distributions From Net
  Realized Capital
  Gains.................     (8.92)   (52.58)     (22.34)    (123.15)     (61.73)       0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........      0.00      0.00        0.00        0.00       (0.22)       0.00
                          --------  --------  ----------  ----------  ----------  ----------
 Total Distributions....    (14.07)   (56.06)     (25.42)    (125.67)     (67.26)       0.00
                          --------  --------  ----------  ----------  ----------  ----------
Net Asset Value, End of
 Period.................  $ 312.30  $ 374.62  $   427.08  $   399.60  $   468.03  $   494.01
                          ========  ========  ==========  ==========  ==========  ==========
Total Return (%)........      (7.1)     38.0        21.1        23.5        34.1         5.6(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............      0.67      0.71        0.69        0.67        0.66        0.67(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............      1.61      0.92        0.79        0.52        1.18        1.07(b)
Portfolio Turnover Rate
 (%)....................       140       242         207         214         204         228(b)
Net Assets, End of
 Period (000)...........  $667,127  $921,444  $1,142,660  $1,425,719  $1,895,748  $1,966,364

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

Davis Venture Value
Portfolio Managers: Christopher C. Davis and Kenneth C. Feinberg
Davis Selected Advisers, L.P.

[PHOTO OF CHRISTOPHER C. DAVIS APPEARS HERE]
[PHOTO OF KENNETH C.FEINBERG APPEARS HERE]

Q. How did the portfolio perform in the first half?

A. Over the first six months of 1999, the Davis Venture Value Series generated a return of 15.4% compared to the 12.2% return of the S&P 500 Index/25/. The S&P/Barra Value Index, an index composed of the value stocks of the broader S&P 500 Index, returned 13.9%. During the same period, the Lipper Variable Products Growth Fund Average/10/ returned 12.6%.

Q. Briefly discuss the investment and market environment during the past six months?

A. Over the past six months there has been a gradual change in market leader-ship among large company stocks, as high quality names with stronger fundamen-tals and lower valuations have reasserted themselves. At least momentarily, the broad surge among stocks of the technology sector has abated, indicating that the market may be returning to more of a "stock-picker's haven." Stocks that have been closely associated with the strength of the market in recent years and that led the market in the first quarter, such as America Online, Pfizer and Gillette, were among the worst performing stocks in the S&P 500 in the sec-ond quarter, posting returns of -22.0% or lower.

The S&P 500 Index finished a volatile six months with a total return of 12.2%, and closed at a record high of 1372.66 on June 30th. The index was led by strength among communication equipment firms, such as Lucent and Cisco Systems, brokerage firms (primarily Charles Schwab) and retail stores (especially the Limited), as well as by a rebound in oil services companies like Halliburton. The tobacco industry was a noted underperformer, with a -25.0% return for the six months, primarily due to litigation troubles.

The primary reason for the recent volatility in the market was concern that Federal Reserve would tighten the supply of money. Although inflation has been muted, years of strong economic growth have left a nagging sense among invest-ors that the Fed may look to proactively control growth to a more moderate pace of 3%. As if in answer to these fears, investors were suddenly greeted by an unexpectedly strong Consumer Price Index report for the month of April. In the ensuing weeks, both bonds and stocks suffered under the shadow of a potential rate increase. The Federal Reserve Board chose to raise the target federal funds rate 0.25% to 5.0% at the end of June, in a preemptive strike against in-flation.

However, the Fed surprised the market by changing its bias back to "neutral" following the announcement of the rate hike. Both stocks and bonds rallied on the news to close the period with a strong finish. Ironically, the Fed's return to a neutral bias was followed immediately by more news that economic growth is accelerating. A strong National Purchasing Managers report, Chicago Purchasers Index, and employment report indicate that the economy is sustaining growth above 4.0%. This could ultimately lead the Fed to reconsider its bias if it be-lieves inflationary forces are reemerging.

Q. How did you manage the portfolio during the first half of the year?

A. Our performance was a result of strong gains from both technology and finan-cial stocks. Hewlett-Packard, one of the fund's top positions, surprised Wall Street with a strong earnings report, and finished the six months with a return of 47.7%. IBM gained 40.6%, as investors continue to reward this company for its strong global technology consulting services operation. Other notable per-formers were Texas Instruments (+68.5%), Tyco International (+25.7%), Citigroup (+44.3%) and Morgan Stanley, Dean Witter (+45.3%). Philip Morris, which lan-guished early in the year due to the troubles affecting the tobacco industry, posted a -23.3% return for the period.

Q. What is your outlook for the months ahead?

A. There are positive forces affecting both the economy and the stock market. Consumer spending continues to be strong, although it has decreased from its record pace of the first quarter. Rising real income, lower unemployment, low interest rates, and increased wealth from investments support strong consumer demand and confidence. Corporate earnings continue to be robust, partly due to rising real margins. Also, there is increasing demand for production of elec-tronics, machinery, and heavy equipment, due to the rebound of foreign (notably Asian) economies.

Finally, at the end of June, the White House issued a report predicting a 10-year Federal budget surplus of more than $2.9 trillion. While Republicans have clamored for a sizeable tax cut, the White House has suggested that the surplus can be used to effectively bolster Social Security, Medicare, social programs, and even pay down the national debt. Ultimately, any of these scenarios could have positive long-term impacts on the economy and stock market.

On a more cautionary note, recent statistics have suggested that the U.S. per-sonal savings rate has turned negative. This may be a result of a long-antici-pated "wealth effect," in which consumers, flush with higher real wages and robust stock market gains, begin to increasingly spend some of their new found prosperity. Another indication of such a trend may be the fact that mutual fund sales have contracted in recent months, even though the market continues to rise. A wealth effect may ultimately cause a drain on the economic effi-ciency of the U.S. economy.

The recent change in market leadership and aggregate rise in volatility sug-gests that investors should carefully review the underlying fundamentals and appropriate valuation of every company they consider for investment. As long-term investors, we will continue to concentrate on selecting reasonably priced companies with superior management teams and strong fundamentals, because we believe that properly managing this risk-reward balance is the key to building long-term wealth.


                 A $10,000 investment compared to the S&P 500
                          since the Series' Inception

                             [GRAPH APPEARS HERE]

                                Venture Value             S&P 500

              10/31/94              10,000                 10,000
               6/30/95              11,847                 11,746
               6/30/96              14,477                 14,807
               6/30/97              20,089                 19,924
               6/30/98              24,924                 25,942
               6/30/99              29,824                 31,837

Average Annual Return
                Venture Value                                Lipper Variable
                   Series              S&P 500             Growth Fund Average

       6 months     15.4%                12.2%                    12.6%
         1 year     19.7                 22.7                     20.5
        3 years     27.2                 29.1                     24.5
Since Inception     26.4                 28.2                      n/a


 ..   Fund Facts

Goal: Growth of capital.
Start date: October 31, 1994
Size: $569 million as of June 30, 1999
Manager: Christopher C. Davis has been the manager of the Series since February 1997. Previously, he co-managed the Series with Shelby M.C. Davis from October 1995 to February 1997.
Kenneth C. Feinberg has co-managed the Series since April 1999. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Davis Venture Value Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--96.2% of Total Net Assets

 Shares                                                              Value (a)
         Banks and Savings & Loan--15.9%
 167,759 Bank of America Corp. ..................................   $ 12,298,832
 146,513 Bank One Corp...........................................      8,726,681
 484,780 Citigroup, Inc. ........................................     23,027,050
   1,000 First Union Corp. ......................................         47,000
  28,900 Golden West Financial Corp. ............................      2,832,200
  29,300 State Street Corp.......................................      2,501,487
 133,200 U.S. Bancorp............................................      4,528,800
 507,000 UBS AG (ADR)............................................      7,858,500
 665,400 Wells Fargo & Co. ......................................     28,445,850
                                                                    ------------
                                                                      90,266,400
                                                                    ------------

         Building Materials--4.6%
 142,700 Martin Marietta Materials, Inc..........................      8,419,300
 393,700 Masco Corp..............................................     11,368,088
  69,300 Tyco International, Ltd.................................      6,566,175
                                                                    ------------
                                                                      26,353,563
                                                                    ------------

         Chemicals Total--1.3%
     200 Dow Chemical Co. .......................................         25,375
  41,500 Monsanto Co. ...........................................      1,636,656
 117,200 Vulcan Materials Co.....................................      5,654,900
                                                                    ------------
                                                                       7,316,931
                                                                    ------------

         Consumer Products & Services--3.4%
   2,700 Coca-Cola Co............................................        168,750
  20,000 Colgate-Palmolive Co. ..................................      1,975,000
     900 Fortune Brands, Inc.....................................         37,238
     900 Gallaher Group, Plc. (ADR)..............................         21,994
   2,800 General Electric Co. ...................................        316,400
  53,500 Gillette Co. ...........................................      2,193,500
     800 Maytag Corp. ...........................................         55,750
 359,600 Philip Morris Companies, Inc. ..........................     14,451,424
                                                                    ------------
                                                                      19,220,056
                                                                    ------------

         Diversified Financial Services--11.2%
 248,900 American Express Co. ...................................     32,388,113
  12,400 Boardwalk Equities, Inc. (CAD)..........................        125,474
  77,200 Donaldson, Lufkin & Jenrette, Inc.......................      4,651,300
  83,100 Federal Home Loan Mortgage Corp.........................      4,819,800
 285,800 Household International, Inc............................     13,539,775
   4,700 Provident Companies, Inc................................        188,000
  76,000 Providian Financial Corp................................      7,106,000
  16,900 ReliaStar Financial Corp. ..............................        739,374
                                                                    ------------
                                                                      63,557,836
                                                                    ------------

         Drilling--1.1%
 141,800 Dover Corp..............................................      4,963,000
  22,400 Smith International, Inc.(c)............................        973,000
                                                                    ------------
                                                                       5,936,000
                                                                    ------------


 Shares                                                              Value (a)
         Electronics--6.0%
  18,400 Koninklijke Philips Electronics N.V. (ADR)..............   $  1,856,094
  87,187 Molex, Inc. ............................................      3,225,919
 202,100 Texas Instruments, Inc..................................     29,304,500
                                                                    ------------
                                                                      34,386,513
                                                                    ------------

         Energy--1.6%
     400 Amerada Hess Corp.......................................         23,800
   1,000 Atlantic Richfield Co...................................         83,563
     200 Burlington Resources, Inc...............................          8,650
   1,700 Chevron Corp............................................        161,819
  77,700 Devon Energy Corp. .....................................      2,777,775
   5,600 Exxon Corp. ............................................        431,900
  50,800 Halliburton Co. ........................................      2,298,700
     600 Mobil Corp. ............................................         59,400
  52,900 Schlumberger, Ltd. .....................................      3,369,069
     100 Sempra Energy...........................................          2,263
     500 Sonat, Inc. ............................................         16,561
                                                                    ------------
                                                                       9,233,500
                                                                    ------------

         Hotels & Restaurants--4.7%
 105,400 Marriott International, Inc. ...........................      3,939,325
 556,500 McDonald's Corp. .......................................     22,990,406
                                                                    ------------
                                                                      26,929,731
                                                                    ------------

         Industrial Parts & Equipment--0.2%
  28,700 Cooper Cameron Corp.(c).................................      1,063,694
                                                                    ------------

         International Closed-End Investment Company--0.2%
 125,534 Morgan Stanley Asia Pacific Fund, Inc. .................      1,208,265
                                                                    ------------

         Investment Firms--2.3%
     800 J.P. Morgan & Co., Inc..................................        112,400
 124,155 Morgan Stanley Dean Witter & Co. .......................     12,725,888
                                                                    ------------
                                                                      12,838,288
                                                                    ------------

         Manufacturing--1.8%
 140,300 Applied Materials, Inc.(c)..............................     10,364,663
                                                                    ------------

         Marketing--0.1%
      33 ACNielson Corp.(c)......................................            998
   3,100 WPP Group, Plc. (ADR)...................................        265,825
                                                                    ------------
                                                                         266,823
                                                                    ------------

         Packaging--1.3%
 112,000 Sealed Air Corp.(c).....................................      7,266,000
                                                                    ------------

         Paper Products--0.0%
     894 International Paper Co. ................................         45,147
                                                                    ------------


                See accompanying notes to financial statements.

New England Zenith Fund
(Davis Venture Value Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                              Value (a)
         Pharmaceuticals & Health Care--4.1%
 100,400 American Home Products Corp.............................   $  5,773,000
  86,900 Bristol-Myers Squibb Co.................................      6,121,019
     200 IMS Health, Inc.........................................          6,250
   1,500 Johnson & Johnson.......................................        147,000
  27,500 Merck & Co., Inc........................................      2,035,000
  11,400 Pfizer, Inc.............................................      1,251,150
 121,200 Smithkline Beecham, Plc. (ADR)..........................      8,006,775
                                                                    ------------
                                                                      23,340,194
                                                                    ------------

         Property & Casualty Insurance--13.3%
 115,362 Allstate Corp...........................................      4,138,612
 104,031 American International Group, Inc.......................     12,178,129
     318 Berkshire Hathaway, Inc. Class A(c).....................     21,910,200
      27 Berkshire Hathaway, Inc. Class B(c).....................         60,480
 105,300 Chubb Corp..............................................      7,318,350
  85,200 Progressive Corp. ......................................     12,354,000
 124,650 Transatlantic Holdings, Inc.............................      9,340,959
 148,600 UNUMProvident Corp......................................      8,135,850
  16,300 W.R. Berkley Corp.(c)...................................        407,500
                                                                    ------------
                                                                      75,844,080
                                                                    ------------

         Publishing--1.6%
  27,900 Dow Jones & Company, Inc................................      1,480,444
     100 Dun & Bradstreet Corp. .................................          3,544
  61,300 Gannett Company, Inc....................................      4,375,288
      33 Nielsen Media Research, Inc.(c).........................            965
      20 R.H. Donnelley Corp. ...................................            391
  30,900 Tribune Co..............................................      2,692,163
   1,300 Washington Post Co. Class B.............................        699,074
                                                                    ------------
                                                                       9,251,869
                                                                    ------------

         Real Estate--3.1%
  14,200 Centerpoint Properties Trust............................        520,075
 143,900 Crescent Real Estate Equities Co. ......................      3,417,625
  24,100 Equity Office Properties Trust..........................        617,563
  19,900 Equity Residential Properties Trust.....................        896,744
   9,400 Gables Residential Trust................................        226,775
  87,100 General Growth Properties, Inc..........................      3,092,050
  29,500 Mack-Cali Realty Corp. .................................        912,656
  33,300 Public Storage, Inc.....................................        932,400
  25,200 Reckson Associates Realty Corp. ........................        592,200
 159,000 Rouse Co................................................      4,034,625
  69,800 Vornado Realty Trust....................................      2,464,812
                                                                    ------------
                                                                      17,707,525
                                                                    ------------

         Retail--1.0%
 106,100 Harcourt General, Inc...................................      5,470,781
                                                                    ------------

         Technology--14.0%
 348,600 Hewlett-Packard Co. ....................................     35,034,300
 110,200 Intel Corp..............................................      6,556,900

 Shares                                                              Value (a)
 207,500 International Business Machines Corp....................   $ 26,819,375
 167,300 Oracle Corp.(c).........................................      6,211,013
 150,500 SAP AG (ADR)............................................      5,211,063
   3,000 Unisys Corp.(c).........................................        116,813
                                                                    ------------
                                                                      79,949,464
                                                                    ------------

         Telecommunications--1.6%
  98,104 Globalstar Telecommunications, Ltd.(c)..................      2,274,787
 202,400 Loral Space & Communications, Ltd.(c)...................      3,643,200
  35,400 Motorola, Inc. .........................................      3,354,150
     600 SBC Communications, Inc.................................         34,800
                                                                    ------------
                                                                       9,306,937
                                                                    ------------

         Utilities--0.0%
     300 Carolina Power & Light Co. .............................         12,841
     300 Duke Energy Corp. ......................................         16,313
     200 Edison International....................................          5,350
     200 New England Electric System.............................         10,025
     600 Southern Co.............................................         15,900
     200 Wisconsin Energy Corp...................................          5,012
                                                                    ------------
                                                                          65,441
                                                                    ------------

         Waste Management--1.8%
 194,690 Waste Management, Inc...................................     10,464,588
                                                                    ------------
         Total Common Stocks
          (Identified Cost $390,635,893).........................    547,654,289
                                                                    ------------
Preferred Stocks--0.4%
   7,600 Devon Financing Trust, $3.25............................        454,100
  75,300 General Growth Properties, 7.25%........................      1,807,200
   4,400 Rouse Co., Series B, $3.00..............................        176,550
   2,000 Vornado Realty Trust, 6.50%.............................        101,000
                                                                    ------------
         Total Preferred Stocks (Identified Cost $2,733,077).....      2,538,850
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Davis Venture Value Series)

Investments as of June 30, 1999 (Unaudited)

Short Term Investment--3.3%

    Face
   Amount                                                           Value (a)
 $18,512,000 Repurchase Agreement with State Street Corp. dated
              6/30/1999 at 4.85% to be repurchased at
              $18,514,494 on 7/1/1999, collateralized by
              $19,035,000 Federal National Mortgage Association,
              5.00% due 5/4/2000 with a value of $19,068,140 ...   $ 18,512,000
                                                                   ------------
             Total Short-Term Investments
              (Identified Cost $18,512,000).....................     18,512,000
                                                                   ------------
             Total Investments--99.9%
              (Identified Cost $411,880,970)(b).................    568,705,139
             Other assets less liabilities......................        726,568
                                                                   ------------
             Total Net Assets--100%.............................   $569,431,707
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized appreciation on investments based on cost of $411,880,970 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $161,545,781
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (4,721,612)
                                                                   ------------
   Net unrealized appreciation.................................... $156,824,169
                                                                   ============

(c) Non-Income producing security.
  Key to Abbreviations:

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
           (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
  CAD-- Security is denominated in Canadian Dollars.

                See accompanying notes to financial statements.

New England Zenith Fund
(Davis Venture Value Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)


Assets
 Investments at value....................................           $568,705,139
 Cash....................................................                  2,039
 Foreign cash at value
  (Identified cost $1,164)...............................                  1,117
 Receivable for:
 Securities sold.........................................                130,560
 Fund shares sold........................................              1,335,377
 Dividends and interest..................................                640,579
 Foreign taxes...........................................                  3,811
 Unamortized organization expense........................                    669
                                                                    ------------
 Total Assets............................................            570,819,291
Liabilities
 Payable for:
 Fund shares redeemed....................................  $952,147
 Withholding taxes.......................................     2,946
 Accrued expenses:
 Management fees.........................................   334,108
 Deferred trustees fees..................................     9,312
 Other expenses..........................................    89,071
                                                           --------
 Total Liabilities.......................................              1,387,584
                                                                    ------------
Net Assets...............................................           $569,431,707
                                                                    ============
 Net assets consist of:
 Capital paid in.........................................           $399,338,713
 Undistributed net investment income.....................              1,605,128
 Accumulated net realized gains (losses).................             11,663,732
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................            156,824,134
                                                                    ------------
Net Assets...............................................           $569,431,707
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($569,431,707 divided by 21,308,542 shares of beneficial
 interest)...............................................           $      26.72
                                                                    ============
Identified cost of investments...........................           $411,880,970
                                                                    ============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)

Investment Income
 Dividends........................................               $ 3,181,111(a)
 Interest.........................................                   404,525
                                                                 -----------
                                                                   3,585,636
Expenses
 Management fees..................................  $ 1,824,345
 Trustees' fees and expenses......................       12,557
 Custodian........................................       45,445
 Audit and tax services...........................        9,103
 Legal............................................       16,622
 Printing.........................................       72,302
 Amortization of organization expense.............          997
 Insurance........................................        4,193
 Miscellaneous....................................        7,136
                                                    -----------
 Total expenses...................................                 1,992,700
                                                                 -----------
Net Investment Income.............................                 1,592,936
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net.................................                 9,090,271
 Unrealized appreciation (depreciation) on:
 Investments--net.................................   61,862,417
 Foreign currency transactions--net...............         (113)  61,862,304
                                                    -----------  -----------
 Net gain (loss)..................................                70,952,575
                                                                 -----------
Net Increase (Decrease) in Net Assets From
 Operations.......................................               $72,545,511
                                                                 ===========

(a) Net of foreign taxes of $28,560.

                See accompanying notes to financial statements.

New England Zenith Fund
(Davis Venture Value Series)

Statement of Changes in Net Assets (Unaudited)

                                                                   Six Months
                                                     Year Ended      Ended
                                                    December 31,    June 30,
                                                        1998          1999
                                                    ------------  ------------
From Operations
 Net Investment Income............................. $  2,965,810  $  1,592,936
 Net realized gain (loss)..........................   11,066,435     9,090,271
 Unrealized appreciation (depreciation)............   35,305,436    61,862,304
                                                    ------------  ------------
 Increase (decrease) in net assets from operations.   49,337,681    72,545,511
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income.............................   (2,955,699)            0
 Net realized gain.................................   (8,942,796)            0
                                                    ------------  ------------
 Total distributions...............................  (11,898,495)            0
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................  198,875,194   116,184,489
 Reinvestment of distributions.....................   11,898,495             0
 Cost of shares redeemed...........................  (88,310,045)  (59,649,200)
                                                    ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................  122,463,644    56,535,289
                                                    ------------  ------------
 Total increase (decrease) in net assets...........  159,902,830   129,080,800
Net Assets
 Beginning of the period...........................  280,448,077   440,350,907
                                                    ------------  ------------
 End of the period................................. $440,350,907  $569,431,707
                                                    ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period................................. $     12,192  $  1,605,128
                                                    ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................    9,098,582     4,725,613
 Issued in reinvestment of distributions...........      515,015             0
 Redeemed..........................................   (4,074,457)   (2,439,767)
                                                    ------------  ------------
 Net change........................................    5,539,140     2,285,846
                                                    ============  ============

Financial Highlights (Unaudited)

                          October 31, 1994 (a)                                        Six Months
                                through             Year Ended December 31,             Ended
                              December 31,     -------------------------------------   June 30,
                                  1994          1995      1996      1997      1998       1999
                          -------------------- -------  --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....         $10.00        $  9.62  $  13.10  $  16.09  $  20.80   $  23.15
                                 ------        -------  --------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income..           0.03           0.10      0.13      0.18      0.16       0.08
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........          (0.38)          3.68      3.26      5.20      2.84       3.49
                                 ------        -------  --------  --------  --------   --------
 Total From Investment
  Operations............          (0.35)          3.78      3.39      5.38      3.00       3.57
                                 ------        -------  --------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.....          (0.03)         (0.10)    (0.13)    (0.14)    (0.16)      0.00
 Distributions From Net
  Realized Capital
  Gains.................           0.00          (0.20)    (0.27)    (0.53)    (0.49)      0.00
                                 ------        -------  --------  --------  --------   --------
 Total Distributions....          (0.03)         (0.30)    (0.40)    (0.67)    (0.65)      0.00
                                 ------        -------  --------  --------  --------   --------
Net Asset Value, End of
 Period.................         $ 9.62        $ 13.10  $  16.09  $  20.80  $  23.15   $  26.72
                                 ======        =======  ========  ========  ========   ========
Total Return (%)........           (3.5)(b)       39.3      25.8      33.5      14.4       15.4 (b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............           0.90 (c)       0.90      0.90      0.90      0.83       0.82 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............           2.54 (c)       1.39      1.25      0.94      0.82       0.65 (c)
Portfolio Turnover Rate
 (%)....................              1 (c)         20        18        17        25         20 (c)
Net Assets, End of
 Period (000)...........         $3,371        $35,045  $108,189  $280,448  $440,351   $569,432
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............           3.97 (c)       1.51      0.96      0.90        --         --

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

Goldman Sachs Midcap Value Series
Portfolio Managers: Paul D. Farrell (pictured); Eileen A. Aptman; Matthew B. McLennon & Karma Wilson Goldman Sachs Asset Management

[PHOTO OF PAUL D. FARRELL APPEARS HERE]

Q. How did the portfolio perform in the first half?

A. Over the first six months of 1999, the Goldman Sachs Midcap Value Series returned 15.7% compared to a 10.3% return of the Russell Midcap Index/22/ and a 13.0% return of the Lipper Variable Products Midcap Fund Average/14/.

Q. Briefly discuss the investment and market environment during the past six months?

A. Following a sustained period of extreme outperformance by a short list of giant growth and technology favorites, we witnessed a sudden diffusion of mar-ket leadership during the second quarter of 1999. Our value discipline per-formed well during this period as signs of global economic strength inspired investors to venture towards discounted segments of the market, such as value oriented, smaller capitalized, and economically sensitive industrial stocks. Prior to the market turnaround in April, value oriented, smaller capitalized stocks had reached an unprecedented low in terms of both performance and valu-ation relative to growth oriented, large capitalization stocks. Additionally, the overall market closed the second quarter on a positive note in anticipa-tion of strong second quarter earnings announcements and due to friendly Fed-eral Reserve Board (the "Fed") positioning. The Fed raised its guideline in-terest rate the expected quarter percentage point (0.25%), but indicated neu-trality regarding a future rate increase, putting to rest fears of inflation and sharp future interest rate increases.

Q. How did you manage the portfolio during the first half of the year?

A. We have consistently employed an investment strategy that considers three investment themes: value, momentum, and risk. Believing that the extreme pres-sure upon the mid cap, value stocks was unsustainable, we maintained our con-viction in the unrecognized fundamental strength of our mid cap value hold-ings, and in some cases, we used the opportunity to both increase and initiate positions at attractive prices.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. The primary reasons for the Series' outperformance stem from its middle market capitalization bias, its value-oriented methodology, and strong stock selection. After a weak first quarter, the Series had an extremely strong sec-ond quarter in which it returned over 20%. Rewards during this most recent quarter came from substantial broad-based gains with several of its holdings having double-digit returns. As investors recognized the attractive valuations of smaller companies, we witnessed considerable merger and acquisition ("M&A") activity, significant insider purchases, and the launch of aggressive stock repurchase programs by companies in the lower market capitalization ranges. The Series benefited from some of this M&A activity.

Q. What is your outlook for the months ahead?

A. Despite a strong second quarter, we believe that significant upside remains in several of our holdings and the overall Series. The Series remains signifi-cantly discounted relative to both its universe and to large cap stocks. Based on 1999 earnings, the Russell Midcap Index still sells at over a 20% price-to-earnings discount to the Standard and Poor's 500 Index. The Series is priced at an even greater discount. We continue to be optimistic about the long-term value offered by mid cap companies and consistently maintain a long-term ap-proach towards investing.

     A $10,000 investment compared to the S&P 500 and Russell Midcap Index
                          Since the Series' inception

                             [CHART APPEARS HERE]

                    Mid-Cap Value series      S&P 500         Russell Midcap

        4/30/93           10,000              10,000             10,000
        6/30/93           10,497              10,303              9,590
        6/30/94           10,527              10,441              9,717
        6/30/95           13,718              13,161             11,989
        6/30/96           16,525              16,591             14,686
        6/30/97           19,461              22,325             18,058
        6/30/98           21,947              29,068             22,572
        6/30/99           22,501              35,674             25,124

        Average Annual Return
                                                             Lipper Variable
                                                               Midcap Fund
                   Midcap Value   Russell Midcap   S&P 500       Average

       6 months       15.7%          10.3%          12.2%          13.0%
         1 year        2.5           11.3           22.7           17.3
        3 years       10.8           19.6           29.1           17.9
        5 years       16.4           20.9           27.9           19.0
Since Inception       14.1           17.7           22.9            n/a

 ..   Fund Facts

Goal: Long-term capital appreciation.
Start date: April 30, 1993
Size: $121 million as of June 30, 1999
Managers: Eileen A. Aptman, Paul D. Farrell, Matthew B. McLennan and Karma Wilson. Mr. Farrell is a Managing Director and Msses. Aptman and Wilson and Mr. McLennan are Vice Presidents of Goldman Sachs and have managed the Goldman Sachs Midcap Value Series since September 1998.


Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Goldman Sachs Midcap Value Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--93.5% of Total Net Assets

 Shares                                                              Value (a)

         Aerospace & Defense--3.0%
  41,300 Northrop Grumman Corp. .................................   $  2,738,706
  16,900 TRW, Inc. ..............................................        927,388
                                                                    ------------
                                                                       3,666,094
                                                                    ------------

         Airfreight, Truck & Other--0.7%
  23,200 CNF Transportation, Inc. ...............................        890,300
                                                                    ------------

         Apparel & Textiles--2.6%
 143,800 Fruit of the Loom, Ltd.(c)..............................      1,402,050
  96,600 Reebok International, Ltd.(c)...........................      1,799,175
                                                                    ------------
                                                                       3,201,225
                                                                    ------------

         Auto Suppliers--5.0%
  31,500 AutoZone, Inc.(c).......................................        948,938
   6,300 Dana Corp. .............................................        290,193
  56,500 Federal-Mogul Corp. ....................................      2,938,000
  39,000 Lear Corp.(c)...........................................      1,940,250
                                                                    ------------
                                                                       6,117,381
                                                                    ------------

         Banks--6.2%
 139,700 Pacific Century Financial Corp. ........................      3,012,281
  36,400 Republic New York Corp. ................................      2,482,025
  88,000 Sovereign Bancorp, Inc. ................................      1,067,000
  27,700 UnionBanCal Corp. ......................................      1,000,663
                                                                    ------------
                                                                       7,561,969
                                                                    ------------

         Biotechnology--2.2%
  95,300 Quest Diagnostics, Inc.(c)..............................      2,608,838
                                                                    ------------

         Business Services--2.1%
  26,900 Dun & Bradstreet Corp. .................................        953,269
 129,800 InaCom Corp.(c).........................................      1,638,725
                                                                    ------------
                                                                       2,591,994
                                                                    ------------

         Commercial Products--1.1%
  64,300 Herman Miller, Inc. ....................................      1,350,300
                                                                    ------------

         Electric Utilities--2.9%
 132,600 CMP Group, Inc. ........................................      3,472,463
                                                                    ------------

         Environmental Services--4.0%
 104,700 Allied Waste Industries, Inc.(c)........................      2,067,825
  43,100 Browning-Ferris Industries, Inc. .......................      1,853,300
  37,000 Republic Services, Inc.(c)..............................        915,750
                                                                    ------------
                                                                       4,836,875
                                                                    ------------

         Financial Services--4.7%
   5,900 FINOVA Group, Inc. .....................................        310,488
  45,100 Radian Group, Inc. .....................................      2,201,444
 117,834 Waddell & Reed Financial, Inc. .........................      3,181,517
                                                                    ------------
                                                                       5,693,449
                                                                    ------------


 Shares                                                            Value (a)

         Food & Beverages--3.6%
  97,400 Archer Daniels Midland Co. ...........................   $  1,503,613
 154,000 Fleming Companies, Inc. ..............................      1,790,250
  55,100 Nabisco Group Holdings Corp. .........................      1,077,893
                                                                  ------------
                                                                     4,371,756
                                                                  ------------

         Forest Products--0.8%
  39,500 Georgia-Pacific Corp. ................................        997,375
                                                                  ------------

         Healthcare Management--6.6%
 106,600 Health Management Associates, Inc.(c).................      1,199,250
 110,600 HEALTHSOUTH Corp.(c)..................................      1,652,088
 148,600 Tenet Healthcare Corp.(c).............................      2,758,388
 150,000 Total Renal Care Holdings, Inc.(c)....................      2,334,375
                                                                  ------------
                                                                     7,944,101
                                                                  ------------

         Industrial Parts & Machinery--2.3%
  62,500 AGCO Corp. ...........................................        707,031
  19,600 Stanley Works.........................................        630,875
  90,500 UNOVA, Inc.(c)........................................      1,436,688
                                                                  ------------
                                                                     2,774,594
                                                                  ------------

         Industrial Services--0.5%
  25,100 Ryder System, Inc. ...................................        652,600
                                                                  ------------

         Insurance Brokers & Other Insurance--4.2%
  37,200 Loews Corp. ..........................................      2,943,450
  70,000 Old Republic International Corp. .....................      1,211,875
  15,900 XL Capital, Ltd. .....................................        898,350
                                                                  ------------
                                                                     5,053,675
                                                                  ------------

         Life Insurance--2.7%
  19,100 Aetna, Inc. ..........................................      1,708,256
  23,300 ReliaStar Financial Corp. ............................      1,019,375
  17,500 Torchmark Corp. ......................................        597,188
                                                                  ------------
                                                                     3,324,819
                                                                  ------------

         Logistics/Rails--1.3%
  66,800 Canadian Pacific, Ltd. ...............................      1,590,675
                                                                  ------------

         Newspapers--1.9%
  57,500 A.H. Belo Corp. ......................................      1,132,031
  32,100 New York Times Co. ...................................      1,181,682
                                                                  ------------
                                                                     2,313,713
                                                                  ------------

         Oil & Gas--1.4%
  52,600 Occidental Petroleum Corp. ...........................      1,111,175
  18,300 USX-Marathon Group ...................................        595,894
                                                                  ------------
                                                                     1,707,069
                                                                  ------------


                See accompanying notes to financial statements.

New England Zenith Fund
(Goldman Sachs Midcap Value Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                              Value (a)

         Personal Computers &
          Peripherals--1.7%
   5,700 NCR Corp.(c)............................................   $    278,231
  73,400 Quantum Corp.(c)........................................      1,770,775
                                                                    ------------
                                                                       2,049,006
                                                                    ------------

         Pharmaceuticals--0.9%
 137,100 Perrigo Co.(c)..........................................      1,045,388
                                                                    ------------

         Property & Casualty Insurance--5.6%
   9,700 Allmerica Financial Corp. ..............................        589,881
  53,600 CNA Financial Corp.(c)..................................      2,160,750
  57,100 Everest Reinsurance Holdings, Inc. .....................      1,862,888
  33,700 Horace Mann Educators Corp. ............................        916,219
  35,200 Mercury General Corp. ..................................      1,196,800
                                                                    ------------
                                                                       6,726,538
                                                                    ------------

         Publishing--0.4%
  12,300 R.R. Donnelley & Sons Co. ..............................        455,869
                                                                    ------------

         Refining & Marketing--1.6%
  74,300 Tosco Corp. ............................................      1,927,156
                                                                    ------------

         Restaurants & Hotels--2.0%
  23,700 Promus Hotel Corp.(c)...................................        734,700
  55,500 Starwood Hotels + Resorts...............................      1,696,219
                                                                    ------------
                                                                       2,430,919
                                                                    ------------

         Retail--5.1%
  41,100 Dillard's, Inc. ........................................      1,443,638
  42,200 Federated Department Stores, Inc.(c)....................      2,233,963
  16,200 Ross Stores, Inc. ......................................        816,075
  81,700 Toys 'R' Us, Inc.(c)....................................      1,690,168
                                                                    ------------
                                                                       6,183,844
                                                                    ------------

         Semiconductors--4.4%
  61,000 Avnet, Inc. ............................................      2,836,500
 120,656 Vishay Intertechnology, Inc.(c).........................      2,533,781
                                                                    ------------
                                                                       5,370,281
                                                                    ------------

         Steel--3.7%
 104,200 Ispat International N.V. ...............................      1,152,713
 130,700 UCAR International, Inc.(c).............................      3,300,175
                                                                    ------------
                                                                       4,452,888
                                                                    ------------

         Tobacco--4.3
  20,300 Philip Morris Companies, Inc. ..........................        815,802
  31,367 R.J. Reynolds Tobacco Holdings, Inc.(c).................        988,050
 116,000 UST, Inc................................................      3,393,000
                                                                    ------------
                                                                       5,196,852
                                                                    ------------


   Shares                                                           Value (a)

            Unit Investment Trusts--4.0%
     62,569 S&P 400 MidCap Depositary Receipts..................   $  4,907,756
                                                                   ------------
            Total Common Stocks (Identified Cost $110,390,024)..    113,467,762
                                                                   ------------

Short-Term Investment--7.1%

    Face
   Amount
 $8,601,000 Repurchase Agreement with State Street Corp. dated
             6/30/1999 at 4.7% to be repurchased at $8,602,123
             on 7/1/1999, collateralized by $6,110,000 U.S.
             Treasury Bonds, 13.875% due 5/15/11 with a value of
             $8,775,488.........................................      8,601,000
                                                                   ------------
            Total Short-Term Investments (Identified Cost
             $8,601,000)........................................      8,601,000
                                                                   ------------
            Total Investments--100.6%
             (Identified Cost $118,991,024)(b)..................    122,068,762
            Other assets less liabilities.......................      (780,420)
                                                                   ------------
            Total Net Assets--100%..............................   $121,288,342
                                                                   ============

Short Call Options as of June 30, 1999

                Common               Expiration           Strike            Total
Units           Stocks                  Date              Price             Value
-----       ----------------     ------------------       ------           -------
(135)       Quantum Corp./August 1999                      25.0            $34,594
(114)       Quantum Corp./August 1999                      27.5             19,950
                                                                           -------
            (Total Premiums received $64,985)                              $54,544
                                                                           =======

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized appreciation on investments based on cost of $118,991,024 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..................  $12,575,718
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..................  (9,497,980)
                                                                     -----------
 Net unrealized appreciation.......................................  $ 3,077,738
                                                                     ===========

(c) Non-income producing security.

                See accompanying notes to financial statements.

New England Zenith Fund
(Goldman Sachs Midcap Value Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)

Assets
 Investments at value..................................             $122,068,762
 Cash..................................................                      217
 Receivable for:
 Securities sold.......................................                  542,468
 Fund shares sold......................................                  284,986
 Dividends and interest................................                   93,297
 Foreign taxes.........................................                    1,691
                                                                    ------------
  Total assets.........................................              122,991,421
Liabilities
 Payable for:
 Fund shares redeemed..................................  $  333,320
 Securities purchased..................................   1,186,285
 Options written (Premiums received $64,985)...........      54,544
 Withholding taxes.....................................         956
 Accrued expenses:
 Management fees.......................................      73,421
 Deferred trustees' fees...............................       6,381
 Other expenses........................................      48,172
                                                         ----------
  Total liabilities....................................                1,703,079
                                                                    ------------
Net Assets.............................................             $121,288,342
                                                                    ============
 Net assets consist of:
 Capital paid in.......................................             $117,426,720
 Undistributed net investment
  income...............................................                  588,203
 Accumulated net realized gains (losses)...............                  185,240
 Unrealized appreciation (depreciation) on investments
  and options..........................................                3,088,179
                                                                    ------------
Net Assets.............................................             $121,288,342
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($121,288,342 divided by 853,272 shares of beneficial
 interest).............................................             $     142.14
                                                                    ============
Identified cost of investments.........................             $118,991,024
                                                                    ============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)

Investment Income
 Dividends...........................................               $   755,484(a)
 Interest............................................                   329,722
                                                                    -----------
                                                                      1,085,206
Expenses
 Management fees.....................................  S   413,343
 Trustees' fees and expenses.........................        7,274
 Custodian...........................................       31,676
 Audit and tax services..............................        5,577
 Legal...............................................        4,254
 Printing............................................       33,956
 Insurance...........................................          729
 Miscellaneous.......................................        1,627
                                                       -----------
  Total expenses.....................................      498,436
  Less expenses assumed by the investment adviser....       (2,425)     496,011
                                                       -----------  -----------
Net Investment Income................................                   589,195
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net....................................      305,987
 Options--net........................................       57,860      363,847
                                                       -----------
 Unrealized appreciation (depreciation) on:
 Investments--net....................................   15,410,676
 Options--net........................................       10,441   15,421,117
                                                       -----------  -----------
Net gain (loss)......................................                15,784,964
                                                                    -----------
Net Increase (Decrease) in Net Assets From
 Operations..........................................               $16,374,159
                                                                    ===========

(a)Net of foreign taxes of: $5,681

                See accompanying notes to financial statements.

New England Zenith Fund
(Goldman Sachs Midcap Value Series)

Statement of Changes in Net Assets (Unaudited)

                                                                   Six Months
                                                     Year Ended      Ended
                                                    December 31,    June 30,
                                                        1998          1999
                                                    ------------  ------------
From Operations
 Net investment income............................. $    773,045  $    589,195
 Net realized gain (loss)..........................   24,005,683       363,847
 Unrealized appreciation (depreciation)............  (31,637,944)   15,421,117
                                                    ------------  ------------
 Increase (decrease) in net assets from operations.   (6,859,216)   16,374,159
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income.............................     (774,037)            0
 Net realized gain.................................  (25,623,971)            0
 In excess of net realized gain....................     (178,608)            0
                                                    ------------  ------------
 Total distributions...............................  (26,576,616)            0
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................   39,367,155    19,400,049
 Reinvestment of distributions.....................   26,576,616             0
 Cost of shares redeemed...........................  (34,127,490)  (27,482,894)
                                                    ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................   31,816,281    (8,082,845)
                                                    ------------  ------------
 Total increase (decrease) in net assets...........   (1,619,551)    8,291,314
Net Assets
 Beginning of the period...........................  114,616,579   112,997,028
                                                    ============  ============
 End of the period................................. $112,997,028  $121,288,342
                                                    ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period................................. $       (992) $    588,203
                                                    ============  ============
Number of Shares of the Fund:
 Issued from the sale of shares....................      235,104       152,525
 Issued in reinvestment of distributions...........      219,133             0
 Redeemed..........................................     (206,302)     (219,069)
                                                    ------------  ------------
 Net change........................................      247,935       (66,544)
                                                    ============  ============

Financial Highlights (Unaudited)

                                                                           Six Months
                                     Year Ended December 31,                 Ended
                            ---------------------------------------------   June 30,
                             1994     1995     1996      1997      1998       1999
                            -------  -------  -------  --------  --------  ----------
Net Asset Value, Beginning
 of Period................  $113.67  $112.77  $142.44  $ 157.88  $ 170.59   $ 122.85
                            -------  -------  -------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income....     0.59     0.42     0.11      0.00      1.09       0.69
 Net Realized and
  Unrealized Gain (Loss)
  on Investments..........    (0.89)   33.80    24.88     27.12    (11.41)     18.60
                            -------  -------  -------  --------  --------   --------
 Total From Investment
  operations..............    (0.30)   34.22    24.99     27.12    (10.32)     19.29
                            -------  -------  -------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.......    (0.60)   (0.40)   (0.13)     0.00     (1.09)      0.00
 Distributions From Net
  Realized Capital Gains..     0.00    (4.15)   (9.42)   (14.41)   (36.08)      0.00
 Distributions in Excess
  of Net Realized Capital
  Gains...................     0.00     0.00     0.00      0.00     (0.25)      0.00
                            -------  -------  -------  --------  --------   --------
 Total Distributions......    (0.60)   (4.55)   (9.55)   (14.41)   (37.42)      0.00
                            -------  -------  -------  --------  --------   --------
Net Asset Value, End of
 Period...................  $112.77  $142.44  $157.88  $ 170.59  $ 122.85   $ 142.14
                            =======  =======  =======  ========  ========   ========
Total Return (%)..........     (0.3)    30.4     17.6      17.4      (5.5)      15.7(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%)...............     0.84     0.85     0.85      0.85      0.88       0.90(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%)...............     0.67     0.37     0.08     (0.16)     0.66       1.07(b)
Portfolio Turnover Rate
 (%)......................       67       58       65        49       171        124(b)
Net Assets, End of Period
 (000)......................$25,622  $48,832  $82,667  $114,617  $112,997   $121,288
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial Statements
 would have been (%)......     0.84     1.06     0.92      0.86      0.90       0.90(b)

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

Loomis Sayles Small Cap Series
Lead Portfolio Managers (pictured): Chris R. Ely and Jeffrey C. Petherick Portfolio Managers: Mary C. Champagne, Philip C. Fine and David L. Smith Loomis, Sayles & Company, L.P.

[PHOTO OF CHRIS ELY APPEARS HERE]
[PHOTO OF JEFF PETHERICK APPEARS HERE]

Q. How did the Series perform during the past six months relative to its index and relative to its peers?

A. The Loomis Sayles Small Cap Series was up 3.8% for the first six months of 1999 versus a return of 9.3% for the Russell 2000/23/. The Lipper Variable Products Small Company Fund Average/15/ was up 9.9% over the same time period.

Q. Briefly discuss the investment and market environment during the past six months?

A. The small cap market went from one extreme to the other in the first half of 1999. In the first quarter of the year, the only stocks that seemed to be work-ing were the most speculative, highest P/E or no-earnings stocks. The Internet stocks went crazy, doubling their weight in the Russell 2000 in a flat environ-ment for the rest of the index. Beginning in the second quarter, market partic-ipants witnessed another spectacular move to the upside from the Internet stocks, finishing off the incredible rise that occurred in the first quarter. However on April 12th, the investment community decided that worldwide growth was resuming, sending cyclical stocks and beaten up stocks soaring and Internet stocks falling. In addition there was a broadening of the market toward small and mid cap stocks leading to second quarter returns for the Russell 2000 and the Russell Mid Cap Indices that far exceeded the large-cap dominated S&P 500 Index.

Q. Given this investment environment, what was your investment strategy? What changes did you make since the start of the year?

A. The Series has historically been managed with a greater "value" orientation. Beginning in May 1999, there was a rebalancing of the Series and the Loomis Sayles growth team began to buy stocks reflective of their growth style of man-agement.

On the value side, our style has always been one of finding good quality compa-nies at attractive valuations. The companies we end up buying tend to have the ability to produce manageable earnings growth in the 15% to 17% range. In many cases, the companies we buy can produce growth well in excess of that range and when they do, they tend to be picked up by the growth players. However, the re-cent phenomenon of the Internet stocks has caused many of the growth players to move away from quality companies. While the vast majority of the value stocks in the portfolio have met or exceeded our fundamental expectations, the market has often reacted in an indifferent manner. An exception to this has been in the technology area, where we have had good exposure to many of the strong com-panies in this sector, and where the fundamentals have been rewarded with strong stock returns.

It has also not been a large part of our investment process to focus on beaten-up, downtrodden issues. While we occasionally buy this type of stock, we would much prefer to focus on companies with strong fundamentals. While many of the stocks that moved up sharply in the second quarter were of the deep value kind, we do not feel there is longevity to this move. We plan to adhere to our strat-egy of buying quality companies with strong growth prospects at attractive val-uations.

On the growth side, there was little change to portfolio strategy during the first half of 1999. Upon the initial rebalancing of the Series in May, this portion of the Series was fully invested in small cap growth stocks. The larg-est sector exposure remained in technology issues, principally electronics, telecommunications, and software. Indeed, the technology weighting actually in-creased slightly due to the sector's strong relative performance. The healthcare sector exposure also increased during the second quarter with the addition of two companies providing laser vision correction services.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. Much of the shortfall in performance can be attributed to the lack of expo-sure to Internet stocks, which accounted for four percentage points (4%) of the Russell 2000's first-half total return. There has also been a bias in the mar-ket in the first half of the year toward growth stocks, with the Russell 2000 Growth Index returning 12.8% in the first half versus a 5.1% return for the Russell 2000 Value. The recent addition of the growth component to the Series, managed by the Loomis Sayles growth team, should balance the Series out on a style basis. With regard to particular sectors of the Series, the Series weighting in Health Care and Financial Services, two poorly performing areas, was a negative for performance which was partially offset by our healthy weight and strong stock picks in the technol-ogy area.

Q: What is your outlook for the market and for your portfolio for the next six months? What changes, if any, will you make to the way you manage your portfolio?

A: After several years of underperforming large cap stocks, it appears that small stocks are poised to gain some ground back. Small stocks are as cheap as they have ever been historically and fundamentals continue to be strong. One potential catalyst for earnings growth will be the elimination of Y2K remediation costs beginning later this year. Y2K costs have hit smaller compa-nies disproportionately hard. We will continue our strategy of focusing on companies that have a strong fundamental outlook, whether they fall into the "growth" or "value" styles. Historically Our focus on internally generated, fundamental research has led to strong investment returns for both styles of management.

            A $10,000 investment compared to the Russell 2000 Index
                          since the Series' inception

                             [CHART APPEARS HERE]

                         Small Cap Series            Russell 2000
         5/2/94               10,000                    10,000
        6/30/94                9,628                     9,554
        6/30/95               10,749                    11,471
        6/30/96               14,450                    14,212
        6/30/97               18,305                    16,532
        6/30/98               20,902                    19,261
        6/30/99               20,754                    19,550

Average Annual Return
                    Small Cap      Russell      Lipper Variable Small
                      Series         2000       Company Fund Average

       6 months        3.8%           9.3%              9.9%
         1 year       (0.7)           1.5               4.6
        3 years       12.8           11.2              12.0
        5 years       16.6           15.4              17.5
Since Inception       15.2           13.9               n/a


 ..   Fund Facts

Goal: Long-term capital growth from investment in common stocks or their equivalents.
Start date: May 2, 1994
Size: $240 million as of June 30, 1999
Managers: Chris Ely, Jeffrey Petherick, Mary Champagne, Philip Fine and David Smith. Mr. Petherick has managed the Series since its inception in May 1994. Ms. Champagne joined the management of the Fund in July 1995. Mr. Petherick has also managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1, 1994. Ms. Champagne has co-managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1995. They also manage the Loomis Sayles Small Cap Fund and the Maxim Series--Small Cap Fund. Mr. Petherick joined Loomis Sayles in 1990. Ms. Champagne joined Loomis Sayles in 1993. Mr. Ely, Mr. Fine, and Mr. Smith began co-managing The Series in April 1999. Mr. Ely has also managed the Loomis Sayles portion of the New England Star Small Cap Fund since December 1996. He also manages the Loomis Sayles Aggressive Fund and the Loomis Sayles Small Cap Growth Fund, series of the Loomis Sayles Funds, and the Loomis Sayles Small Company Growth Fund, a series of Loomis Sayles Investment Trust. Mr. Ely joined Loomis Sayles in 1996.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--95.3% of Total Net Assets


 Shares                                                               Value (a)

         Aerospace & Defense--2.2%
  47,300 AAR Corp. ...............................................   $ 1,073,119
  15,200 Alliant Techsystems, Inc.(c).............................     1,314,800
  22,800 GenCorp Inc..............................................       575,700
  31,800 Newport News Shipbuilding, Inc...........................       938,100
  20,800 Nichols Research Corp.(c)................................       455,000
  38,700 Orbital Sciences Corp.(c)................................       914,287
                                                                     -----------
                                                                       5,271,006
                                                                     -----------
         Apparel & Textiles--1.0%
  90,400 Burlington Industries, Inc.(c)...........................       819,250
  29,700 Liz Claiborne, Inc.......................................     1,084,050
  13,900 Springs Industries, Inc..................................       606,388
                                                                     -----------
                                                                       2,509,688
                                                                     -----------
         Automobile & Related--1.9%
  65,300 Intermet Corp. ..........................................       987,663
  34,700 Meritor Automotive, Inc.(c)..............................       884,850
 102,900 Tower Automotive, Inc.(c)................................     2,617,518
                                                                     -----------
                                                                       4,490,031
                                                                     -----------
         Banks & Thrifts--4.4%
  29,000 Bank United Corp. .......................................     1,165,438
  19,400 Chittenden Corp.(c)......................................       606,250
   9,800 City National Corp. .....................................       366,888
  48,300 Colonial BancGroup, Inc..................................       673,181
  58,212 Commercial Federal Corp. ................................     1,349,791
  73,000 Community First Bankshares, Inc..........................     1,742,875
  66,200 Cullen/Frost Bankers, Inc................................     1,824,638
  31,100 Hudson United Bancorp....................................       952,438
  47,000 Local Financial Corp.(c).................................       470,000
  72,200 Staten Island Bancorp, Inc...............................     1,299,600
   6,200 The Pacific Bank, National Association...................       118,186
                                                                     -----------
                                                                      10,569,285
                                                                     -----------
         Beverages--0.3%
  41,900 Whitman Corp. ...........................................       754,200
                                                                     -----------
         Broadcast--T.V./Radio/Cable--1.4%
  25,300 Citadel Communications Corp.(c)..........................       915,544
  33,400 Cumulus Media, Inc.(c)...................................       730,625
  22,000 Entercom Communications Corp.(c).........................       940,500
  30,700 Hearst-Argyle Television, Inc.(c)........................       736,800
                                                                     -----------
                                                                       3,323,469
                                                                     -----------
         Building & Related--1.5%
  51,300 Champion Enterprises, Inc.(c)............................       955,463
  17,500 Furniture Brands International, Inc.(c)..................       487,813
  48,300 Giant Cement Holding, Inc.(c)............................     1,104,863
  21,400 Shaw Industries, Inc.(c).................................       353,100
  10,500 Southdown, Inc...........................................       674,624
                                                                     -----------
                                                                       3,575,863
                                                                     -----------

 Shares                                                               Value (a)

         Chemicals--0.3%
  33,900 Solutia, Inc. ...........................................   $   722,494
                                                                     -----------
         Chemicals--Specialty--1.7%
  35,800 CUNO, Inc.(c)............................................       684,675
  26,700 Cytec Industries, Inc.(c)................................       851,063
   3,000 Ferro Corp. .............................................        82,500
  12,400 Great Lakes Chemical Corp. ..............................       571,175
  28,500 OM Group, Inc. ..........................................       983,250
  21,500 The Scotts Co.(c)........................................     1,023,937
                                                                     -----------
                                                                       4,196,600
                                                                     -----------
         Communication Equipment--4.2%
   9,800 Copper Mountain Networks, Inc.(c)........................       757,050
  43,200 DSP Communications, Inc.(c)..............................     1,247,400
  46,400 Inter-Tel, Inc...........................................       846,800
  18,700 Optical Coating Laboratory, Inc..........................     1,563,788
 116,800 PairGain Technologies, Inc.(c)...........................     1,343,200
  27,700 Powerwave Technologies, Inc.(c)..........................       893,325
  18,550 Proxim, Inc.(c)..........................................     1,075,900
  25,300 Sawtek, Inc.(c)..........................................     1,160,638
  24,500 SDL, Inc.(c).............................................     1,251,030
                                                                     -----------
                                                                      10,139,131
                                                                     -----------
         Communication--Other
          Services--0.8%
  35,100 Dycom Industries, Inc.(c)................................     1,965,600
                                                                     -----------
         Computers--Hardware--0.9%
  54,100 Hutchinson Technology, Inc.(c)...........................     1,501,275
  45,200 SMART Modular Technologies, Inc.(c)......................       785,350
                                                                     -----------
                                                                       2,286,625
                                                                     -----------
         Computers--Software/Service--3.3%
  14,700 Advent Software, Inc.(c).................................       984,900
     150 Ask Jeeves, Inc.(c)......................................         2,100
  18,100 Clarify, Inc.(c).........................................       746,625
  13,100 Concord Communications, Inc.(c)..........................       589,500
  66,000 Genesys Telecommunications Laboratories, Inc.(c).........     1,650,000
  21,200 ISS Group, Inc.(c).......................................       800,300
  18,700 Macromedia, Inc.(c)......................................       659,175
  42,400 Mercury Interactive Corp.(c).............................     1,499,900
  29,400 Visio Corp.(c)...........................................     1,119,038
                                                                     -----------
                                                                       8,051,538
                                                                     -----------
         Consumer--Jewelry/Novelties/
          Gifts--0.4%
  51,100 Jostens, Inc.............................................     1,076,294
                                                                     -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)


 Shares                                                               Value (a)

         Electric Companies--1.1%
  22,600 Bec Energy...............................................   $   932,250
  33,300 Rochester Gas & Electric Corp............................       884,531
  28,700 WPS Resources Corp.......................................       861,000
                                                                     -----------
                                                                       2,677,781
                                                                     -----------
         Electrical Equipment--1.6%
  15,100 Alpha Industries, Inc.(c)................................       719,138
  34,000 Maxwell Technologies, Inc.(c)............................       818,125
  29,100 SCI Systems, Inc.(c).....................................     1,382,250
  46,650 Vishay Intertechnology, Inc.(c)..........................       979,650
                                                                     -----------
                                                                       3,899,163
                                                                     -----------
         Electronics--9.2%
  52,500 Actel Corp.(c)...........................................       774,375
  44,000 Advanced Energy Industries, Inc.(c)......................     1,784,750
  19,000 Applied Micro Circuits Corp.(c)..........................     1,562,750
  31,400 Atmel Corp.(c)...........................................       822,288
  22,700 AVX Corp.................................................       553,313
  13,300 Credence Systems Corp.(c)................................       493,763
  19,500 Cree Research, Inc.(c)...................................     1,500,281
  73,500 Cypress Semiconductor Corp.(c)...........................     1,212,750
  12,900 Dallas Semiconductor Corp................................       651,450
  10,300 Emulex Corp.(c)..........................................     1,145,231
   7,700 Flextronics International, Ltd.(c).......................       427,350
  16,300 hi/fn, inc.(c)...........................................     1,240,838
  21,600 Litton Industries, Inc.(c)...............................     1,549,800
   4,900 Novellus Systems, Inc.(c)................................       334,425
  17,800 Photronics, Inc.(c)......................................       436,100
  26,900 Power Integrations, Inc.(c)..............................     1,967,063
  35,900 PRI Automation, Inc.(c)..................................     1,301,375
  34,100 REMEC, Inc.(c)...........................................       549,863
  39,800 Tektronix, Inc...........................................     1,201,460
  42,800 TranSwitch Corp.(c)......................................     2,027,650
  13,500 Veeco Instruments Inc.(c)................................       459,000
                                                                     -----------
                                                                      21,995,875
                                                                     -----------
         Entertainment--0.7%
  39,700 CEC Entertainment, Inc.(c)...............................     1,677,325
                                                                     -----------
         Financial--Consumer/
          Diversified--5.7%
  89,000 Amresco, Inc.(c).........................................       572,938
 100,300 Anthracite Capital, Inc..................................       658,219
  66,900 Brandywine Realty Trust..................................     1,325,456
 105,700 Capital Automotive REIT(c)...............................     1,400,525
  64,599 Healthcare Realty Trust, Inc.............................     1,356,579
 117,000 Imperial Credit Industries, Inc.(c)......................       829,969
  12,000 Jones Lang Lasalle Inc.(c)...............................       357,750
  77,700 Liberty Property Trust...................................     1,932,788
  37,700 Metris Companies, Inc....................................     1,536,275

 Shares                                                               Value (a)

         Financial--Consumer/Diversified--(Continued)
  46,000 Pacific Gulf Properties, Inc. ...........................   $ 1,040,750
  49,400 Sun Communities, Inc. ...................................     1,753,700
 160,500 UniCapital Corp.(c)......................................     1,013,155
                                                                     -----------
                                                                      13,778,104
                                                                     -----------
         Foods--2.0%
  24,500 Corn Products International, Inc.(c).....................       745,719
  78,300 International Multifoods Corp............................     1,766,644
  67,100 Michael Foods, Inc.......................................     1,576,850
  24,000 The Earthgrains Co.......................................       619,500
                                                                     -----------
                                                                       4,708,713
                                                                     -----------
         Freight Transportation--0.6%
  27,300 CNF Transportation, Inc..................................     1,047,638
  26,500 Wisconsin Central Transportation Corp.(c)................       500,187
                                                                     -----------
                                                                       1,547,825
                                                                     -----------
         Health Care--Biotechnology--2.0%
  27,700 Alkermes, Inc.(c)........................................       640,563
  26,100 ICOS Corp.(c)............................................     1,065,206
  13,900 IDEC Pharmaceuticals Corp.(c)............................     1,071,169
  31,100 Medicis Pharmaceutical Corp.(c)..........................       789,163
  23,750 Pharmacyclics, Inc.(c)...................................       665,000
  31,100 Visible Genetics, Inc.(c)................................       501,487
                                                                     -----------
                                                                       4,732,588
                                                                     -----------
         Health Care--Drugs--1.1%
  14,000 Biovail Corp International(c)............................       714,875
  17,200 ChiRex, Inc.(c)..........................................       552,550
  33,900 Dura Pharmaceuticals, Inc.(c)............................       404,681
  22,300 Jones Pharma, Inc........................................       878,063
                                                                     -----------
                                                                       2,550,169
                                                                     -----------
         Health Care--Medical Property/Supplies--3.9%
  22,000 Biomatrix, Inc.(c).......................................       475,750
  60,700 CONMED Corp.(c)..........................................     1,858,938
  29,800 DENTSPLY International, Inc. ............................       834,400
  34,000 DVI, Inc.(c).............................................       582,250
 101,600 Endosonics Corp.(c)......................................       711,200
  47,300 Invacare Corp............................................     1,265,275
  14,000 MiniMed, Inc.(c).........................................     1,077,125
  23,700 Osteotech, Inc.(c).......................................       681,375
  32,300 Respironics, Inc.(c).....................................       488,536
  29,400 Xomed Surgical Products, Inc.(c).........................     1,431,414
                                                                     -----------
                                                                       9,406,263
                                                                     -----------
         Health Care--Services--3.6%
  25,600 Alterra Healthcare Corp.(c)..............................       352,000
  54,800 Beverly Enterprises, Inc.(c).............................       441,825

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                               Value (a)

         Health Care--Services--(Continued)
  60,000 Capital Senior Living Corp.(c)...........................   $   600,000
  21,300 First Health Group Corp.(c)..............................       459,281
  33,100 Foundation Health Systems, Inc.(c).......................       496,500
  23,900 Laser Vision Centers, Inc.(c)............................     1,505,700
 131,400 Medaphis Corp.(c)........................................       755,550
  44,000 MedQuist, Inc.(c)........................................     1,925,000
  41,600 TLC The Laser Center, Inc.(c)............................     1,996,800
                                                                     -----------
                                                                       8,532,656
                                                                     -----------
         Insurance--5.2%
  32,400 AmerUs Life Holdings, Inc................................       874,800
  46,400 Annuity And Life Re Holdings, Ltd.(c)....................     1,041,100
  17,900 Arthur J. Gallagher & Co. ...............................       886,050
  23,300 Capital Re Corp..........................................       374,256
  74,000 CNA Surety Corp..........................................     1,133,125
  42,400 HCC Insurance Holdings, Inc..............................       961,950
  16,800 Liberty Financial Companies, Inc. .......................       489,300
  22,350 Medical Assurance, Inc.(c)...............................       631,388
  30,300 Protective Life Corp.....................................       999,900
  15,400 Radian Group, Inc. ......................................       751,713
  19,900 Reinsurance Group of America, Inc........................       701,475
  56,700 StanCorp Financial Group, Inc.(c)........................     1,701,000
  56,600 Trigon Healthcare, Inc.(c)...............................     2,058,824
                                                                     -----------
                                                                      12,604,881
                                                                     -----------
         Investment Management--0.7%
  90,400 Federated Investors, Inc.................................     1,621,550
                                                                     -----------
         Leisure Time--Products--0.4%
  22,100 Harman International Industries, Inc. ...................       972,400
                                                                     -----------
         Lodging/Hotels--0.5%
  51,885 MeriStar Hospitality Corp.(c)............................     1,164,170
                                                                     -----------
         Machinery--0.4%
  52,300 Milacron, Inc............................................       967,550
                                                                     -----------
         Manufacturing--Diversified--4.0%
  32,050 A.O. Smith Corp. ........................................       897,400
  20,000 Carlisle Companies, Inc..................................       962,500
  23,700 Cordant Technologies, Inc.(c)............................     1,070,944
  22,000 Crane Co.................................................       691,625
  24,800 National Service Industries, Inc. .......................       892,800
  30,600 Pentair, Inc.............................................     1,399,950
  54,300 Premark International, Inc...............................     2,036,250
  18,600 SPX Corp.(c).............................................     1,553,100
                                                                     -----------
                                                                       9,504,569
                                                                     -----------
         Manufacturing--Special--1.2%
  55,900 Federal Signal Corp. ....................................     1,184,381
  66,500 Hussmann International, Inc. ............................     1,101,406
  28,500 Regal-Beloit Corp........................................       673,313
                                                                     -----------
                                                                       2,959,100
                                                                     -----------

 Shares                                                               Value (a)

         Metals & Mining--1.0%
  60,800 Bethlehem Steel Corp.(c).................................   $   467,400
  17,000 Carpenter Technology Corp. ..............................       485,561
  11,400 Harsco Corp..............................................       364,800
  67,300 Worthington Industries, Inc..............................     1,106,245
                                                                     -----------
                                                                       2,424,006
                                                                     -----------
         Natural Gas--1.7%
  81,900 MCN Energy Group, Inc. ..................................     1,699,425
  14,100 New Jersey Resources Corp. ..............................       527,869
  37,300 Public Service Company of North Carolina, Inc............     1,091,025
  26,700 Washington Gas Light Co. ................................       694,200
                                                                     -----------
                                                                       4,012,519
                                                                     -----------
         Office Equipment & Supply--0.9%
   9,500 Bell & Howell Co.(c).....................................       359,219
  26,600 Hon Industries, Inc......................................       776,387
  29,000 National Computer Systems, Inc...........................       978,750
                                                                     -----------
                                                                       2,114,356
                                                                     -----------
         Oil & Gas--Drilling Equipment--2.7%
  36,700 Atwood Oceanics, Inc.(c).................................     1,146,875
  11,500 Cooper Cameron Corp.(c)..................................       426,219
  71,700 Global Industries, Ltd.(c)...............................       918,656
  88,100 Marine Drilling Companies, Inc.(c).......................     1,205,869
  41,500 Maverick Tube Corp.(c)...................................       578,406
  66,100 Patterson Energy, Inc.(c)................................       652,738
  28,800 Santa Fe International Corp. ............................       662,400
  31,300 Tidewater, Inc. .........................................       954,650
                                                                     -----------
                                                                       6,545,813
                                                                     -----------
         Oil & Gas--Exploration Products--0.9%
  43,900 Newfield Exploration Co.(c)..............................     1,248,406
  47,200 Plains Resources, Inc.(c)................................       896,800
                                                                     -----------
                                                                       2,145,206
                                                                     -----------
         Paper & Forest Products--0.8%
  27,100 Chesapeake Corp..........................................     1,014,556
  29,900 Consolidated Papers, Inc. ...............................       799,825
                                                                     -----------
                                                                       1,814,381
                                                                     -----------
         Restaurants--0.7%
  10,900 Foodmaker, Inc.(c).......................................       309,288
  23,400 Ruby Tuesday, Inc........................................       444,600
  35,500 Wendy's International, Inc. .............................     1,005,093
                                                                     -----------
                                                                       1,758,981
                                                                     -----------
         Retail--Food Chains--1.1%
  32,500 Hannaford Bros. Co. .....................................     1,738,750
  27,000 The Great Atlantic & Pacific
          Tea Company, Inc........................................       912,938
                                                                     -----------
                                                                       2,651,688
                                                                     -----------

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                             Value (a)

         Retail--General Merchandise--1.1%
  30,600 99 Cents Only Stores(c)................................   $ 1,528,088
  19,700 BJ's Wholesale Club, Inc.(c)...........................       592,231
  16,300 Saks, Inc.(c)..........................................       470,662
                                                                   -----------
                                                                     2,590,981
                                                                   -----------
         Retail--Specialty--4.0%
  29,400 Ann Taylor Stores Corp.(c).............................     1,323,000
  91,900 Burlington Coat Factory Warehouse Corp. ...............     1,774,819
  36,700 Cost Plus, Inc.(c).....................................     1,669,850
  31,400 Linens N Things, Inc.(c)...............................     1,373,750
  25,900 Michaels Stores, Inc.(c)...............................       793,188
  63,550 Pacific Sunwear Of California, Inc.(c).................     1,549,031
   7,700 Talbots, Inc...........................................       293,563
  16,600 The Buckle, Inc.(c)....................................       477,250
  10,200 Wet Seal, Inc.(c)......................................       291,974
                                                                   -----------
                                                                     9,546,425
                                                                   -----------
         Services--7.8%
  13,100 Abacus Direct Corp.(c).................................     1,198,650
  61,100 ACNielson Corp.(c).....................................     1,848,275
  35,700 ADVO, Inc.(c)..........................................       740,775
  43,400 Borg-Warner Security Corp.(c)..........................       881,563
  17,100 Concentric Network Corp.(c)............................       679,725
  77,200 Daisytek International Corp.(c)........................     1,259,325
  75,900 Information Resources, Inc.(c).........................       664,125
  44,000 Labor Ready, Inc.(c)...................................     1,430,000
  11,100 National Data Corp.....................................       474,525
  29,900 Nielsen Media Research, Inc............................       874,575
  10,800 QRS Corp.(c)...........................................       842,400
  92,400 R.H. Donnelley Corp....................................     1,807,575
  17,100 Softnet Systems, Inc.(c)...............................       476,663
  37,500 The Profit Recovery Group International, Inc.(c).......     1,774,217
  34,000 United Stationers, Inc.(c).............................       748,000
  28,000 USWeb Corp.(c).........................................       621,250
  77,000 Viad Corp. ............................................     2,382,188
                                                                   -----------
                                                                    18,703,831
                                                                   -----------
         Services--Data Processing--0.2%
   8,500 Security First Technologies Corp.(c)...................       383,563
                                                                   -----------
         Services--Facility Environment--1.1%
  26,200 American States Water Co...............................       743,425
  38,000 Metzler Group, Inc.(c).................................     1,049,750
  44,375 Tetra Tech, Inc.(c)....................................       732,188
                                                                   -----------
                                                                     2,525,363
                                                                   -----------

   Shares                                                            Value (a)

             Specialty Printing--1.2%
      43,400 Deluxe Corp. .......................................   $  1,689,888
      41,700 Harte-Hanks, Inc. ..................................      1,131,112
                                                                    ------------
                                                                       2,821,000
                                                                    ------------
             Telecommunication--Long Distance--1.5%
      29,300 Boston Communications Group, Inc.(c)................        393,714
      29,400 CapRock Communications Corp.(c).....................      1,190,700
      41,800 Transaction Network Services, Inc.(c)...............      1,222,650
      14,800 Viatel, Inc.(c).....................................        830,650
                                                                    ------------
                                                                       3,637,714
                                                                    ------------
             Telephone--0.4%
      33,900 ITC DeltaCom, Inc.(c)...............................        949,200
                                                                    ------------
             Total Common Stocks
              (Identified Cost $205,942,696).....................    228,857,533
                                                                    ------------

Short-Term Investments--6.3%

    Face
   Amount
 $11,428,404 Associates First Capital Corp.,
              5.250%, 7/1/99.....................................     11,428,404
   3,800,000 Chevron Corp., 5.500%, 7/1/99.......................      3,800,000
                                                                    ------------
             Total Short-Term Investment
              (Identified Cost $15,228,404)......................     15,228,404
                                                                    ------------
             Total Investments--101.6%
              (Identified Cost $221,171,100)(b)..................    244,085,937
             Other assets less liabilities.......................    (3,950,114)
                                                                    ------------
             Total Net Assets--100%..............................   $240,135,823
                                                                    ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 1999 the net unrealized appreciation on investments based on cost of $221,171,100 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 31,842,595
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (8,927,758)
                                                                   ------------
   Net unrealized appreciation.................................... $ 22,914,837
                                                                   ============

For federal income tax purposes, the Series has a capital loss carryforward at June 30, 1999 of approximately $6,763,123 which will expire in 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

(c) Non-income producing security.

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)


Assets
 Investments at value.................................            $244,085,937
 Receivable for:
 Securities sold......................................               1,554,103
 Fund shares sold.....................................               1,080,098
 Dividends and interest...............................                 202,856
                                                                  ------------
   Total Assets.......................................             246,922,994
Liabilities
 Payable for:
 Fund shares redeemed................................. $  421,661
 Securities purchased.................................  6,130,123
 Accrued expenses:
 Management fees......................................    142,332
 Deferred trustees fees...............................      5,973
 Other expenses.......................................     87,082
                                                       ----------
   Total Liabilities..................................               6,787,171
                                                                  ------------
Net Assets............................................            $240,135,823
                                                                  ============
 Net assets consist of:
 Capital paid in......................................            $221,663,345
 Undistributed net investment income..................                 713,640
 Accumulated net realized gains (losses)..............              (5,155,999)
 Unrealized appreciation (depreciation) on
  investments.........................................              22,914,837
                                                                  ------------
Net Assets............................................            $240,135,823
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($240,135,823 divided by 1,507,093 shares of
 beneficial interest).................................            $     159.34
                                                                  ============
Identified cost of investments........................            $221,171,100
                                                                  ============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)

Investment Income
 Dividends..............................................              $1,402,081
 Interest...............................................                 372,099
                                                                      ----------
                                                                       1,774,180
Expenses
 Management fees........................................  $1,091,684
 Trustees' fees and expenses............................       8,981
 Custodian..............................................      60,960
 Audit and tax services.................................       6,291
 Legal..................................................       7,241
 Printing...............................................      54,416
 Insurance..............................................       1,630
 Miscellaneous..........................................       2,841
                                                          ----------
  Total expenses........................................   1,234,044
  Less expenses assumed by the investment adviser.......    (142,360)  1,091,684
                                                          ----------  ----------
Net Investment Income...................................                 682,496
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net.......................................               1,737,436
 Unrealized appreciation (depreciation) on:
 Investments--net.......................................               5,827,210
                                                                      ----------
Net gain (loss).........................................               7,564,646
                                                                      ----------
Net Increase (Decrease) in Net Assets From Operations...              $8,247,142
                                                                      ==========

                See accompanying notes to financial statements.

New England Zenith Fund
(Loomis Sayles Small Cap Series)

Statement of Changes in Net Assets (Unaudited)

                                                                    Six Months
                                                      Year Ended      Ended
                                                     December 31,    June 30,
                                                         1998          1999
                                                     ------------  ------------
From Operations
 Net investment income.............................  $  1,909,702  $    682,496
 Net realized gain (loss)..........................    (6,792,530)    1,737,436
 Unrealized appreciation (depreciation)............       899,887     5,827,210
                                                     ------------  ------------
 Increase (decrease) in net assets from operations.    (3,982,941)    8,247,142
                                                     ------------  ------------
From Distributions to Shareholders
 Net investment income.............................    (1,908,277)            0
 Net realized gain.................................    (1,896,046)            0
 In excess of net realized gain....................      (106,613)            0
                                                     ------------  ------------
 Total distributions...............................    (3,910,936)            0
                                                     ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................   108,988,919    45,681,799
 Reinvestment of distributions.....................     3,910,936             0
 Cost of shares redeemed...........................   (66,521,977)  (52,382,573)
                                                     ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................    46,377,878    (6,700,774)
                                                     ------------  ------------
 Total increase (decrease) in net assets...........    38,484,001     1,546,368
Net Assets
 Beginning of the period...........................   200,105,454   238,589,455
                                                     ------------  ------------
 End of the period.................................  $238,589,455  $240,135,823
                                                     ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period.................................  $     31,144  $    713,640
                                                     ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................       707,174       316,835
 Issued in reinvestment of distributions...........        25,977             0
 Redeemed..........................................      (438,200)     (363,823)
                                                     ------------  ------------
 Net change........................................       294,951       (46,988)
                                                     ============  ============

Financial Highlights (Unaudited)

                          May 2, 1994(a)                                        Six Months
                             through           Year Ended December 31,            Ended
                           December 31,   ------------------------------------   June 30,
                               1994        1995     1996      1997      1998       1999
                          --------------  -------  -------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....     $100.00      $ 96.61  $118.80  $ 144.29  $ 158.92   $ 153.52
                             -------      -------  -------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income..        0.14         0.85     1.05      1.22      1.24       0.45
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       (3.38)       26.93    35.03     34.11     (4.01)      5.37
                             -------      -------  -------  --------  --------   --------
 Total From Investment
  Operations............       (3.24)       27.78    36.08     35.33     (2.77)      5.82
                             -------      -------  -------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.....       (0.15)       (0.78)   (1.03)    (1.21)    (1.24)      0.00
 Distributions From Net
  Realized Capital
  Gains.................        0.00        (4.81)   (9.56)   (19.49)    (1.32)      0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........        0.00         0.00     0.00      0.00     (0.07)      0.00
                             -------      -------  -------  --------  --------   --------
 Total Distributions....       (0.15)       (5.59)  (10.59)   (20.70)    (2.63)      0.00
                             -------      -------  -------  --------  --------   --------
Net Asset Value, End of
 Period.................     $ 96.61      $118.80  $144.29  $ 158.92  $ 153.52   $ 159.34
                             =======      =======  =======  ========  ========   ========
Total Return (%)........        (3.2)(b)     28.9     30.7      24.9      (1.7)       3.8(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        1.00 (c)     1.00     1.00      1.00      1.00       1.00(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        0.32 (c)     1.26     1.15      0.97      0.88       0.63(c)
Portfolio Turnover Rate
 (%)....................          80 (c)       98       62        87       111        153(c)
Net Assets, End of
 Period (000)...........     $ 3,105      $27,741  $89,194  $200,105  $238,589   $240,136
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............        2.31 (c)     1.91     1.29      1.14      1.10       1.13(c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

MFS Investors Series
Portfolio Managers: John D. Laupheimer and Mitchell D. Dynan

[PHOTO OF JOHN LAUPHEIMER APPEARS HERE]
[PHOTO OF MITCH DYNAN APPEARS HERE]

Q. As the Series was just established at the end of April, how did the Series perform during the past two months?

A. For the two months ended June 30, 1999, the Series provided a total return of 2.3%. This compares to a 3.0% return for the S&P 500/25/, for the same pe-riod.

Q. Briefly discuss the investment and market environment during the past several months. Given this investment environment, what was your investment strategy? What changes did you make?

A. Even though many technology stocks have performed well for over a year, we feel the price volatility of this sector relative to its long-term potential is too great for this Series. Meanwhile, stocks of cyclical companies such as chemicals performed quite well this spring, but they have since stalled out. That did not surprise us because we feel very few cyclical stocks have the po-tential to grow their earnings at the rate we're looking for. We prefer compa-nies whose price-to-earnings ratios have been more favorable than that of the market as a whole. Therefore, the Series has large weightings in companies such as United Technologies, an aerospace, defense, and building-equipment company; Xerox, an office equipment company; AlliedSignal, an aerospace, auto-motive, and environmental- controls company; and Bell Atlantic, a telecommuni-cations company.

Recent additions to the Series included Newell Rubbermaid. Newell bought Rubbermaid in the first quarter of this year, and we believe the combined company could have a near monopoly on a range of consumer staples, including Rolodexes. It also sells home products such as drapery, hardware, and kitchen accessories. Rubbermaid had a broad product line that was very popular, but its reputation for customer satisfaction was poor, while Newell brings a strong customer orientation to the table. Wells Fargo & Co., a California-based bank, is now among the Series' top 10 holdings. It acquired Norwest Corp., a Minnesota-based bank, last fall, bringing together two financial services companies with good cost controls and, in our opinion, growth potential. The financial services industry has been a favorite for a long time, but we are slowly lowering our stake in this area. Most banks prefer to see interest rates go up so they can reprice loans and fee-based services quickly when they do. So far, however, there has been little indication that interest rates are going to go up enough to let the banks take these steps. Also, as the number of mergers continues to increase, there has been competition for market share but little real growth in the sector.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis)? What investment decisions were most effective and which ones were least effective?

A. The Series seeks to provide growth of capital with less risk, or price vol-atility, than the overall market as represented by the S&P 500. We believe we can provide favorable long-term returns by taking this risk-adjusted approach rather than by overweighting sectors that may be showing strong performance in the short term. This strategy has resulted in an underweighting, relative to the S&P 500, in technology and in cyclicals, that is, companies whose busi-nesses tend to improve during strong economic cycles, and is the primary rea-son for the Series' underperformance.

One of the Series' best-performing sectors has been telecommunications. The
biggest positions in this sector include Bell   Atlantic, MCI WorldCom, Alltel
Corp., SBC Communications, and Sprint's long-distance telephone group. Sales growth for these companies and for telecommunications companies in general has been very strong. The Internet has driven demand for telecommunications serv-ices, and both telecommunications equipment and service companies have per-formed well as a result.

Q. What is your outlook for the market and your Series for the next six months? What changes, if any, will you make to the way you manage your Series?

A. Going forward, we will continue to avoid stocks that we feel are the most expensive in relation to their earnings potential, and we will not pursue what we feel are short-term market trends. We believe this risk-adjusted approach should provide favorable long-term results.

 .. Fund Facts

Goal: Reasonable current income
and long-term growth of capital
and income.

Start date: April 30, 1999

Size: $5 million as of June 30,
1999

Managers: John Laupheimer and
Mitchell Dynan. Mr. Laupheimer and
Mr. Dynan have managed the Series
since its inception.

New England Zenith Fund
(MFS Investors Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--98.0% of Total Net Assets


 Shares                                                               Value (a)

        Aerospace & Defense--2.7%
  1,000 AlliedSignal, Inc. ........................................   $   63,000
    400 General Dynamics Corp......................................       27,400
    200 Lockheed Martin Corp. .....................................        7,450
    400 Raytheon Co. ..............................................       27,550
    200 TRW, Inc...................................................       10,975
                                                                      ----------
                                                                         136,375
                                                                      ----------
        Automotive--0.8%
    500 Federal-Mogul Corp.........................................       26,000
    300 Ford Motor Co. ............................................       16,931
                                                                      ----------
                                                                          42,931
                                                                      ----------
        Banks--6.1%
    700 Bank of America Corp. .....................................       51,319
    100 Bayerische HypoVereinsbank (EUR)...........................        6,494
  1,350 Citigroup, Inc.............................................       64,125
    200 Comerica, Inc..............................................       11,888
    100 Fleet Financial Group, Inc.................................        4,437
    200 National City Corp. .......................................       13,100
    300 Northern Trust Corp........................................       29,100
    100 PNC Bank Corp. ............................................        5,763
  1,200 U.S. Bancorp...............................................       40,800
  2,000 Wells Fargo & Co...........................................       85,500
                                                                      ----------
                                                                         312,526
                                                                      ----------
        Banks & Thrifts--0.7%
    400 State Street Corp..........................................       34,150
                                                                      ----------
        Beverages--1.5%
  1,100 Anheuser-Busch Companies, Inc. ............................       78,031
                                                                      ----------
        Broadcasting--0.6%
    400 MediaOne Group, Inc.(c)....................................       29,750
                                                                      ----------
        Business Services--0.7%
    400 Computer Sciences Corp.(c).................................       27,675
  2,000 Rentokil Initial, Plc. (GBP)...............................        7,755
                                                                      ----------
                                                                          35,430
                                                                      ----------
        Chemicals--0.3%
    100 E.I. du Pont de Nemours & Co...............................        6,831
    100 PPG Industries, Inc........................................        5,906
    100 Rohm & Haas Co. ...........................................        4,288
                                                                      ----------
                                                                          17,025
                                                                      ----------
        Chemicals-Specialty--0.3%
    400 AstraZeneca PLC (GBP)......................................       15,466
                                                                      ----------
        Computer Hardware--0.5%
    400 Sun Microsystems, Inc.(c)..................................       27,550
                                                                      ----------

 Shares                                                               Value (a)

        Computer Software & Services--5.5%
    400 BMC Software, Inc.(c)......................................   $   21,600
  1,000 Computer Associates International, Inc.....................       55,000
    400 DST Systems, Inc.(c).......................................       25,150
  1,600 Microsoft Corp.(c).........................................      144,300
  1,000 Oracle Corp.(c)............................................       37,125
                                                                      ----------
                                                                         283,175
                                                                      ----------
        Computers & Business Equipment--4.3%
    600 Cisco Systems, Inc.(c).....................................       38,663
    500 Hewlett-Packard Co. .......................................       50,250
    200 International Business Machines Corp.......................       25,850
  1,800 Xerox Corp. ...............................................      106,312
                                                                      ----------
                                                                         221,075
                                                                      ----------
        Drugs--7.1%
  1,000 American Home Products Corp................................       57,500
  1,100 Bristol-Myers Squibb Co. ..................................       77,481
    500 Merck & Co., Inc. .........................................       37,000
    600 Pfizer, Inc. ..............................................       65,850
    900 Pharmacia & Upjohn, Inc. ..................................       51,131
    600 Schering-Plough Corp. .....................................       31,800
    600 Warner-Lambert Co..........................................       41,624
                                                                      ----------
                                                                         362,386
                                                                      ----------
        Electric Utilities--3.9%
    500 CMS Energy Corp............................................       20,938
    500 Duke Energy Corp...........................................       27,188
    500 FirstEnergy Corp...........................................       15,500
    400 GPU, Inc...................................................       16,875
    200 New Century Energies, Inc. ................................        7,763
    600 NiSource, Inc..............................................       15,488
    500 PECO Energy Co. ...........................................       20,938
    500 Pinnacle West Capital Corp. ...............................       20,125
    900 Texas Utilities Co. .......................................       37,125
    400 Unicom Corp. ..............................................       15,423
                                                                      ----------
                                                                         197,363
                                                                      ----------
        Electronics--1.0%
    600 Emerson Electric Co........................................       37,725
    100 Honeywell, Inc. ...........................................       11,588
                                                                      ----------
                                                                          49,313
                                                                      ----------
        Energy Reserves--4.6%
    800 BP Amoco, Plc. (ADR).......................................       86,800
    200 Chevron Corp...............................................       19,038
    200 Coastal Corp. .............................................        8,000
    900 Exxon Corp. ...............................................       69,412
    500 Mobil Corp. ...............................................       49,500
                                                                      ----------
                                                                         232,750
                                                                      ----------

                See accompanying notes to financial statements.

New England Zenith Fund
(MFS Investors Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                               Value (a)

        Financial Institutions--5.0%
    200 American Express Co........................................   $   26,025
  1,000 Associates First Capital Corp..............................       44,313
    300 Equitable Companies, Inc. .................................       20,100
    800 Federal Home Loan Mortgage Corp. ..........................       46,400
    700 First Data Corp............................................       34,256
    700 General Electric Co........................................       79,100
     50 Goldman Sachs Group, Inc...................................        3,612
                                                                      ----------
                                                                         253,806
                                                                      ----------
        Food & Beverages--1.8%
    400 Bestfoods..................................................       19,800
    300 Coca-Cola Co...............................................       18,750
    100 Hershey Foods Corp. .......................................        5,938
    300 Interstate Bakeries Corp. .................................        6,731
    200 Nabisco Holdings Corp. ....................................        8,650
    200 PepsiCo, Inc...............................................        7,737
    400 Quaker Oats Co.............................................       26,550
                                                                      ----------
                                                                          94,156
                                                                      ----------
        Gas & Pipeline Utilities--0.7%
    600 Columbia Energy Group......................................       37,613
                                                                      ----------
        Health Care--Products--5.2%
    600 Becton, Dickinson & Co. ...................................       18,000
    900 Guidant Corp.(c)...........................................       46,294
    600 Johnson & Johnson..........................................       58,800
    600 Medtronic, Inc. ...........................................       46,725
  1,000 Tyco International, Ltd. ..................................       94,750
                                                                      ----------
                                                                         264,569
                                                                      ----------
        Health Care--Services--0.9%
    700 HEALTHSOUTH Corp.(c).......................................       10,456
    600 United Healthcare Corp. ...................................       37,575
                                                                      ----------
                                                                          48,031
                                                                      ----------
        Hotels & Restaurants--1.4%
  1,700 McDonald's Corp. ..........................................       70,231
                                                                      ----------
        Household Products--5.1%
    200 Clorox Co. ................................................       21,363
    400 Colgate-Palmolive Co.......................................       39,500
  1,100 Gillette Co. ..............................................       45,100
  1,100 Newell Rubbermaid, Inc. ...................................       51,150
    600 Procter & Gamble Co. ......................................       53,550
  1,700 Ralston Purina Co. ........................................       51,743
                                                                      ----------
                                                                         262,406
                                                                      ----------
        Industrial Parts & Machinery--3.8%
    300 Danaher Corp...............................................       17,438
    300 Illinois Tool Works, Inc...................................       24,600

 Shares                                                               Value (a)

        Industrial Parts & Machinery--(Continued)
    300 Mannesmann AG (EUR)........................................   $   44,749
  1,500 United Technologies Corp...................................      107,531
                                                                      ----------
                                                                         194,318
                                                                      ----------
        Leisure--0.2%
    200 Carnival Corp. ............................................        9,700
                                                                      ----------
        Life Insurance--3.0%
    200 Aflac, Inc.................................................        9,575
     20 Axa (EUR)..................................................        2,423
    900 CIGNA Corp. ...............................................       80,100
    800 Lincoln National Corp., Inc. ..............................       41,850
    500 Torchmark Corp. ...........................................       17,062
                                                                      ----------
                                                                         151,010
                                                                      ----------
        Media & Entertainment--3.0%
    200 Reuters Group, Plc. (ADR)..................................       16,212
  1,000 The Walt Disney Co.........................................       30,813
  1,000 Time Warner, Inc...........................................       73,500
    400 Tribune Co. ...............................................       34,850
                                                                      ----------
                                                                         155,375
                                                                      ----------
        Multimedia--0.4%
  1,700 Reuters Group, Plc. (GBP)..................................       22,361
                                                                      ----------
        Oil--Refining & Distribution--0.1%
    200 USX-Marathon Group.........................................        6,513
                                                                      ----------
        Paper & Forest Products--0.2%
    200 International Paper Co. ...................................       10,100
                                                                      ----------
        Property & Casualty Insurance--5.1%
  1,100 Allstate Corp. ............................................       39,462
    400 American International Group, Inc. ........................       46,825
    200 Chubb Corp.................................................       13,900
  1,400 Hartford Financial Services Group..........................       81,638
    300 MBIA, Inc. ................................................       19,425
    400 Progressive Corp. .........................................       58,000
                                                                      ----------
                                                                         259,250
                                                                      ----------
        Publishing--1.0%
    300 Gannett Company, Inc.......................................       21,412
    600 New York Times Co..........................................       22,088
    200 Wolters Kluwer N.V. (EUR)..................................        8,010
                                                                      ----------
                                                                          51,510
                                                                      ----------

                See accompanying notes to financial statements.

New England Zenith Fund
(MFS Investors Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                               Value (a)

        Retail--Clothing--1.2%
    500 Nordstrom, Inc. ...........................................   $   16,750
  1,300 TJX Companies, Inc. .......................................       43,306
                                                                      ----------
                                                                          60,056
                                                                      ----------
        Retail--Department Store--2.2%
    500 Dayton Hudson Corp.........................................       32,500
  1,600 Wal-Mart Stores, Inc. .....................................       77,200
                                                                      ----------
                                                                         109,700
                                                                      ----------
        Retail--Food & Drug--3.4%
    867 Albertson's, Inc...........................................       44,705
  2,200 Kroger Co.(c)..............................................       61,462
  1,400 Safeway, Inc.(c)...........................................       69,300
                                                                      ----------
                                                                         175,467
                                                                      ----------
        Retail--Specialty--2.4%
  1,100 CVS Corp. .................................................       55,825
    500 Home Depot, Inc. ..........................................       32,219
    800 Office Depot, Inc. ........................................       17,650
    600 Rite Aid Corp..............................................       14,775
                                                                      ----------
                                                                         120,469
                                                                      ----------
        Semi-Conductors--1.5%
    500 Intel Corp. ...............................................       29,750
    500 Motorola, Inc. ............................................       47,379
                                                                      ----------
                                                                          77,129
                                                                      ----------
        Transportation--0.7%
    500 Canadian National Railway Co. .............................       33,500
                                                                      ----------
        Telecommunication--8.6%
    900 ALLTEL Corp................................................       64,350
    400 Ameritech Corp. ...........................................       29,400
  1,500 Bell Atlantic Corp. .......................................       98,063
    300 BellSouth Corp. ...........................................       14,060
    600 LM Ericsson Telephone Co. (ADR)............................       19,763
  1,000 MCI Worldcom, Inc.(c)......................................       86,060
    200 Nortel Networks Corp. .....................................       17,363
  1,100 SBC Communications, Inc. ..................................       63,800
    700 Sprint Corp. ..............................................       36,969
    200 Sprint Corp.(c)............................................       11,425
                                                                      ----------
                                                                         441,253
                                                                      ----------
        Tobacco--0.5%
    600 Philip Morris Companies, Inc...............................       24,113
                                                                      ----------
        Total Common Stocks
         (Identified Cost $4,882,522)..............................    5,007,932
                                                                      ----------

Preferred Stock--0.2%

 Shares                                                               Value (a)

        Electric Utilities--0.2%
    100 Houston Industries, Inc. ..................................   $   11,925
                                                                      ----------
        Total Preferred Stock
         (Identified Cost $11,616).................................       11,925
                                                                      ----------

Bonds & Notes--0.1%

  Face
 Amount
        Convertible Bond--0.1%
 $6,000 Bell Atlantic Financial Services, Inc.
         4.250%, 9/15/05...........................................   $    6,135
                                                                      ----------
        Total Bonds & Notes
         (Identified Cost $6,667)..................................        6,135
                                                                      ----------
        Total Investments--98.3%
         (Identified Cost $4,900,805)(b)...........................    5,025,992
        Other assets less liabilities..............................       86,767
                                                                      ----------
        Total Net Assets--100%.....................................   $5,112,759
                                                                      ==========

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized appreciation on investments based on cost of $4,900,805 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................. $230,836
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value................. (105,649)
                                                                     --------
   Net unrealized appreciation...................................... $125,187
                                                                     ========

(c) Non-income producing security.

Key to Abbreviations:

ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

EUR--Euro Currency

GBP--Pound Sterling

                See accompanying notes to financial statements.

New England Zenith Fund
(MFS Investors Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)



Assets
 Investments at value......................................          $5,025,992
 Cash......................................................              96,661
 Foreign cash at value
 (Identified cost $8,097)..................................               8,072
 Receivable for:
 Securities sold...........................................              39,835
 Fund shares sold..........................................                 615
 Dividends and interest....................................               4,026
 Foreign taxes.............................................                  46
 Due from Investment Adviser...............................               6,647
                                                                     ----------
 Total Assets..............................................           5,181,894
Liabilities
 Payable for:
 Fund shares redeemed......................................  $   615
 Securities purchased......................................   54,397
 Accrued expenses..........................................   14,123
                                                             -------
 Total Liabilities.........................................              69,135
                                                                     ----------
Net Assets.................................................          $5,112,759
                                                                     ==========
 Net assets consist of:
 Capital paid in...........................................          $5,000,000
 Undistributed net investment income.......................               5,790
 Accumulated net realized gains (losses)...................             (18,130)
 Unrealized appreciation (depreciation) on investments and
  foreign currency.........................................             125,099
                                                                     ----------
Net Assets.................................................          $5,112,759
                                                                     ==========
Computation of offering price :
Net asset value and redemption price per share ($5,112,759
 divided by 500,000 shares of beneficial interest).........          $    10.23
                                                                     ==========
Identified cost of investments.............................          $4,900,805
                                                                     ==========

Statement of Operations
For the Period April 30, 1999(a)
through June 30, 1999 (Unaudited)

Investment Income
 Dividends..................................................           $ 10,225
 Interest...................................................              3,041
                                                                       --------
                                                                         13,266
Expenses
 Management fees............................................    6,230
 Custodian..................................................    5,803
 Audit and tax services.....................................    2,500
 Legal......................................................    5,220
 Printing...................................................      500
 Miscellaneous..............................................      100
                                                              -------
 Total expenses.............................................   20,353
 Less expenses assumed by the investment
  adviser...................................................  (12,877)    7,476
                                                              -------  --------
Net Investment Income.......................................              5,790
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net...........................................  (17,960)
 Foreign currency transactions--net.........................     (170)  (18,130)
                                                              -------
 Unrealized appreciation (depreciation) on:
 Investments--net...........................................  125,187
 Foreign currency--net......................................      (88)  125,099
                                                              -------  --------
Net gain (loss).............................................            106,969
                                                                       --------
Net Increase (Decrease) in Net Assets From Operations.......           $112,759
                                                                       ========

(a) Commencement of operations.
(b)  Net of foreign taxes of: $97

                See accompanying notes to financial statements.

New England Zenith Fund
(MFS Investors Series)

Statement of Changes in Net Assets (Unaudited)

                                                              April 30, 1999(a)
                                                                   through
                                                                  June 30,
                                                                    1999
                                                              -----------------
From Operations
 Net investment income.......................................    $    5,790
 Net realized gain (loss)....................................       (18,130)
 Unrealized appreciation (depreciation)......................       125,099
                                                                 ----------
 Increase (decrease) in net assets from operations...........       112,759
                                                                 ----------
From Capital Share Transactions
 Proceeds from sale of shares................................     5,106,009
 Cost of shares redeemed.....................................      (106,009)
                                                                 ----------
 Increase (decrease) in net assets from capital share
  transactions...............................................     5,000,000
                                                                 ----------
 Total increase (decrease) in net assets.....................     5,112,759
Net Assets
 Beginning of the period.....................................             0
                                                                 ----------
 End of the period...........................................    $5,112,759
                                                                 ==========
Undistributed (overdistributed) Net Investment Income
 End of the period...........................................    $    5,790
                                                                 ==========
Number of shares of the Fund:
 Issued from the sale of shares..............................       510,681
 Issued in reinvestment of distributions.....................             0
 Redeemed....................................................       (10,681)
                                                                 ----------
 Net Change..................................................       500,000
                                                                 ==========

(a) Commencement of operations.

Financial Highlights (Unaudited)

                            April 30, 1999(a)
                                 through
                                June 30,
                                  1999
                            -----------------
Net Asset Value, Beginning
 of Period................       $10.00
                                 ------
Income From Investment
 Operations
 Net Investment Income....         0.01
 Net Realized and
  Unrealized Gain (Loss)
  on Investments..........         0.22
                                 ------
 Total From Investment
  operations..............         0.23
                                 ------
Net Asset Value, End of
 Period...................       $10.23
                                 ======
Total Return (%)..........          2.3(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%)...............         0.90(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%)...............         0.70(c)
Portfolio Turnover Rate
 (%)......................           47(c)
Net Assets, End of Period
 (000)......................     $5,113
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial Statements
 would have been (%)......         2.45(c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

MFS Research Managers Series
Portfolio Managers: Managed by a Committee of MFS equity research analysts overseen by Alec Murray, Associate Director of Equity Research (pictured)

(PHOTO OF ALEC MURRAY APPEARS HERE)

Q. As the Series was just established at the end of April, how did the Series perform during the past two months?

A. For the two months ended June 30, 1999, the Series provided a total return of 5.4%. This compares to a 3.0% return for the S&P 500/25/, for the same pe-riod.

Q. Briefly discuss the investment and market environment during the past several months. Given this investment environment, what was your investment strategy? What changes did you make?

A. The Series relies on MFS(R) Original ResearchSM to incorporate the best ideas of our more than 30 equity analysts, who cover small-, mid-, and large-cap companies. Therefore, the Series is broadly diversified. However, the eq-uity market has, until recently, been very narrow, with 25 to 50 large-growth stocks outperforming the rest of the stocks in the S&P 500. This Series is not designed to outperform in a market favoring a small group of stocks. As the market continues to broaden, we expect the Series to benefit.

The Series currently has a light position, relative to the S&P 500, in large-cap growth stocks and heavy positions in small- and mid-cap stocks, whose long-term opportunities we think are more attractive. Small- and mid-cap stocks are selling at much cheaper prices relative to earnings than large-cap growth stocks. Stocks with lower prices relative to earnings are less vulnerable to negative events such as earnings disappointments or a broad market downturn. We think the companies in the Series will see higher growth rates than many of the large-cap stocks. At the same time, we are avoiding Internet stocks or other companies trading at what we see as unsustainably high prices relative to their earnings.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis)? What investment decisions were most effective and which ones were least effective?

A. Three industry sectors have helped performance: financial services, lei-sure, and technology. The Series' gains in financial services largely came from brokerage and investment banking stocks. Specifically, the Series had large holdings in Morgan Stanley Dean Witter and Merrill Lynch, both of which are well managed and experienced in the markets they serve. Companies around the world are using firms like Morgan Stanley and Merrill Lynch to help ar-range mergers.

Most of the Series' leisure stocks are in the restaurant industry. For the past dozen years restaurants, particularly the national chains, generally have been poor investments because the number of new ones has exceeded demand. However, in the past year or so restaurants such as McDonald's and Wendy's have stopped adding domestic capacity. Now, the U.S. economy is strong, and people are eating out more often. The result is greater demand at existing restaurants and higher profits.

The leading contributors to technology performance were semiconductor companies such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown as well as by the fact that it had built up its manufacturing capability to a point at which there was too much supply in some market segments, so prices came down. Now, demand is beginning to catch up with supply and Asia seems to be recovering, both of which helped semiconductor companies.

The continuing strength of the U.S. economy has supported companies whose businesses can benefit from strengthening economic cycles. For example, the Series has benefited from its paper holdings such as Abitibi-Consolidated and Bowater that are, respectively, the number-one and number-two newsprint producers worldwide. Bowater recently acquired a competitor, Avenor, which should give Bowater greater market share as well as the cost-savings benefits that can come from consolidation. Both Bowater and Abitibi are global in scope and are benefiting from a favorable supply/demand environment, which should result in price increases.

A few of the Series' retailing holdings have underperformed. Although the retailing environment has been very good and Dayton Hudson, the department store chain, has performed well, the Series was hurt by two stocks, Rite Aid and CompUSA. We have had a significant position in Rite Aid because we believe that as the population ages, people will use more prescription medicines. However, Rite Aid opened too many stores in a short period of time and underestimated the costs of closing old stores. The company also had inventory and accounting problems. Over the long term, however, we believe Rite Aid will continue to benefit from increasing prescription sales. CompUSA, meanwhile, is losing computer and software sales to companies that sell over the telephone or on the Internet. Also, some business customers, who tend to buy more expensive equipment, are cutting orders to prepare for any Year 2000 (Y2K) computer problems. By the end of this year, we think the Y2K issue will largely be resolved, and the company should perform better.

Q. What is your outlook for the market and your Series for the next six months? What changes, if any, will you make to the way you manage your Series?

A. Looking ahead, we see a continuation of a low-inflation, low-interest-rate environment, which would mean steady economic growth and a strong consumer sec-tor. However, we expect the U.S. economy to slow from its rapid pace of the past few quarters and the S&P 500's average growth rate to fall to single di-gits this year. Given that earnings growth is falling while stock prices are rising, we do not believe prices of many companies, particularly the big ones, are attractive. Therefore, the Series is avoiding companies with declining earnings and, instead, is focusing on companies with at least flat to acceler-ating growth. For example, Gillette had troubles in Asia and missed its earn-ings estimates for a couple of quarters. Now, with Asia turning around, we think the company should grow at 11% this year and 15% next year, and may pro-vide a good opportunity for the Series.

 .. Fund Facts

Goal: Long-term growth of capital.

Start date: April 30, 1999

Size: $5 million as of June 30,
1999

Manager: A committee of MFS equity
research analysts overseen by Alec
Murray. Mr. Murray is the
Associate Director of MFS Equity
Research. The committee has
managed the Series since its
inception.

New England Zenith Fund
(MFS Research Managers Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--98.8% of Total Net Assets


    Shares                                                            Value (a)

              Aerospace--1.0%
          800 Gulfstream Aerospace Corp.(c)........................   $   54,050
                                                                      ----------

              Aerospace & Defense--0.7%
          500 Raytheon Co., Class B................................       35,188
                                                                      ----------

              Automotive--1.0%
          900 Federal-Mogul Corp...................................       46,800
          100 SPX Corp.............................................        8,350
                                                                      ----------
                                                                          55,150
                                                                      ----------

              Banks--7.0%
          400 Bank of America Corp. ...............................       29,325
        1,100 Bank of New York Co., Inc............................       40,356
          400 Chase Manhattan Corp.................................       34,650
        1,500 Citigroup, Inc.......................................       71,250
          900 PNC Bank Corp. ......................................       51,863
          700 U.S. Bancorp.........................................       23,800
          175 UBS AG (CHF).........................................       52,215
        1,500 Wells Fargo & Co.....................................       64,125
                                                                      ----------
                                                                         367,584
                                                                      ----------

              Broadcasting--1.5%
          500 Comcast Corp.(c).....................................       19,219
        1,300 Infinity Broadcasting Corp...........................       38,675
          300 MediaOne Group, Inc.(c)..............................       22,312
                                                                      ----------
                                                                          80,206
                                                                      ----------

              Business Services--0.3%
          100 Modis Professional Services, Inc.(c).................        1,375
          150 VeriSign, Inc.(c)....................................       12,938
                                                                      ----------
                                                                          14,313
                                                                      ----------

              Chemicals-Specialty--1.0%
        1,000 AstraZeneca PLC (GBP)................................       38,665
          500 Cambrex Corp. .......................................       13,125
                                                                      ----------
                                                                          51,790
                                                                      ----------

              Computer Hardware--1.6%
        1,200 Sun Microsystems, Inc.(c)............................       82,650
                                                                      ----------

              Computer Software & Services--9.5%
        1,500 BMC Software, Inc.(c)................................       81,000
          200 Citrix Systems, Inc.(c)..............................       11,300
          500 Computer Associates International, Inc...............       27,500
        1,300 Compuware Corp.(c)...................................       41,356
        2,200 Microsoft Corp.(c)...................................      198,413
        3,300 Oracle Corp.(c)......................................      122,512
          400 Synopsys, Inc.(c)....................................       22,075
                                                                      ----------
                                                                         504,156
                                                                      ----------


    Shares                                                            Value (a)

              Computers & Business Equipment--4.3%
        1,800 Cisco Systems, Inc.(c)...............................   $  115,988
          600 EMC Corp.(c).........................................       33,000
          300 Hewlett-Packard Co. .................................       30,150
          800 Xerox Corp. .........................................       47,250
                                                                      ----------
                                                                         226,388
                                                                      ----------

              Consumer Goods & Services--0.1%
          100 McKesson HBOC, Inc...................................        3,213
                                                                      ----------

              Drugs--5.8%
        1,700 American Home Products Corp..........................       97,750
        1,200 Bristol-Myers Squibb Co. ............................       84,525
          800 Cardinal Health, Inc.................................       51,300
        1,300 Pharmacia & Upjohn, Inc. ............................       73,856
                                                                      ----------
                                                                         307,431
                                                                      ----------

              Electric Utilities--1.0%
          600 CMS Energy Corp......................................       25,125
          800 MidAmerican Energy Holdings Co.(c)...................       27,700
                                                                      ----------
                                                                          52,825
                                                                      ----------

              Electronics--5.0%
        2,400 Analog Devices, Inc.(c)..............................      120,450
          400 Honeywell, Inc. .....................................       46,350
        1,000 Motorola, Inc. ......................................       94,750
                                                                      ----------
                                                                         261,550
                                                                      ----------

              Energy Reserves--4.2%
          100 Atlantic Richfield Co................................        8,356
          700 BP Amoco, Plc. (ADR).................................       75,950
          900 Conoco, Inc..........................................       25,088
          800 Mobil Corp. .........................................       79,200
        1,300 Repsol, S.A. (EUR)...................................       26,735
          100 Total Fina S.A. (ADR)................................        6,444
                                                                      ----------
                                                                         221,773
                                                                      ----------

              Financial Services--4.2%
        1,400 Associates First Capital Corp........................       62,037
          100 Charles Schwab Corp. ................................       10,987
          700 CIT Group, Inc. .....................................       20,213
          845 Equitable Companies, Inc. ...........................       56,615
          600 First Data Corp. ....................................       29,363
           50 Goldman Sachs Group, Inc. ...........................        3,613
          300 Morgan Stanley Dean Witter & Co. ....................       30,750
          100 Providian Financial Corp.............................        9,350
                                                                      ----------
                                                                         222,928
                                                                      ----------

              Food & Beverages--1.7%
          600 Anheuser-Busch Companies, Inc. ......................       42,563
          200 Bestfoods............................................        9,900

                See accompanying notes to financial statements.

New England Zenith Fund
(MFS Research Managers Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

    Shares                                                            Value (a)

              Food & Beverages--(Continued)
          400 Coca-Cola Co. .......................................   $   25,000
          300 Nabisco Holdings Corp. ..............................       12,975
                                                                      ----------
                                                                          90,438
                                                                      ----------

              Gas & Pipeline Utilities--0.3%
          300 Columbia Energy Group................................       18,806
                                                                      ----------

              Health Care-Products--5.4%
        1,300 Guidant Corp.(c).....................................       66,869
          700 Medtronic, Inc. .....................................       54,513
        1,700 Tyco International, Ltd. ............................      161,075
           20 VISX, Inc.(c)........................................        1,583
                                                                      ----------
                                                                         284,040
                                                                      ----------

              Health Care-Services--2.2%
        2,700 HEALTHSOUTH Corp.(c )................................       40,331
        1,200 United Healthcare Corp. .............................       75,150
                                                                      ----------
                                                                         115,481
                                                                      ----------

              Hotels & Restaurants--1.5%
        1,900 McDonald's Corp. ....................................       78,494
                                                                      ----------

              Household Products--6.5%
          500 Clorox Co. ..........................................       53,406
          300 Colgate-Palmolive Co.................................       29,625
        1,200 Dial Corp. ..........................................       44,625
        1,100 Gillette Co..........................................       45,100
          900 Newell Rubbermaid, Inc. .............................       41,850
          800 Procter & Gamble Co..................................       71,400
        1,800 Ralston Purina Co. ..................................       54,788
                                                                      ----------
                                                                         340,794
                                                                      ----------

              Industrial Parts & Machinery--4.0%
          600 Danaher Corp. .......................................       34,875
          300 Mannesmann AG (EUR)..................................       44,749
        1,800 United Technologies Corp.............................      129,038
                                                                      ----------
                                                                         208,662
                                                                      ----------

              Internet Software--0.1%
           50 BackWeb Technologies, Ltd.(c)........................        1,369
           50 Phone.com, Inc.(c)...................................        2,800
           50 Software.com, Inc.(c)................................        1,159
                                                                      ----------
                                                                           5,328
                                                                      ----------

              Leisure--0.6%
          600 Carnival Corp. ......................................       29,100
                                                                      ----------

              Life Insurance--4.2%
          855 CIGNA Corp. .........................................       76,095
          700 Conseco, Inc. .......................................       21,306

    Shares                                                          Value (a)

              Life Insurance--(Continued)
        1,350 Lincoln National Corp., Inc. ......................   $   70,622
          400 Nationwide Financial Services, Inc. ...............       18,100
          800 ReliaStar Financial Corp...........................       35,000
                                                                    ----------
                                                                       221,123
                                                                    ----------

              Manufacturing--0.1%
          200 Newport News Shipbuilding, Inc. ...................        5,900
                                                                    ----------

              Media & Entertainment--3.4%
          700 CBS Corp.(c).......................................       30,406
        2,200 The Walt Disney Co. ...............................       67,788
        1,100 Time Warner, Inc. .................................       80,850
                                                                    ----------
                                                                       179,044
                                                                    ----------

              Packaging--0.6%
          900 Owens-Illinois, Inc.(c)............................       29,419
                                                                    ----------

              Paper & Forest Products--0.9%
          500 Abitibi-Consolidated, Inc..........................        5,688
          500 Bowater, Inc.......................................       23,625
          900 Smurfit-Stone Container Corp.(c)...................       18,506
                                                                    ----------
                                                                        47,819
                                                                    ----------

              Property & Casualty Insurance--1.6%
          325 American International Group, Inc. ................       38,045
          800 Hartford Financial Services Group..................       46,650
                                                                    ----------
                                                                        84,695
                                                                    ----------

              Publishing--0.5%
          400 Gannett Company, Inc. .............................       28,550
                                                                    ----------

              Retail-Clothing--0.5%
          800 TJX Companies, Inc. ...............................       26,650
                                                                    ----------

              Retail-Department Store--1.3%
          500 Dayton Hudson Corp.................................       32,500
          700 Wal-Mart Stores, Inc. .............................       33,775
                                                                    ----------
                                                                        66,275
                                                                    ----------

              Retail-Food & Drug--2.2%
        2,200 Kroger Co.(c)......................................       61,460
        1,100 Safeway, Inc.(c)...................................       54,450
                                                                    ----------
                                                                       115,910
                                                                    ----------

              Retail-Specialty--2.7%
        1,000 CompUSA, Inc.(c)...................................        7,438
        1,300 CVS Corp. .........................................       65,975
        1,300 Office Depot, Inc.(c)..............................       28,680
        1,700 Rite Aid Corp......................................       41,863
                                                                    ----------
                                                                       143,956
                                                                    ----------

                See accompanying notes to financial statements.

New England Zenith Fund
(MFS Research Managers Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

    Shares                                                           Value (a)

              Semi-Conductors--1.7%
        2,000 LSI Logic Corp.(c)..................................   $   92,250
                                                                     ----------

              Telecommunication--8.6%
        1,500 Bell Atlantic Corp..................................       98,063
          200 LM Ericsson Telephone Co. (ADR).....................        6,588
        2,000 LM Ericsson Telephone Co. (SEK).....................       64,200
        1,600 MCI Worldcom, Inc.(c)...............................      137,700
          800 Sprint Corp. .......................................       42,250
        1,800 Sprint Corp.(c).....................................      102,825
                                                                     ----------
                                                                        451,626
                                                                     ----------
              Total Common Stocks
               (Identified Cost $4,909,531).......................    5,205,555
                                                                     ----------
              Total Investments--98.8%
               (Identified Cost $4,909,531)(b)....................    5,205,555
              Other assets less liabilities.......................       64,392
                                                                     ----------
              Total Net Assets--100%..............................   $5,269,947
                                                                     ==========
(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized appreciation on investments based on cost of $4,909,531 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................  $  390,521
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value................     (94,497)
                                                                     ----------
   Net unrealized appreciation.....................................  $  296,024
                                                                     ==========

(c) Non-income producing security.

Key to Abbreviations:

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
  CHF--Swiss Franc
  EUR--Euro Currency
  GBP--Pound Sterling
  SEK--Swedish Krona

                See accompanying notes to financial statements.

New England Zenith Fund
(MFS Research Managers Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)


Assets
 Investments at value......................................          $5,205,555
 Cash......................................................             101,864
 Receivable for:
 Securities sold...........................................              47,144
 Fund shares sold..........................................                 615
 Dividends and interest....................................               1,716
 Foreign taxes.............................................                  31
 Due from Investment Adviser...............................               6,964
                                                                     ----------
  Total Assets.............................................           5,363,889
Liabilities
 Payable for:
 Fund shares redeemed......................................  $   619
 Securities purchased......................................   78,815
 Accrued expenses..........................................   14,508
                                                             -------
  Total Liabilities........................................              93,942
                                                                     ----------
Net Assets.................................................          $5,269,947
                                                                     ==========
 Net assets consist of:
 Capital paid in...........................................          $5,000,000
 Undistributed net investment income.......................               1,065
 Accumulated net realized gains
  (losses).................................................             (27,136)
 Unrealized appreciation (depreciation) on investments and
  foreign currency.........................................             296,018
                                                                     ----------
Net Assets.................................................          $5,269,947
                                                                     ==========
Computation of offering price:
Net asset value and redemption price per share ($5,269,947
 divided by 500,000 shares of beneficial interest).........          $    10.54
                                                                     ==========
Identified cost of investments.............................          $4,909,531
                                                                     ==========


Statement of Operations
For the Period April 30, 1999(a)
through June 30, 1999 (Unaudited)
Investment Income
 Dividends...............................................            $  5,489(b)
 Interest................................................               3,120
                                                                     --------
                                                                        8,609
Expenses
 Management fees.........................................  $  6,287
 Custodian...............................................     6,188
 Audit and tax services..................................     2,500
 Legal...................................................     5,220
 Printing................................................       500
 Miscellaneous...........................................       100
                                                           --------
 Total expenses..........................................    20,795
 Less expenses assumed by the investment adviser.........   (13,251)    7,544
                                                           --------  --------
Net Investment Income....................................               1,065
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net........................................   (26,898)
 Foreign currency transactions--net......................      (238)  (27,136)
                                                           --------
 Unrealized appreciation (depreciation) on: Investments--
  net....................................................   296,024
 Foreign currency trans--net.............................        (6)  296,018
                                                           --------  --------
Net gain (loss)..........................................             268,882
                                                                     --------
Net Increase (Decrease) in Net Assets From Operations....            $269,947
                                                                     ========

(a) Commencement of operations.
(b) Net of foreign taxes of: $71

                See accompanying notes to financial statements.

New England Zenith Fund
(MFS Research Managers Series)

Statement of Changes in Net Assets (Unaudited)

                                                              April 30, 1999(a)
                                                                   through
                                                                  June 30,
                                                                    1999
                                                              -----------------
From Operations
 Net investment income.......................................    $    1,065
 Net realized gain (loss)....................................       (27,136)
 Unrealized appreciation (depreciation)......................       296,018
                                                                 ----------
 Increase (decrease) in net assets from operations...........       269,947
                                                                 ----------
From Capital Share Transactions
 Proceeds from sale of shares................................     5,094,437
 Cost of shares redeemed.....................................       (94,437)
                                                                 ----------
 Increase (decrease) in net assets from capital share
  transactions...............................................     5,000,000
                                                                 ----------
 Total increase (decrease) in net assets.....................     5,269,947
Net Assets
 Beginning of the period.....................................             0
                                                                 ----------
 End of the period...........................................    $5,269,947
                                                                 ==========
Undistributed (over distributed) Net Investment Income
 End of the period...........................................    $    1,065
                                                                 ==========
Number of Shares of the Fund:
 Issued from the sale of shares..............................       509,410
 Redeemed....................................................        (9,410)
                                                                 ----------
 Net change..................................................       500,000
                                                                 ==========

(a) Commencement of operations.

Financial Highlights (Unaudited)

                            April 30, 1999(a)
                                 through
                                June 30,
                                  1999
                            -----------------
Net Asset Value, Beginning
 of Year..................       $10.00
                                 ------
Income From Investment
 Operations
 Net Investment Income....         0.00
 Net Realized and
  Unrealized Gain (Loss)
  on Investments..........         0.54
                                 ------
 Total From Investment
  operations..............         0.54
                                 ------
Net Asset Value, End of
 Year.....................       $10.54
                                 ======
Total Return (%)..........          5.4(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%)...............         0.90(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%)...............         0.13(c)
Portfolio Turnover Rate
 (%)......................           97(c)
Net Assets, End of Year
 (000)......................     $5,270
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial Statements
 would have been (%)......         2.48(c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

Westpeak Growth and Income
Portfolio Manager: Gerald H. Scriver and Philip J. Cooper
Westpeak Investment Advisors, L.P.

[PHOTO OF GERALD H. SCRIVER APPEARS HERE]
[PHOTO OF PHILIP J. COOPER APPEARS HERE]

Q. How did the Series perform during the past six months relative to its index and relative to its peers?

A. The Westpeak Growth and Income Series returned 10.4% for the first six months of 1999 versus a return of 12.2% for the Standard & Poor's 500 Index/25/. The Lipper Variable Products Growth and Income Fund Average/11/ returned 11.7% over the same time period.

Q. Briefly discuss the investment and market environment during the past six months?

A. During the second quarter of 1999, the market began to broaden as smaller capitalization stocks began to participate in the market move. The Russell 2000 Index/23/ outperformed the Russell 1000 Index by 8.51% during the second quarter. This was a reversal from the first quarter when large stocks outperformed small stocks by an equally large margin. Economically sensitive sectors have also begun to participate in the market move, and we expect this environment to persist over the near term.

Q. Given this investment environment, what was your investment strategy? What changes did you make since the start of the year?

A. We continue to favor attractively priced stocks. We have a strong emphasis on stocks with below-average price earnings ratios, above-average book value, above-average growth, and the potential for positive earnings surprises. At the same time, we continue to avoid highly volatile stocks. No significant changes have occurred in the portfolio structure since the beginning of the year.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. During the quarter, value was added through superior stock selection, our emphasis on earnings and price momentum and stocks selling at attractive book values compared to price. The strategy was penalized because of our emphasis on stocks with low volatility and below-average P/E ratios. The most effective investment decisions during the six-month period were our underweightings in:
IBM, Cisco Systems, The Limited, Honeywell and Ingersoll Rand. The biggest penalties to performance for the six-month period were our underweightings of:
McKesson, Unilever, LG&E Energy, Compuware and Federal National Mortgage.

Q. What is your outlook for the market and your portfolio for the next six months? What changes, if any, will you make to the way you manage your portfolio?

A. The Federal Reserve Bank's surprise move of eliminating its tightening bias should continue to support the U.S. economic boom, and the global economic recovery should gain steam. This will be positive for the equity market over the near term. It appears that the Fed would like to see the global economy pick up before it attempts to slow the U.S. economy. It will probably be several quarters before the next rate increase occurs. Consumers continue to be very upbeat, and we wouldn't expect this to reverse without a significant correction in the equity market. When a correction occurs, it will be caused by higher inflation rates, which will force the Fed to raise interest rates. We do not anticipate significant changes in the management of the portfolio over the next several quarters.

              A $10,000 investment compared to the S&P 500 Index
                         since the Series' inception

                             [CHART APPEARS HERE]

                         Growth and Income             S&P 500

        4/30/93                10,000                   10.000
        6/30/93                10,437                   10,303
        6/30/94                10,777                   10,441
        6/30/95                13,628                   13,161
        6/30/96                16,160                   16,591
        6/30/97                21,755                   22,325
        6/30/98                28,891                   29,068
        6/30/99                33,428                   35,674

       Average Annual Return
                      Growth
                     & Income                   Lipper Variable Products Growth
                      Series        S&P 500          and Income Average

       6 months       10.4%          12.2%                  11.7%
         1 year       15.7           22.7                   15.7
        3 years       27.4           29.1                   22.3
        5 years       25.4           27.9                   22.2
Since Inception       21.6           22.9                    n/a

 ..   Fund Facts

Goal: Long-term total return through investment in equity securities.
Start date: April 30, 1993
Size: $378 million as of June 30, 1999
Managers: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series from its inception in 1993; they also have managed Westpeak Stock Index Series since August 1993, New England Growth and Income Fund since May 1995 and New England Capital Growth Fund since February 1998. Mr. Scriver joined Westpeak in July 1991 and Mr. Cooper joined Westpeak in December 1991.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Westpeak Growth and Income Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--94.5% of Total Net Assets

 Shares                                                              Value (a)
         Airlines--2.4%
  67,200 Delta Air Lines, Inc....................................   $  3,872,400
  79,500 UAL Corp.(c)............................................      5,167,500
                                                                    ------------
                                                                       9,039,900
                                                                    ------------

         Automotive--3.5%
 169,600 Ford Motor Co...........................................      9,571,800
  57,200 General Motors Corp. ...................................      3,775,200
                                                                    ------------
                                                                      13,347,000
                                                                    ------------

         Banks--9.2%
  87,900 BB&T Corp...............................................      3,224,831
  47,300 Chase Manhattan Corp....................................      4,097,363
  45,000 Citigroup, Inc. ........................................      2,137,500
  58,900 Comerica, Inc...........................................      3,500,869
 185,800 Fleet Financial Group, Inc. ............................      8,244,875
  28,500 J.P. Morgan & Company, Inc. ............................      4,004,250
  56,300 SunTrust Banks, Inc.....................................      3,909,331
 156,400 UnionBanCal Corp........................................      5,649,950
                                                                    ------------
                                                                      34,768,969
                                                                    ------------

         Banks & Thrifts--0.0%
     700 Bank One Corp...........................................         41,694
                                                                    ------------

         Business Services--2.3%
  64,400 Computer Sciences Corp.(c)..............................      4,455,675
  17,700 Omnicom Group...........................................      1,416,000
  86,100 Viad Corp. .............................................      2,663,719
                                                                    ------------
                                                                       8,535,394
                                                                    ------------

         Chemicals--0.8%
  25,200 Dow Chemical Co. .......................................      3,197,250
                                                                    ------------

         Computer Software & Services--1.3%
  56,500 Microsoft Corp.(c)......................................      5,095,594
                                                                    ------------

         Computers & Business Equipment--5.6%
  31,200 Apple Computer, Inc.(c).................................      1,444,950
  13,600 Hewlett-Packard Co. ....................................      1,366,800
 112,400 International Business Machines Corp....................     14,527,700
  58,400 Lexmark International Group, Inc.(c)....................      3,858,050
                                                                    ------------
                                                                      21,197,500
                                                                    ------------

         Construction--0.9%
  95,600 Lafarge Corp. ..........................................      3,387,825
                                                                    ------------

         Defense & Aerospace--8.0%
  52,000 B.F. Goodrich Co. ......................................      2,210,000
 104,700 General Dynamics Corp. .................................      7,171,950
 103,800 Litton Industries, Inc.(c)..............................      7,447,650

 Shares                                                              Value (a)
         Defense & Aerospace--(Continued)
  83,300 Northrop Grumman Corp. .................................   $  5,523,831
 109,800 Raytheon Co., Class B...................................      7,727,175
                                                                    ------------
                                                                      30,080,606
                                                                    ------------

         Drugs--3.9%
  98,400 Amgen, Inc.(c)..........................................      5,990,100
 103,200 Bristol-Myers Squibb Co. ...............................      7,269,150
  55,000 Mylan Laboratories, Inc.................................      1,457,500
                                                                    ------------
                                                                      14,716,750
                                                                    ------------

         Electric Utilities--2.7%
 115,800 DTE Energy Co. .........................................      4,632,000
  73,800 Energy East Corp........................................      1,918,800
  22,900 Florida Progress Corp...................................        946,056
  82,200 PG&E Corp. .............................................      2,671,500
                                                                    ------------
                                                                      10,168,356
                                                                    ------------

         Electronics--1.1%
  10,800 Comverse Technology, Inc.(c)............................        815,400
  69,800 Parker Hannifin Corp. ..................................      3,193,350
                                                                    ------------
                                                                       4,008,750
                                                                    ------------

         Energy Reserves--3.0%
  98,900 Exxon Corp. ............................................      7,627,663
  61,400 Texaco, Inc.............................................      3,837,500
                                                                    ------------
                                                                      11,465,163
                                                                    ------------

         Financial Services--4.4%
 125,600 Ambac Financial Group, Inc..............................      7,174,900
  43,400 Countrywide Credit Industries, Inc. ....................      1,855,350
  67,300 Federal National Mortgage Association...................      4,601,638
  41,200 Marsh & McLennan Companies, Inc.........................      3,110,600
                                                                    ------------
                                                                      16,742,488
                                                                    ------------

         Food & Beverages--3.7%
 224,500 Nabisco Group Holdings Corp. ...........................      4,391,781
  33,900 Quaker Oats Co. ........................................      2,250,113
 233,700 Supervalu, Inc. ........................................      6,003,168
  18,921 Unilever N. V. (ADR)....................................      1,319,740
                                                                    ------------
                                                                      13,964,802
                                                                    ------------

         Gas & Pipeline Utilities--0.4%
  48,300 El Paso Energy Corp.....................................      1,699,556
                                                                    ------------
         Health Care-Products--3.4%
  72,400 Abbott Laboratories.....................................      3,294,200
  18,000 Johnson & Johnson.......................................      1,764,000
  82,400 Tyco International, Ltd.................................      7,807,400
                                                                    ------------
                                                                      12,865,600
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Growth and Income Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)


 Shares                                                              Value (a)
         Health Care-Services--1.5%
  78,300 Pacificare Health Systems, Inc.(c)......................   $  5,632,706
                                                                    ------------

         Hotels & Restaurants--0.3%
  43,300 Darden Restaurants, Inc.................................        944,481
                                                                    ------------

         Household Products--0.3%
  21,700 Kimberly-Clark Corp.....................................      1,236,900
                                                                    ------------

         Industrial Parts & Machinery--2.6%
  49,000 Caterpillar, Inc........................................      2,940,000
 107,400 Ingersoll-Rand Co.......................................      6,940,725
                                                                    ------------
                                                                       9,880,725
                                                                    ------------

         Life Insurance--1.8%
  25,500 Aetna, Inc..............................................      2,280,656
  28,900 Jefferson-Pilot Corp....................................      1,912,819
  46,400 Lincoln National Corp., Inc.............................      2,427,300
                                                                    ------------
                                                                       6,620,775
                                                                    ------------

         Liquor--0.2%
  12,200 Anheuser-Busch Companies, Inc...........................        865,438
                                                                    ------------

         Media & Entertainment--1.2%
 101,200 CBS Corp.(c)............................................      4,395,875
                                                                    ------------

         Metals & Mining--1.4%
  76,800 Alcoa, Inc..............................................      4,752,000
  25,400 USX-U.S. Steel Group....................................        685,800
                                                                    ------------
                                                                       5,437,800
                                                                    ------------

         Oil Refining & Distribution--0.4%
  33,400 Coastal Corp............................................      1,336,000
                                                                    ------------

         Paper & Forest Products--0.5%
  35,600 Georgia-Pacific Corp....................................      1,686,550
                                                                    ------------

         Property & Casualty Insurance--2.7%
 122,500 Allmerica Financial Corp................................      7,449,531
  71,600 Allstate Corp...........................................      2,568,650
                                                                    ------------
                                                                      10,018,181
                                                                    ------------

         Publishing--2.8%
  87,800 Deluxe Corp.............................................      3,418,712
 132,900 Knight Ridder, Inc......................................      7,301,194
                                                                    ------------
                                                                      10,719,906
                                                                    ------------

         Railroads & Equipment--0.9%
  60,700 Union Pacific Corp......................................      3,539,569
                                                                    ------------


 Shares                                                              Value (a)
         Retail-Clothing--1.4%
  91,836 Limited, Inc............................................   $  4,167,059
  34,600 TJX Companies, Inc......................................      1,152,612
                                                                    ------------
                                                                       5,319,671
                                                                    ------------

         Retail-Department Store--3.7%
  21,500 Dayton Hudson Corp......................................      1,397,500
 135,900 Dillard's, Inc..........................................      4,773,488
 161,800 Wal-Mart Stores, Inc....................................      7,806,850
                                                                    ------------
                                                                      13,977,838
                                                                    ------------

         Securities & Asset Management--4.5%
 115,400 A. G. Edwards, Inc......................................      3,721,650
 162,535 Bear Stearns Companies, Inc.............................      7,598,511
  75,900 Lehman Brothers Holdings, Inc...........................      4,724,775
  23,500 PaineWebber Group, Inc..................................      1,098,625
                                                                    ------------
                                                                      17,143,561
                                                                    ------------

         Semiconductors--2.0%
 125,800 Intel Corp..............................................      7,485,100
                                                                    ------------

         Telecommunication--7.4%
  22,900 Ameritech Corp..........................................      1,683,150
 157,500 AT&T Corp...............................................      8,790,469
  13,400 Bell Atlantic Corp......................................        876,024
 129,500 BellSouth Corp..........................................      6,070,312
 115,400 SBC Communications, Inc.................................      6,693,200
  36,000 Sprint Corp.............................................      1,901,250
  35,800 United States Cellular Corp.(c).........................      1,915,300
                                                                    ------------
                                                                      27,929,705
                                                                    ------------

         Thrift--1.7%
  65,000 Golden West Financial Corp..............................      6,370,000
                                                                    ------------

         Tobacco--0.6%
  74,833 R. J. Reynolds Tobacco Holdings, Inc.(c)................      2,357,250
                                                                    ------------
         Total Common Stocks
          (Identified Cost $312,194,214).........................    357,221,228
                                                                    ------------

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Growth and Income Series)

Investments as of June 30, 1999 (Unaudited)

Short-Term Investment--3.5%

    Face
   Amount                                                           Value (a)
 $13,243,000 Repurchase Agreement with State Street Corp. dated
              6/30/1999 at 4.0% to be repurchased at $13,244,471
              on 7/1/1999, collateralized by $11,030,000 U.S.
              Treasury Bonds, 8.125% due 8/15/2019 with a value
              of $13,511,618 due 8/15/2019                         $ 13,243,000
                                                                   ------------
             Total Short-Term Investments
              (Identified Cost $13,243,000).....................     13,243,000
                                                                   ------------
             Total Investments--98.0%
              (Identified Cost $325,437,214)(b).................    370,464,228
             Other assets less liabilities......................      7,378,799
                                                                   ------------
             Total Net Assets--100%.............................   $377,843,027
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
At June 30, 1999 the net unrealized appreciation on investments based on cost of $325,437,214 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $50,060,357
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (5,033,343)
                                                                   -----------
   Net unrealized appreciation.................................... $45,027,014
                                                                   ===========

(c) Non-income producing security.

Key to appreviations:

ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Growth and Income Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)



Assets
 Investments at value....................................           $370,464,228
 Cash....................................................                    886
 Receivable for:
 Securities sold.........................................              6,756,750
 Fund shares sold........................................                988,538
 Dividends and interest..................................                432,123
                                                                    ------------
  Total assets...........................................            378,642,525
Liabilities
 Payable for:
 Fund shares redeemed....................................  $529,772
 Withholding taxes.......................................       789
 Accrued expenses:
 Management fees.........................................   202,525
 Deferred trustees fees..................................     8,715
 Other expenses..........................................    57,697
                                                           --------
  Total liabilities......................................                799,498
                                                                    ------------
Net Assets...............................................           $377,843,027
                                                                    ============

 Net assets consist of:
 Capital paid in.........................................           $289,781,378
 Undistributed net investment income.....................              1,880,416
 Accumulated net realized gains (losses).................             41,154,219
 Unrealized appreciation (depreciation) on investments...             45,027,014
                                                                    ------------
Net Assets...............................................           $377,843,027
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($377,843,027 divided by 1,642,667 shares of beneficial
 interest)...............................................           $     230.02
                                                                    ============
Identified cost of investments...........................           $325,437,214
                                                                    ============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)

Investment Income
 Dividends..........................................             $ 2,872,730(a)
 Interest...........................................                 204,849
                                                                 -----------
                                                                   3,077,579
Expenses
 Management fees....................................  $1,091,087
 Trustees' fees and expenses........................      10,003
 Custodian..........................................      37,949
 Audit and tax services.............................       6,291
 Legal..............................................      13,053
 Printing...........................................      44,449
 Insurance..........................................       2,568
 Miscellaneous......................................       2,815
                                                      ----------
 Total expenses.....................................               1,208,215
                                                                 -----------
Net Investment Income...............................               1,869,364
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net...................................              33,572,940
 Unrealized appreciation (depreciation) on:
 Investments--net...................................              (2,072,232)
                                                                 -----------
Net gain (loss).....................................              31,500,708
                                                                 -----------
Net Increase (Decrease) in Net Assets From
 Operations.........................................             $33,370,072
                                                                 ===========

(a) Net of foreign taxes of $92,927.

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Growth and Income Series)

Statement of Changes in Net Assets (Unaudited)

                                                                   Six Months
                                                     Year Ended      Ended
                                                    December 31,    June 30,
                                                        1998          1999
                                                    ------------  ------------
From Operations
 Net investment income............................. $  1,668,044  $  1,869,364
 Net realized gain (loss)..........................   19,998,285    33,572,940
 Unrealized appreciation (depreciation)............   24,191,543    (2,072,232)
                                                    ------------  ------------
 Increase (decrease) in net assets from operations.   45,857,872    33,370,072
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income.............................   (1,671,571)            0
 Net realized gain.................................  (17,136,182)            0
                                                    ------------  ------------
 Total distributions...............................  (18,807,753)            0
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................  131,989,323    98,806,032
 Reinvestment of distributions.....................   18,807,753             0
 Cost of shares redeemed...........................  (49,028,374)  (35,890,276)
                                                    ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................  101,768,702    62,915,756
                                                    ------------  ------------
 Total increase (decrease) in net assets...........  128,818,821    96,285,828
Net Assets
 Beginning of the period...........................  152,738,378   281,557,199
                                                    ------------  ------------
 End of the period................................. $281,557,199  $377,843,027
                                                    ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period................................. $     11,052  $  1,880,416
                                                    ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................      660,083       457,269
 Issued in reinvestment of distributions...........       90,448             0
 Redeemed..........................................     (247,768)     (166,009)
                                                    ------------  ------------
 Net change........................................      502,763       291,260
                                                    ============  ============

Financial Highlights (Unaudited)

                                                                         Six Months
                                   Year Ended December 31,                 Ended
                          ---------------------------------------------   June 30,
                           1994     1995     1996      1997      1998       1999
                          -------  -------  -------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....  $112.32  $109.03  $141.31  $ 151.77  $ 179.98   $ 208.34
                          -------  -------  -------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income..     1.90     1.77     1.78      1.37      1.30       1.14
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    (3.25)   37.91    23.69     48.76     42.44      20.54
                          -------  -------  -------  --------  --------   --------
 Total From Investment
  operations............    (1.35)   39.68    25.47     50.13     43.74      21.68
                          -------  -------  -------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.....    (1.92)   (1.71)   (1.82)    (1.35)    (1.31)      0.00
 Distributions From Net
  Realized Capital
  Gains.................     0.00    (5.69)  (13.19)   (20.57)   (14.07)      0.00
 Distributions From
  Paid-in Capital.......    (0.02)    0.00     0.00      0.00      0.00       0.00
                          -------  -------  -------  --------  --------   --------
 Total Distributions....    (1.94)   (7.40)  (15.01)   (21.92)   (15.38)      0.00
                          -------  -------  -------  --------  --------   --------
Net Asset Value, End of
 Period.................  $109.03  $141.31  $151.77  $ 179.98  $ 208.34   $ 230.02
                          =======  =======  =======  ========  ========   ========
Total Return (%)........     (1.2)    36.5     18.1      33.5      24.4       10.4(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............     0.85     0.85     0.85      0.82      0.78       0.75(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     2.30     1.63     1.40      0.91      0.80       1.17(b)
Portfolio Turnover Rate
 (%)....................      133       92      104        93       100        123(b)
Net Assets, End of
 Period (000)...........  $22,934  $48,129  $82,330  $152,738  $281,557   $377,843
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............     0.86     1.06     0.91        --        --         --

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

Westpeak Stock Index Series
Portfolio Managers: Gerald H. Scriver and Philip J. Cooper
Westpeak Investment Advisors, L.P.

[PHOTO APPEARS HERE]

[PHOTO APPEARS HERE]
Q. How did the Series perform during the past six months relative to its index and relative to its peers?

A. The Westpeak Stock Index Series returned 12.0% (based on net asset value) for the first six months of 1999 versus a return of 12.2% for the Standard & Poor's 500 Index/25/. The Lipper Variable Products S&P 500 Index Fund Aver-age/16/ returned 12.1% over the same time period. The Series remained fully invested in the stocks that make up the S&P 500 Index. It is our strategy to weight the allocation of the Series virtually in the same proportion as the S&P 500 Index so as to better duplicate the performance of the Index.

Q. Briefly discuss the investment and market environment during the past six months?

A. During the second quarter of 1999, the market began to broaden as smaller capitalization stocks began to participate in the market move. The Russell 2000 Index outperformed the Russell 1000 Index by 8.51% during the second quarter. This was a reversal from the first quarter when large stocks outperformed small stocks by an equally large margin. Economically sensitive sectors have also begun to participate in the market move, and we expect this environment to persist over the near term.

Q. What is your outlook for the market and your portfolio for the next six months?

A. The Federal Reserve Bank's surprise move of eliminating its tightening bias should continue to support the U.S. economic boom, and the global economic re-covery should gain steam. This will be positive for the equity market over the near term. It appears that the Fed would like to see the global economy pick up before it attempts to slow the U.S. economy. It will probably be several quarters before the next rate increase occurs. Consumers continue to be very upbeat, and we wouldn't expect this to reverse without a significant correc-tion in the equity market. When a correction occurs, it will be caused by higher inflation rates, which will force the Fed to raise interest rates.


A $10,000 Investment Compared to the S&P 500 Index over the past 10 years.

                             [GRAPH APPEARS HERE]

                              Stock Index Series                   S&P 500

         Jun-89                     10,000                          10,000
         Jun-90                     11,524                          11,640
         Jun-91                     12,347                          12,501
         Jun-92                     13,982                          14,187
         Jun-93                     15,836                          16,114
         Jun-94                     15,956                          16,330
         Jun-95                     20,085                          20,584
         Jun-96                     25,164                          25,949
         Jun-97                     33,699                          34,917
         Jun-98                     43,586                          45,462
         Jun-99                     53,246                          55,794


Average Annual Total Return
                  Stock Index                          Lipper Variable Products
                    Series               S&P 500      S&P 500 Fund Index Average

       6 months      12.0%                12.2%                  12.1%
         1 year      22.2                 22.7                   22.5
        3 years      28.4                 29.1                   28.7
        5 years      27.3                 27.9                   27.4
       10 years      18.2                 18.8                   18.3
Since inception      16.3                 11.3                    n/a


 ..   Fund Facts

Goal: Investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.
Start date: March 30, 1987
Size: $234 million as of June 30,1999
Managers: Gerald H. Scriver and Philip J. Cooper. Mr. Scriver and Mr. Cooper have managed the Series since 1993; they have also managed Westpeak Growth and Income Series since August 1993, New England Growth and Income Fund since May 1995 and New England Capital Growth Fund since February 1998. Mr. Scriver joined Westpeak in July 1991 and Mr. Cooper joined Westpeak in December 1991.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--98.2% of Total Net Assets

 Shares                                                              Value (a)
        Airlines--0.3%
  3,700 AMR Corp.(c).............................................   $    252,525
  2,900 Delta Air Lines, Inc. ...................................        167,113
  6,800 Southwest Airlines Co....................................        211,650
  1,800 US Airways Group, Inc.(c)................................         78,412
                                                                    ------------
                                                                         709,700
                                                                    ------------

        Apparel & Textiles--0.2%
  1,300 Fruit of the Loom, Ltd.(c)...............................         12,675
  1,200 Liz Claiborne, Inc. .....................................         43,800
  5,800 NIKE, Inc. Class B.......................................        367,213
  1,100 Reebok International, Ltd.(c)............................         20,488
    600 Russell Corp.............................................         11,700
    300 Springs Industries, Inc..................................         13,088
  2,500 VF Corp. ................................................        106,874
                                                                    ------------
                                                                         575,838
                                                                    ------------

        Automotive--1.4%
  1,600 Cooper Tire & Rubber Co..................................         37,800
  3,422 Dana Corp. ..............................................        157,626
 11,625 Delphi Automotive Systems Corp.(c).......................        215,789
 24,800 Ford Motor Co. ..........................................      1,399,650
 13,400 General Motors Corp......................................        884,400
  3,200 Goodyear Tire & Rubber Co. ..............................        188,200
  2,200 ITT Industries, Inc......................................         83,875
  1,320 Navistar International Corp., Inc.(c )...................         66,000
  1,590 PACCAR, Inc. ............................................         84,866
  3,500 Tenneco, Inc.............................................         83,563
                                                                    ------------
                                                                       3,201,769
                                                                    ------------

        Banks--6.4%
  3,450 AmSouth Bancorporation...................................         79,997
 35,424 Bank of America Corp. ...................................      2,597,022
  6,100 BankBoston Corp..........................................        311,863
  6,400 BB&T Corp................................................        234,800
 17,340 Chase Manhattan Corp. ...................................      1,502,078
 69,379 Citigroup, Inc...........................................      3,295,503
  3,200 Comerica, Inc............................................        190,200
  5,500 Fifth Third Bancorp......................................        366,094
 20,270 First Union Corp. .......................................        952,690
 11,624 Fleet Financial Group, Inc...............................        515,815
  4,340 Huntington Bancshares, Inc. .............................        151,900
  3,600 J.P. Morgan & Co., Inc...................................        505,800
  9,200 KeyCorp..................................................        295,550
  3,200 Mercantile Bancorporation, Inc...........................        182,800
  6,700 National City Corp. .....................................        438,850
  6,200 PNC Bank Corp. ..........................................        357,275
  4,400 Regions Financial Corp...................................        169,125
  2,200 Republic New York Corp. .................................        150,013
  3,400 SouthTrust Corp..........................................        130,475
  3,600 Summit Bancorp...........................................        150,525
  6,600 SunTrust Banks, Inc. ....................................        458,288

 Shares                                                              Value (a)
        Banks--(Continued)
  5,250 Synovus Financial Corp. .................................   $    104,344
  2,800 Union Planters Corp......................................        125,125
  4,200 Wachovia Corp. ..........................................        359,363
 33,730 Wells Fargo & Co.........................................      1,441,954
                                                                    ------------
                                                                      15,067,449
                                                                    ------------

        Banks & Thrifts--1.6%
 15,600 Bank of New York Co., Inc................................        572,325
 24,092 Bank One Corp. ..........................................      1,434,980
 14,100 Firstar Corp. ...........................................        394,800
 10,600 Mellon Bank Corp.........................................        385,575
  2,300 Northern Trust Corp......................................        223,100
  3,300 State Street Corp........................................        281,738
 14,908 U.S. Bancorp.............................................        506,871
                                                                    ------------
                                                                       3,799,389
                                                                    ------------

        Broadcasting--0.6%
 15,200 Comcast Corp.(c).........................................        584,250
 12,400 MediaOne Group, Inc.(c)..................................        922,250
                                                                    ------------
                                                                       1,506,500
                                                                    ------------

        Business Services--1.0%
 12,600 Automatic Data Processing, Inc...........................        554,400
  2,800 Ceridian Corp.(c)........................................         91,525
  3,300 Computer Sciences Corp.(c)...............................        228,319
 10,100 Electronic Data Systems Corp.............................        571,281
  6,440 IMS Health, Inc..........................................        201,250
  1,500 Network Appliance, Inc.(c)...............................         83,813
  3,500 Omnicom Group............................................        280,000
  5,000 Paychex, Inc.............................................        159,375
    500 Shared Medical Systems Corp. ............................         32,625
  2,800 The Interpublic Group of Companies, Inc. ................        242,550
                                                                    ------------
                                                                       2,445,138
                                                                    ------------

        Chemicals--2.3%
  4,700 Air Products & Chemicals, Inc. ..........................        189,175
  1,400 Ashland, Inc.............................................         56,175
  2,400 Avery Dennison Corp......................................        144,900
  4,550 Dow Chemical Co..........................................        577,281
 23,100 E.I. du Pont de Nemours & Co.............................      1,578,019
  1,600 Eastman Chemical Co. ....................................         82,800
  2,600 Ecolab, Inc. ............................................        113,425
  2,925 Engelhard Corp. .........................................         66,178
  1,200 Great Lakes Chemical Corp................................         55,275
  2,100 Hercules, Inc. ..........................................         82,556
  8,200 Minnesota Mining & Manufacturing Co. ....................        712,888
 12,700 Monsanto Co..............................................        500,856
  1,200 Nalco Chemical Co........................................         62,250
  7,000 Occidental Petroleum Corp. ..............................        147,875
  3,600 PPG Industries, Inc......................................        212,625

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                              Value (a)
         Chemicals--(Continued)
   3,200 Praxair, Inc. ..........................................   $    156,600
   4,185 Rohm & Haas Co. ........................................        179,435
   1,696 Sealed Air Corp.(c).....................................        110,028
   3,400 Sherwin-Williams Co. ...................................         94,350
   2,700 Union Carbide Corp. ....................................        131,625
   2,100 Vulcan Materials Co. ...................................        101,325
   1,400 W.R. Grace & Co.(c).....................................         25,725
   2,075 Westvaco Corp. .........................................         60,175
                                                                    ------------
                                                                       5,441,541
                                                                    ------------

         Computer Hardware--0.5%
  15,800 Sun Microsystems, Inc.(c)...............................      1,088,225
                                                                    ------------

         Computer Software & Services--6.6%
   1,300 Adobe Systems, Inc. ....................................        106,803
  21,100 America Online, Inc.(c).................................      2,331,550
   1,100 Autodesk, Inc. .........................................         32,519
   4,800 BMC Software, Inc.(c)...................................        259,200
  16,848 Cendant Corp.(c)........................................        345,384
  11,000 Computer Associates International, Inc. ................        605,000
   7,400 Compuware Corp.(c)......................................        235,413
   9,100 First Data Corp. .......................................        445,331
 103,400 Microsoft Corp.(c)......................................      9,325,388
   6,700 Novell, Inc.(c).........................................        177,550
  29,505 Oracle Corp.(c).........................................      1,095,373
   5,200 Parametric Technology Corp.(c)..........................         72,150
   4,800 PeopleSoft, Inc.(c).....................................         82,800
   5,300 Unisys Corp.(c).........................................        206,368
                                                                    ------------
                                                                      15,320,829
                                                                    ------------

         Computers & Business Equipment--7.3%
   7,400 3Com Corp.(c)...........................................        197,488
   3,200 Apple Computer, Inc.(c).................................        148,200
   3,500 Cabletron Systems, Inc.(c)..............................         45,500
  64,650 Cisco Systems, Inc.(c)..................................      4,165,884
  34,547 Compaq Computer Corp. ..................................        818,332
     900 Data General Corp.(c)...................................         13,106
  52,100 Dell Computer Corp.(c)..................................      1,927,700
  20,600 EMC Corp.(c)............................................      1,133,000
   3,200 Gateway, Inc.(c)........................................        188,800
  20,800 Hewlett-Packard Co. ....................................      2,090,400
   2,800 Ikon Office Solutions, Inc. ............................         42,000
  37,800 International Business Machines Corp. ..................      4,885,650
   5,600 Pitney Bowes, Inc. .....................................        359,800
   4,900 Seagate Technology, Inc.(c).............................        125,563
   3,500 Silicon Graphics, Inc.(c)...............................         57,313
  13,400 Xerox Corp. ............................................        791,437
                                                                    ------------
                                                                      16,990,173
                                                                    ------------


 Shares                                                              Value (a)
        Construction--0.2%
    800 Armstrong World Industries, Inc. ........................   $     46,250
  1,100 Centex Corp. ............................................         41,319
    700 Fleetwood Enterprises, Inc. .............................         18,506
  1,500 Fluor Corp. .............................................         60,750
    900 Kaufman & Broad Home Corp. ..............................         22,388
  6,900 Masco Corp. .............................................        199,238
  1,000 Owens Corning............................................         34,374
    800 Pulte Corp. .............................................         18,450
                                                                    ------------
                                                                         441,275
                                                                    ------------

        Consumer Goods & Services--0.2%
  1,800 Black & Decker Corp. ....................................        113,625
  1,800 Maytag Corp. ............................................        125,438
  5,623 McKesson HBOC, Inc. .....................................        180,638
  1,600 Whirlpool Corp. .........................................        118,400
                                                                    ------------
                                                                         538,101
                                                                    ------------

        Defense & Aerospace--1.3%
 11,400 AlliedSignal, Inc. ......................................        718,200
  1,400 B.F. Goodrich Co. .......................................         59,500
 19,254 Boeing Co. ..............................................        850,786
  2,600 General Dynamics Corp. ..................................        178,100
  8,030 Lockheed Martin Corp. ...................................        299,118
  1,400 Northrop Grumman Corp. ..................................         92,838
  6,900 Raytheon Co., Class B....................................        485,588
  3,200 Textron, Inc. ...........................................        263,400
  2,500 TRW, Inc. ...............................................        137,186
                                                                    ------------
                                                                       3,084,716
                                                                    ------------

        Drugs--7.4%
  1,400 Allergan, Inc. ..........................................        155,400
  1,900 ALZA Corp.(c)............................................         96,663
 27,000 American Home Products Corp. ............................      1,552,500
 10,400 Amgen, Inc.(c)...........................................        633,100
 40,760 Bristol-Myers Squibb Co. ................................      2,871,033
  5,600 Cardinal Health, Inc. ...................................        359,100
 22,500 Eli Lilly & Co. .........................................      1,611,563
 48,800 Merck & Co., Inc. .......................................      3,611,200
 26,600 Pfizer, Inc. ............................................      2,919,350
 10,380 Pharmacia & Upjohn, Inc. ................................        589,714
 30,100 Schering-Plough Corp. ...................................      1,595,300
  2,000 Sigma-Aldrich Corp. .....................................         68,875
 16,800 Warner-Lambert Co. ......................................      1,165,500
  1,900 Watson Pharmaceuticals, Inc.(c)..........................         66,617
                                                                    ------------
                                                                      17,295,915
                                                                    ------------

        Electric Utilities--2.0%
  3,900 AES Corp.(c).............................................        226,688
  2,700 Ameren Corp..............................................        103,613

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)


 Shares                                                              Value (a)
        Electric Utilities--(Continued)
  3,900 American Electric Power, Inc. ...........................   $    146,494
  3,000 Carolina Power & Light Co. ..............................        128,438
  4,400 Central & South West Corp................................        102,850
  3,111 Cinergy Corp.............................................         99,552
  2,400 CMS Energy Corp..........................................        100,500
  4,700 Consolidated Edison, Inc.................................        212,675
  3,100 Constellation Energy Group...............................         91,838
  4,050 Dominion Resources, Inc..................................        175,416
  2,900 DTE Energy Co............................................        116,000
  7,427 Duke Energy Corp.........................................        403,843
  7,200 Edison International.....................................        192,600
  5,000 Entergy Corp. ...........................................        156,250
  4,800 FirstEnergy Corp.........................................        148,800
  2,000 Florida Progress Corp....................................         82,625
  3,700 FPL Group, Inc. .........................................        202,113
  2,500 GPU, Inc.................................................        105,469
  2,300 New Century Energies, Inc. ..............................         89,269
  3,500 Niagara Mohawk Holdings, Inc.(c).........................         56,219
  3,100 Northern States Power Co.................................         74,981
  6,000 Pacificorp...............................................        110,250
  4,600 PECO Energy Co...........................................        192,625
  7,700 PG&E Corp. ..............................................        250,250
  3,100 PP&L Resources, Inc......................................         95,325
  4,500 Public Service Enterprise Group, Inc.....................        183,938
  5,748 Reliant Energy, Inc......................................        158,789
 14,300 Southern Co..............................................        378,950
  5,725 Texas Utilities Co.......................................        236,154
  4,400 Unicom Corp. ............................................        169,673
                                                                    ------------
                                                                       4,792,187
                                                                    ------------

        Electronics--3.2%
  1,530 Andrew Corp.(c)..........................................         28,974
  2,200 Cooper Industries, Inc...................................        114,400
  5,000 Corning, Inc.............................................        350,625
  1,500 Eaton Corp...............................................        138,000
    800 EG&G, Inc................................................         28,500
  9,000 Emerson Electric Co......................................        565,875
    800 Foster Wheeler Corp. ....................................         11,300
  3,300 General Instrument Corp.(c)..............................        140,250
  1,500 Harris Corp. ............................................         58,781
  2,600 Honeywell, Inc. .........................................        301,275
  1,700 Johnson Controls, Inc....................................        117,831
 61,384 Lucent Technologies, Inc. ...............................      4,139,584
    800 Millipore Corp. .........................................         32,450
  1,000 PE Corp..................................................        114,750
  1,500 Raychem Corp.............................................         55,500
  3,900 Rockwell International Corp..............................        236,925
  1,400 Scientific-Atlanta, Inc. ................................         50,400
  5,200 Solectron Corp.(c).......................................        346,775
    950 Tektronix, Inc. .........................................         28,678
  8,000 Tellabs, Inc.(c).........................................        540,500
  3,100 Thermo Electron Corp.(c).................................         62,194

 Shares                                                              Value (a)
        Electronics--(Continued)
  1,200 Thomas & Betts Corp. ....................................   $     56,700
  1,900 W.W. Grainger, Inc. .....................................        102,244
                                                                    ------------
                                                                       7,622,511
                                                                    ------------

        Energy Reserves--5.0%
  1,900 Amerada Hess Corp........................................        113,050
  2,600 Anadarko Petroleum Corp..................................         95,713
  2,200 Apache Corp..............................................         85,800
  6,700 Atlantic Richfield Co....................................        559,869
  3,662 Burlington Resources, Inc................................        158,382
 13,400 Chevron Corp.............................................      1,275,513
  4,300 Coastal Corp. ...........................................        172,000
 49,800 Exxon Corp. .............................................      3,840,825
 16,000 Mobil Corp. .............................................      1,584,000
  5,200 Phillips Petroleum Co. ..................................        261,625
 43,900 Royal Dutch Petroleum Co. (ADR)..........................      2,644,975
 11,000 Texaco, Inc. ............................................        687,500
  5,164 Union Pacific Resources Group, Inc.......................         84,238
  4,900 Unocal Corp. ............................................        194,161
                                                                    ------------
                                                                      11,757,651
                                                                    ------------

        Environmental Services--0.3%
  3,100 Browning-Ferris Industries, Inc..........................        133,300
 12,300 Waste Management, Inc....................................        661,125
                                                                    ------------
                                                                         794,425
                                                                    ------------

        Financial Services--6.2%
  9,300 American Express Co......................................      1,210,163
  5,100 Aon Corp. ...............................................        210,375
 14,902 Associates First Capital Corp............................        660,345
  4,000 Capital One Financial Corp...............................        222,750
  2,300 Countrywide Credit Industries, Inc.......................         98,325
  3,320 Dun & Bradstreet Corp....................................        117,653
  2,900 Equifax, Inc. ...........................................        103,494
 13,900 Federal Home Loan Mortgage Corp..........................        806,200
 21,200 Federal National Mortgage Association....................      1,449,550
 67,100 General Electric Co......................................      7,582,300
  2,000 H & R Block, Inc.........................................        100,000
  9,753 Household International, Inc.............................        462,048
  5,300 Marsh & McLennan Companies, Inc..........................        400,150
 16,470 MBNA Corp................................................        504,394
  2,700 Provident Companies, Inc. ...............................        108,000
  2,950 Providian Financial Corp.................................        275,825
  3,300 SLM Holding Corp.........................................        151,180
                                                                    ------------
                                                                      14,462,752
                                                                    ------------

        Food & Beverages--3.9%
 12,158 Archer-Daniels-Midland Co.  .............................        187,689
  5,900 Bestfoods................................................        292,050
  9,000 Campbell Soup Co.........................................        417,375

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                              Value (a)
        Food & Beverages--(Continued)
 50,500 Coca-Cola Co. ...........................................   $  3,156,250
  8,600 Coca-Cola Enterprises, Inc. .............................        255,850
 10,000 ConAgra, Inc. ...........................................        266,250
  3,100 General Mills, Inc. .....................................        249,163
  7,400 H.J. Heinz Co. ..........................................        370,925
  2,900 Hershey Foods Corp. .....................................        172,188
  8,300 Kellogg Co. .............................................        273,900
  6,700 Nabisco Group Holdings Corp. ............................        131,069
 30,100 PepsiCo, Inc. ...........................................      1,164,494
  4,900 Pioneer Hi-Bred International, Inc. .....................        190,794
  2,800 Quaker Oats Co. .........................................        185,850
 18,700 Sara Lee Corp. ..........................................        424,256
  2,500 Supervalu, Inc. .........................................         64,219
  6,700 Sysco Corp. .............................................        199,744
 11,728 Unilever N.V. (ADR) .....................................        818,026
  2,400 William Wrigley Jr. Co. .................................        216,000
                                                                    ------------
                                                                       9,036,092
                                                                    ------------

        Freight Transportation--0.2%
  6,060 FDX Corp.(c).............................................        328,755
  6,300 Laidlaw, Inc. ...........................................         46,463
                                                                    ------------
                                                                         375,218
                                                                    ------------
        Gas & Pipeline Utilities--0.2%
  1,700 Columbia Energy Group....................................        106,569
  2,000 Consolidated Natural Gas Co. ............................        121,500
    900 Nicor, Inc. .............................................         34,256
    600 ONEOK, Inc. .............................................         19,050
    600 Peoples Energy Corp. ....................................         22,613
  4,855 Sempra Energy............................................        109,844
                                                                    ------------
                                                                         413,832
                                                                    ------------

        Health Care-Products--3.5%
 31,100 Abbott Laboratories......................................      1,415,050
  1,100 Bausch & Lomb, Inc. .....................................         84,150
  5,900 Baxter International, Inc. ..............................        357,688
  5,000 Becton, Dickinson & Co. .................................        150,000
  2,200 Biomet, Inc. ............................................         87,450
  8,100 Boston Scientific Corp.(c)...............................        355,894
  1,000 C.R. Bard, Inc. .........................................         47,813
  6,200 Guidant Corp.(c).........................................        318,913
 27,600 Johnson & Johnson........................................      2,704,800
  1,500 Mallinckrodt, Inc. ......................................         54,560
 12,000 Medtronic, Inc. .........................................        934,500
  1,600 St. Jude Medical, Inc.(c)................................         57,000
 16,682 Tyco International, Ltd. ................................      1,580,620
                                                                    ------------
                                                                       8,148,438
                                                                    ------------

        Health Care-Services--0.5%
 13,086 Columbia/HCA Healthcare Corp. ...........................        298,524
  2,200 HCR Manor Care, Inc.(c)..................................         53,213

 Shares                                                              Value (a)
        Health Care-Services--Continued
  8,700 HEALTHSOUTH Corp.(c).....................................   $    129,956
  3,100 Humana, Inc.(c)..........................................         40,106
  5,500 Service Corporation International........................        105,875
  6,200 Tenet Healthcare Corp.(c)................................        115,088
  3,800 United Healthcare Corp. .................................        237,975
  1,400 WellPoint Health Networks, Inc.(c).......................        118,825
                                                                    ------------
                                                                       1,099,562
                                                                    ------------

        Hotels & Restaurants--0.8%
  2,600 Darden Restaurants, Inc. ................................         56,713
  2,350 Harrah's Entertainment, Inc.(c)..........................         51,700
  5,000 Hilton Hotels Corp. .....................................         70,938
  5,000 Marriott International, Inc. ............................        186,875
 27,700 McDonald's Corp. ........................................      1,144,356
  4,000 Mirage Resorts, Inc.(c)..................................         67,000
  3,120 Tricon Global Restaurants, Inc.(c).......................        168,870
  2,600 Wendy's International, Inc. .............................         73,612
                                                                    ------------
                                                                       1,820,064
                                                                    ------------

        Household Products--2.6%
  1,200 Alberto-Culver Co., Class B..............................         31,950
  1,300 American Greetings Corp. ................................         39,163
  5,400 Avon Products, Inc. .....................................        299,700
  1,400 Brown-Forman Corp., Class B..............................         91,263
  2,400 Clorox Co. ..............................................        256,350
  6,000 Colgate-Palmolive Co. ...................................        592,500
  3,400 Fortune Brands, Inc. ....................................        140,675
 22,700 Gillette Co. ............................................        930,700
  2,200 International Flavours & Fragrances, Inc. ...............         97,625
    600 Jostens, Inc. ...........................................         12,638
 11,112 Kimberly-Clark Corp. ....................................        633,384
  5,707 Newell Rubbermaid, Inc. .................................        265,376
 27,220 Procter & Gamble Co. ....................................      2,429,385
  6,600 Ralston Purina Co. ......................................        200,886
  1,100 Tupperware Corp. ........................................         28,050
                                                                    ------------
                                                                       6,049,645
                                                                    ------------

        Industrial Parts & Machinery--1.3%
    500 Briggs & Stratton Corp. .................................         28,875
  1,500 Case Corp. ..............................................         72,188
  7,300 Caterpillar, Inc. .......................................        438,000
  1,400 Crane Co. ...............................................         44,013
    900 Cummins Engine, Inc. ....................................         51,413
  2,700 Danaher Corp. ...........................................        156,938
  4,900 Deere & Co. .............................................        194,163
  4,500 Dover Corp. .............................................        157,500
  3,700 Genuine Parts Co. .......................................        129,500
  5,100 Illinois Tool Works, Inc. ...............................        418,200
  3,400 Ingersoll-Rand Co. ......................................        219,725
  1,100 McDermott International, Inc. ...........................         31,075

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                              Value (a)
        Industrial Parts & Machinery--(Continued)
    700 Milacron, Inc. ..........................................   $     12,950
    200 Nacco Industries, Inc. ..................................         14,700
    800 National Service Industries, Inc.........................         28,800
  2,300 Pall Corp................................................         51,031
  2,250 Parker Hannifin Corp.....................................        102,938
  1,350 Snap-On, Inc. ...........................................         48,853
  1,800 Stanley Works............................................         57,938
  1,100 Timken Co................................................         21,450
  9,900 United Technologies Corp.................................        709,703
                                                                    ------------
                                                                       2,989,953
                                                                    ------------

        Industrial Services--0.0%
  1,400 Ryder System, Inc. ......................................         36,400
                                                                    ------------

        Leisure--0.6%
 12,600 Carnival Corp............................................        611,100
  6,650 Eastman Kodak Co. .......................................        450,538
  3,875 Hasbro, Inc. ............................................        108,258
  8,450 Mattel, Inc..............................................        223,397
    800 Polaroid Corp............................................         22,100
  1,800 Brunswick Corp...........................................         50,174
                                                                    ------------
                                                                       1,465,567
                                                                    ------------

        Life Insurance--0.9%
  5,400 Aflac, Inc...............................................        258,525
  2,883 Aetna, Inc. .............................................        257,848
  5,198 American General Corp. ..................................        391,799
  4,200 CIGNA Corp. .............................................        373,800
  6,507 Conseco, Inc. ...........................................        198,057
  2,137 Jefferson-Pilot Corp.....................................        141,443
  4,200 Lincoln National Corp., Inc. ............................        219,713
  2,800 Torchmark Corp. .........................................         95,550
  2,500 Transamerica Corp. ......................................        187,500
  2,800 UNUM Corp. ..............................................        153,300
                                                                    ------------
                                                                       2,277,535
                                                                    ------------

        Liquor--0.5%
    800 Adolph Coors Co., Class B................................         39,600
  9,800 Anheuser-Busch Companies, Inc. ..........................        695,188
  8,200 Seagram Company, Ltd.....................................        413,075
                                                                    ------------
                                                                       1,147,863
                                                                    ------------

        Media & Entertainment--2.2%
 14,500 CBS Corp.(c).............................................        629,844
  6,600 Clear Channel Communications(c)..........................        454,988
  1,500 King World Productions, Inc.(c)..........................         52,219
 42,094 The Walt Disney Co.......................................      1,297,021
 25,100 Time Warner, Inc.........................................      1,844,850
  2,400 Tribune Co...............................................        209,100
 14,214 Viacom, Inc., Class B(c).................................        625,415
                                                                    ------------
                                                                       5,113,437
                                                                    ------------

 Shares                                                              Value (a)
        Metals & Mining--0.5%
  4,600 Alcan Aluminium, Ltd.....................................   $    146,913
  7,500 Alcoa, Inc. .............................................        464,063
  3,932 Allegheny Teledyne, Inc. ................................         88,962
    800 ASARCO, Inc..............................................         15,050
    600 Ball Corp................................................         25,350
  2,400 Bethlehem Steel Corp.(c).................................         18,450
  2,500 Crown Cork & Seal Company, Inc. .........................         71,250
  1,850 Cyprus Amax Minerals Co. ................................         28,097
  3,700 Inco, Ltd. ..............................................         66,600
  1,800 Nucor Corp...............................................         85,388
  1,200 Phelps Dodge Corp. ......................................         74,325
  1,300 Reynolds Metals Co.......................................         76,700
  1,820 USX-U.S. Steel Group.....................................         49,140
  1,700 Worthington Industries, Inc. ............................         27,942
                                                                    ------------
                                                                       1,238,230
                                                                    ------------

        Natural Gas--0.0%
    400 Eastern Enterprises......................................         15,900
                                                                    ------------

        Oil Services--0.6%
  6,700 Baker Hughes, Inc........................................        224,450
    700 FMC Corp.(c).............................................         47,819
  8,900 Halliburton Co. .........................................        402,725
    900 Helmerich & Payne, Inc. .................................         21,431
  1,600 Rowan Companies, Inc.(c).................................         29,500
 11,200 Schlumberger, Ltd. ......................................        713,300
                                                                    ------------
                                                                       1,439,225
                                                                    ------------

        Oil-Foreign--0.1%
  2,438 Kerr-McGee Corp. ........................................        122,357
                                                                    ------------
        Oil-Refining & Distribution--0.6%
  7,200 Enron Corp. .............................................        588,600
  2,300 Sonat, Inc. .............................................         76,188
  1,900 Sunoco, Inc. ............................................         57,356
  6,200 USX-Marathon Group.......................................        201,887
  8,800 Williams Companies, Inc. ................................        374,550
                                                                    ------------
                                                                       1,298,581
                                                                    ------------

        Packaging--0.0%
  3,100 Owens-Illinois, Inc.(c)..................................        101,331
                                                                    ------------

        Paper & Forest Products--0.7%
  1,000 Bemis Co.................................................         39,750
  1,033 Boise Cascade Corp. .....................................         44,290
  2,000 Champion International Corp..............................         95,750
  4,500 Fort James Corp. ........................................        170,438
  3,600 Georgia-Pacific Corp. ...................................        170,550
  8,389 International Paper Co. .................................        423,645
  2,000 Louisiana-Pacific Corp. .................................         47,500
  2,100 Mead Corp. ..............................................         87,675

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                              Value (a)
        Paper & Forest Products--(Continued)
    500 Potlatch Corp............................................   $     21,969
  1,100 Temple-Inland, Inc. .....................................         75,075
  4,100 Weyerhaeuser Co..........................................        281,875
  2,200 Willamette Industries, Inc...............................        101,336
                                                                    ------------
                                                                       1,559,853
                                                                    ------------

        Precious Metal--0.2%
  7,500 Barrick Gold Corp........................................        145,313
  4,300 Battle Mountain Gold Co.(c)..............................         10,481
  3,300 Freeport McMoran Copper & Gold, Class B(c)...............         59,194
  5,300 Homestake Mining Co......................................         43,394
  3,341 Newmont Mining Corp......................................         66,402
  6,700 Placer Dome, Inc.........................................         79,143
                                                                    ------------
                                                                         403,927
                                                                    ------------

        Property & Casualty Insurance--2.2%
 16,772 Allstate Corp............................................        601,696
 25,126 American International Group, Inc........................      2,941,312
  3,300 Chubb Corp...............................................        229,350
  3,300 Cincinnati Financial Corp................................        123,956
  4,800 Hartford Financial Services Group........................        279,900
  2,300 Loews Corp...............................................        181,988
  2,000 MBIA, Inc................................................        129,500
  2,100 MGIC Investment Corp.....................................        102,113
  1,500 Progressive Corp.........................................        217,500
  2,800 Safeco Corp..............................................        123,550
  4,770 St. Paul Companies, Inc..................................        151,745
                                                                    ------------
                                                                       5,082,610
                                                                    ------------

        Publishing--0.6%
  1,500 Deluxe Corp. ............................................         58,406
  1,900 Dow Jones & Company, Inc.................................        100,819
  5,800 Gannett Company, Inc.....................................        413,975
  1,500 Harcourt General, Inc....................................         77,344
  1,600 Knight-Ridder, Inc.......................................         87,900
  4,000 McGraw Hill Companies, Inc...............................        215,750
  1,000 Meredith Corp. ..........................................         34,625
  3,700 New York Times Co........................................        136,206
  2,700 R.R. Donnelley & Sons Co.................................        100,069
  1,600 Times Mirror Co. ........................................         94,800
                                                                    ------------
                                                                       1,319,894
                                                                    ------------

        Railroads & Equipment--0.5%
  9,466 Burlington Northern Santa Fe.............................        293,446
  4,300 CSX Corp. ...............................................        194,844
  2,200 Kansas City Southern Industries, Inc.....................        140,388
  7,700 Norfolk Southern Corp....................................        231,963
  5,100 Union Pacific Corp. .....................................        297,393
                                                                    ------------
                                                                       1,158,034
                                                                    ------------


 Shares                                                              Value (a)
        Retail-Clothing--0.6%
 17,513 Gap, Inc.................................................   $    882,192
  2,658 Limited, Inc.............................................        120,607
  2,800 Nordstrom, Inc. .........................................         93,800
  6,500 TJX Companies, Inc. .....................................        216,531
                                                                    ------------
                                                                       1,313,130
                                                                    ------------

        Retail-Department Store--3.0%
  4,439 Costco Companies, Inc.(c)................................        355,397
  9,000 Dayton Hudson Corp.......................................        585,000
  2,100 Dillard's, Inc...........................................         73,763
  4,300 Federated Department Stores, Inc.(c).....................        227,631
  5,400 J.C. Penney Co., Inc.....................................        262,238
  9,900 Kmart Corp. .............................................        162,731
  3,200 Kohls Corp.(c)...........................................        247,000
  7,200 May Department Stores Co. ...............................        294,300
  7,800 Sears, Roebuck & Co......................................        347,588
 91,100 Wal-Mart Stores, Inc. ...................................      4,395,574
                                                                    ------------
                                                                       6,951,222
                                                                    ------------

        Retail-Food & Drug--0.7%
  8,528 Albertson's, Inc.........................................        439,725
    700 Great Atlantic & Pacific Tea Co. ........................         23,669
 16,400 Kroger Co.(c)............................................        458,175
 10,000 Safeway, Inc.(c).........................................        495,000
  3,000 Winn-Dixie Stores, Inc. .................................        110,812
                                                                    ------------
                                                                       1,527,381
                                                                    ------------

        Retail-Specialty--2.2%
  3,000 Autozone, Inc.(c)........................................         90,375
  4,200 Best Buy Co., Inc.(c)....................................        283,500
  2,100 Circuit City Stores, Inc. ...............................        195,300
  2,200 Consolidated Stores Corp.(c).............................         59,400
  8,000 CVS Corp. ...............................................        406,000
  4,512 Dollar General Corp. ....................................        130,848
 30,246 Home Depot, Inc..........................................      1,948,977
    700 Longs Drug Stores Corp. .................................         24,194
  7,600 Lowe's Companies, Inc....................................        430,825
  7,600 Office Depot, Inc.(c)....................................        167,675
  1,200 Pep Boys-Manny, Moe & Jack...............................         25,950
  5,300 Rite Aid Corp............................................        130,513
  9,350 Staples, Inc.(c).........................................        289,266
  4,000 Tandy Corp. .............................................        195,500
  5,075 Toys 'R' Us, Inc.(c).....................................        104,989
 20,500 Walgreen Co..............................................        602,186
                                                                    ------------
                                                                       5,085,498
                                                                    ------------

        Securities & Asset Management--1.4%
  2,205 Bear Stearns Companies, Inc. ............................        103,084
  8,225 Charles Schwab Corp. ....................................        903,722
  5,100 Franklin Resources, Inc. ................................        207,188

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                              Value (a)
        Securities & Asset Management--(Continued)
  2,300 Lehman Brothers Holdings, Inc. ..........................   $    143,175
  7,300 Merrill Lynch & Co., Inc.................................        583,544
 11,799 Morgan Stanley Dean Witter & Co..........................      1,209,398
  2,900 Paine Webber Group, Inc..................................        135,573
                                                                    ------------
                                                                       3,285,684
                                                                    ------------

        Semi-Conductors--3.2%
  3,000 Advanced Micro Devices, Inc.(c)..........................         54,188
  7,600 Applied Materials, Inc.(c)...............................        561,450
 68,300 Intel Corp...............................................      4,063,850
  1,800 KLA-Tencor Corp.(c)......................................        116,775
  2,800 LSI Logic Corp.(c).......................................        129,150
  5,000 Micron Technology, Inc.(c)...............................        201,563
 12,300 Motorola, Inc. ..........................................      1,165,425
  3,400 National Semiconductor Corp.(c)..........................         86,062
  8,000 Texas Instruments, Inc...................................      1,160,000
                                                                    ------------
                                                                       7,538,463
                                                                    ------------

        Telecommunication--8.8%
  5,600 ALLTEL Corp..............................................        400,400
 22,500 Ameritech Corp...........................................      1,653,750
 64,453 AT&T Corp................................................      3,597,283
 31,852 Bell Atlantic Corp.......................................      2,082,325
 40,000 Bellsouth Corp...........................................      1,875,000
  2,700 Centurytel, Inc..........................................        107,325
  3,500 Frontier Corp. ..........................................        206,500
 19,800 GTE Corp. ...............................................      1,499,850
 37,570 MCI Worldcom, Inc.(c)....................................      3,233,368
  5,800 Nextel Communications, Inc.(c)...........................        291,088
 13,600 Nortel Networks Corp.....................................      1,180,650
 40,116 SBC Communications, Inc. ................................      2,326,728
 18,300 Sprint Corp..............................................        966,469
  9,000 Sprint Corp.(c)..........................................        514,125
 10,292 U S WEST, Inc. ..........................................        604,654
                                                                    ------------
                                                                      20,539,515
                                                                    ------------

        Thrift--0.2%
  1,200 Golden West Financial Corp...............................        117,600
 12,113 Washington Mutual, Inc...................................        428,497
                                                                    ------------
                                                                         546,097
                                                                    ------------

        Tobacco--0.9%
 49,900 Philip Morris Companies, Inc.............................      2,005,353
  2,233 R.J. Reynolds Tobacco Holdings, Inc.(c)..................         70,350
  3,800 UST, Inc.................................................        111,150
                                                                    ------------
                                                                       2,186,853
                                                                    ------------
        Total Common Stocks
         (Identified Cost $120,004,624)..........................    229,623,475
                                                                    ------------

Short-Term Investment--1.4%

    Face
   Amount                                                           Value (a)
 $3,324,000 Repurchase Agreement with State Street Corp. dated
             6/30/1999 at 4.0% to be repurchased at $3,324,264
             on 7/1/1999, collateralized by $3,015,000 U.S.
             Treasury Bonds, 7.500% due 11/15/2016 with a value
             of $3,391,875......................................   $  3,324,000
                                                                   ------------
            Total Short-Term Investments
             (Identified Cost $3,324,000).......................      3,324,000
                                                                   ------------
            Total Investments--99.6%
             (Identified Cost $123,328,624)(b)..................    232,947,475
            Other assets less liabilities.......................        996,587
                                                                   ------------
            Total Net Assets--100%..............................   $233,944,062
                                                                   ============

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized appreciation on investments based on cost of $123,328,624 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $111,721,530
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............    (2,102,679)
                                                                   ------------
   Net unrealized appreciation...................................  $109,618,851
                                                                   ============

(c) Non-income producing security

Key to Abbreviations:

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                 See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)

Assets
 Investments at value....................................           $232,947,475
 Cash....................................................                    909
 Receivable for:
 Securities sold.........................................              1,299,838
 Fund shares sold........................................                563,127
 Dividends and interest..................................                202,242
 Foreign taxes...........................................                    290
                                                                    ------------
  Total Assets...........................................            235,013,881
Liabilities
 Payable for:
 Fund shares redeemed....................................  $283,430
 Securities purchased....................................   606,353
 Withholding taxes.......................................       164
 Accrued expenses:
 Management fees.........................................    45,889
 Deferred trustees fees..................................    78,282
 Other expenses..........................................    55,701
                                                           --------
  Total Liabilities......................................              1,069,819
                                                                    ------------
Net Assets...............................................           $233,944,062
                                                                    ============
 Net assets consist of:
 Capital paid in.........................................           $121,180,272
 Undistributed net investment income.....................              1,056,663
 Accumulated net realized gains
  (losses)...............................................              2,088,276
 Unrealized appreciation (depreciation) on investments...            109,618,851
                                                                    ------------
Net Assets...............................................           $233,944,062
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($233,944,062 divided by 1,064,115 shares of beneficial
 interest)...............................................           $     219.85
                                                                    ============
Identified cost of investments...........................           $123,328,624
                                                                    ============

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)


Investment Income
 Dividends................................................           $ 1,367,545
 Interest.................................................                74,373
                                                                     -----------
                                                                       1,441,918
Expenses
 Management fees..........................................  $257,495
 Trustees' fees and expenses..............................     8,509
 Custodian................................................    57,512
 Audit and tax services...................................     6,291
 Legal....................................................     8,368
 Printing.................................................    34,966
 Insurance................................................     1,577
 Miscellaneous............................................     9,203
                                                            --------
 Total expenses...........................................               383,921
                                                                     -----------
Net Investment Income.....................................             1,057,997
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net.........................................             1,349,119
 Unrealized appreciation (depreciation) on:
 Investments--net.........................................            21,296,304
                                                                     -----------
Net gain (loss)...........................................            22,645,423
                                                                     -----------
Net Increase (Decrease) in Net Assets From Operations.....           $23,703,420
                                                                     ===========

(a)Net of foreign taxes of $21,756.

                See accompanying notes to financial statements.

New England Zenith Fund
(Westpeak Stock Index Series)

Statement of Changes in Net Assets (Unaudited)

                                                                   Six Months
                                                     Year Ended      Ended
                                                    December 31,    June 30,
                                                        1998          1999
                                                    ------------  ------------
From Operations
 Net investment income............................. $  1,772,323  $  1,057,997
 Net realized gain (loss)..........................    1,822,491     1,349,119
 Unrealized appreciation (depreciation)............   34,683,663    21,296,304
                                                    ------------  ------------
 Increase (decrease) in net assets from operations.   38,278,477    23,703,420
                                                    ------------  ------------
From Distributions to Shareholders
 Net investment income.............................   (1,781,029)            0
 Net realized gain.................................     (965,891)            0
                                                    ------------  ------------
 Total distributions...............................   (2,746,920)            0
                                                    ------------  ------------
From Capital Share Transactions
 Proceeds from sale of shares......................   63,090,085    51,295,030
 Reinvestment of distributions.....................    2,746,920             0
 Cost of shares redeemed...........................  (41,673,859)  (27,332,619)
                                                    ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................   24,163,146    23,962,411
                                                    ------------  ------------
 Total increase (decrease) in net assets...........   59,694,703    47,665,831
Net Assets
 Beginning of the period...........................  126,583,528   186,278,231
                                                    ------------  ------------
 End of the period................................. $186,278,231  $233,944,062
                                                    ============  ============
Undistributed (overdistributed) Net Investment
 Income
 End of the period.................................      ($1,334) $  1,056,663
                                                    ============  ============
Number of shares of the Fund:
 Issued from the sale of shares....................      362,065       247,384
 Issued in reinvestment of distributions...........       13,886             0
 Redeemed..........................................     (239,835)     (132,074)
                                                    ------------  ------------
 Net change........................................      136,116       115,310
                                                    ============  ============

Financial Highlights (Unaudited)

                                                                           Six Months
                                     Year Ended December 31,                 Ended
                            ---------------------------------------------   June 30,
                             1994     1995     1996      1997      1998       1999
                            -------  -------  -------  --------  --------  ----------
Net Asset Value, Beginning
 of Period................  $ 76.48  $ 75.35  $100.09  $ 119.62  $ 155.76   $ 196.33
                            -------  -------  -------  --------  --------   --------
Income From Investment
 Operations
 Net Investment Income....     1.80     1.88     1.91      1.86      1.92       0.99
 Net Realized and
  Unrealized Gain (Loss)
  on Investments..........    (0.92)   25.89    20.58     36.95     41.60      22.53
                            -------  -------  -------  --------  --------   --------
 Total From Investment
  operations..............     0.88    27.77    22.49     38.81     43.52      23.52
                            -------  -------  -------  --------  --------   --------
Less Distributions
 Distributions From Net
  Investment Income.......    (1.82)   (1.85)   (1.93)    (1.86)    (1.91)      0.00
 Distributions From Net
  Realized Capital Gains..    (0.16)   (1.18)   (1.03)    (0.67)    (1.04)      0.00
 Distributions in Excess
  of Net Realized Capital
  Gains...................     0.00     0.00     0.00     (0.14)     0.00       0.00
 Distributions From paid-
  in Capital..............    (0.03)    0.00     0.00      0.00      0.00       0.00
                            -------  -------  -------  --------  --------   --------
 Total Distributions......    (2.01)   (3.03)   (2.96)    (2.67)    (2.95)      0.00
                            -------  -------  -------  --------  --------   --------
Net Asset Value, End of
 Period...................  $ 75.35  $100.09  $119.62  $ 155.76  $ 196.33   $ 219.85
                            =======  =======  =======  ========  ========   ========
Total Return (%)..........      1.1     36.9     22.5      32.5      27.9       12.0(a)
Ratio of Operating
 Expenses to Average Net
 Assets (%)...............     0.33     0.40     0.40      0.40      0.37       0.37(b)
Ratio of Net Investment
 Income to Average Net
 Assets (%)...............     2.59     2.20     1.84      1.41      1.16       1.03(b)
Portfolio Turnover Rate
 (%)......................        2        5        4         3         3          2(b)
Net Assets, End of Period
 (000)......................$37,164  $58,671  $80,764  $126,584  $186,278   $233,944
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial Statements
 would have been (%)......      --      0.54     0.50      0.43       --         --

(a) Not computed on an annualized basis.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

Morgan Stanley International Magnum Equity Series
Portfolio Manager: Francine J. Bovich
Morgan Stanley Asset Management

[PHOTO OF FRANCINE J. BOVICH APPEARS HERE]

Q. How did the Series perform during the past six months relative to its index and relative to its peers?

A. For the six-month period ended June 30, 1999 the Morgan Stanley Interna-tional Magnum Equity Series returned 5.7% compared to the Morgan Stanley Capi-tal International Europe, Australia/Asia, Far East Index (EAFE)/18/ of 4.0% and the Lipper Variable Products International Fund Average/12/ of 8.1%.

Q. Briefly discuss the investment and market conditions during the past six months:

A. Global economic healing and numerous interest rate cuts helped to boost most international developed markets. The first half of 1999 stood in stark contrast to 1998: once powerful Europe languished, while Japan and Asia both posted sub-stantial gains after lackluster performance in the previous year. The MSCI EAFE Index ended the first half gaining 4.0% in U.S. dollar terms, although perfor-mance of individual markets was mixed.

Regionally, Europe saw the most variance in performance and the weakest returns as the MSCI Europe Index returned 8.1% in local currency terms (-2.4% in U.S. dollar terms). The less-than-dramatic European recovery coupled with unexpected Euro weakness contributed to European market difficulties. Despite larger than expected interest rate easing by the ECB in April, EMU markets were not able to attain the kinds of results seen in other developed markets, since the EMU markets were plagued by lower earnings expectations, continued high unemployment and the crisis in Kosovo. During the first half of 1999, specifically in the second quarter, European value-oriented stocks were able to regain some of the ground lost to growth stocks during 1998 as European cyclical and defensive industries outperformed their growth counterparts.

After a difficult 1998, the Japanese market gained surprising momentum, with MSCI Japan finishing the first half up 29.5% in local currency terms (+20.7% in U.S. dollar terms). The Japanese market was buoyed by optimism about the restructuring successes seen thus far. The market was pushed higher as investors gained more confidence in the restructuring efforts being implemented by authorities and business leaders. With over 143 restructuring announcements made in the first five months of the year, the restructuring story is really starting to take shape. Corporations are reducing capacity, unwinding cross-shareholding positions, consolidating business units and paying down debt. Although these efforts are just the beginning of what will be needed to revive the economy, they are clear signs to investors that government and corporate Japan is willing to take the bitter but necessary medicine.

Outside of Japan, Asian markets saw spectacular returns as interest rates fell and liquidity became more plentiful. These markets were also helped by strong performance in Japan, a major trading partner, as well as a surge in commodity and oil prices toward the end of the second quarter. The MSCI Pacific ex-Japan Index appreciated 22.1% in local currency terms (+26.0% in U.S. dollar terms) during the first half of 1999.

Q. Given this investment environment, what was your investment strategy? What changes did you make since the start of the year?

A. The Series began the year underweight versus the index in all regions (Eu-rope 71% vs. 73%, Japan 19% vs. 21%, Asia 4% vs. 6%). During the first quarter of 1999 we increased our allocation to Japan from underweight to neutral, and again in the second quarter from neutral to overweight, while decreasing expo-sure to Europe. During the second quarter we also increased exposure to the Asia ex-Japan region.

Beginning in the first quarter and progressing into the start of the second, we made some adjustments to the European portion of the Series' portfolio. We decreased our allocation to smaller cap companies in Europe and re-deployed to larger cap holdings. This strategy has served the portfolio well, as the remaining small cap holdings have outperformed their small cap peers within the MSCI EAFE Index during the second quarter.

Q. What were the principal factors affecting your performance (on both an absolute and relative basis) during the past six months? What investment decisions were most effective and which ones were least effective?

A. Portfolio outperformance is attributable to both regional allocation and strong stock selection within Europe and Japan. During the six month period ended June 30, 1999 the Series decreased exposure to Europe, a relative underperformer, while increasing the allocation to Japan, a relative outperformer. Stock selection within Europe proved to be a strong contributor to overall results, especially during the second quarter as value stocks regained favor and outperformed the growth counterparts. Specifi-cally, the portfolio was overweight in outperforming industries such as Indus-trial Cyclicals and Machinery & Engineering, while underweighting underperforming industries such as Banking and Pharmaceuticals. Additionally, the European portfolio's underweighting to Mega-cap stocks was a positive as Mid and Small-cap stocks outperformed in Europe. Japanese stock selection was also very strong, especially among the Machinery & Engineering and Recreation & Other Consumer Goods industries. Both of these industries are comprised of blue chip, global franchise exporters that benefited from the Yen's weakness.

Detracting from overall performance was the Series' underweight to European Telecommunications (relative outperformer), an overweight to European Food & Household Products (relative underperformer), and an underweight to Japanese Banks (relative outperformer).

Q. What is your outlook for the market and your portfolio for the next six months? What changes, if any, will you make to the way you manage your portfolio?

A. At the end of the second quarter markets were holding their breath in antic-ipation of the expected rate hike by the U.S. Fed. As of this writing, the Fed raised rates by 0.25% and assumed a "neutral bias". Although this modest rate hike is supportive of growth abroad and has not derailed the global economic healing seen so far this year, an indication of inflationary pressures in the U.S. could compel the Fed to raise rates again during the second half of 1999, which may have a negative impact on international growth.

We expect Japan to outperform other developed markets in the medium-to-long term as authorities and business leaders remain committed to reforms. The Fed's neutral bias coupled with the Bank of Japan's current policy of "0%" short-term interest rates, will allow Japan to accelerate restructuring and provide a platform for economic recovery. It will likely become very important for Japan to show concrete economic growth over the next year, particularly if U.S. growth slows. While we are increasingly bullish on the prospects for Japan, we intend to keep our highly selective stock and sector weightings. In particular, Sony, Fujitsu, Mitsumi and TDK have reached all time highs and NTT, the largest capitalized company in Japan, has broken out from a 10-year trading range.

The nascent economic recovery in Europe is proceeding at a frustratingly slow pace, although the prospects for the second half of 1999 seem to be improving. As the Euro continues its weakening trend, European exporters should benefit both from this weakness as well as from a pick-up in demand from strengthening Asian economies. Domestic demand remains strong due to the lagged effects of monetary easing and a more relaxed stance of fiscal policy. This coupled with the recent stronger-than-expected factory orders in Italy and Germany could signal further recovery in the Euro economy. German recovery should be further aided by fiscal initiatives such as German Finance Minister Hans Eichel's plans to reduce corporate tax rates to a flat 25%. Moreover, the German tax reform is likely to trigger further competitive tax cuts in Europe. The Dutch government is already considering slashing the corporate tax rate from 35% to 30% in 2001. Encouragingly, Europe's predominantly center-left governments appear to realize the need to tackle structural problems, as evidenced by the statement released following the Cologne summit of 15 EU heads of state. "Achieving higher employ-ment depends on well-functioning labor markets and on efficient, competitive markets for goods, services and capital. We consider structural reform of la-bor, product and capital markets to be essential." These current reform propos-als will be key to improving long-term growth and investment prospects, and should make Europe a more attractive place to invest.

Asian markets have been driven by low interest rates and high liquidity, as well as rising commodity prices. In the region as a whole, improving consumer and business confidence is evident, and if these markets continue to employ re-structuring policies, maintain stabilizing current account deficits and improve balance sheets their recoveries should continue. We will monitor Asia carefully in the coming months for signs of continued progress in restructuring the re-gion's banking and corporate sectors. The concern remains, however, that gov-ernments and business may not be as willing to inflict the kinds of stringent policies necessary for reform in light of recent econmic and market strength. Should the U.S. continue to tighten monetary policy over the course of the year, this would most likely be negative, especially for Hong Kong growth pros-pects, as the Hong Kong dollar and interest rates are pegged to those of the United States. Since the recent market run-ups have caused valuations to become extended, any growth-hindering policies could have significant adverse effects on Asia. Such circumstances could lead us to reduce the portfolio's exposure to the region.

                A $10,000 investment compared to the EAFE Index
                          since the Series' inception

                    International Equity Series              EAFE

       10/31/94                  10,000                     10,000
        6/30/95                  10,330                      9,828
        6/30/96                  11,599                     11,134
        6/30/97                  12,543                     12,563
        6/30/98                  13,537                     13,329
        6/30/99                  13,012                     14,344

Average Annual Return
         International Magnum       EAFE       Lipper Variable International
             Equity Series                              Funds Average

       6 months   5.7%              4.0%                    8.1%
         1 year  (3.9)              7.6                     5.4
        3 years   3.9               8.8                    10.0
Since Inception   5.8               8.0                     n/a

 ..   Fund Facts

Goal: long-term capital appreciation through investment primarily in international equity securities.
Start date: October 31, 1994
Size: $75 million as of June 30, 1999
Manager: Francine Bovich has managed the Morgan Stanley International Magnum Equity Series since May 1997. Ms. Bovich is also a Managing Director of Morgan Stanley Dean Witter Investment Management Inc.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--95.5% of Total Net Assets

 Shares                                                               Value (a)
         Australia--2.5%
   5,100 Amp Limited..............................................   $    55,681
   3,100 Brambles Industries, Ltd. ...............................        81,560
  10,900 Broken Hill Proprietary. Ltd. ...........................       126,095
  24,700 Cable and Wireless Optus, Ltd.(c)........................        56,168
  15,700 Colonial, Ltd. ..........................................        55,525
  39,900 Fosters Brewing Group, Ltd. .............................       112,309
   8,491 Lend Lease Corp. ........................................       116,430
  14,950 National Australia Bank, Ltd. ...........................       247,067
  23,250 News Corporation, Ltd. ..................................       198,112
  43,900 Normandy Mining, Ltd. ...................................        29,194
  37,000 Oil Search, Ltd.(c)......................................        54,812
  22,400 Qantas Airways...........................................        73,890
  11,000 Rio Tinto, Ltd. .........................................       180,131
  46,150 Telstra Corp. ...........................................       264,103
  28,050 Westpac Banking Corp. ...................................       181,716
  10,450 WMC, Ltd. ...............................................        44,833
                                                                     -----------
                                                                       1,877,626
                                                                     -----------

         Belgium--0.4%
   4,100 Fortis B.................................................       128,697
   4,404 G.I.B. Group S.A.........................................       164,116
                                                                     -----------
                                                                         292,813
                                                                     -----------

         Denmark--1.3%
   5,560 Novo Nordisk A/S, 'B' shares.............................       599,002
   5,700 Unidanmark A/S...........................................       379,357
                                                                     -----------
                                                                         978,359
                                                                     -----------

         Finland--2.0%
   7,210 KCI Konecranes International, Plc........................       247,574
   2,150 Kone OYJ, 'B' shares.....................................       268,176
 105,980 Merita, Ltd..............................................       601,965
  13,510 Sampo Insurance Co., Ltd. ...............................       391,342
                                                                     -----------
                                                                       1,509,057
                                                                     -----------

         France--9.3%
   2,810 Alcatel..................................................       395,398
   2,390 Axa......................................................       291,460
   1,720 Banque Nationale de Paris................................       143,745
  27,500 CNP Assurances...........................................       750,949
   3,431 Compagnie de Saint Gobain................................       546,443
   3,260 Elf Aquitaine............................................       478,209
   1,740 Groupe Danone............................................       448,420
  15,780 Michelin CGDE, 'B' shares................................       645,305
   9,290 Pernod Ricard............................................       622,479
  12,960 Rhone-Poulenc S.A........................................       591,974
  12,340 Schneider Electric S.A...................................       692,642
   1,380 Suez Lyonnaise Des Eaux..................................       248,806
   8,350 Total Fina S.A. 'B' shares...............................     1,076,811
                                                                     -----------
                                                                       6,932,641
                                                                     -----------


 Shares                                                               Value (a)
        Germany--7.1%
  3,300 Adidas-Salomon AG.........................................   $   327,424
 13,320 BASF AG...................................................       588,370
 10,720 Bayerische Hypo Und Vereinsbank...........................       696,195
 13,800 Bewag AG..................................................       212,675
  4,977 Fresenius AG, Preferred...................................       879,888
  5,260 Henkel KGaA, Preferred....................................       358,954
 12,809 Hoechst AG................................................       579,663
  1,090 Mannesmann AG.............................................       162,589
    235 Plettac AG................................................        12,100
  4,760 Schering AG...............................................       504,424
  2,000 Siemens AG................................................       154,215
    585 Suedzucker AG, Preferred..................................       225,540
  9,580 Volkswagen AG.............................................       613,271
                                                                     -----------
                                                                       5,315,308
                                                                     -----------

        Hong Kong--2.6%
 36,500 Cathay Pacific Airways, Ltd...............................        55,983
 44,800 Cheung Kong Holdings, Ltd.................................       398,422
 65,700 China Telecom.............................................       182,486
 13,000 Dao Heng Bank Group, Ltd..................................        58,309
 68,300 Hong Kong Telecommunications..............................       177,383
  5,000 HSBC Holdings, Plc........................................       182,378
 33,200 Hutchison Whampoa, Ltd. ..................................       300,608
 36,800 Li and Fung, Ltd. ........................................        88,222
 14,000 New World Development Co., Ltd. ..........................        41,953
 20,800 Smartone Telecommunications Holding.......................        73,993
 25,200 Sun Hung Kai Properties, Ltd..............................       229,797
 19,400 Swire Pacific, Ltd. ......................................        96,017
  8,000 Television Broadcasts, Ltd. ..............................        37,534
                                                                     -----------
                                                                       1,923,085
                                                                     -----------

        Ireland--0.3%
 80,700 Greencore Group, Plc......................................       249,569
                                                                     -----------

        Italy--3.3%
 28,205 Banca Popolare di Bergamo Credito Varesino Scrl...........       619,300
 43,750 Marzotto & Figli Spa......................................       340,052
 67,550 Mediaset Spa..............................................       600,245
 87,900 Telecom Italia Spa........................................       913,366
                                                                     -----------
                                                                       2,472,963
                                                                     -----------

        Japan--26.1%
  7,600 Aiwa Co., Ltd.............................................       251,302
 29,000 Amada, Ltd. ..............................................       204,968
  2,000 Autobacs Seven Co.........................................        97,214
 21,000 Canon, Inc. ..............................................       604,117
 30,000 Casio Computer Co.........................................       228,156
 19,000 Dai Nippon Printing.......................................       303,918
 67,000 Daicel Chemical Industries, Ltd...........................       246,466
 35,000 Daifuku Co., Ltd. ........................................       244,482

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                               Value (a)
         Japan--(Continued)
  29,000 Daikin Industries, Ltd...................................   $   336,819
   3,700 FamilyMart Co., Ltd. ....................................       169,753
  15,000 Fuji Machine Manufacturing, Ltd..........................       462,511
  14,000 Fuji Photo Film Co., Ltd.................................       530,049
  22,000 Fujitec Co., Ltd. .......................................       208,597
  38,000 Fujitsu, Ltd. ...........................................       764,900
  55,000 Furukawa Electric Co., Ltd. .............................       252,335
  18,000 Hitachi Credit Corp. ....................................       356,369
  74,000 Hitachi, Ltd. ...........................................       694,304
  15,000 Inabata & Co., Ltd. .....................................        62,371
  44,000 Kaneka Corp. ............................................       414,648
  14,000 Kurita Water Industries, Ltd. ...........................       251,137
   7,300 Kyocera Corp. ...........................................       428,453
  17,000 Kyudenko Corp. ..........................................        97,247
  10,000 Lintec Corp. ............................................       100,686
  28,000 Matsushita Electric Industrial Co., Ltd. ................       543,937
  25,000 Minebea Co., Ltd. .......................................       278,995
  66,000 Mitsubishi Chemical Corp. ...............................       228,602
  25,000 Mitsubishi Estate Co., Ltd. .............................       244,069
  74,000 Mitsubishi Heavy Industries, Ltd. .......................       300,355
  20,000 Mitsumi Electric Co., Ltd. ..............................       558,816
  49,000 NEC Corp. ...............................................       609,614
  21,000 Nifco, Inc. .............................................       201,893
   5,900 Nintendo Co., Ltd. ......................................       829,619
 114,000 Nissan Motor Co., Ltd. ..................................       544,697
  15,000 Nissha Printing Co., Ltd. ...............................       109,118
      65 NTT Corp. ...............................................       757,626
  11,000 Ono Pharmaceutical Co., Ltd. ............................       381,913
  51,000 Ricoh Co., Ltd. .........................................       702,372
   7,600 Rinnai Corp. ............................................       174,655
   2,000 Rohm Co., Ltd. ..........................................       313,301
  10,000 Ryosan Co., Ltd. ........................................       198,396
   6,000 Sangetsu Co., Ltd. ......................................       127,718
  24,000 Sankyo Co., Ltd. ........................................       605,109
  34,000 Sanwa Shutter Corp., Ltd. ...............................       184,376
  26,000 Sekisui Chemical Co., Ltd. ..............................       150,880
  27,000 Sekisui House, Ltd. .....................................       291,494
  29,000 Shin-Etsu Polymer Co., Ltd. .............................       162,776
   6,700 Sony Corp. ..............................................       722,783
  20,000 Suzuki Motor Corp. ......................................       318,261
   6,000 TDK Corp. ...............................................       549,062
  89,000 Toshiba Corp. ...........................................       634,926
  14,000 Toyota Motor Corp. ......................................       443,250
  44,000 Tsubakimoto Chain Co. ...................................       156,766
  26,000 Yamaha Corp. ............................................       312,722
  15,000 Yamanouchi Pharmaceutical Co., Ltd. .....................       574,109
                                                                     -----------
                                                                      19,523,012
                                                                     -----------

         Netherlands--3.9%
   6,550 ABN Amro Holdings NV.....................................       141,793
  18,940 Akzo Nobel NV............................................       796,592
   4,950 Benckiser NV, 'B' Shares.................................       264,065

 Shares                                                               Value (a)
         Netherlands--(Continued)
  17,668 Ing Groep NV.............................................   $   956,186
   5,704 Koninklijke Philips Electronics NV.......................       562,419
   7,550 Laurus NV................................................       175,116
                                                                     -----------
                                                                       2,896,171
                                                                     -----------

         New Zealand--0.1%
  18,500 Telecom Corp. Of New Zealand, Ltd........................        79,338
                                                                     -----------

         Portugal--1.1%
  11,050 Banco Commercial Portugues S.A. .........................       286,253
  28,400 Electricidade de Portugal S.A............................       511,162
                                                                     -----------
                                                                         797,415
                                                                     -----------

         Singapore--1.9%
  18,000 City Developments, Ltd. .................................       115,276
  22,000 Development Bank of Singapore, Ltd. .....................       268,860
  37,000 Natsteel Electronics, Ltd................................       161,957
  14,000 Overseas Chinese Bank, Ltd. .............................       116,804
  11,000 Overseas Union Bank, Ltd. ...............................        52,996
  18,000 Sembcorp Logistics, Ltd..................................        70,858
  11,000 Singapore Airlines, Ltd. ................................       104,700
  12,000 Singapore Press Holdings, Ltd............................       204,465
  64,000 Singapore Telecommunications, Ltd. ......................       109,800
  17,000 United Overseas Bank, Ltd. ..............................       118,861
  16,000 Venture Manufacturing, Ltd...............................       123,149
                                                                     -----------
                                                                       1,447,726
                                                                     -----------

         Spain--2.8%
   3,960 Banco Popular Espanol S.A. ..............................       284,731
  25,600 Banco Santander Central Hispano..........................       266,537
  21,600 Endesa S.A. .............................................       460,468
  32,000 Iberdrola S.A. ..........................................       486,891
  12,825 Telefonica S.A.(c).......................................       619,124
                                                                     -----------
                                                                       2,117,751
                                                                     -----------

         Sweden--3.7%
  17,950 Autoliv, Inc.............................................       547,656
   5,650 Ericsson Telefonab. LM, Series B.........................       181,367
   9,600 ForeningsSparbanken AB...................................       135,705
  98,100 Nordbanken Holding AB....................................       574,340
  32,050 Svedala Industries AB....................................       577,648
  61,620 Svenska Handelsbanken....................................       740,397
                                                                     -----------
                                                                       2,757,113
                                                                     -----------

         Switzerland--8.0%
     780 CIE Financiere Richemont AG..............................     1,499,711
     165 Forbo Holdings AG........................................        65,571
     624 Holderbank Financiere Glarus AG..........................       736,313
     760 Nestle S.A...............................................     1,368,889
     445 Novartis AG..............................................       649,572

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Investments as of June 30, 1999 (Unaudited)

Common Stocks--(Continued)

 Shares                                                               Value (a)
         Switzerland--(Continued)
      43 Roche Holding AG.........................................   $   441,862
     165 Schindler Holding AG.....................................       254,646
   1,160 Swisscom AG..............................................       436,371
   1,829 UBS AG...................................................       545,725
                                                                     -----------
                                                                       5,998,660
                                                                     -----------

         United Kingdom--19.1%
 169,750 Aegis Group, Plc.........................................       374,596
  84,250 Allied Domecq, Plc. .....................................       810,074
  57,400 Allied Zurich, Plc.......................................       721,552
  38,571 Bank Of Ireland..........................................       650,822
  38,329 Bank Of Scotland.........................................       512,631
  94,008 BG, Plc. ................................................       573,457
  31,030 BOC Group, Plc. .........................................       607,471
  56,900 British Telecom, plc. ...................................       952,493
  25,435 Burmah Castrol, Plc. ....................................       482,306
  45,550 Capital Radio............................................       602,746
 166,640 Centrica, Plc............................................       391,373
     800 Devro, Plc. .............................................         1,778
  41,964 Diageo, Plc. ............................................       440,862
   8,600 Glaxo Wellcome, Plc. ....................................       238,988
  63,280 Great Universal Stores, Plc..............................       705,697
 271,200 Halma, Plc...............................................       453,128
  66,800 Imperial Tobacco Group...................................       732,316
  37,800 J. Sainsbury, Plc. ......................................       238,329
  29,700 Lloyds TSB Group, Plc. ..................................       403,308
  92,800 Morgan Crucible Co. .....................................       395,677
  41,600 Prudential Corp., Plc. ..................................       613,098
  89,488 Reckitt and Colman, Plc. ................................       934,496
  46,531 Royal & Sun Alliance Insurance Group, Plc. ..............       416,963

   Shares                                                            Value (a)
            United Kingdom--(continued)
     63,400 Scottish & Southern Energy, Plc. ....................   $   647,574
     23,000 Seton Healthcare Group, Plc.(c)......................       263,565
     41,600 Shell Transport & Trading Co.........................       312,123
     34,500 Smith & Nephew, Plc..................................       104,411
     80,400 Tesco, Plc. .........................................       208,472
      2,500 United News & Media, Plc. ...........................        24,038
     62,500 WPP Group, Plc. .....................................       529,128
                                                                    -----------
                                                                     14,343,472
                                                                    -----------
            Total Common Stocks (Identified Cost $65,144,116)....    71,512,079
                                                                    -----------

Short-Term Investment--4.4%

    Face
   Amount                                                            Value (a)
 $3,326,000 Repurchase Agreement with State Street Corp. dated
             6/30/1999 at 4.0% to be repurchased at $3,326,370 on
             7/1/1999, collateralized by $3,020,000 U.S. Treasury
             Bonds, 7.50% due 11/15/2016 with a value of
             $3,397,500..........................................     3,326,000
                                                                    -----------
            Total Short-Term Investment
             (Identified Cost $3,326,000)........................     3,326,000
                                                                    -----------
            Total Investments--99.9%
             (Identified Cost $68,470,116)(b)....................    74,838,079
            Other assets less liabilities........................        25,933
                                                                    -----------
            Total Net Assets--100%...............................   $74,864,012
                                                                    ===========

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Investments as of June 30, 1999 (Unaudited)

Forward Contracts Outstanding at June 30, 1999

                                    Local                            Unrealized
      Currency         Delivery   Currency   Aggregate    Total    Appreciation/
      Contract           Date      Amount    Face Value   Value    (Depreciation)
Japanese Yen (sold)..  7/19/1999 193,108,000 $1,613,374 $1,600,648    $12,726
                                                                      -------
Net Unrealized appreciation of
 forward currency contracts.....                                      $12,726
                                                                      =======

Ten Largest Industry Holdings at June 30, 1999 (Unaudited)

  1 Banking                      11.5%
  2 Health & Personal Care        9.0%
  3 Electronics                   7.0%
  4 Telecommunications            6.7%
  5 Machinery & Engineering       5.9%
  6 Food & Household Products     4.9%
  7 Chemicals                     4.7%
  8 Insurance                     4.7%
  9 Utilities, Electrical & Gas   4.6%
 10 Multi-Industry                4.2%

(a) See Note 1A of Notes to Financial Statements.
(b) Federal Tax Information:
  At June 30, 1999 the net unrealized appreciation on investments based on cost of $68,470,116 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost.........   $9,253,923
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value.........   (2,885,960)
                                                                    ----------
     Net unrealized appreciation.................................   $6,367,963
                                                                    ==========

(c) Non-income producing security.

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Statement of Assets & Liabilities
June 30, 1999 (Unaudited)


Assets
 Investments at value...................................             $74,838,079
 Cash...................................................                     844
 Foreign cash at value (Identified cost $931,184).......                 925,452
 Receivable for:
 Securities sold........................................                 291,243
 Fund shares sold.......................................                 258,601
 Open forward currencey contracts--net..................                  12,726
 Dividends and interest.................................                 126,340
 Foreign taxes..........................................                  78,608
 Unamortized organization expense.......................                     669
                                                                     -----------
  Total assets..........................................              76,532,562
Liabilities
 Payable for:
 Fund shares redeemed...................................  $  228,382
 Securities purchased...................................   1,303,059
 Withholding taxes......................................      10,599
 Accrued expenses :
 Management fees........................................      54,836
 Deferred trustees' fees................................       6,254
 Other expenses.........................................      65,420
                                                          ----------
  Total liabilities.....................................               1,668,550
                                                                     -----------
Net Assets..............................................             $74,864,012
                                                                     ===========
 Net assets consist of :
 Capital paid in........................................             $69,796,562
 Undistributed net investment income....................                 405,408
 Accumulated net realized
  gains (losses)........................................              (1,709,006)
 Unrealized appreciation (depreciation) on investments
  and foreign currency..................................               6,371,048
                                                                     -----------
Net Assets..............................................             $74,864,012
                                                                     ===========
Computation of offering price :
Net asset value and redemption price per share
 ($74,864,012 divided by 6,214,102 shares of beneficial
 interest)..............................................             $     12.05
                                                                     ===========
Identified cost of investments..........................             $68,470,116
                                                                     ===========

Statement of Operations
Six Months Ended June 30, 1999
(Unaudited)

Investment Income
 Dividends...........................................             $  916,830(a)
 Interest............................................                117,604
                                                                  ----------
                                                                   1,034,434
Expenses
 Management fees.....................................  $ 311,478
 Trustees' fees and expenses.........................      6,604
 Custodian...........................................    113,488
 Audit and tax services..............................      9,348
 Legal...............................................      2,201
 Printing............................................     15,293
 Amortization of organization expense................        997
 Insurance...........................................        429
 Miscellaneous.......................................      1,469
                                                       ---------
  Total expenses.....................................    461,307
  Less expenses assumed by the investment adviser....    (11,395)    449,912
                                                       ---------  ----------
Net Investment Income................................                584,522
Realized and Unrealized Gain (Loss)
 Realized gain (loss) on:
 Investments--net....................................   (973,203)
 Foreign currency transactions--net..................   (280,631) (1,253,834)
                                                       ---------
 Unrealized appreciation (depreciation) on:
 Investments--net....................................  4,429,766
 Foreign currency transactions--net..................    214,126   4,643,892
                                                       ---------  ----------
Net gain (loss)......................................              3,390,058
                                                                  ----------
Net Increase (Decrease) in Net Assets From
 Operations..........................................             $3,974,580
                                                                  ==========

(a) Net of foreign taxes of $123,767.

                See accompanying notes to financial statements.

New England Zenith Fund
(Morgan Stanley International Magnum Equity Series)

Statement of Changes in Net Assets (Unaudited)

                                                                     Six Months
                                                        Year Ended      Ended
                                                       December 31,   June 30,
                                                           1998         1999
                                                       ------------  -----------
From Operations
 Net investment income...............................  $   674,909   $   584,522
 Net realized gain (loss)............................      698,188    (1,253,834)
 Unrealized appreciation (depreciation)..............    1,803,620     4,643,892
                                                       -----------   -----------
 Increase (decrease) in net assets from operations...    3,176,717     3,974,580
                                                       -----------   -----------
From Distributions to Shareholders
 Net investment income...............................     (674,909)            0
 Net realized gain...................................     (658,590)            0
 In excess of net realized gain......................     (146,749)            0
                                                       -----------   -----------
 Total distributions.................................   (1,480,248)            0
                                                       -----------   -----------
From Capital Share Transactions
 Proceeds from sale of shares........................   31,156,503    14,411,733
 Reinvestment of distributions.......................    1,480,248             0
 Cost of shares redeemed.............................  (19,199,129)  (11,690,945)
                                                       -----------   -----------
 Increase (decrease) in net assets from capital share
  transactions.......................................   13,437,622     2,720,788
                                                       -----------   -----------
 Total increase (decrease) in net assets.............   15,134,091     6,695,368
Net Assets
 Beginning of the period.............................   53,034,553    68,168,644
                                                       -----------   -----------
 End of the period...................................  $68,168,644   $74,864,012
                                                       ===========   ===========
Undistributed (overdistributed) Net Investment Income
 End of the period...................................    ($179,114)  $   405,408
                                                       ===========   ===========
Number of shares of the Fund:
 Issued from the sale of shares......................    2,622,460     1,254,558
 Issued in reinvestment of distributions.............      125,847             0
 Redeemed............................................   (1,655,274)   (1,018,613)
                                                       -----------   -----------
 Net change..........................................    1,093,033       235,945
                                                       ===========   ===========

Financial Highlights (Unaudited)

                          October 31, 1994 (a)                                     Six Months
                                through            Year Ended December 31,           Ended
                              December 31,     ----------------------------------   June 30,
                                  1994          1995     1996     1997     1998       1999
                          -------------------- -------  -------  -------  -------  ----------
Net Asset Value,
 Beginning of Period....         $10.00        $ 10.23  $ 10.73  $ 11.29  $ 10.86   $ 11.40
                                 ------        -------  -------  -------  -------   -------
Income From Investment
 Operations
 Net Investment Income..           0.03           0.09     0.06     0.08     0.14      0.10
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........           0.23           0.53     0.68    (0.23)    0.66      0.55
                                 ------        -------  -------  -------  -------   -------
 Total From Investment
  operations............           0.26           0.62     0.74    (0.15)    0.80      0.65
                                 ------        -------  -------  -------  -------   -------
Less Distributions
 Distributions From Net
  Investment Income.....          (0.02)         (0.09)   (0.02)   (0.09)   (0.12)     0.00
 Distributions in Excess
  of Net Investment
  Income................           0.00          (0.03)    0.00     0.00    (0.03)     0.00
 Distributions From Net
  Realized Capital
  Gains.................           0.00           0.00    (0.16)   (0.08)   (0.11)     0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........           0.00           0.00     0.00    (0.11)    0.00      0.00
 Distributions From
  Paid-in Capital.......          (0.01)          0.00     0.00     0.00     0.00      0.00
                                 ------        -------  -------  -------  -------   -------
 Total Distributions....          (0.03)         (0.12)   (0.18)   (0.28)   (0.26)     0.00
                                 ------        -------  -------  -------  -------   -------
Net Asset Value, End of
 Period.................         $10.23        $ 10.73  $ 11.29  $ 10.86  $ 11.40   $ 12.05
                                 ======        =======  =======  =======  =======   =======
Total Return (%)........            2.6(b)         6.0      6.9     (1.3)     7.3       5.7(b)
Ratio of Operating
 Expenses to Average Net
 Assets (%).............           1.30(c)        1.30     1.30     1.30     1.30      1.30(c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).............           2.56(c)        1.29     0.67     0.96     1.07      1.69(c)
Portfolio Turnover Rate
 (%)....................              4(c)          89       64      115       40        74(c)
Net Assets, End of
 Period (000)...........         $2,989        $16,268  $39,392  $53,035  $68,169   $74,864
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial
 Statements would have
 been (%)...............           5.38(c)        3.12     1.66     1.59     1.40      1.33(c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

New England Zenith Fund

Notes to Financial Statements--June 30, 1999 (Unaudited)

1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986 as amended. The Fund succeeded to the operations of The New England Zenith Fund, Inc. on February 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife") and New England Life Insurance Company ("NELICO"), an indirect subsidiary of MetLife, as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate series (each a "Series"), with shares of each Series representing interests in a separate portfolio of assets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of each Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.Security valuation

  As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, the Back Bay Advisors Money Market Series employs the amortized cost method of security valuation which, the Fund's Board of Trustees (the "Board") has determined, approximates the fair market net asset value per share of the Series. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

  Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services authorized by the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value. Equity securities are valued using the last reported sale price for securities listed on that security's principal trading exchange or on the NASDAQ National Market System (if that is the security's principal trading market), or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price by a broker making a market in such security. Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by the Fund's advisers and subadvisers, under the supervision of the Board.

  Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a Series' subadviser under the direction of the adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Fund's Board of Trustees.

B. Foreign currency translation--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

New England Zenith Fund

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Series and the U.S. dollar equivalent of the amounts actually received or paid by each Series. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   Forward Foreign Currency Contracts--Certain Series may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Series' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Series' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Series' Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Series has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Contracts Outstanding." This amount represents the aggregate exposure to each currency the Series has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

   All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. Options--Certain Series may use options to hedge against changes in values of securities the Series owns or expects to purchase. Writing puts and buying calls tends to increase the Series' exposure to the underlying instrument and writing calls or buying puts tends to decrease the Series' exposure to the underlying instrument, or hedge other Series investments.

   For options purchased to hedge the Series' investments, the potential risk to the Series is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Series, the maximum loss is not limited to the premium initially received for the option.

   Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

E. Repurchase agreements--Each Series, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

F. Reverse Repurchase Agreements--The Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities Series may enter into reverse repurchase agreements with qualified, third party broker-dealers as

New England Zenith Fund
   determined by and under the direction of the Board. At the time a Series enters into a reverse repurchase agreement, it will establish and maintain a segregated account at the custodian or a subcustodian, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest. At June 30, 1999, there were no open reverse repurchase agreements for the Salomon Brothers Strategic Bond Opportunities Series or Salomon Brothers U.S. Government Series.

G. Federal taxes--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

H. Dividends and distributions to shareholders--Back Bay Advisors Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

2. At June 30, 1999, MetLife held 27,306,805 shares of the Fund in separate accounts funding annuity contracts issued by MetLife. NELICO held the remaining 63,059,530 shares of the Fund then outstanding in separate accounts funding variable life insurance and variable annuity contracts issued by NELICO.

As long as MetLife owns (directly or through NELICO) more than 25% of the Fund's outstanding shares, it will be presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

3. For the six months ended June 30, 1999, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                    Purchases                        Sales
                          ------------------------------ ------------------------------
         Series           U.S. Government     Other      U.S. Government     Other
         ------           --------------- -------------- --------------- --------------
Back Bay Advisors Bond
 Income Series..........   $ 42,450,220   $  124,624,370  $ 42,518,721   $   91,612,112
Salomon Brothers
 Strategic Bond
 Opportunities Series...      9,725,978      107,862,961    11,294,434      111,716,631
Salomon Brothers U.S.
 Government Series......    133,987,519         --         129,231,731         --
Back Bay Advisors
 Managed Series.........      6,375,250       67,078,724     4,053,891       64,584,052
Loomis Sayles Balanced
 Series.................      6,641,778       63,523,083    10,790,201       42,136,539
Alger Equity Growth
 Series.................        --           458,414,236       --           301,834,199
Capital Growth Series...        --         2,175,729,183       --         2,201,129,882
Davis Venture Value
 Series.................        --           114,915,379       --            47,085,247
Goldman Sachs Midcap
 Value Series...........        --            60,980,847       --            62,089,353
Loomis Sayles Small Cap
 Series.................        --           158,875,652       --           159,466,377
MFS Investors Series
 (April 30, 1999 through
 June 30, 1999).........        --             5,306,510       --               387,745
MFS Research Managers
 Series (April 30, 1999
 through June 30, 1999).        --             5,739,687       --               803,257
Westpeak Growth and
 Income Series..........        --           243,405,888       --           193,334,446
Westpeak Stock Index
 Series.................        --            24,278,904       --             2,314,891
Morgan Stanley
 International Magnum
 Equity Series..........        --            28,895,993       --            24,608,380

Purchases and sales of short-term obligations for the Back Bay Advisors Money Market Series aggregated $641,772,832 and $623,762,607, respectively.

New England Zenith Fund

4. New England Investment Management, Inc. ("NEIM") (formerly TNE Advisers, Inc.) acts as adviser to all of the Series except the Capital Growth Series, for which Capital Growth Management Limited Partnership ("CGM") serves as adviser. Separate advisory agreements for each Series provide for management fees payable by the Series as set forth below:

                               Management
                              Fees Earned         Annual
                              by NEIM for       Percentage                 Based on
                          the Six Months Ended Rates Paid to    Series Average Daily Net Asset
         Series              June 30, 1999        Adviser                Value Levels
         ------           -------------------- ------------- ------------------------------------
Back Bay Advisors Money
 Market Series..........       $  363,891          0.35%     of the first $500 million
                                                   0.30%     of the next $500 million
                                                   0.25%     of amounts in excess of $1 billion

Back Bay Advisors Bond
 Income Series..........          550,557          0.40%     of the first $400 million
                                                   0.35%     of the next $300 million
                                                   0.30%     of the next $300 million
                                                   0.25%     of amounts in excess of $1 billion

Salomon Brothers
 Strategic Bond
 Opportunities Series...          308,005          0.65%     of all assets

Salomon Brothers U.S.
 Government Series......          131,836          0.55%     of all assets

Back Bay Advisors
 Managed Series.........          539,904          0.50%     of all assets

Loomis Sayles Balanced
 Series.................          682,357          0.70%     of all assets

Alger Equity Growth
 Series.................        1,869,159          0.75%     of all assets

Davis Venture Value
 Series.................        1,824,345          0.75%     of all assets

Goldman Sachs Midcap
 Value Series...........          413,343          0.75%     of all assets

Loomis Sayles Small Cap
 Series.................        1,091,684          1.00%     of all assets

MFS Investors Series
 (April 30, 1999 through
 June 30, 1999).........            6,230          0.75%     of all assets

MFS Research Managers
 Series (April 30, 1999
 through June 30, 1999).            6,287          0.75%     of all assets

Westpeak Growth and
 Income Series..........        1,091,087          0.70%     of the first $200 million
                                                   0.65%     of the next $300 million
                                                   0.60%     of amounts in excess of $500 million

Westpeak Stock Index
 Series.................          257,495          0.25%     of all assets

Morgan Stanley
 International Magnum
 Equity Series..........          311,478          0.90%     of all assets

The Capital Growth Series pays its adviser, CGM, an advisory fee at an annual rate of 0.70% of the first $200 million of average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. For advisory services rendered during the six months ended June 30, 1999, CGM was paid at an average annual rate of 0.62% of the Capital Growth Series' average net assets, totaling $5,908,902.

Sub-Advisory Fees. NEIM has sub-contracted day-to-day portfolio management responsibilities for the Series to each of the following sub-advisers: Back Bay Advisors, L.P. ("Back Bay Advisors") for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series; Salomon Brothers Asset Management Inc for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series; Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap and Loomis Sayles Balanced Series; Fred Alger Management, Inc. ("Alger") for the Alger Equity Growth Series; Davis Selected Advisers, L.P. ("Davis") for the Davis Venture Value Series; Goldman Sachs Asset Management ("GSAM") for the Goldman Sachs Midcap Value Series; Massachusetts Financial Services Company for MFS Investors Series and MFS Research Managers Series; Westpeak Investment Advisors, L.P. ("Westpeak") for the Westpeak Growth and Income and Westpeak Stock Index Series; and Morgan Stanley Asset Management ("MSAM") for the Morgan Stanley International Magnum Equity Series. NEIM, which acts as adviser to each Series except the Capital Growth Series, is an indirect wholly owned subsidiary of NELICO, a direct wholly owned subsidiary of MetLife, a mutual life insurance company. Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies owns

New England Zenith Fund
the entire limited partnership interest in each of Loomis Sayles, Westpeak and Back Bay Advisors. The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of Nvest Companies. Nvest Companies' managing general partner and Nvest, L.P.'s general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of MetLife New England Holdings, Inc. which in turn is a wholly owned subsidiary of MetLife. MetLife owns directly 46% (and in the aggregate, directly and indirectly, 47%) of the limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Companies is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of seven Series of the Fund are currently wholly-owned subsidiaries of Nvest Companies and an additional Series is advised by a majority-owned subsidiary (CGM) of Nvest Companies. The sub-advisers of the remaining six Series are not affiliated with MetLife, Nvest, L.P. or Nvest Companies. NEIM paid each sub-adviser as shown below for providing sub-advisory services to the Series:

                                                               Fees Earned
                                                           by Sub-advisers for
                                                           the Six Months Ended
Series                                                        June 30, 1999
------                                                     --------------------
Back Bay Advisors Money Market Series.....................      $  128,763

Back Bay Advisors Bond Income Series......................         280,843

Salomon Brothers Strategic Bond Opportunities Series......         154,554

Salomon Brothers U.S. Government Series...................          53,932

Back Bay Advisors Managed Series..........................         228,360

Loomis Sayles Balanced Series.............................         354,426

Alger Equity Growth Series................................       1,015,510

Davis Venture Value Series................................         994,576

Goldman Sachs Midcap Value Series.........................         245,244

Loomis Sayles Small Cap Series............................         517,256

MFS Investors Series (April 30, 1999 through June 30,
 1999)....................................................           3,323

MFS Research Managers Series (April 30, 1999 through June
 30, 1999)................................................           3,353

Westpeak Growth and Income Series.........................         567,471

Westpeak Stock Index Series...............................         102,998

Morgan Stanley International Magnum Equity Series.........         229,320

Voluntary Expense Limitation and Expense Deferral Agreement. Each Series, except the Capital Growth Series, is subject to one of two forms of expense limit. The first form of expense limit is a Voluntary Expense Limitation, which relates to the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Loomis Sayles Small Cap Series, Westpeak Growth and Income Series, and Westpeak Stock Index Series. A Voluntary Expense Limitation applicable to the Loomis Sayles Avanti Growth Series terminated on April 30, 1998, the last day before the Series was renamed the Goldman Sachs Midcap Value Series. Pursuant to this arrangement NEIM bears all expenses (other than advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of each Series (except the Loomis Sayles Small Cap Series) in excess of 0.15% of average daily net assets. In the case of the Loomis Sayles Small Cap Series, NEIM bears all expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) in excess of 1.00% of the Series' average daily net assets. A similar Voluntary Expense Limitation with New England Mutual Life Insurance Company ("The New England") was in effect with respect to the Capital Growth Series from November 1, 1994 to April 30, 1996.

The second form of expense limit is an Expense Deferral Agreement, which has been in effect since November 1, 1994 with respect to the Morgan Stanley International Magnum Equity Series, Alger Equity Growth Series, Davis Venture Value Series, Loomis Sayles Balanced Series, Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series, since May 1, 1998 for the Goldman Sachs Midcap Value Series and since April 30, 1999 for the MFS Investors Series and the MFS Research Managers Series. Under this Agreement, NEIM has agreed to pay expenses of each Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of each Series'

New England Zenith Fund
net assets set forth below, subject to the obligation of each Series to repay NEIM such expenses in future years, if any, when the Series' expenses fall below that percentage; however, no Series is obligated to repay any expenses paid by NEIM more than two years after the end of the fiscal year in which such expenses were incurred (three years for the MFS Investors Series and MFS Research Managers Series). The percentage applicable to each Series is shown below:

NEIM may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the six months ended June 30, 1999, (i) the maximum expense ratio for each Series after giving effect to the foregoing arrangements; (ii) the amounts of expenses assumed by NEIM for each Series to which the Voluntary Expense Limitation applies; and (iii) the amounts of expenses deferred for each Series to which the Expense Deferral Agreement applies, are as follows:

                                              Expenses
                                             Assumed by      Expenses       Expenses       Expenses
                          Maximum Expense    NEIM as a       Deferred       Deferred       Deferred
                            Ratio Under    result of the     in 1997        in 1998        in 1999
                              Current         Series       (subject  to   (subject to    (subject to
                         Voluntary Expense   exceeding      repayment      repayment      repayment
                           Limitation or        the           until          until          until
                         Expense Deferral    Voluntary     December 31,   December 31,   December 31,
         Series              Agreement     Expense Limit      1999)          2000)          2001)
         ------          ----------------- -------------- -------------- -------------- --------------
Back Bay Advisors Money
 Market Series..........       0.50%             --       not applicable not applicable not applicable
Back Bay Advisors Bond
 Income Series..........       0.55%             --       not applicable not applicable not applicable
Back Bay Advisors
 Managed Series.........       0.65%             --       not applicable not applicable not applicable
Loomis Sayles Small Cap
 Series.................       1.00%          $142,360    not applicable not applicable not applicable
Westpeak Growth and
 Income Series..........       0.83%             --       not applicable not applicable not applicable
Westpeak Stock Index
 Series.................       0.40%             --       not applicable not applicable not applicable
Goldman Sachs Midcap
 Value Series...........       0.90%       not applicable not applicable    $ 4,535        $ 2,425
Alger Equity Growth
 Series.................       0.90%       not applicable       --             --             --
Davis Venture Value
 Series.................       0.90%       not applicable       --             --             --
Loomis Sayles Balanced
 Series.................       0.85%       not applicable       --             --             --
Morgan Stanley
 International Magnum
 Equity Series..........       1.30%       not applicable    $135,743        62,316         11,395
MFS Investors Series....       0.90%       not applicable       --             --           12,877
MFS Research Managers
 Series.................       0.90%       not applicable       --             --           13,251
Salomon Brothers
 Strategic Bond
 Opportunities Series...       0.85%       not applicable     12,296           --             --
Salomon Brothers U.S.
 Government Series......       0.70%       not applicable     46,636         21,784         7,340

For the six months ended June 30, 1999 the amount of deferred expense recovered by NEIM from each Series subject to the Expense Deferral Agreement is set forth below:

                                            Deferred Expenses Deferred Expenses
                                              Recovered by      Recovered by
                                                  NEIM              NEIM
                     Series                     from 1997         from 1998
                     ------                 ----------------- -----------------
      Goldman Sachs Midcap Value Series....         None            None
      MFS Investors Series.................         None            None
      MFS Research Managers Series.........         None            None
      Morgan Stanley International Magnum
       Equity Series.......................         None            None
      Salomon Brothers Strategic Bond Op-
       portunities Series..................      $12,296            None
      Salomon Brothers U.S. Government Se-
       ries................................         None            None

5. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, NEIM or their affiliates, other than affiliated registered investment companies. Each other trustee receives a retainer fee at the annual rate of $20,000 and meeting fees of $2,500 for each meeting of the Board of Trustees attended. The chairmen of the Contract Review Committee and the Audit Committee receive an additional annual retainer fee of $6,000 and $4,000, respectively. These fees are allocated to the various Series and the New England Variable Annuity Fund I based upon a formula that takes into account among other factors, the relative net assets of each Series. Each trustee is also a manager of New England Variable Annuity Fund I. A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date. Deferred amounts remain in the Series until distributed in accordance with the plan.

Footnotes to Portfolio Manager Commentary

 (1) Lipper Variable Products Money Market Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (2) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (3) Lehman Brothers Government/Corporate Bond Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (4) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (5) Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index has not been adjusted for ongoing management, distributions and operating expenses and sales charges applicable to mutual fund investments.

 (6) Lipper Variable Products A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, on independent mutual fund ranking service.

 (7) Lipper Variable Products Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Products Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Products General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable Products Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Products Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Products International Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable Products Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(14) Lipper Variable Products Midcap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Products Small Company Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable Products S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable Products U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Europe, Australia and the Far East. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(19) Morgan Stanley Capital International Europe Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Russia, Spain, Sweden, Switzerland, Turkey and United Kingdom. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(20) Morgan Stanley Capital International Japan Index is an arithmetical average (weighted by market value) of the performance (in U.S. Dollars) of companies representing the stock markets of Japan. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(21) Morgan Stanley Capital International Pacific Free ex-Japan Index is an arithmetical average (weighted by market value) of their performance (in U.S. dollars) of companies representing the stock markets of Australia, China Free, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(22) Russell Midcap Index consists of 800 mid-capitalization stocks having an average market capitalization of $3.7 billion as of December 31, 1998. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(23) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market capitalization of $592 million as of December 31, 1998. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(24) Salomon Brothers High Yield Market Index measurers the performance of cash pay and deferred interest bonds.

(25) Standard & Poor's 500 Index(R) (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

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New England Life Insurance Company
501 Boylston Street
Boston, Massachusetts 02116


Equal Opportunity Employer M/F
(C) 1999 New England Life Insurance Company

--------------------------------------------------------------------------------

This booklet has been prepared for
certain variable contract owners of
New England Life Insurance Company,
Boston, MA and of Metropolitan Life
Insurance Company, New York, NY.


VA-173-99 VAVIP



VARIABLE INSURANCE PRODUCTS
FUND: EQUITY-INCOME PORTFOLIO

SEMIANNUAL REPORT
JUNE 30, 1999

(2_FIDELITY_LOGOS)

CONTENTS

MARKET ENVIRONMENT          3   A review of what happened in
                                world markets during the
                                past six months.

PERFORMANCE AND INVESTMENT  4   How the fund has done over
SUMMARY                         time, and an overview of the
                                fund's investments at the
                                end of the period.

FUND TALK                   5   The manager's review of fund
                                performance, strategy  and
                                outlook.

INVESTMENTS                 6   A complete list of the fund's
                                investments with their
                                market values.

FINANCIAL STATEMENTS        14  Statements of assets and
                                liabilities, operations, and
                                 changes in net assets, as
                                well as financial highlights.

NOTES                       17  Notes to the financial
                                statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(RECYCLE LOGO) This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

MARKET ENVIRONMENT

An investor-friendly equity environment characterized the first half of the year, as the majority of domestic and international stock markets turned in positive performances for the six-month period ending June 30, 1999. The bulk of debt sectors received a colder shoulder, however, as wary bond investors shied away from the combination of higher inflation expectations and the U.S. Federal Reserve Board's tighter monetary policy. Notably, the period's last day was an eventful one: On June 30, for the first time in two years, the Fed increased key short-term interest rates with a quarter-point hike to 5.00%. At the same time, it also announced a shift to a "neutral" position - meaning the Fed's next move is as likely to be a rate decrease as it is another hike - sparking a rally in the bond market and sending several equity indexes into record-high territory.

U.S. STOCK MARKETS

The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 12.38% for the six months that ended June 30, 1999. At this pace, the S&P 500(registered trademark) is well on its way to tacking on another year to its record of four consecutive annual double-digit percentage gains. Meanwhile, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a lofty 20.39% increase for the first half of the year. After several years on the sidelines, small-cap stocks finally rebounded, particularly in the second quarter of 1999, as the Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - returned 9.29% for the first half of the year. But it was the technology-laden NASDAQ Composite Index that posted the highest return of these popular equity performance measures, with a 22.70% increase for the six months ending June 30, 1999.

At the period's outset, the economic climate and investment environment were similar to the previous several years: high levels of employment, low inflation and strong consumer confidence, with a handful of large-cap growth stocks - particularly in the technology sector - continuing to set the pace for bullish equity market performance. By the beginning of the second quarter, however, market conditions began to change. The global economy began to improve, due in large part to the willingness of central banks worldwide to lower interest rates, resulting in a broadening of corporate earnings. This environment proved favorable for small- and mid-cap value stocks and the economically sensitive cyclical stocks. The relatively low valuations of these issues proved quite alluring compared to their expensive, large-cap growth counterparts. Consequently, a dramatic rotation into value and cyclical names dominated the second quarter of 1999.

FOREIGN STOCK MARKETS

Over 165 interest-rate cuts in more than 75 countries since the worldwide economic crisis last October helped foreign stock markets post generally positive performances in the first half of 1999. The Morgan Stanley Capital International (MSCI) EAFE(registered trademark) Index - which measures stock performance in Europe, Australia and the Far East - returned 4.08% for the six months ending June 30, 1999. Europe's performance was disappointing, as prospects for economic growth and corporate profits declined, and its new common currency - the euro - struggled since its inception in January. For the period, the MSCI Europe Index fell 2.30%. Conversely, the previously faltering Japanese stock market roared ahead. New corporate restructuring reforms and government economic intervention helped the Tokyo Stock Exchange Index (TOPIX) - a measure of the Japanese market - notch a first-half return of 21.93%. Emerging markets also rebounded. Despite Brazil's currency devaluation in January, and fears of a similar move by Argentina and Colombia late in the period, Latin America was a strong performer as the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned 31.03%. Southeast Asia, too, bounced back, but the period's most remarkable recovery was in Russia, which was the first half's best-performing emerging market, with a return of approximately 133.70%.

U.S. BOND MARKETS

Despite good news at the close of the period, signs of continued strength and emerging inflationary pressures in the U.S. economy, along with improving conditions abroad, hampered the taxable-bond market during the six-month period. The Lehman Brothers Aggregate Bond Index - a widely followed measure of taxable bond performance - fell 1.37% during that time. A sharp rise in consumer prices sparked the worst Treasury bond sell-off in three years, pushing their prices down and bringing yields up to the pre-crisis levels of last summer. The resulting negative market sentiment was further fueled by the Fed's shift in bias toward raising interest rates in mid-May. The Lehman Brothers Treasury Index returned -2.50% for the six-month period ending June 30, 1999. As investors fled Treasuries for more attractive alternatives, spread sector securities - such as corporate and mortgage securities - rallied in response. However, the emergence of rising rates and inflation fears soon slowed the rise in spread products. For the six-month period, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index had returns of -2.26% and 0.53%, respectively. Based on performance, high-yield bonds were among the most attractive domestic debt offerings, as the Merrill Lynch High Yield Master II Index returned 2.49% during the first half of 1999.

FOREIGN BOND MARKETS

Like its U.S. Treasury counterparts, world government bond performance was hindered by the U.S. Federal Reserve Board's adoption of a tightening bias - an inclination to raise interest rates - during the first half of the year. For the six months ending June 30, 1999, the Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - fell 7.17%. Despite rising U.S. interest rates, emerging-market debt enjoyed positive performance in the first half of 1999, as the J.P. Morgan Emerging Markets Bond Index Plus - which tracks total returns for traded external debt instruments in the emerging markets - returned 10.57% during the period. A significantly important development in the strong emerging-market performance was the dramatic increase in the price of oil, which benefited Venezuela, the second-best performing country year-to-date, as well as Russia and Mexico.

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JUNE 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: EQUITY-INCOME - "INITIAL  13.86%       21.38%        15.34%
CLASS"

Russell 3000 Value             14.39%       23.66%        16.72%

S&P 500                        22.76%       27.87%        18.78%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

(CHECKMARK)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary.
That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 OVER 10 YEARS

             VIP Equity-Income           Russell 3000 Value
             00150                       RS008
  1989/06/30      10000.00                    10000.00
  1989/07/31      10583.00                    10647.37
  1989/08/31      10753.04                    10907.00
  1989/09/30      10632.15                    10806.29
  1989/10/31      10018.76                    10398.84
  1989/11/30      10076.01                    10512.57
  1989/12/31      10160.09                    10726.06
  1990/01/31       9473.93                    10051.51
  1990/02/28       9530.07                    10304.44
  1990/03/31       9545.79                    10425.07
  1990/04/30       9214.82                    10021.06
  1990/05/31       9824.50                    10830.99
  1990/06/30       9726.68                    10600.26
  1990/07/31       9488.80                    10487.68
  1990/08/31       8731.10                     9545.64
  1990/09/30       8053.81                     9066.19
  1990/10/31       7848.45                     8917.99
  1990/11/30       8410.97                     9532.62
  1990/12/31       8606.67                     9777.32
  1991/01/31       9068.23                    10236.66
  1991/02/28       9692.69                    10938.98
  1991/03/31       9893.76                    11131.60
  1991/04/30       9939.99                    11214.12
  1991/05/31      10485.53                    11638.23
  1991/06/30      10056.79                    11145.19
  1991/07/31      10626.93                    11600.13
  1991/08/31      10851.24                    11820.32
  1991/09/30      10776.77                    11740.10
  1991/10/31      10956.22                    11930.42
  1991/11/30      10483.97                    11326.52
  1991/12/31      11312.48                    12261.67
  1992/01/31      11465.22                    12346.30
  1992/02/29      11837.53                    12668.73
  1992/03/31      11692.48                    12488.37
  1992/04/30      12058.77                    12975.28
  1992/05/31      12155.17                    13059.53
  1992/06/30      12048.75                    12954.41
  1992/07/31      12417.98                    13453.77
  1992/08/31      12145.91                    13053.78
  1992/09/30      12272.00                    13239.70
  1992/10/31      12418.91                    13275.13
  1992/11/30      12869.44                    13741.55
  1992/12/31      13222.84                    14088.69
  1993/01/31      13617.55                    14525.82
  1993/02/28      13923.45                    14999.14
  1993/03/31      14338.38                    15451.39
  1993/04/30      14278.76                    15239.24
  1993/05/31      14537.11                    15559.58
  1993/06/30      14708.10                    15886.42
  1993/07/31      14908.21                    16072.53
  1993/08/31      15478.52                    16657.09
  1993/09/30      15419.35                    16717.41
  1993/10/31      15560.35                    16742.11
  1993/11/30      15288.42                    16389.03
  1993/12/31      15641.81                    16716.45
  1994/01/31      16330.70                    17345.43
  1994/02/28      15910.15                    16803.76
  1994/03/31      15244.55                    16166.35
  1994/04/30      15769.86                    16461.41
  1994/05/31      15919.95                    16630.29
  1994/06/30      15821.59                    16228.77
  1994/07/31      16350.06                    16712.05
  1994/08/31      17191.29                    17210.64
  1994/09/30      16909.65                    16679.88
  1994/10/31      17256.73                    16854.88
  1994/11/30      16692.72                    16174.01
  1994/12/31      16747.01                    16391.33
  1995/01/31      17008.86                    16834.20
  1995/02/28      17657.41                    17495.55
  1995/03/31      18267.11                    17849.20
  1995/04/30      18775.18                    18409.83
  1995/05/31      19340.97                    19147.18
  1995/06/30      19618.85                    19445.11
  1995/07/31      20373.87                    20125.22
  1995/08/31      20629.41                    20440.96
  1995/09/30      21314.29                    21136.19
  1995/10/31      21069.03                    20863.16
  1995/11/30      21980.00                    21897.68
  1995/12/31      22623.95                    22460.41
  1996/01/31      23281.42                    23107.21
  1996/02/29      23359.62                    23299.44
  1996/03/31      23605.51                    23704.02
  1996/04/30      23912.87                    23847.05
  1996/05/31      24171.05                    24174.47
  1996/06/30      23949.75                    24164.90
  1996/07/31      22781.77                    23212.13
  1996/08/31      23248.96                    23911.96
  1996/09/30      24244.82                    24830.64
  1996/10/31      24638.25                    25720.03
  1996/11/30      26285.71                    27535.57
  1996/12/31      25855.41                    27310.59
  1997/01/31      26863.56                    28540.03
  1997/02/28      27161.15                    28944.22
  1997/03/31      26151.65                    27930.13
  1997/04/30      27079.30                    29026.27
  1997/05/31      28757.26                    30716.06
  1997/06/30      30094.18                    32057.67
  1997/07/31      32290.53                    34363.85
  1997/08/31      30776.27                    33309.23
  1997/09/30      32467.88                    35342.52
  1997/10/31      31281.03                    34357.39
  1997/11/30      32426.95                    35761.96
  1997/12/31      33122.69                    36822.47
  1998/01/31      33040.84                    36287.11
  1998/02/28      35170.33                    38705.64
  1998/03/31      36799.39                    40995.58
  1998/04/30      36799.39                    41262.97
  1998/05/31      36203.04                    40569.99
  1998/06/30      36610.30                    41019.33
  1998/07/31      35708.50                    40073.33
  1998/08/31      30254.05                    34083.42
  1998/09/30      32028.56                    36036.90
  1998/10/31      34399.43                    38684.63
  1998/11/30      35853.95                    40426.19
  1998/12/31      36973.93                    41793.71
  1999/01/31      36857.57                    42026.48
  1999/02/28      36408.91                    41259.45
  1999/03/31      37739.26                    42026.45
  1999/04/30      41088.09                    45945.47
  1999/05/31      39971.81                    45574.45
  1999/06/30      41684.46                    46921.32
IMATRL PRASUN   SHR__CHT 19990630 19990723 102659 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Equity-Income Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $41,684 - a 316.84% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $46,921 - a 369.21% increase. Beginning with this report, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE
30, 1999

                               % OF FUND'S INVESTMENTS

General Electric Co.            3.7

Citigroup, Inc.                 2.9

BP Amoco PLC sponsored ADR      2.4

Fannie Mae                      2.0

Bank One Corp.                  1.9

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS

FINANCE                         24.4

ENERGY                          12.4

UTILITIES                       12.0

INDUSTRIAL MACHINERY &          8.9
EQUIPMENT

BASIC INDUSTRIES                6.7

ASSET ALLOCATION AS OF JUNE
30, 1999*

% OF FUND'S INVESTMENTS

                             Stocks 96.9%

                             Bonds 1.5%

                             Short-term Investments 1.6%


Row: 1, Col: 1, Value: 96.90000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.5
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.6
* FOREIGN INVESTMENTS  9.1%

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF STEVE PETERSEN)

An interview with
Steve Petersen,
Portfolio Manager of
Equity-Income Portfolio

Q. HOW DID THE FUND PERFORM, STEVE?

A. For the six-month period that ended June 30, 1999, the fund outperformed both the Russell 3000 Value Index, which returned 12.27%, and the Standard & Poor's 500 Index, which returned 12.38%. For the 12-month period that ended June 30, 1999, the fund slightly underperformed the Russell 3000 Value Index, which returned 14.39%, and underperformed the S&P 500 Index, which returned 22.76%.

Q. WHY DOES THE FUND NOW COMPARE ITS PERFORMANCE TO THE RUSSELL 3000
VALUE INDEX?

A. The fund focuses on stocks with "value" characteristics, and invests primarily in stocks that pay higher dividends on average than those in the Standard & Poor's 500 Index. The Russell 3000 Value Index, which focuses on large-, mid- and small-cap companies with value characteristics - rather than growth stocks - more closely reflects the fund's investment strategy than the S&P 500 index, which measures the performance of both growth and value stocks.

Q. HOW DID THE INVESTING ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

A. Beginning in the early part of 1999, there was a marked change in investor perception about the prospects for future corporate earnings growth. Value stocks regained favor in the face of growing evidence that the earnings outlook in many cyclical industries showed signs of improving. Many value stocks, which were beaten down over the last couple of years as economic growth slowed throughout the world, performed well as it became apparent that Asian economies were no longer declining and were beginning to recover. It also became apparent that concerns about economic problems in Russia and Eastern Europe affecting the performance of U.S. companies were overblown, and problems in Brazil were not as severe as originally anticipated. Given their previous relative underperformance, many dividend-paying companies had very attractive valuations, and performed well during the period.

Q. ENERGY STOCKS DID VERY WELL. WHAT ACCOUNTED FOR THEIR STRONG
SHOWING?

A. Energy was the most important sector of the marketplace in terms of its contribution to overall fund performance. Oil companies, given the low prices they received over the past year or so for oil, cut back on the development of new properties as well as their reinvestment in existing wells. When world demand for oil began to rebound, particularly in Asia, oil prices jumped. There was also a fair amount of consolidation in the industry, with British Petroleum buying Amoco, Exxon buying Mobil, and Total Fina attempting to buy Elf Aquitaine, which could benefit stock prices. Toward the end of the period, OPEC's move to limit oil production also helped push oil prices up. Fund holdings BP Amoco, Total Fina and energy services company Halliburton all performed well.

Q. FINANCIAL STOCKS ALSO PERFORMED WELL . . .

A. Yes, they made a pretty dramatic recovery from last fall, when many financial services firms suffered with the decline in U.S. and global financial markets. During the period, financial stocks benefited from lower reserves and write-offs that banks were required to take, because default rates and bankruptcies were lower. And, with low interest rates, financial services companies that had investment banking operations found a favorable environment in which to issue corporate debt and undertake merger and acquisition activity. Although there were some market jitters due to the anticipation of an increase in interest rates, when the Fed finally acted at the end of June - and shifted its stance to neutral - investors were relieved. Fund holdings Chase Manhattan, American Express, Bank One and Bank of America all performed well in this environment. Citigroup also performed well, its merger with Travelers helping to broaden and diversify its operations.

Q. WERE THERE DISAPPOINTMENTS?

A. Sure. Philip Morris was a poor performer. Ongoing lawsuits and recent declines in international tobacco volumes hurt the company's performance. However, Philip Morris has very attractive valuations, and I'm still holding the stock. Fannie Mae suffered from investors' perception that higher interest rates are not good for mortgage origination volumes. In addition, 1998 was a record year for mortgage refinancing, and investors also feared that those volumes would slow during 1999. The fund is still holding the stock, and I believe Fannie Mae is a solid company. Another disappointment, Bank of New York, increased its non-lending activities to over 60% of its business. Unlike many other banks, its performance was sluggish, perhaps due to the perception that the growth rate of its custodial and trustee business may have slowed somewhat during 1999.

Q. STEVE, WHAT'S YOUR OUTLOOK?

A. I'm optimistic. The underlying business fundamentals for basic industries look pretty good in that we're seeing better results coming from many more companies than in recent years. Overall business trends also look much better today than they did 12 months ago. My strategy will be to continue to look for companies with excellent underlying financials and interesting business fundamentals, which I believe can perform well over time.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 2.


(CHECKMARK) FUND FACTS

GOAL: seeks reasonable income while maintaining a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

START DATE: October 9, 1986

SIZE: as of June 30, 1999, more than $12.5 billion

MANAGER: Stephen Petersen, since 1997; joined
Fidelity in 1980

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.5%

                                 SHARES                       VALUE (NOTE 1)

AEROSPACE & DEFENSE - 4.6%

AEROSPACE & DEFENSE - 3.0%

AlliedSignal, Inc.                1,571,300                   $ 98,991,900

Boeing Co.                        789,100                      34,868,356

Harsco Corp.                      583,300                      18,665,600

Northrop Grumman Corp.            194,300                      12,884,519

Rockwell International Corp.      76,400                       4,641,300

Textron, Inc.                     1,122,400                    92,387,550

United Technologies Corp.         1,639,500                    117,531,656

                                                               379,970,881

DEFENSE ELECTRONICS - 1.3%

Litton Industries, Inc. (a)       642,500                      46,099,375

Raytheon Co.:

Class A                           19,131                       1,317,648

Class B                           1,601,800                    112,726,675

                                                               160,143,698

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.            505,700                      34,640,450

TOTAL AEROSPACE & DEFENSE                                      574,755,029

BASIC INDUSTRIES - 6.6%

CHEMICALS & PLASTICS - 3.0%

Arch Chemicals, Inc.              292,600                      7,113,837

Dexter Corp.                      501,400                      20,463,388

Dow Chemical Co.                  116,500                      14,780,938

E.I. du Pont de Nemours and       818,300                      55,900,119
Co.

Eastman Chemical Co.              218,600                      11,312,550

Engelhard Corp.                   287,500                      6,504,688

Great Lakes Chemical Corp.        896,200                      41,281,213

Hanna (M.A.) Co.                  979,200                      16,095,600

Hercules, Inc.                    856,100                      33,655,431

Hoechst AG                        491,100                      22,327,408

IMC Global, Inc.                  1,626,800                    28,672,350

Lyondell Chemical Co.             611,700                      12,616,313

Millennium Chemicals, Inc.        749,200                      17,653,025

Monsanto Co.                      445,600                      17,573,350

Praxair, Inc.                     292,500                      14,314,219

Solutia, Inc.                     1,144,100                    24,383,631

Union Carbide Corp.               497,000                      24,228,750

Witco Corp.                       682,700                      13,654,000

                                                               382,530,810

IRON & STEEL - 0.5%

AK Steel Holding Corp.            148,400                      3,339,000

Allegheny Teledyne, Inc.          511,800                      11,579,475

Dofasco, Inc.                     749,800                      12,225,836

Nucor Corp.                       521,200                      24,724,425

USX-U.S. Steel Group              340,900                      9,204,300

                                                               61,073,036

METALS & MINING - 1.5%

Alcan Aluminium Ltd.              858,000                      27,422,917

Alcoa, Inc.                       1,849,858                    114,459,964



                                 SHARES                       VALUE (NOTE 1)

Kaiser Aluminum Corp. (a)         250,000                     $ 2,218,750

Olin Corp.                        585,200                      7,717,325

Phelps Dodge Corp.                339,200                      21,009,200

Ryerson Tull, Inc.                753,323                      16,996,850

                                                               189,825,006

PACKAGING & CONTAINERS - 0.3%

Ball Corp.                        150,000                      6,337,500

Crown Cork & Seal Co., Inc.       183,700                      5,235,450

Owens-Illinois, Inc. (a)          413,400                      13,513,013

Tupperware Corp.                  576,500                      14,700,750

                                                               39,786,713

PAPER & FOREST PRODUCTS - 1.3%

Bowater, Inc.                     271,800                      12,842,550

Champion International Corp.      776,700                      37,184,513

Domtar, Inc.                      1,072,400                    10,190,989

Fort James Corp.                  99,400                       3,764,775

Georgia-Pacific Corp.             913,400                      43,272,325

Kimberly-Clark Corp.              643,900                      36,702,300

Weyerhaeuser Co.                  240,100                      16,506,875

                                                               160,464,327

TOTAL BASIC INDUSTRIES                                         833,679,892

CONSTRUCTION & REAL ESTATE -
1.8%

BUILDING MATERIALS - 0.5%

American Standard Companies,      49,500                       2,376,000
Inc. (a)

Caradon PLC                       1,228,100                    2,895,938

Fortune Brands, Inc.              91,200                       3,773,400

Masco Corp.                       2,090,800                    60,371,850

                                                               69,417,188

ENGINEERING - 0.2%

EG & G, Inc.                      587,500                      20,929,688

REAL ESTATE INVESTMENT TRUSTS
- 1.1%

Alexandria Real Estate            109,600                      3,425,000
Equities, Inc.

Crescent Real Estate Equities     853,600                      20,273,000
Co.

Duke Realty Investments, Inc.     175,700                      3,964,231

Equity Office Properties Trust    416,800                      10,680,500

Equity Residential Properties     548,700                      24,725,794
Trust (SBI)

Public Storage, Inc.              415,400                      11,631,200

Reckson Associates Realty         62,800                       1,475,800
Corp.

Spieker Properties, Inc.          277,000                      10,768,375

Starwood Hotels & Resorts         1,465,981                    44,804,044
Worldwide, Inc.

Weeks Corp.                       231,900                      7,072,950

                                                               138,820,894

TOTAL CONSTRUCTION & REAL                                      229,167,770
ESTATE

DURABLES - 2.6%

AUTOS, TIRES, & ACCESSORIES -
1.6%

DaimlerChrysler AG (Reg.)         178,837                      15,894,135

Delphi Automotive Systems         293,900                      5,455,519
Corp.

Eaton Corp.                       426,500                      39,238,000

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES -
CONTINUED

Federal-Mogul Corp.               67,500                      $ 3,510,000

Ford Motor Co.                    906,100                      51,138,019

Meritor Automotive, Inc.          629,900                      16,062,450

Navistar International Corp.      76,500                       3,825,000
(a)

Pep Boys-Manny, Moe & Jack        581,100                      12,566,288

TRW, Inc.                         852,300                      46,769,963

                                                               194,459,374

CONSUMER DURABLES - 0.6%

Minnesota Mining &                350,200                      30,445,513
Manufacturing Co.

Snap-On, Inc.                     1,102,000                    39,878,625

                                                               70,324,138

HOME FURNISHINGS - 0.2%

Newell Rubbermaid, Inc.           553,100                      25,719,150

TEXTILES & APPAREL - 0.2%

Liz Claiborne, Inc.               161,700                      5,902,050

NIKE, Inc. Class B                374,700                      23,723,194

                                                               29,625,244

TOTAL DURABLES                                                 320,127,906

ENERGY - 12.3%

ENERGY SERVICES - 1.4%

Baker Hughes, Inc.                337,200                      11,296,200

Halliburton Co.                   2,407,900                    108,957,475

Schlumberger Ltd.                 906,200                      57,713,613

                                                               177,967,288

OIL & GAS - 10.9%

Amerada Hess Corp.                709,400                      42,209,300

Anadarko Petroleum Corp.          587,900                      21,642,069

Apache Corp.                      263,000                      10,257,000

Atlantic Richfield Co.            183,600                      15,342,075

BP Amoco PLC sponsored ADR        2,834,819                    307,577,862

Burlington Resources, Inc.        922,100                      39,880,825

Chevron Corp.                     1,409,471                    134,164,021

Conoco, Inc. Class A              721,200                      20,103,450

Elf Aquitaine SA sponsored ADR    943,100                      69,376,794

Exxon Corp.                       1,940,100                    149,630,213

Mobil Corp.                       446,100                      44,163,900

Occidental Petroleum Corp.        1,854,000                    39,165,750

Phillips Petroleum Co.            575,300                      28,944,781

Royal Dutch Petroleum Co. (NY     2,218,600                    133,670,650
Registry Gilder 1.25)

Santa Fe Snyder Corp. (a)         248,353                      1,893,692

Texaco, Inc.                      660,000                      41,250,000

Tosco Corp.                       449,800                      11,666,688

Total Fina SA:

Class B                           831,600                      107,172,440

sponsored ADR                     865,100                      55,744,881

Ultramar Diamond Shamrock         490,300                      10,694,669
Corp.

Union Pacific Resources           734,700                      11,984,794
Group, Inc.



                                 SHARES                       VALUE (NOTE 1)

Unocal Corp.                      463,983                     $ 18,385,326

USX-Marathon Group                1,621,100                    52,787,069

                                                               1,367,708,249

TOTAL ENERGY                                                   1,545,675,537

FINANCE - 23.3%

BANKS - 9.4%

Bank of America Corp.             3,173,890                    232,685,811

Bank of New York Co., Inc.        4,631,400                    169,914,488

Bank of Nova Scotia               178,900                      3,913,858

Bank One Corp.                    4,054,238                    241,480,551

Chase Manhattan Corp.             1,377,300                    119,308,613

Comerica, Inc.                    1,278,300                    75,978,956

Credit Suisse Group (Reg.)        141,100                      24,484,518

Mellon Bank Corp.                 390,700                      14,211,713

National Bank of Canada           2,211,200                    29,176,290

U.S. Bancorp                      2,928,094                    99,555,196

Wells Fargo & Co.                 3,967,200                    169,597,800

                                                               1,180,307,794

CREDIT & OTHER FINANCE - 7.5%

American Express Co.              1,853,072                    241,130,994

Associates First Capital          3,421,056                    151,595,549
Corp. Class A

Citigroup, Inc.                   7,733,699                    367,350,679

Fleet Financial Group, Inc.       1,373,600                    60,953,500

Household International, Inc.     2,527,647                    119,747,277

                                                               940,777,999

FEDERAL SPONSORED CREDIT - 2.3%

Fannie Mae                        3,727,300                    254,854,138

Freddie Mac                       217,400                      12,609,200

SLM Holding Corp.                 412,700                      18,906,819

                                                               286,370,157

INSURANCE - 2.4%

Allstate Corp.                    787,198                      28,240,728

Berkshire Hathaway, Inc.          109                          7,510,100
Class A (a)

Chubb Corp. (The)                 52,700                       3,662,650

Financial Security Assurance      417,871                      21,729,292
Holdings Ltd.

Fremont General Corp.             1,398,448                    26,395,706

Hartford Financial Services       1,508,600                    87,970,238
Group, Inc.

Highlands Insurance Group,        371,100                      3,896,550
Inc. (a)

PMI Group, Inc.                   469,800                      29,509,313

Reliastar Financial Corp.         1,042,895                    45,626,656

Torchmark Corp.                   743,700                      25,378,763

Travelers Property Casualty       620,000                      24,257,500
Corp.  Class A

                                                               304,177,496

SAVINGS & LOANS - 0.8%

Washington Mutual, Inc.           2,898,482                    102,533,801

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - 0.9%

Cendant Corp. (a)                 946,100                     $ 19,395,050

First Marathon, Inc. Class A      526,700                      9,002,188
(non-vtg.)

Franklin Resources, Inc.          496,600                      20,174,375

Lehman Brothers Holdings,         449,800                      28,000,050
Inc.

Nomura Securities Co. Ltd.        1,561,000                    18,246,543

Waddell & Reed Financial, Inc.:

Class A                           394,416                      10,821,789

Class B                           182,132                      4,917,564

                                                               110,557,559

TOTAL FINANCE                                                  2,924,724,806

HEALTH - 5.3%

DRUGS & PHARMACEUTICALS - 3.7%

American Home Products Corp.      300,900                      17,301,750

Bristol-Myers Squibb Co.          1,792,400                    126,252,175

Lilly (Eli) & Co.                 953,600                      68,301,600

Merck & Co., Inc.                 1,665,900                    123,276,600

Schering-Plough Corp.             2,540,830                    134,663,990

                                                               469,796,115

MEDICAL EQUIPMENT & SUPPLIES
- 1.0%

Baxter International, Inc.        375,800                      22,782,875

Becton, Dickinson & Co.           828,800                      24,864,000

Johnson & Johnson                 662,700                      64,944,600

Pall Corp.                        417,600                      9,265,500

                                                               121,856,975

MEDICAL FACILITIES MANAGEMENT
- 0.6%

Beverly Enterprises, Inc. (a)     1,722,000                    13,883,625

Columbia/HCA Healthcare Corp.     2,259,150                    51,536,859

Tenet Healthcare Corp. (a)        459,100                      8,522,044

                                                               73,942,528

TOTAL HEALTH                                                   665,595,618

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.6%

ELECTRICAL EQUIPMENT - 4.8%

Emerson Electric Co.              781,000                      49,105,375

General Electric Co.              4,147,000                    468,610,970

Honeywell, Inc.                   244,600                      28,343,025

Loral Space & Communications      298,700                      5,376,600
Ltd. (a)

Siemens AG                        671,400                      52,082,784

                                                               603,518,754

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.6%

Case Corp.                        421,000                      20,260,625

Caterpillar, Inc.                 134,800                      8,088,000

Coltec Industries, Inc. (a)       1,371,600                    29,746,575

Deere & Co.                       871,300                      34,525,263

Ingersoll-Rand Co.                498,000                      32,183,250



                                 SHARES                       VALUE (NOTE 1)

Kennametal, Inc.                  393,700                     $ 12,204,700

Parker-Hannifin Corp.             525,000                      24,018,750

Tyco International Ltd.           1,705,923                    161,636,204

                                                               322,663,367

POLLUTION CONTROL - 1.2%

Allied Waste Industries, Inc.     592,200                      11,695,950
(a)

Browning-Ferris Industries,       988,598                      42,509,714
Inc.

Ogden Corp.                       508,300                      13,692,331

Republic Services, Inc. Class     588,200                      14,557,950
A

Waste Management, Inc.            1,197,447                    64,362,776

                                                               146,818,721

TOTAL INDUSTRIAL MACHINERY &                                   1,073,000,842
EQUIPMENT

MEDIA & LEISURE - 4.1%

BROADCASTING - 1.8%

CBS Corp. (a)                     1,626,900                    70,668,469

Infinity Broadcasting Corp.       466,300                      13,872,425
Class A

Time Warner, Inc.                 1,948,599                    143,222,027

                                                               227,762,921

ENTERTAINMENT - 1.3%

Disney (Walt) Co.                 1,088,300                    33,533,244

King World Productions, Inc.      457,000                      15,909,313
(a)

Mandalay Resort Group (a)         464,400                      9,810,450

Viacom, Inc. Class B              2,261,400                    99,501,600
(non-vtg.) (a)

                                                               158,754,607

LEISURE DURABLES & TOYS - 0.1%

Brunswick Corp.                   569,800                      15,883,175

LODGING & GAMING - 0.0%

Mirage Resorts, Inc. (a)          309,100                      5,177,425

PUBLISHING - 0.5%

Harcourt General, Inc.            657,900                      33,922,969

Reader's Digest Association,      548,700                      21,810,825
Inc.  Class A (non-vtg.)

                                                               55,733,794

RESTAURANTS - 0.4%

McDonald's Corp.                  1,310,800                    54,152,425

TOTAL MEDIA & LEISURE                                          517,464,347

NONDURABLES - 4.0%

AGRICULTURE - 0.3%

Edperbrascan Corp. Class A        2,699,800                    41,437,417
(ltd. vtg.)

BEVERAGES - 0.4%

Anheuser-Busch Companies,         144,000                      10,215,000
Inc.

PepsiCo, Inc.                     300,500                      11,625,594

Seagram Co. Ltd.                  395,600                      19,838,149

Whitman Corp.                     428,400                      7,711,200

                                                               49,389,943

FOODS - 0.7%

Corn Products International,      401,625                      12,224,461
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Goodman Fielder Ltd.              4,642,110                   $ 4,172,262

Heinz (H.J.) Co.                  498,200                      24,972,275

Nabisco Group Holdings Corp.      449,000                      8,783,563

Nabisco Holdings Corp. Class A    779,200                      33,700,400

                                                               83,852,961

HOUSEHOLD PRODUCTS - 1.1%

Procter & Gamble Co.              307,200                      27,417,600

Unilever NV                       11,071                       748,414

Unilever NV (NY shares)           714,285                      49,821,379

Unilever PLC                      6,090,714                    56,719,999

                                                               134,707,392

TOBACCO - 1.5%

Philip Morris Companies, Inc.     4,833,300                    194,238,244

TOTAL NONDURABLES                                              503,625,957

PRECIOUS METALS - 0.1%

Newmont Mining Corp.              605,600                      12,036,300

RETAIL & WHOLESALE - 3.2%

APPAREL STORES - 0.9%

Charming Shoppes, Inc. (a)        612,800                      3,734,250

Footstar, Inc. (a)                551,800                      20,520,063

Limited, Inc. (The)               1,317,700                    59,790,638

Payless ShoeSource, Inc. (a)      385,000                      20,597,500

TJX Companies, Inc.               350,200                      11,666,038

                                                               116,308,489

GENERAL MERCHANDISE STORES -
2.2%

Consolidated Stores Corp. (a)     2,020,156                    54,544,219

Dayton Hudson Corp.               920,700                      59,845,500

Federated Department Stores,      1,104,400                    58,464,175
Inc. (a)

Hudson's Bay Co.                  185,000                      2,086,894

Hudson's Bay Co. (d)              302,500                      3,412,354

Wal-Mart Stores, Inc.             2,073,200                    100,031,900

                                                               278,385,042

GROCERY STORES - 0.1%

Albertson's, Inc.                 152,700                      7,873,594

TOTAL RETAIL & WHOLESALE                                       402,567,125

SERVICES - 0.8%

LEASING & RENTAL - 0.2%

Ryder Systems, Inc.               766,600                      19,931,600

PRINTING - 0.2%

Donnelley (R.R.) & Sons Co.       568,400                      21,066,325

Wallace Computer Services,        347,900                      8,697,500
Inc.

                                                               29,763,825

SERVICES - 0.4%

ACNielsen Corp. (a)               636,000                      19,239,000

Dun & Bradstreet Corp.            313,800                      11,120,288



                                 SHARES                       VALUE (NOTE 1)

Manpower, Inc.                    364,500                     $ 8,246,813

Modis Professional Services,      477,700                      6,568,375
Inc. (a)

                                                               45,174,476

TOTAL SERVICES                                                 94,869,901

TECHNOLOGY - 3.8%

COMPUTER SERVICES & SOFTWARE
- 2.2%

Ask Jeeves, Inc.                  2,200                        30,800

Clarent Corp.                     8,200                        123,000

Electronic Data Systems Corp.     706,800                      39,978,375

International Business            860,200                      111,180,850
Machines Corp.

NCR Corp. (a)                     168,300                      8,215,144

Unisys Corp. (a)                  3,018,317                    117,525,718

                                                               277,053,887

COMPUTERS & OFFICE EQUIPMENT
- 1.0%

Compaq Computer Corp.             351,400                      8,323,788

Pitney Bowes, Inc.                1,582,000                    101,643,500

Xerox Corp.                       122,000                      7,205,625

                                                               117,172,913

ELECTRONIC INSTRUMENTS - 0.1%

Thermo Electron Corp. (a)         614,900                      12,336,431

ELECTRONICS - 0.5%

Motorola, Inc.                    561,300                      53,183,175

Texas Instruments, Inc.           83,200                       12,064,000

                                                               65,247,175

TOTAL TECHNOLOGY                                               471,810,406

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.2%

AMR Corp. (a)                     336,700                      22,979,775

Viad Corp.                        275,800                      8,532,563

                                                               31,512,338

RAILROADS - 1.1%

Burlington Northern Santa Fe      2,153,400                    66,755,400
Corp.

CSX Corp.                         1,024,600                    46,427,188

Union Pacific Corp.               409,400                      23,873,138

                                                               137,055,726

TOTAL TRANSPORTATION                                           168,568,064

UTILITIES - 11.1%

CELLULAR - 0.3%

ALLTEL Corp.                      508,900                      36,386,350

ELECTRIC UTILITY - 2.9%

Allegheny Energy, Inc.            1,148,700                    36,830,194

American Electric Power Co.,      997,100                      37,453,569
Inc.

Avista Corp.                      707,500                      11,496,875

Central & South West Corp.        444,000                      10,378,500

CILCORP, Inc.                     128,200                      8,012,500

Cinergy Corp.                     415,000                      13,280,000

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

CMS Energy Corp.                  379,200                     $ 15,879,000

Consolidated Edison, Inc.         473,450                      21,423,613

DPL, Inc.                         1,059,850                    19,474,744

Duke Energy Corp.                 424,600                      23,087,625

Entergy Corp.                     2,579,800                    80,618,750

Niagara Mohawk Holdings, Inc.     1,434,200                    23,036,838
(a)

PG&E Corp.                        1,551,878                    50,436,035

Pinnacle West Capital Corp.       237,000                      9,539,250

                                                               360,947,493

GAS - 0.3%

Questar Corp.                     955,200                      18,268,200

Sempra Energy                     1,152,084                    26,065,901

                                                               44,334,101

TELEPHONE SERVICES - 7.6%

Ameritech Corp.                   1,792,700                    131,763,450

AT&T Corp.                        4,262,300                    237,889,619

Bell Atlantic Corp.               2,749,540                    179,751,178

BellSouth Corp.                   1,227,600                    57,543,750

GTE Corp.                         1,251,500                    94,801,125

MCI WorldCom, Inc. (a)            1,289,777                    111,001,433

Pathnet, Inc. warrants            520                          5,200
4/15/08 (a)(d)

SBC Communications, Inc.          2,018,400                    117,067,200

Sprint Corp. (FON Group)          513,400                      27,113,938

                                                               956,936,893

TOTAL UTILITIES                                                1,398,604,837

TOTAL COMMON STOCKS                                            11,736,274,337
(Cost $7,994,773,121)

PREFERRED STOCKS - 3.4%



CONVERTIBLE PREFERRED STOCKS
- 3.4%

BASIC INDUSTRIES - 0.1%

CHEMICALS & PLASTICS - 0.1%

Monsanto Co. $1.625 ACES          460,000                      18,457,500

DURABLES - 0.0%

AUTOS, TIRES, & ACCESSORIES -
0.0%

Automatic Common Exchangeable     219,200                      3,945,600
Securities Trust II
(Republic Industries) $1.55
ACES

ENERGY - 0.1%

OIL & GAS - 0.1%

Apache Corp. $2.015 ACES          183,100                      6,683,150

FINANCE - 1.1%

CREDIT & OTHER FINANCE - 0.6%

Federal-Mogul Financing Trust     490,300                      28,927,700
$3.50



                                 SHARES                       VALUE (NOTE 1)

Union Pacific Capital Trust $:

3.125                             403,200                     $ 20,714,400

3.125 TIDES (d)                   384,500                      19,753,688

                                                               69,395,788

INSURANCE - 0.5%

Aetna, Inc. Class C, $4.7578      760,000                      56,430,000
PRIDES

Conseco, Inc. $3.50 PRIDES        296,800                      11,927,650

                                                               68,357,650

SECURITIES INDUSTRY - 0.0%

Merrill Lynch & Co., Inc.         77,600                       1,585,950
(IMC Global) $2.39 STRYPES

TOTAL FINANCE                                                  139,339,388

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ELECTRICAL EQUIPMENT - 0.2%

Loral Space & Communications
Ltd. Series C:

$3.00 (d)                         183,200                      9,251,600

$3.00                             141,700                      7,155,850

                                                               16,407,450

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Ingersoll Rand Co./Ingersoll      530,100                      14,809,669
Rand Finance $0.195 Growth
PRIDES

TOTAL INDUSTRIAL MACHINERY &                                   31,217,119
EQUIPMENT

MEDIA & LEISURE - 1.0%

BROADCASTING - 0.7%

Evergreen Media Corp. $3.00       128,300                      14,145,075
(d)

MediaOne Group, Inc.              249,900                      22,615,950
(Vodafone AirTouch PLC)
$3.63 PIES

MediaOne Group, Inc. Class D      374,200                      55,334,825
$2.25

                                                               92,095,850

ENTERTAINMENT - 0.1%

Premier Parks, Inc. $4.05 PIES    273,300                      18,584,400

PUBLISHING - 0.2%

Readers Digest Automatic          464,700                      16,874,419
Common Exchange Trust $1.93
TRACES

Tribune Co. (The Learning         102,300                      2,877,188
Co., Inc.) $1.75 DECS

                                                               19,751,607

TOTAL MEDIA & LEISURE                                          130,431,857

NONDURABLES - 0.2%

BEVERAGES - 0.2%

Seagram Co. Ltd. $3.76            473,400                      23,699,588

RETAIL & WHOLESALE - 0.0%

GENERAL MERCHANDISE STORES -
0.0%

K mart Financing I $3.875         100,000                      5,850,000

PREFERRED STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

UTILITIES - 0.6%

ELECTRIC UTILITY - 0.6%

Houston Industries, Inc.          285,500                     $ 34,045,875
(Time Warner) $3.216 ACES

NiSource, Inc. $3.875 PIES        299,300                      14,777,938

Texas Utilities Co. $1.6575       465,200                      20,643,250
growth PRIDES

                                                               69,467,063

TOTAL CONVERTIBLE PREFERRED                                    429,091,265
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%

CONSTRUCTION & REAL ESTATE -
0.0%

REAL ESTATE INVESTMENT TRUSTS
- 0.0%

California Federal Preferred      31,590                       821,340
Capital Corp. $2.2812

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

CSC Holdings, Inc. 11.125%        21,167                       2,317,787
pay-in-kind

PUBLISHING - 0.0%

PRIMEDIA, Inc. 8.625%             5,975                        543,725

TOTAL MEDIA & LEISURE                                          2,861,512

TOTAL NONCONVERTIBLE                                           3,682,852
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                         432,774,117
(Cost $342,734,797)


CORPORATE BONDS - 1.5%

MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)

CONVERTIBLE BONDS - 1.1%

CONSTRUCTION & REAL ESTATE -
0.3%

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Liberty Property LP 8.3%          Ba2         $ 27,985,000                         34,841,325
7/1/01

DURABLES - 0.1%

CONSUMER ELECTRONICS - 0.1%

Matsushita Electric               Aa2    JPY   209,000,000                         2,586,100
Industrial Co. Ltd. 1.4%
3/31/04

Sunbeam Corp. 0% 3/25/18 (d)      Caa2         60,290,000                          10,098,575

                                                                                   12,684,675



MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)                VALUE (NOTE 1)

FINANCE - 0.0%

INSURANCE - 0.0%

Loews Corp. 3.125% 9/15/07        A2          $ 4,320,000                         $ 3,493,800

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.0%

Jacor Communications, Inc. 0%     Ba3          3,370,000                           1,891,413
2/9/18 liquid yield option
notes

PUBLISHING - 0.3%

News America Holdings, Inc.       Baa3         48,470,000                          35,261,925
liquid yield option notes 0%
3/11/13

TOTAL MEDIA & LEISURE                                                              37,153,338

NONDURABLES - 0.0%

FOODS - 0.0%

Chiquita Brands                   B3           820,000                             774,900
International, Inc.  7%
3/28/01

RETAIL & WHOLESALE - 0.0%

DRUG STORES - 0.0%

Rite Aid Corp. 5.25% 9/15/02      Baa2         250,000                             247,969
(d)

TECHNOLOGY - 0.3%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Softkey International, Inc.       -            1,340,000                           1,309,850
5.5% 11/1/00 (d)

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Quantum Corp.  7% 8/1/04          B2           7,730,000                           7,266,200

ELECTRONICS - 0.2%

Micron Technology, Inc.  7%       B2           17,163,000                          17,634,983
7/1/04

Solectron Corp.  0% 1/27/19       Baa3         15,490,000                          9,081,013
(d)

                                                                                   26,715,996

TOTAL TECHNOLOGY                                                                   35,292,046

UTILITIES - 0.1%

TELEPHONE SERVICES - 0.1%

Telefonos de Mexico SA de CV      BB           9,430,000                           9,736,475
4.25% 6/15/04

TOTAL CONVERTIBLE BONDS                                                            134,224,528

NONCONVERTIBLE BONDS - 0.4%

BASIC INDUSTRIES - 0.0%

CHEMICALS & PLASTICS - 0.0%

Lyondell Chemical Co. 9.875%      Ba3          1,340,000                           1,363,450
5/1/07 (d)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - 0.0%

ENERGY SERVICES - 0.0%

RBF Finance Co. 11.375%           Ba3         $ 1,520,000                         $ 1,573,200
3/15/09 (d)

FINANCE - 0.0%

CREDIT & OTHER FINANCE - 0.0%

Macsaver Financial Services,      Ba1          1,000,000                           852,500
Inc. 7.875% 8/1/03

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Tenet Healthcare Corp. 8.125%     Ba3          2,220,000                           2,097,900
12/1/08

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

Adelphia  Communications Corp.:

7.75% 1/15/09                     B1           3,340,000                           3,097,850

9.875% 3/1/07                     B1           1,970,000                           2,056,188

Century Communications Corp.,     Ba3          960,000                             422,400
Series B, 0% 1/15/08

Charter Communications            B2           1,670,000                           1,596,938
Holdings LLC/Charter
Communications Holdings
Capital Corp. 8.625% 4/1/09
(d)

CSC Holdings, Inc. 7.875%         Ba2          600,000                             571,116
2/15/18

Falcon Holding Group              B2           1,840,000                           1,285,700
LP/Falcon Funding Corp. 0%
4/15/10 (c)

NTL Communications Corp.          B3           6,470,000                           7,084,650
11.5% 10/1/08

Telewest PLC 0% 10/1/07 (c)       B1           1,780,000                           1,593,100

                                                                                   17,707,942

ENTERTAINMENT - 0.0%

Regal Cinemas, Inc. 8.875%        B3           2,170,000                           1,974,700
12/15/10

LODGING & GAMING - 0.0%

HMH Properties, Inc. 7.875%       Ba2          1,070,000                           984,400
8/1/08

RESTAURANTS - 0.0%

Domino's, Inc. 10.375% 1/15/09    B3           1,120,000                           1,131,200

TOTAL MEDIA & LEISURE                                                              21,798,242



MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (F)                VALUE (NOTE 1)

NONDURABLES - 0.0%

HOUSEHOLD PRODUCTS - 0.0%

Revlon Consumer Products          B2          $ 1,960,000                         $ 1,940,400
Corp. 9% 11/1/06

UTILITIES - 0.2%

CELLULAR - 0.1%

Nextel  Communications, Inc.:

0% 10/31/07 (c)                   B2           4,635,000                           3,256,088

12% 11/1/08                       B2           2,090,000                           2,351,250

                                                                                   5,607,338

TELEPHONE SERVICES - 0.1%

GST Network Funding, Inc. 0%      -            1,620,000                           923,400
5/1/08 (c)(d)

ICG Services, Inc. 0% 5/1/08      -            1,395,000                           753,300
(c)

Intermedia Communications,        B2           770,000                             716,100
Inc. 8.6% 6/1/08

Level 3 Communications, Inc.      B3           2,490,000                           1,550,025
0% 12/1/08 (c)

McLeodUSA, Inc. 9.5% 11/1/08      B2           990,000                             992,475

NEXTLINK Communications, Inc.     B3           2,780,000                           2,696,600
9.625% 10/1/07

Pathnet, Inc. 12.25% 4/15/08      -            520,000                             286,000

Rhythms NetConnections, Inc.      B3           1,670,000                           1,561,450
12.75% 4/15/09 (d)

Teligent, Inc. 0% 3/1/08 (c)      Caa1         3,160,000                           1,864,400

WinStar  Communications, Inc.:

0% 10/15/05 (c)                   Caa1         660,000                             577,500

15% 3/1/07                        CCC          840,000                             966,000

                                                                                   12,887,250

TOTAL UTILITIES                                                                    18,494,588

TOTAL NONCONVERTIBLE BONDS                                                         48,120,280

TOTAL CORPORATE BONDS                                                              182,344,808
(Cost $175,647,333)

CASH EQUIVALENTS - 1.6%

                                                 SHARES

Taxable Central Cash Fund (b)                    197,022,830                       197,022,830
(Cost $197,022,830)

TOTAL INVESTMENT IN                                                                $ 12,548,416,092
SECURITIES - 100%
(Cost $8,710,178,081)


SECURITY TYPE ABBREVIATIONS

ACES    - Automatic Common
          Exchange Securities
DECS    - Dividend Enhanced Convertible
          Stock/Debt Exchangeable for
          Common Stock
PIES    - Premium Income Equity Securities
PRIDES  - Preferred Redeemable
          Increased Dividend
          Equity Securities
STRYPES - Structured Yield Product
          Exchangeable for
          Common Stock
TIDES   - Term Income Deferred
          Equity Securities
TRACES  - Trust Automatic
          Common Exchange Securities

CURRENCY ABBREVIATIONS

JPY     - Japanese yen

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $74,323,762 or 0.6% of net assets.

(e) Standard & Poor's credit ratings are used in absence of a rating by Moody's Investors Service, Inc.

(f) Principal amount is stated in United States dollars unless otherwise noted.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,387,987,794 and $1,717,759,112, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $216,327 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $8,717,979,460. Net unrealized appreciation aggregated $3,830,436,632, of which $4,111,599,498 related to appreciated investment securities and $281,162,866 related to depreciated investment securities.

VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                            JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 12,548,416,092
value  (cost $8,710,178,081)
-  See accompanying schedule

Cash                                          10,114

Receivable for investments                    52,384,900
sold

Receivable for fund shares                    3,080,442
sold

Dividends receivable                          19,484,709

Interest receivable                           3,564,442

Other receivables                             1,007,578

 TOTAL ASSETS                                 12,627,948,277

LIABILITIES

Payable for investments        $ 44,331,406
purchased

Payable for fund shares         9,675,629
redeemed

Accrued management fee          4,933,561

Distribution fees payable       28,132

Other payables and  accrued     901,233
expenses

 TOTAL LIABILITIES                            59,869,961

NET ASSETS                                   $ 12,568,078,316

Net Assets consist of:

Paid in capital                              $ 8,276,118,743

Undistributed net investment                  97,274,883
income

Accumulated undistributed                     356,506,786
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   3,838,177,904
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 12,568,078,316

INITIAL CLASS: NET ASSET                      $27.26
VALUE, offering price   and
redemption price per share
 ($12,210,029,445 (divided
by)   447,974,992 shares)

SERVICE CLASS: NET ASSET                      $27.21
VALUE, offering price   and
redemption price per share
 ($358,048,871 (divided by)
 13,157,148 shares)

STATEMENT OF OPERATIONS

                                     SIX MONTHS ENDED JUNE 30,
                                     1999 (UNAUDITED)

INVESTMENT INCOME                              $ 123,274,610
Dividends

Interest                                        9,575,975

                                                132,850,585

Less foreign taxes withheld                     (3,262,753)

 TOTAL INCOME                                   129,587,832

EXPENSES

Management fee                   $ 28,572,858

Transfer agent fees               3,905,974

Distribution fees - Service       139,714
Class

Accounting fees and expenses      497,956

Non-interested trustees'          27,083
compensation

Custodian fees and expenses       177,582

Registration fees                 28,755

Audit                             42,149

Miscellaneous                     114,076

 Total expenses before            33,506,147
reductions

 Expense reductions               (441,990)     33,064,157

NET INVESTMENT INCOME                           96,523,675

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            366,346,440

 Foreign currency transactions    (10,866)      366,335,574

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            958,811,984

 Assets and liabilities in        (163,094)     958,648,890
foreign currencies

NET GAIN (LOSS)                                 1,324,984,464

NET INCREASE (DECREASE) IN                     $ 1,421,508,139
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 441,990
 Expense reductions  Directed
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 96,523,675               $ 175,118,232
income

 Net realized gain (loss)       366,335,574                377,421,064

 Change in net unrealized       958,648,890                617,114,451
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,421,508,139              1,169,653,747
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (170,985,891)              (143,408,236)
From net investment income

 From net realized gain         (377,968,810)              (510,364,604)

 TOTAL DISTRIBUTIONS            (548,954,701)              (653,772,840)

Share transactions - net        60,468,325                 1,007,105,749
increase (decrease)

  TOTAL INCREASE (DECREASE)     933,021,763                1,522,986,656
IN NET ASSETS

NET ASSETS

 Beginning of period            11,635,056,553             10,112,069,897

 End of period (including      $ 12,568,078,316           $ 11,635,056,553
undistributed net investment
income of $97,274,883 and
$172,284,861, respectively)





OTHER INFORMATION:

                            SIX MONTHS ENDED JUNE 30,                    YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                     DOLLARS           SHARES                        DOLLARS

Share transactions Initial   22,827,373                $ 590,692,684      64,328,671                   $ 1,568,020,907
Class  Sold

  Reinvested                 22,601,688                 537,468,129       27,884,679                    652,780,343

  Redeemed                   (46,332,859)               (1,177,217,609)   (59,592,607)                  (1,424,580,460)

  Net increase (decrease)    (903,798)                 $ (49,056,796)     32,620,743                   $ 796,220,790

 Service Class  Sold         3,919,814                  100,917,363       8,703,524                     212,310,778

  Reinvested                 483,645                    11,486,571        42,396                        992,496

  Redeemed                   (112,907)                  (2,878,813)       (98,817)                      (2,418,315)

  Net increase (decrease)    4,290,552                 $ 109,525,121      8,647,103                    $ 210,884,959

Distributions From net                                 $ 167,408,106                                   $ 143,190,527
investment income  Initial
Class

  Service Class                                         3,577,785                                       217,709

  Total                                                $ 170,985,891                                   $ 143,408,236

 From net realized gain                                $ 370,060,023                                   $ 509,589,817
Initial Class

  Service Class                                         7,908,787                                       774,787

  Total                                                $ 377,968,810                                   $ 510,364,604

                                                       $ 548,954,701                                   $ 653,772,840






FINANCIAL HIGHLIGHTS - INITIAL CLASS

                          SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   (UNAUDITED)                     1998                      1997          1996         1995

Net asset value,
beginning of              $ 25.42                         $ 24.28                   $ 21.03       $ 19.27      $ 15.35
period

Income from Investment
Operations

Net investment income      .21 D                           .38 D                     .36 D         .35          .41

Net realized and
unrealized                 2.85                            2.31                      5.06          2.30         4.69
gain (loss)

Total from investment      3.06                            2.69                      5.42          2.65         5.10
operations

Less Distributions

From net investment income (.38)                           (.34)                     (.36)         (.03)        (.40)

From net realized gain     (.84)                           (1.21)                    (1.81)        (.86)        (.78)

 Total distributions       (1.22)                          (1.55)                    (2.17)        (.89)        (1.18)

Net asset value, end of
period                    $ 27.26                         $ 25.42                   $ 24.28       $ 21.03      $ 19.27

TOTAL RETURN B, C          12.74%                          11.63%                    28.11%        14.28%       35.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period $ 12,210,029                    $ 11,409,912              $ 10,106,742  $ 6,961,090  $ 4,879,435
(000 omitted)

Ratio of expenses to
average                    .57% A                          .58%                      .58%          .58%         .61%
net assets

Ratio of expenses to
average                    .57% A                          .57% F                    .57% F        .56% F       .61%
net assets after  expense
reductions

Ratio of net investment    1.66% A                         1.58%                     1.65%         1.97%        2.56%
income to average net assets

Portfolio turnover         24% A                           28%                       44%           186%         87%





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 15.44
period

Income from Investment
Operations

Net investment income             .41

Net realized and unrealized       .64
gain (loss)

Total from investment             1.05
operations

Less Distributions

From net investment income        (.37)

From net realized gain            (.77)

 Total distributions              (1.14)

Net asset value, end of period   $ 15.35

TOTAL RETURN B, C                 7.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,284,412
(000 omitted)

Ratio of expenses to average      .60%
net assets

Ratio of expenses to average      .58% F
net assets after  expense
reductions

Ratio of net investment           2.83%
income to average net assets

Portfolio turnover                134%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                      1997 E

Net asset value, beginning of    $ 25.39                         $ 24.27                   $ 23.44
period

Income from Investment
Operations

Net investment income D           .19                             .36                       .05

Net realized and unrealized       2.85                            2.31                      .78
gain (loss)

Total from investment             3.04                            2.67                      .83
operations

Less Distributions

From net investment income        (.38)                           (.34)                     -

From net realized gain            (.84)                           (1.21)                    -

Total distributions               (1.22)                          (1.55)                    -

Net asset value, end of period   $ 27.21                         $ 25.39                   $ 24.27

TOTAL RETURNB, C                  12.67%                          11.54%                    3.54%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 358,049                       $ 225,145                 $ 5,328
(000 omitted)

Ratio of expenses to average      .68% A                          .68%                      .68% A
net assets

Ratio of expenses to average      .67% A, F                       .67% F                    .65% A, F
net assets after expense
reductions

Ratio of net investment           1.56% A                         1.51%                     1.63% A
income to average net assets

Portfolio turnover                24% A                           28%                       44%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD
REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR
PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO
DECEMBER 31, 1997.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES.


NOTES TO FINANCIAL STATEMENTS

For the period ended June 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for passive foreign investment companies (PFIC), litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of the fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR, receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .49% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, Service Class paid FDC $139,714, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

For the period, the reductions under this arrangement are shown under the caption "Other Information" on the fund's Statement of Operations.

6. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 14% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 29% of the total outstanding shares of the fund.





INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Stephen R. Petersen, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

* INDEPENDENT TRUSTEES

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

VIPEI-SANN-0899   81781
1.705693.101




VARIABLE INSURANCE PRODUCTS
FUND: OVERSEAS PORTFOLIO

SEMIANNUAL REPORT

JUNE 30, 1999

(2_FIDELITY_LOGOS)

CONTENTS

MARKET ENVIRONMENT          3   A review of what happened in
                                world markets during the
                                past six months.

PERFORMANCE AND INVESTMENT  4   How the fund has done over
SUMMARY                         time, and an overview of the
                                fund's investments at the
                                end of the period.

FUND TALK                   5   The manager's review of fund
                                performance, strategy  and
                                outlook.

INVESTMENTS                 6   A complete list of the fund's
                                investments with their
                                market values.

FINANCIAL STATEMENTS        12  Statements of assets and
                                liabilities, operations, and
                                 changes in net assets, as
                                well as financial highlights.

NOTES                       15  Notes to the financial
                                statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(RECYCLE LOGO) This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

MARKET ENVIRONMENT

An investor-friendly equity environment characterized the first half of the year, as the majority of domestic and international stock markets turned in positive performances for the six-month period ending June 30, 1999. The bulk of debt sectors received a colder shoulder, however, as wary bond investors shied away from the combination of higher inflation expectations and the U.S. Federal Reserve Board's tighter monetary policy. Notably, the period's last day was an eventful one: On June 30, for the first time in two years, the Fed increased key short-term interest rates with a quarter-point hike to 5.00%. At the same time, it also announced a shift to a "neutral" position - meaning the Fed's next move is as likely to be a rate decrease as it is another hike - sparking a rally in the bond market and sending several equity indexes into record-high territory.

U.S. STOCK MARKETS

The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 12.38% for the six months that ended June 30, 1999. At this pace, the S&P 500(registered trademark) is well on its way to tacking on another year to its record of four consecutive annual double-digit percentage gains. Meanwhile, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a lofty 20.39% increase for the first half of the year. After several years on the sidelines, small-cap stocks finally rebounded, particularly in the second quarter of 1999, as the Russell 2000(registered trademark) Index - a popular measure of small-cap stock performance - returned 9.29% for the first half of the year. But it was the technology-laden NASDAQ Composite Index that posted the highest return of these popular equity performance measures, with a 22.70% increase for the six months ending June 30, 1999.

At the period's outset, the economic climate and investment environment were similar to the previous several years: high levels of employment, low inflation and strong consumer confidence, with a handful of large-cap growth stocks - particularly in the technology sector - continuing to set the pace for bullish equity market performance. By the beginning of the second quarter, however, market conditions began to change. The global economy began to improve, due in large part to the willingness of central banks worldwide to lower interest rates, resulting in a broadening of corporate earnings. This environment proved favorable for small- and mid-cap value stocks and the economically sensitive cyclical stocks. The relatively low valuations of these issues proved quite alluring compared to their expensive, large-cap growth counterparts. Consequently, a dramatic rotation into value and cyclical names dominated the second quarter of 1999.

FOREIGN STOCK MARKETS

Over 165 interest-rate cuts in more than 75 countries since the worldwide economic crisis last October helped foreign stock markets post generally positive performances in the first half of 1999. The Morgan Stanley Capital International (MSCI) EAFE(registered trademark) Index - which measures stock performance in Europe, Australia and the Far East - returned 4.08% for the six months ending June 30, 1999. Europe's performance was disappointing, as prospects for economic growth and corporate profits declined, and its new common currency - the euro - struggled since its inception in January. For the period, the MSCI Europe Index fell 2.30%. Conversely, the previously faltering Japanese stock market roared ahead. New corporate restructuring reforms and government economic intervention helped the Tokyo Stock Exchange Index (TOPIX) - a measure of the Japanese market - notch a first-half return of 21.93%. Emerging markets also rebounded. Despite Brazil's currency devaluation in January, and fears of a similar move by Argentina and Colombia late in the period, Latin America was a strong performer as the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned 31.03%. Southeast Asia, too, bounced back, but the period's most remarkable recovery was in Russia, which was the first half's best-performing emerging market, with a return of approximately 133.70%.

U.S. BOND MARKETS

Despite good news at the close of the period, signs of continued strength and emerging inflationary pressures in the U.S. economy, along with improving conditions abroad, hampered the taxable-bond market during the six-month period. The Lehman Brothers Aggregate Bond Index - a widely followed measure of taxable bond performance - fell 1.37% during that time. A sharp rise in consumer prices sparked the worst Treasury bond sell-off in three years, pushing their prices down and bringing yields up to the pre-crisis levels of last summer. The resulting negative market sentiment was further fueled by the Fed's shift in bias toward raising interest rates in mid-May. The Lehman Brothers Treasury Index returned -2.50% for the six-month period ending June 30, 1999. As investors fled Treasuries for more attractive alternatives, spread sector securities - such as corporate and mortgage securities - rallied in response. However, the emergence of rising rates and inflation fears soon slowed the rise in spread products. For the six-month period, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index had returns of -2.26% and 0.53%, respectively. Based on performance, high-yield bonds were among the most attractive domestic debt offerings, as the Merrill Lynch High Yield Master II Index returned 2.49% during the first half of 1999.

FOREIGN BOND MARKETS

Like its U.S. Treasury counterparts, world government bond performance was hindered by the U.S. Federal Reserve Board's adoption of a tightening bias - an inclination to raise interest rates - during the first half of the year. For the six months ending June 30, 1999, the Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - fell 7.17%. Despite rising U.S. interest rates, emerging-market debt enjoyed positive performance in the first half of 1999, as the J.P. Morgan Emerging Markets Bond Index Plus - which tracks total returns for traded external debt instruments in the emerging markets - returned 10.57% during the period. A significantly important development in the strong emerging-market performance was the dramatic increase in the price of oil, which benefited Venezuela, the second-best performing country year-to-date, as well as Russia and Mexico.

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the fund's past 10 year total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

VIP: OVERSEAS - "INITIAL CLASS"  5.12%        10.76%        10.58%

MSCI EAFE                        7.86%        8.33%         6.66%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of June 30, 1999, the index included over 1,000 equity securities of companies domiciled in 21 countries.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

(CHECKMARK) UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

$10,000 OVER 10 YEARS
             VIP Overseas                MS EAFE (Net MA tax)
             00154                       MS001
  1989/06/30      10000.00                    10000.00
  1989/07/31      10935.39                    11255.73
  1989/08/31      10858.24                    10749.52
  1989/09/30      11533.27                    11239.18
  1989/10/31      10906.46                    10787.62
  1989/11/30      11494.70                    11329.90
  1989/12/31      12217.94                    11747.95
  1990/01/31      12054.00                    11310.82
  1990/02/28      11772.65                    10521.39
  1990/03/31      12217.63                     9425.31
  1990/04/30      12285.35                     9350.51
  1990/05/31      13088.25                    10417.42
  1990/06/30      13378.45                    10325.66
  1990/07/31      14055.60                    10471.11
  1990/08/31      12623.92                     9454.28
  1990/09/30      11424.41                     8136.68
  1990/10/31      12488.49                     9404.53
  1990/11/30      12101.55                     8849.78
  1990/12/31      12014.49                     8993.14
  1991/01/31      12130.57                     9284.03
  1991/02/28      12539.25                    10279.26
  1991/03/31      12172.49                     9662.17
  1991/04/30      12440.12                     9757.06
  1991/05/31      12469.86                     9858.87
  1991/06/30      11785.90                     9134.43
  1991/07/31      12370.74                     9583.22
  1991/08/31      12410.39                     9388.60
  1991/09/30      12915.92                     9917.74
  1991/10/31      13005.13                    10058.33
  1991/11/30      12539.25                     9588.76
  1991/12/31      12975.40                    10083.95
  1992/01/31      13134.00                     9868.56
  1992/02/29      12860.30                     9515.35
  1992/03/31      12599.07                     8887.18
  1992/04/30      13382.75                     8929.42
  1992/05/31      13965.48                     9527.12
  1992/06/30      13704.26                     9075.23
  1992/07/31      12830.16                     8842.96
  1992/08/31      12719.64                     9397.60
  1992/09/30      12207.24                     9212.02
  1992/10/31      11373.33                     8728.81
  1992/11/30      11313.04                     8810.95
  1992/12/31      11584.32                     8856.52
  1993/01/31      11915.87                     8855.44
  1993/02/28      12149.27                     9122.93
  1993/03/31      12992.11                     9918.14
  1993/04/30      13855.51                    10859.39
  1993/05/31      14153.59                    11088.74
  1993/06/30      13804.12                    10915.74
  1993/07/31      14348.88                    11297.84
  1993/08/31      15119.78                    11907.73
  1993/09/30      15037.55                    11639.70
  1993/10/31      15582.31                    11998.40
  1993/11/30      14924.48                    10949.62
  1993/12/31      15911.23                    11740.26
  1994/01/31      16949.36                    12732.84
  1994/02/28      16650.42                    12697.58
  1994/03/31      16237.26                    12150.67
  1994/04/30      16774.37                    12666.22
  1994/05/31      16567.79                    12593.49
  1994/06/30      16392.20                    12771.47
  1994/07/31      16826.02                    12894.29
  1994/08/31      17022.27                    13199.56
  1994/09/30      16578.12                    12783.84
  1994/10/31      16918.98                    13209.54
  1994/11/30      16278.58                    12574.68
  1994/12/31      16185.62                    12653.42
  1995/01/31      15514.23                    12167.34
  1995/02/28      15555.05                    12132.42
  1995/03/31      16033.99                    12889.13
  1995/04/30      16492.10                    13373.87
  1995/05/31      16721.16                    13214.45
  1995/06/30      16877.33                    12982.71
  1995/07/31      17626.97                    13790.96
  1995/08/31      17137.63                    13264.89
  1995/09/30      17387.51                    13523.95
  1995/10/31      17043.92                    13160.43
  1995/11/30      17241.74                    13526.60
  1995/12/31      17762.33                    14071.59
  1996/01/31      18095.50                    14129.36
  1996/02/29      18135.35                    14177.13
  1996/03/31      18412.72                    14478.19
  1996/04/30      18924.77                    14899.12
  1996/05/31      18935.44                    14624.95
  1996/06/30      19074.12                    14707.26
  1996/07/31      18508.73                    14277.40
  1996/08/31      18647.41                    14308.69
  1996/09/30      19191.47                    14688.81
  1996/10/31      18999.45                    14538.50
  1996/11/30      19991.56                    15116.96
  1996/12/31      20098.24                    14922.50
  1997/01/31      20098.24                    14403.20
  1997/02/28      20563.89                    14642.29
  1997/03/31      20750.73                    14697.93
  1997/04/30      20925.89                    14778.77
  1997/05/31      22233.75                    15743.38
  1997/06/30      23401.49                    16613.99
  1997/07/31      24195.56                    16885.13
  1997/08/31      22373.88                    15626.35
  1997/09/30      24020.40                    16504.08
  1997/10/31      22338.85                    15239.70
  1997/11/30      22233.75                    15087.31
  1997/12/31      22420.59                    15221.74
  1998/01/31      23156.27                    15920.71
  1998/02/28      24459.73                    16945.21
  1998/03/31      25569.25                    17470.17
  1998/04/30      26287.91                    17611.34
  1998/05/31      26250.08                    17529.09
  1998/06/30      25997.92                    17664.94
  1998/07/31      26199.65                    17847.24
  1998/08/31      21433.79                    15639.36
  1998/09/30      21408.57                    15163.30
  1998/10/31      23362.83                    16747.41
  1998/11/30      24737.11                    17608.72
  1998/12/31      25291.87                    18306.73
  1999/01/31      25644.89                    18256.02
  1999/02/28      24964.97                    17824.27
  1999/03/31      25976.71                    18571.82
  1999/04/30      27132.99                    19327.32
  1999/05/31      25884.74                    18335.26
  1999/06/30      27330.08                    19053.27
IMATRL PRASUN   SHR__CHT 19990630 19990714 113134 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: Overseas Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $27,330 - a 173.30% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,053 - a 90.53% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF JUNE 30, 1999
                               % OF FUND'S INVESTMENTS

Elf Aquitaine (France)          1.8

Nokia AB (Finland)              1.7

BP Amoco PLC (United Kingdom)   1.6

Shell Transport & Trading Co.   1.5
PLC (Reg.)  (United Kingdom)

SmithKline Beecham PLC          1.4
(United Kingdom)

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1999
            % OF FUND'S INVESTMENTS

FINANCE      21.2

UTILITIES    17.4

HEALTH       8.0

ENERGY       7.1

TECHNOLOGY   7.0

TOP FIVE COUNTRIES AS OF JUNE 30, 1999
(EXCLUDING CASH EQUIVALENTS)  % OF FUND'S INVESTMENTS

Japan                          22.7

United Kingdom                 19.3

France                         12.1

Germany                        8.3

Netherlands                    6.7

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH
SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES
CONTRACTS, IF APPLICABLE.

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF RICHARD MACE)

An interview with
Richard Mace,
Portfolio Manager
of Overseas Portfolio

Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK, RICK?

A. The fund fared well. For the six months that ended June 30, 1999, the fund's return topped the 4.08% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East. For the 12 months that ended June 30, 1999, the fund's return lagged the 7.86% return of the EAFE index.

Q. WHAT FACTORS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE
DURING THE PERIOD?

A. Good stock selection in several industries - including telecommunications - helped performance. The telecommunications industry has undergone a major transformation, sparked primarily by worldwide privatization, deregulation and technological advances. This spawned a rash of mergers, acquisitions and alliances among industry participants seeking to expand their global market shares and defend their positions at home. The fund's stakes in companies such as Japan's NTT Mobile Communications and DDI Corp., and the United Kingdom's British Telecommunications and Vodafone AirTouch, performed very well. The fund's energy-related investments - including France's Elf Aquitaine, and the U.K.'s BP Amoco and Shell Transport & Trading - also performed well as the price of oil rebounded sharply.

Q. WHICH OTHER INVESTMENTS STOOD OUT AMONG THE FUND'S TOP
CONTRIBUTORS?

A. The fund's longstanding position in Finnish telecom company Nokia generated good results. When I looked at the stock a year and a half ago, it was trading at a price-to-earnings (P/E) ratio of 20 and the company was growing its earnings at a 30% to 40% clip. On that basis, when I compared Nokia to its counterpart growth stocks in the U.S., the stock should have been trading at a higher P/E multiple. Thus, I felt the valuation was attractive.

Q. WHAT FACTORS HINDERED THE FUND'S PERFORMANCE?

A. A major underweighting - relative to the EAFE index - in Japanese banks detracted from performance. Bank shares in general soared following the Japanese government's unveiling of a plan to inject capital into the country's troubled banking system. I could find no great benefit to the shareholders of these banks, so I decided to avoid them. In addition, the fund's food and household products positions declined during the period, namely Swiss-based Nestle and the U.K.-based Unilever. These companies were hit particularly hard, as investors became concerned that economic weakness would erode sales growth.

Q. THE FUND'S COMBINED INVESTMENTS IN JAPAN, THE U.K. AND FRANCE
TOTALED AROUND 54% AT THE CLOSE OF THE PERIOD. HOW DID YOU POSITION THE FUND WITHIN THESE MARKETS AND HOW DID EACH PERFORM?

A. The fund was underweighted - at approximately 23% and 19%, respectively - in both Japan and the U.K. relative to the EAFE index during the period. At 12%, the fund was overweighted in France. The underweighting in Japan hurt somewhat, as the Japanese market turned the corner and beat the EAFE's return over the past six months. The fund's U.K. positions, while moderately underweighted relative to the index, outperformed it. The fund's investments in France performed well for the most part, but the weak performance of the euro muted much of that performance. It's important to note that the fund's country weightings are accumulated strictly as a result of my stock selection process. If our research team uncovers more stocks that meet my investing criteria in a particular country, the fund may be overweighted in that market.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic that Europe's economies can continue to improve. Since the beginning of 1999, the European Central Bank has cut interest rates and the euro has depreciated 12% against the dollar. This could bode well for European exporters. Consumer spending is also expected to be fairly strong, and stronger domestic growth could allow more small-company stocks to perform well. My outlook on Japan is a bit more tentative. We've begun to see signs of gradual improvement, but nothing to write home about yet. I'd like to see more concrete evidence of a turnaround in Japan before I commit to that market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 2.

(CHECKMARK) FUND FACTS

GOAL: seeks long-term growth of capital primarily by investments in foreign securities

START DATE: January 28, 1987

SIZE: as of June 30, 1999, more than $2.2 billion

MANAGER: Richard Mace, since 1996; joined
Fidelity in 1987

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO

INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 91.7%

                                 SHARES                       VALUE (NOTE 1)

AUSTRALIA - 2.6%

AMP Ltd.                          222,400                     $ 2,450,915

Australia & New Zealand           910,042                      6,745,668
Banking Group Ltd.

Brambles Industries Ltd.          50,600                       1,343,761

Broken Hill Proprietary Co.       497,654                      5,811,044
Ltd. (The)

Cable & Wireless Optus Ltd.       1,277,200                    2,931,608
(a)

Coles Myer Ltd.                   420,326                      2,465,266

Commonwealth Bank of Australia    116,600                      1,871,122

CSR Ltd.                          248,800                      717,171

Fosters Brewing Group Ltd.        541,900                      1,539,619

Goodman Fielder Ltd.              1,101,900                    990,372

National Australia Bank Ltd.      418,100                      6,974,431

News Corp. Ltd.                   652,382                      5,611,041

News Corp. Ltd. sponsored ADR     44,200                       1,395,063
 (ltd. vtg.)

Rio Tinto Ltd.                    235,600                      3,894,260

WMC Ltd.                          2,027,296                    8,779,109

Woolworths Ltd.                   571,300                      1,915,530

                                                               55,435,980

BELGIUM - 0.4%

Electrabel SA                     12,900                       4,176,799

Fortis B                          128,700                      4,053,922

                                                               8,230,721

BERMUDA - 0.0%

Pacific Century Insurance         194,000                      157,026
Holdings Ltd.

CANADA - 1.0%

BCE, Inc.                         295,600                      14,500,103

Celestica, Inc. (sub-vtg.)        50,500                       2,199,255

Cinar Films, Inc. Class B         136,500                      3,344,250
(sub. vtg.) (a)

Newbridge Networks Corp. (a)      33,000                       947,563

Noranda, Inc.                     108,400                      1,437,725

                                                               22,428,896

DENMARK - 0.6%

Carlsberg AS Class B              58,800                       2,444,229

Den Danske Bank Group AS          30,400                       3,285,576

Ratin AS Class B                  15,100                       1,767,978

Tele Danmark AS Class B           39,000                       1,912,983

Unidanmark AS Class A             43,200                       2,873,216

                                                               12,283,982

FINLAND - 2.5%

Asko OY Class A                   32,100                       524,984

Helsinki Telephone Corp.          53,400                       2,541,023
Class E

Nokia AB                          404,600                      37,046,179

Sampo Insurance Co. Ltd.          97,800                       2,842,855

Sonera Group PLC (e)              74,500                       1,633,810

UPM-Kymmene Corp.                 269,100                      8,351,115

Valmet OY                         45,800                       521,156

                                                               53,461,122



                                 SHARES                       VALUE (NOTE 1)

FRANCE - 11.9%

Alcatel Alsthom Compagnie         45,550                      $ 6,462,407
Generale d'Electricite SA
(RFD)

AXA SA de CV (a)                  136,726                      16,731,904

Banque Nationale de Paris         205,800                      17,201,497

Canal Plus SA                     9,000                        2,533,265

Cap Gemini SA                     34,800                       5,486,226

Castorama Dubois                  22,900                       5,448,448
Investissements SA

Club Mediterranee SA (a)          22,000                       2,341,788

Coflexip SA sponsored ADR         83,400                       3,627,900

Compagnie de St. Gobain           27,600                       4,411,102

Compagnie Financiere de           51,200                       5,757,169
Paribas  Class A (Reg.) (a)

Elf Aquitaine                     268,637                      39,523,204

France Telecom SA                 206,000                      15,609,333

Groupe Danone                     36,700                       9,491,079

L'Oreal SA                        5,000                        3,390,410

Lafarge SA                        29,821                       2,844,216

Lagardere S.C.A. (Reg.)           67,400                       2,516,962

Michelin SA (Compagnie            66,519                       2,729,716
Generale des Etablissements)
Class B

Pechiney SA Class A               15,996                       689,682

Pinault Printemps SA              17,000                       2,926,252

Rhone-Poulenc SA Class A          148,172                      6,834,432

Sanofi-Synthelabo SA (a)          264,968                      11,279,056

Scor SA                           96,500                       4,801,555

Seita                             29,700                       1,720,497

Societe Generale, France          53,000                       9,369,738
Class A (a)

Suez Lyonnaise des Eaux           72,000                       13,026,622

Television Francaise 1 SA         34,900                       8,159,121
(T.F.1)

Total Fina SA Class B             158,954                      20,485,195

Union Assurances Federales SA     48,499                       5,769,526

Valeo SA                          28,700                       2,375,097

Vivendi SA                        308,800                      25,091,867

                                                               258,635,266

GERMANY - 7.6%

Allianz AG (Reg.)                 42,800                       11,965,173

BASF AG                           315,100                      14,081,264

Bayer AG                          206,600                      8,644,868

Bayerische Hypo-und               53,500                       3,485,507
Vereinsbank AG

Continental Gummi-Werke AG        36,600                       871,179

DaimlerChrysler AG (Reg.)         153,011                      13,598,849

Deutsche Bank AG                  156,900                      9,579,253

Deutsche Lufthansa AG (Reg.)      107,600                      1,966,792

Deutsche Telekom AG               571,200                      23,930,553

FAG Kugelfischer Georg            131,900                      1,352,160
Schaefer AG

Fresenius Medical Care AG         31,100                       1,857,898

Hoechst AG                        39,000                       1,773,099

Holzmann (Phillip) AG (a)         2,100                        360,609

Mannesmann AG                     190,600                      28,727,111

Metro AG                          46,100                       2,913,746

Munich Reinsurance

AG: (Reg.)                        29,946                       5,563,584

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

GERMANY - CONTINUED

Munich Reinsurance AG: -
continued

(RFD)                             15,646                      $ 2,879,312

RWE AG                            101,200                      4,699,370

Schering AG (a)                   18,300                       1,935,637

Siemens AG                        123,600                      9,588,073

Veba AG                           164,200                      9,715,803

Viag AG                           11,800                       5,622,319

                                                               165,112,159

HONG KONG - 0.5%

Cheung Kong Holdings Ltd.         276,000                      2,454,535

Dah Sing Financial Holdings       774,000                      2,947,878
Ltd.

Dao Heng Bank Group Ltd.          630,000                      2,825,731

Wing Hang Bank Ltd.               578,000                      1,858,701

                                                               10,086,845

HUNGARY - 0.1%

Matav RT sponsored ADR            38,400                       1,056,000

IRELAND - 0.8%

Bank of Ireland, Inc. (Great      575,719                      9,720,832
Britain)

CRH PLC                           164,195                      2,921,446

Elan Corp. PLC sponsored ADR      172,800                      4,795,200
(a)

                                                               17,437,478

ITALY - 3.5%

Assicurazioni Generali Spa        350,200                      12,186,574

Banca Commerciale Italiana Spa    761,800                      5,584,080

Banca di Roma                     1,486,150                    2,150,750

Eni Spa sponsored ADR             1,837,900                    10,874,954

Italgas Spa                       342,300                      1,439,031

Olivetti & Co. Spa                1,883,500                    4,545,586

San Paolo-IMI Spa                 479,100                      6,554,872

Telecom Italia Mobile Spa         1,313,900                    7,874,995

Telecom Italia Spa                1,932,324                    20,325,539

Unicredito Italiano Spa           1,065,800                    4,702,234

                                                               76,238,615

JAPAN - 20.9%

Aiful Corp.                       27,200                       3,325,255

Aiful Corp. (e)                   65,200                       7,970,832

Aiwa Co. Ltd.                     42,300                       1,395,752

Alps Electric Co. Ltd.            46,000                       1,075,768

Aoyama Trading Co. Ltd.           50,900                       1,603,943

Asahi Chemical Industry Co.       328,000                      1,815,533
Ltd.

Bank of Tokyo-Mitsubishi Ltd.     103,000                      1,463,964

Banyu Pharmaceutical Co. Ltd.     315,000                      5,196,948

Canon, Inc.                       180,000                      5,242,500

Dai Nippon Printing Co. Ltd.      140,000                      2,234,688

Dai-Ichi Kangyo Bank Ltd.         476,000                      3,062,735

Dainippon Screen                  224,000                      1,154,877
Manufacturing  Co. Ltd.

Daiwa Securities Co. Ltd.         989,000                      6,526,707

DDI Corp.                         3,828                        23,777,968



                                 SHARES                       VALUE (NOTE 1)

Fancl Corp.                       13,000                      $ 2,359,249

Fuji Bank Ltd.                    902,000                      6,279,959

Fuji Machine Manufacturing        36,000                       1,107,692
Co. Ltd.

Fuji Photo Film Co. Ltd.          137,000                      5,175,995

Furukawa Electric Co. Ltd.        1,590,000                    7,279,439

Hirose Electric Co. Ltd.          11,500                       1,191,503

Hitachi Ltd.                      1,352,000                    12,767,951

Honda Motor Co. Ltd.              393,000                      17,046,376

Hoya Corp.                        29,000                       1,633,904

Ito-Yokado Co. Ltd.               320,000                      21,381,729

Kao Corp.                         242,000                      6,787,379

Kirin Brewery Co. Ltd.            1,715,000                    20,513,509

Koa Denko Co. Ltd.                64,000                       697,942

Kobe Steel Ltd. Ord.              571,000                      508,707

Kokusai Denshin Denwa             99,800                       7,154,152

Kyocera Corp.                     150,000                      8,785,317

Matsushita Electric               869,000                      17,233,357
Industrial Co. Ltd.

Matsushita Electric Works Co.     105,000                      1,011,673
Ltd.

Matsushita-Kotobuk                73,000                       2,059,476
Electronics  Industries Ltd.

Minolta Co. Ltd.                  871,000                      4,454,692

Mitsubishi Electric Corp.         2,602,000                    9,980,863

Mitsubishi Estate Co. Ltd.        646,000                      6,293,471

Mitsubishi Trust & Banking        427,000                      4,142,314
Corp.

Mitsui Fudosan Co. Ltd.           288,000                      2,328,233

NEC Corp.                         291,000                      3,612,745

Nichicon Corp.                    167,000                      2,431,471

Nikko Securities Co. Ltd.         1,688,000                    10,875,051

Nintendo Co. Ltd.                 44,900                       6,300,260

Nippon Computer Systems Corp.     132,000                      2,139,658

Nippon Telegraph & Telephone      1,368                        15,911,570
Corp.

Nippon Zeon Co. Ltd.              153,000                      1,111,924

Nomura Securities Co. Ltd.        916,000                      10,707,132

NTT Mobile Communication          756                          10,102,867
Network, Inc.

Omron Corp.                       1,524,000                    26,400,496

Orix Corp.                        60,900                       5,425,614

Ricoh Co. Ltd.                    465,000                      6,390,514

Rohm Co. Ltd.                     13,000                       2,032,172

Ryohin Keikaku Co. Ltd.           12,200                       3,064,467

Sankyo Co. Ltd.                   108,000                      2,717,261

Secom Ltd.                        58,000                       6,028,460

Sekisui Chemical Co. Ltd.         5,000                        28,954

Sharp Corp.                       759,000                      8,953,352

Shin-Etsu Chemical Co. Ltd.       141,000                      4,710,662

Shohkoh Fund & Co. Ltd.           6,600                        4,725,758

Softbank Corp.                    55,700                       11,261,762

Sony Corp.                        60,000                       6,622,500

Sumitomo Realty &                 474,000                      1,775,178
Development Co. Ltd.

Takeda Chemical Industries        582,000                      26,933,555
Ltd.

Takefuji Corp.                    73,100                       7,543,667

Takefuji Corp. (e)                36,400                       3,756,354

Terumo Corp.                      202,000                      4,490,741

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

JAPAN - CONTINUED

THK Co. Ltd.                      348,400                     $ 8,047,185

Toyota Motor Corp.                125,000                      3,949,268

Yahoo Japan Corp.                 6                            2,242,112

Yamaha Motor Co. Ltd.             242,000                      2,243,828

Yamanouchi Pharmaceutical Co.     141,000                      5,385,276
Ltd.

                                                               451,944,166

LUXEMBOURG - 0.1%

Stolt Comex Seaway SA             103,100                      1,121,213

MALAYSIA - 0.1%

Oriental Holdings BHD             1,116,000                    3,054,316

MEXICO - 0.8%

Banacci SA de CV Class O (a)      1,236,000                    3,152,657

Empresas ICA Sociedad             255,400                      1,723,950
Controladora SA de CV
sponsored ADR

Grupo Elektra SA de CV:

ADR                               96,400                       566,350

Unit                              584,000                      342,796

Grupo Financiero Bancomer SA      22,638,000                   8,262,749
de  CV Series A

Tubos de Acero de Mexico SA       326,700                      3,552,863
sponsored ADR

                                                               17,601,365

NETHERLANDS - 6.6%

ABN AMRO Holding NV               323,000                      7,016,674

Aegon NV                          69,500                       5,057,762

Ahrend (KON) NV                   50,890                       887,037

Akzo Nobel NV                     202,600                      8,550,846

CSM NV                            38,400                       1,924,574

Equant NV (Reg.)                  45,200                       4,254,450

Exact Holding NV (a)(e)           100                          2,591

Fortis Amev NV                    336,800                      10,434,663

Heineken NV                       94,600                       4,858,698

ING Groep NV                      372,086                      20,207,479

Koninklijke (Royal) Philips       197,996                      19,590,742
Electronics NV

Koninklijke Ahold NV              225,477                      7,790,372

Koninklijke KPN NV                196,500                      9,248,759

Nutreco Holding NV                69,433                       2,470,779

Royal Dutch Petroleum Co.         80,980                       4,879,044
(Hague Registry)

Samas Groep NV                    78,200                       1,160,829

STMicroelectronics NV             77,000                       5,341,875

TNT Post Group NV                 81,500                       1,951,723

Unilever NV                       169,817                      11,479,851

Vedior NV                         192,700                      3,289,085

Vendex NV CVA                     172,400                      4,618,985

Vnu NV                            138,000                      5,531,721

Wolters Kluwer NV                 59,500                       2,375,821

                                                               142,924,360

NEW ZEALAND - 0.1%

Lion Nathan Ltd.                  495,600                      1,194,988



                                 SHARES                       VALUE (NOTE 1)

PORTUGAL - 0.1%

Electricidade de Portugal SA      149,600                     $ 2,702,000

SINGAPORE - 0.5%

Development Bank of Singapore     362,000                      4,427,874
Ltd.  (For. Reg.)

Oversea-Chinese Banking Corp.     220,000                      1,837,107
 (For. Reg.)

Overseas Union Bank Ltd.          387,300                      1,867,604

United Overseas Bank Ltd.         312,000                      2,183,358
(For. Reg.)

                                                               10,315,943

SPAIN - 2.9%

Argentaria Caja Postal y          118,600                      2,710,129
Banco Hipotecario de Espana
SA

Banco Bilbao Vizcaya SA (Reg.)    255,100                      3,697,074

Banco Santander Central           1,158,168                    12,100,476
Hispano SA

Endesa SA                         314,700                      6,732,196

Iberdrola SA                      336,700                      5,144,381

Tabacalera SA Series A            96,900                       1,964,669

Telefonica SA (a)                 624,600                      30,180,147

Union Electrica Fenosa SA         71,400                       936,541

                                                               63,465,613

SWEDEN - 2.0%

ABB Ltd.                          37,263                       3,508,196

Electrolux AB                     236,400                      4,983,178

Ericsson (L.M.) Telefon AB        401,300                      13,217,819
Class B

Nordbanken Holding AB             532,200                      3,132,349

Skandia Foersaekrings AB          176,100                      3,315,854

Skandinaviska Enskilda Banken     178,400                      2,091,553
Class A

Svenska Handelsbanken             236,800                      2,860,361

Swedish Match Co.                 1,572,900                    5,643,943

Volvo AB Class B                  137,600                      4,041,999

                                                               42,795,252

SWITZERLAND - 5.8%

ABB Ltd. (Reg.)                   50,251                       4,748,917

Credit Suisse Group (Reg.)        71,454                       12,399,127

Gretag Imaging Holding AG         23,500                       2,277,690
(Reg.)

Holderbank Financiere Glarus      1,040                        1,231,067
AG (Bearer)

Julius Baer Holding AG            1,392                        3,977,913

Nestle SA (Reg.)                  14,400                       26,018,836

Novartis AG (Reg.)                19,100                       27,968,649

Roche Holding AG                  1,290                        13,297,768
participation certificates

Swatch Group AG (The) (Reg.)      18,000                       2,577,732

Swiss Reinsurance Co. (Reg.)      3,000                        5,728,293

Swisscom AG                       24,700                       9,321,055

UBS AG                            55,834                       16,712,022

                                                               126,259,069

TAIWAN - 0.5%

Taiwan Semiconductor              3,093,450                    11,827,897
Manufacturing Co. Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

UNITED KINGDOM - 19.3%

Abbey National PLC                260,900                     $ 4,901,174

Allied Domecq PLC                 323,200                      3,119,874

Allied Zurich PLC                 1,063,500                    13,377,732

Amvescap PLC                      466,400                      4,152,760

Asda Group PLC                    857,300                      2,937,696

Ashtead Group PLC                 790,900                      2,183,102

AstraZeneca Group PLC             137,700                      5,396,125

BG PLC                            618,100                      3,777,850

Boots Co. PLC                     230,700                      2,741,859

BP Amoco PLC                      1,955,393                    35,359,902

British Aerospace PLC             308,234                      2,007,913

British American Tobacco PLC      537,100                      5,053,356

British Energy PLC                357,000                      3,040,719

British Telecommunications PLC    1,356,300                    23,226,721

BTP PLC                           144,800                      992,368

BTR Siebe PLC                     870,700                      4,123,499

Cadbury Schweppes PLC             669,600                      4,266,887

Caradon PLC                       5,074,280                    11,965,474

CGU PLC                           328,600                      4,750,227

Cookson Group PLC                 1,151,238                    3,885,914

Courtaulds Textiles PLC           552,200                      1,419,706

Diageo PLC                        770,300                      8,049,337

Dixons Group PLC                  128,800                      2,407,401

Gallaher Group PLC                182,900                      1,127,989

General Electric Co. PLC          550,100                      5,613,843

Glaxo Wellcome PLC                839,800                      23,776,867

Hays PLC                          156,400                      1,649,121

Hilton Group PLC                  382,600                      1,517,740

Kingfisher PLC                    713,400                      8,214,294

Lloyds TSB Group PLC              1,473,800                    19,991,773

Marks & Spencer PLC               93,700                       542,400

National Grid Group PLC           563,390                      3,923,324

National Westminster Bank PLC     146,400                      3,105,830

Orange PLC (a)                    408,700                      5,995,175

Pearson PLC                       269,800                      5,485,411

Peninsular & Oriental Steam       124,100                      1,864,451
Navigation Co.

Prudential Corp. PLC              454,200                      6,691,266

Rentokil Initial PLC              3,144,500                    12,275,554

Reuters Group PLC                 618,600                      8,142,365

Rio Tinto PLC (Reg.)              197,500                      3,312,981

Royal & Sun Alliance              421,280                      3,780,919
Insurance  Group PLC

Royal Bank of Scotland Group      254,000                      5,176,194
PLC

Sainsbury (J.) PLC                392,700                      2,477,623

Schroders PLC                     39,300                       803,363

Scottish & Newcastle PLC          318,300                      3,316,071

Scottish & Southern Energy PLC    356,300                      3,647,328

Shell Transport & Trading Co.     4,304,300                    33,268,981
PLC (Reg.)

Smith (David S.) Holdings PLC     511,600                      1,198,316

SmithKline Beecham PLC            2,317,042                    30,614,077

South African Breweries PLC       355,400                      3,043,908
(a)



                                 SHARES                       VALUE (NOTE 1)

Standard Chartered PLC            8,373                       $ 136,822

Tarmac PLC                        3,569,159                    6,699,265

Tomkins PLC                       396,800                      1,721,150

Unilever PLC                      1,494,910                    13,921,405

Vodafone AirTouch PLC             1,340,144                    26,400,842

Vodafone AirTouch PLC             59,650                       11,751,050
sponsored ADR

WPP Group PLC                     315,300                      2,668,136

                                                               416,993,430

UNITED STATES OF AMERICA - 0.5%

Ask Jeeves, Inc.                  400                          5,600

Baker Hughes, Inc.                69,800                       2,338,300

Clarent Corp.                     1,400                        21,000

Halliburton Co.                   65,600                       2,968,400

Kaiser Aluminum Corp. (a)         8,200                        72,775

McDermott International, Inc.     20,500                       579,125

Newmont Mining Corp.              136,800                      2,718,900

Noble Drilling Corp. (a)          43,600                       858,375

Smith International, Inc. (a)     13,300                       577,719

Weatherford International,        39,100                       1,432,038
Inc. (a)

                                                               11,572,232

TOTAL COMMON STOCKS                                             1,984,335,934
(Cost $1,517,977,494)

PREFERRED STOCKS - 1.0%



CONVERTIBLE PREFERRED STOCKS
- 0.3%

AUSTRALIA - 0.3%

WBK STRYPES Trust (Westpac        174,300                      5,642,963
Banking Corp.) $3.135

NONCONVERTIBLE PREFERRED
STOCKS - 0.7%

GERMANY - 0.5%

Dyckerhoff AG                     7,000                        2,121,657

SAP AG (Systeme  Anwendungen      15,300                       6,205,800
Produkte)

Wella AG                          4,300                        3,091,454

                                                               11,418,911

ITALY - 0.2%

Telecom Italia Spa Risp           742,025                      4,049,025

TOTAL NONCONVERTIBLE                                           15,467,936
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                         21,110,899
(Cost $15,760,716)

INVESTMENT COMPANIES - 0.9%



EMERGING MARKETS - 0.2%

Asia Tigers Fund, Inc.            142,400                      1,352,800

Templeton Dragon Fund, Inc.       310,500                      3,434,906

                                                               4,787,706

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                       VALUE (NOTE 1)

GERMANY - 0.2%

New Germany Fund, Inc. (The)      370,600                     $ 4,516,688

HONG KONG - 0.1%

Asia Pacific Fund, Inc.           209,100                      2,051,794

MULTI-NATIONAL - 0.4%

European Warrant Fund, Inc.       118,700                      1,884,363

Morgan Stanley Asia-Pacific       670,800                      6,456,450
Fund, Inc.

                                                               8,340,813

TOTAL INVESTMENT COMPANIES                                     19,697,001
(Cost $19,802,736)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)

FRANCE - 0.2%

Groupe Danone  3% 1/1/02          A1     EUR   1,547,358                          2,617,159

Suez Lyonnaise des Eaux 4%        A+     EUR   1,189,102                          2,715,431
1/1/06

TOTAL FRANCE                                                                      5,332,590

NETHERLANDS - 0.1%

Koninklijke Ahold NV  3%          Baa1   NLG   4,750,000                          2,864,064
9/30/03

UNITED STATES OF AMERICA - 0.4%

Nestle Holdings, Inc.  3%         -            5,480,000                          6,432,150
6/17/02

Roche Holdings, Inc. liquid       -            3,160,000                          1,777,500
yield option note  0%
4/20/10 (e)

TOTAL UNITED STATES OF AMERICA                                                    8,209,650

TOTAL CONVERTIBLE BONDS                                                          16,406,304
(Cost $18,437,429)

GOVERNMENT OBLIGATIONS - 0.7%



UNITED STATES OF AMERICA - 0.7%

U.S. Treasury Bills, yield at     -            15,000,000                         14,917,721
date of purchase 4.34% to
4.78% 7/1/99 to 9/30/99 (f)
(Cost $14,915,527)

CASH EQUIVALENTS - 5.0%

                                                SHARES

Taxable Central Cash Fund (c)                  108,338,727                    108,338,727
(Cost $108,338,727)

TOTAL INVESTMENT IN                                                            $ 2,164,806,586
SECURITIES - 100%
(Cost $1,695,232,629)



FUTURES CONTRACTS

                           EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

253 Nikkei 225 Index       Sept. 1999           $ 22,460,075                $ 1,494,740
Contracts (Japan)

149 Topix Index Contracts  Sept. 1999            17,196,379                  1,054,349
(Japan)

                                                $ 39,656,454                $ 2,549,089


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF INVESTMENT IN SECURITIES - 1.8%

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

NLG                          -   Dutch guilder

SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable  for Common Stock

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.84%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,141,087 or 0.7% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,700,000.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $813,754,126 and $840,324,471, respectively.

The market value of futures contracts opened and closed during the period amounted to $109,159,004 and $142,544,989, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $825 for the period.

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,707,366,742. Net unrealized appreciation aggregated $457,439,844, of which $531,467,130 related to appreciated investment securities and $74,027,286 related to depreciated investment securities.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

AEROSPACE & DEFENSE           0.1%

BASIC INDUSTRIES              3.8

CASH EQUIVALENTS              5.0

CONSTRUCTION & REAL ESTATE    2.4

DURABLES                      4.5

ENERGY                        7.1

FINANCE                       21.2

GOVERNMENT OBLIGATIONS        0.7

HEALTH                        8.0

HOLDING COMPANIES             0.3

INDUSTRIAL MACHINERY &        5.4
EQUIPMENT

INVESTMENT COMPANIES          0.9

MEDIA & LEISURE               2.3

NONDURABLES                   6.6

PRECIOUS METALS               0.5

RETAIL & WHOLESALE            3.5

SERVICES                      2.9

TECHNOLOGY                    7.0

TRANSPORTATION                0.4

UTILITIES                     17.4

                              100.0%

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                     JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 2,164,806,586
value  (cost $1,695,232,629)
-  See accompanying schedule

Receivable for investments                   52,491,547
sold

Receivable for fund shares                   33,878,668
sold

Dividends receivable                         6,352,043

Interest receivable                          489,592

Other receivables                            55,105

 TOTAL ASSETS                                2,258,073,541

LIABILITIES

Payable to custodian bank      $ 1,109,260

Payable for investments         46,326,496
purchased

Payable for fund shares         460,624
redeemed

Accrued management fee          1,285,467

Distribution fees payable       4,658

Payable for daily variation     366,336
on  futures contracts

Other payables and  accrued     418,210
expenses

 TOTAL LIABILITIES                           49,971,051

NET ASSETS                                  $ 2,208,102,490

Net Assets consist of:

Paid in capital                             $ 1,622,113,054

Undistributed net investment                 5,415,058
income

Accumulated undistributed net                108,549,962
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  472,024,416
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                  $ 2,208,102,490

INITIAL CLASS: NET ASSET                     $20.80
VALUE, offering price   and
redemption price per share
 ($2,144,918,224 (divided
by) 103,130,270  shares)

SERVICE CLASS: NET ASSET                     $20.77
VALUE, offering price   and
redemption price per share
 ($63,184,266 (divided by)
3,042,463    shares)

STATEMENT OF OPERATIONS

                                  SIX MONTHS ENDED JUNE 30,
                                  1999 (UNAUDITED)

INVESTMENT INCOME                              $ 30,054,894
Dividends

Interest                                        3,305,018

                                                33,359,912

Less foreign taxes withheld                     (3,571,758)

 TOTAL INCOME                                   29,788,154

EXPENSES

Management fee                   $ 7,714,595

Transfer agent fees               691,895

Distribution fees - Service       22,738
Class

Accounting fees and expenses      484,949

Non-interested trustees'          5,276
compensation

Custodian fees and expenses       710,068

Registration fees                 8,712

Audit                             23,977

Miscellaneous                     30,875

 Total expenses before            9,693,085
reductions

 Expense reductions               (522,927)     9,170,158

NET INVESTMENT INCOME                           20,617,996

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            112,336,696

 Foreign currency transactions    40,488

 Futures contracts                3,848,156     116,225,340

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            29,187,214

 Assets and liabilities in        72,114
foreign currencies

 Futures contracts                5,102,727     34,362,055

NET GAIN (LOSS)                                 150,587,395

NET INCREASE (DECREASE) IN                     $ 171,205,391
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 521,891
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                             1,036

                                               $ 522,927

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 20,617,996               $ 24,821,303
income

 Net realized gain (loss)       116,225,340                46,470,387

 Change in net unrealized       34,362,055                 174,010,260
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     171,205,391                245,301,950
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (31,839,749)               (37,913,851)
From net investment income

 From net realized gain         (51,354,434)               (111,746,087)

 TOTAL DISTRIBUTIONS            (83,194,183)               (149,659,938)

Share transactions - net        10,528,562                 86,667,359
increase (decrease)

  TOTAL INCREASE (DECREASE)     98,539,770                 182,309,371
IN NET ASSETS

NET ASSETS

 Beginning of period            2,109,562,720              1,927,253,349

 End of period (including      $ 2,208,102,490            $ 2,109,562,720
undistributed net investment
income of $5,415,058 and
$15,374,087, respectively)



OTHER INFORMATION:

                            SIX MONTHS ENDED  JUNE 30,                    YEAR ENDED DECEMBER 31, 1998
                            1999 (UNAUDITED)

                            SHARES                      DOLLARS           SHARES                        DOLLARS

Share transactions Initial   70,526,229                 $ 1,408,673,445    83,667,719                   $ 1,630,270,593
Class  Sold

  Reinvested                 4,250,326                   81,691,268        7,943,861                     149,503,507

  Redeemed                   (75,092,389)                (1,505,806,021)   (88,486,169)                  (1,726,300,500)

  Net increase (decrease)    (315,834)                  $ (15,441,308)     3,125,411                    $ 53,473,600

 Service Class  Sold         3,330,146                  $ 66,705,230       1,950,594                    $ 38,211,430

  Reinvested                 78,277                      1,502,916         8,320                         156,588

  Redeemed                   (2,098,635)                 (42,238,276)      (274,725)                     (5,174,259)

  Net increase (decrease)    1,309,788                  $ 25,969,870       1,684,189                    $ 33,193,759

Distributions From net                                  $ 31,264,559                                    $ 37,874,182
investment income  Initial
Class

  Service Class                                          575,190                                         39,669

  Total                                                 $ 31,839,749                                    $ 37,913,851

 From net realized gain                                 $ 50,426,708                                    $ 111,629,169
Initial Class

  Service Class                                          927,726                                         116,918

  Total                                                 $ 51,354,434                                    $ 111,746,087

                                                        $ 83,194,183                                    $ 149,659,938




FINANCIAL HIGHLIGHTS - INITIAL CLASS

                                 SIX MONTHS ENDED JUNE 30,
                                 1999                      YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)               1998                      1997         1996         1995

Net asset value, beginning of    $ 20.06                   $ 19.20                   $ 18.84      $ 17.06      $ 15.67
period

Income from Investment
Operations

Net investment income             .20 D                     .23 D                     .30 D        .32 D, E     .17

Net realized and unrealized       1.35                      2.13                      1.70         1.88         1.34
gain (loss)

Total from investment             1.55                      2.36                      2.00         2.20         1.51
operations

Less Distributions

From net investment income        (.31)                     (.38)                     (.33)        (.20)        (.06)

From net realized gain            (.50)                     (1.12)                    (1.31)       (.22)        (.02)

In excess of net realized gain    -                         -                         -            -            (.04)

 Total distributions              (.81)                     (1.50)                    (1.64)       (.42)        (.12)

Net asset value, end of period   $ 20.80                   $ 20.06                   $ 19.20      $ 18.84      $ 17.06

TOTAL RETURN B, C                 8.06%                     12.81%                    11.56%       13.15%       9.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,144,918               $ 2,074,843               $ 1,926,322  $ 1,667,601  $ 1,343,134
(000 omitted)

Ratio of expenses to average      .93% A                    .91%                      .92%         .93%         .91%
net assets

Ratio of expenses to average      .88% A, G                 .89% G                    .90% G       .92% G       .91%
net assets after  expense
reductions

Ratio of net investment           1.99% A                   1.19%                     1.55%        1.84%        1.88%
income to average net assets

Portfolio turnover                85% A                     84%                       67%          92%          50%





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 15.48
period

Income from Investment
Operations

Net investment income             .19

Net realized and unrealized       .08
gain (loss)

Total from investment             .27
operations

Less Distributions

From net investment income        (.08)

From net realized gain            -

In excess of net realized gain    -

 Total distributions              (.08)

Net asset value, end of period   $ 15.67

TOTAL RETURN B, C                 1.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,297,701
(000 omitted)

Ratio of expenses to average      .92%
net assets

Ratio of expenses to average      .92%
net assets after  expense
reductions

Ratio of net investment           1.28%
income to average net assets

Portfolio turnover                42%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

                                 SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED  DECEMBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                     1998                       1997 F

Net asset value, beginning of    $ 20.04                         $ 19.20                    $ 19.36
period

Income from Investment
Operations

Net investment income D           .18                             .15                        .01

Net realized and unrealized       1.36                            2.19                       (.17)
gain (loss)

Total from investment             1.54                            2.34                       (.16)
operations

Less Distributions

From net investment income        (.31)                           (.38)                      -

From net realized gain            (.50)                           (1.12)                     -

Total distributions               (.81)                           (1.50)                     -

Net asset value, end of period   $ 20.77                         $ 20.04                    $ 19.20

TOTAL RETURN B, C                 8.02%                           12.69%                     (0.83)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 63,184                        $ 34,720                   $ 931
(000 omitted)

Ratio of expenses to average      1.04% A                         1.01%                      1.02% A
net assets

Ratio of expenses to average      .99% A, G                       .97% G                     1.01% A, G
net assets after expense
reductions

Ratio of net investment           1.89% A                         .80%                       .31% A
income to average net assets

Portfolio turnover                85% A                           84%                        67%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD
REDUCE THE TOTAL RETURNS
SHOWN. TOTAL RETURNS FOR
PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.

F FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO
DECEMBER 31, 1997.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES.


NOTES TO FINANCIAL STATEMENTS

For the period ended June 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .75% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of
 .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, Service Class paid FDC $22,738, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

6. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 13% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 36% of the total outstanding shares of the fund.







INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research (U.K.) Inc.,
 London, England

Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan

Fidelity International Investment Advisors,
 Pembroke, Bermuda

Fidelity International Investment Advisors (U.K.) Limited,
 Kent, England

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane Jr., VICE PRESIDENT
Richard R. Mace Jr., VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

* INDEPENDENT TRUSTEES

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

VIPOVRS-SANN-0899  81786
1.705696.101